EXHIBIT 10.5

CONFIDENTIAL TREATMENT REQUESTED

PURSUANT TO RULE 406

AIRBUS A330-200 FREIGHTER PURCHASE AGREEMENT

Dated as of May 30th, 2007

between

Airbus S.A.S.,

Seller

and

INTREPID AVIATION GROUP, LLC

Buyer

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

C O N T E N T S

0 - DEFINITIONS

1 - SALE AND PURCHASE

2 - SPECIFICATION

2.1	Airframe Specification

2.2	Propulsion Systems

2.3.	Customization Milestones Chart

3 - PRICE

3.1	Base Price of the Aircraft

3.2	Final Contract Price

3.3	Taxes, Duties and Imposts

4 - PRICE REVISION

4.1	Seller Price Revision Formula

4.2	Propulsion Systems Price Revision

5 - PAYMENT TERMS

5.1	Seller’s Account

5.2	Predelivery Payments

5.3	Commitment Fee

5.4	Payment of Balance of the Final Contract Price

5.5	Application of Payments

5.6	Setoff Payments

5.7	Overdue Payments

5.8	Proprietary Interest

5.9	Payment in Full

6 - MANUFACTURE PROCEDURE - INSPECTION

6.1	Manufacture Procedures

6.2	Inspection

6.3	Representatives

7 - CERTIFICATION

7.1	Type Certification

7.2	Export Certificate of Airworthiness

8 - TECHNICAL ACCEPTANCE

8.1	Technical Acceptance Process

8.2	Buyer’s Attendance

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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8.3	Certificate of Acceptance

8.4	Finality of Acceptance

8.5	Aircraft Utilization

9 - DELIVERY

9.1	Delivery Schedule

9.2	Delivery

9.3	Flyaway

10 - EXCUSABLE DELAY AND TOTAL LOSS

10.1	Scope of Excusable Delay

10.2	Consequences of Excusable Delay

10.3	Termination on Excusable Delay

10.4	Total Loss, Destruction or Damage

10.5	Remedies

11 - INEXCUSABLE DELAY

11.1	Liquidated Damages

11.2	Renegotiation

11.3	Termination

11.4	Remedies

12. WARRANTIES AND SERVICE LIFE POLICY

12.1	Warranty

12.2	Seller Service Life Policy

12.3	Supplier Warranties And Service Life Policies

12.4	Interface Commitment

12.5	Exclusivity Of Warranties

12.6	Duplicate Remedies

12.7	Transferability

12.8	Negotiated Agreement

13. PATENT AND COPYRIGHT INDEMNITY

13.1	Indemnity

13.2	Administration of Patent and Copyright Indemnity Claims

14 - TECHNICAL DATA AND SOFTWARE SERVICES

14A	Technical Data

14B	Software Services

14C	General Provisions

15 - SELLER REPRESENTATIVES

15.1	Customer Support Director

15.2	Customer Services Representatives

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

15.3	Buyer’s or its Operators’ Support

15.4	Temporary Assignment and Withdrawal of Resident Customer Support Representative

15.5	Indemnities

16 - TRAINING AND TRAINING AIDS

16.1	General

16.2	Scope

16.3	Training Organization / Location

16.4	Training Courses

16.5	Prerequisites and Conditions

16.6	Logistics

16.7	Flight Operations Training

16.8	Maintenance Training

16.9	Supplier and Engine Manufacturer Training

16.10	Training Aids for the Buyer’s or its Operators’ Training Organization

17 - SUPPLIER PRODUCT SUPPORT

17.1	Equipment Supplier Product Support Agreements

17.2	Supplier Compliance

18 - BUYER FURNISHED EQUIPMENT

18.1	Administration

18.2	Requirements

18.3	Buyer’s Obligation and Seller’s Remedies

18.4	Title and Risk of Loss

18.5	Disposition of BFE Following Termination

19 - INDEMNITIES AND INSURANCE

19.1	Seller’s Indemnities

19.2	Buyer’s Indemnities

19.3	Notice and Defense of Claims

19.4	Insurance

20 - ASSIGNMENTS AND TRANSFERS

20.1	Assignments by Buyer

20.2	Assignments on Sale, Merger or Consolidation

20.3	Designations by Seller

20.4	Transfer of Rights and Obligations upon Reorganization

21 - TERMINATION

21.1	Termination Events

21.2	Certain Definitions

21.3.	Notification of a Buyer Termination Event

21.4	Information Covenants

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

22 - MISCELLANEOUS PROVISIONS

22.1	Data Retrieval

22.2	Notices

22.3	Waiver

22.4	International Supply Contract

22.5	Certain Representations Of The Parties

22. 6	Interpretation And Law

22.7	Waiver of Jury Trial

22.8	No Representations outside of this Agreement.

22.9	Confidentiality

22.10	Severability

22.11	Entire Agreement

22.12	Inconsistencies

22.13	Language

22.14	Counterparts

22.15	International Registry Filings

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

C O N T E N T S

EXHIBITS

EXHIBIT A	A330-200F STANDARD SPECIFICATION

EXHIBIT B-1	FORM OF SPECIFICATION CHANGE NOTICE

EXHIBIT B-2	SPECIFICATION CHANGE NOTICES

EXHIBIT B-3	FORM OF MANUFACTURER SPECIFICATION CHANGE NOTICE

EXHIBIT C	SELLER SERVICE LIFE POLICY – ITEMS COVERED

EXHIBIT D	FORM OF CERTIFICATE OF ACCEPTANCE

EXHIBIT E	FORM OF BILL OF SALE

EXHIBIT F	TECHNICAL DATA INDEX

EXHIBIT G	SELLER PRICE REVISION FORMULA

EXHIBIT H	PROPULSION SYSTEMS PRICE REVISION FORMULA

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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P U R C H A S E    A G R E E M E N T

This agreement is made this 30th day of May, 2007

between

AIRBUS S.A.S. organized and existing under the laws of the Republic of France, having its registered office located at

1, rond-point Maurice Bellonte

31700 BLAGNAC

FRANCE

(hereinafter referred to as the “Seller”)

and

INTREPID AVIATION GROUP, LLC, a limited liability company organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at

650 Madison Avenue 26th Floor

New York, NY 10022

(hereinafter referred to as the “Buyer”)

WHEREAS the Buyer wishes to purchase and the Seller is willing to sell twenty (20) Airbus A330-200 Freighter model aircraft, on the terms and conditions herein provided,

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NOW THEREFORE IT IS AGREED AS FOLLOWS:

0 -	DEFINITIONS

For all purposes of this Agreement (as defined below), except as otherwise expressly provided or unless the context otherwise requires, the following terms will have the following meanings:

Affiliate - with respect to any person or entity, any other person or entity directly or indirectly controlling, controlled by or under common control with such person or entity.

Agreement - this Airbus A330-200 Freighter purchase agreement, including all exhibits and appendixes attached hereto, as the same may be amended, modified, or supplemented and in effect from time to time.

Aircraft - any or all of the twenty (20) firm A330-200 Freighter aircraft for which the delivery schedule is set forth in Clause 9.1.1 to be sold by the Seller and purchased by the Buyer pursuant to this Agreement, together with all components, equipment, parts and accessories installed in or on such Aircraft and the Propulsion Systems installed thereon upon delivery.

Aircraft Training Services - all on-aircraft training courses and training support provided to the Buyer or any of its Operators pursuant to this Agreement, including flight training, line training, flight assistance, line assistance, and maintenance support.

Airframe - any A330-200 Freighter Aircraft, excluding the Propulsion Systems therefor.

ANACS - Airbus North America Customer Services, Inc., a corporation organized and existing under the laws of Delaware, having its registered office located at 198 Van Buren Street, Suite 300, Herndon, VA 20170, or any successor thereto.

ATA Specification - specification issued by the Air Transport Association of America relating to various aircraft including manufacturers’ technical data, software programs, integrated data processing, spare parts shipment, industry-wide communication system linking suppliers and users for the purposes of spares provisioning, purchasing, order administration, invoicing and information or data change.

Aviation Authority - when used with respect to any jurisdiction, the government entity that, under the laws of such jurisdiction, has control over civil aviation or the registration, airworthiness or operation of civil aircraft in such jurisdiction.

Balance of the Final Contract Price - means the amount payable by the Buyer to the Seller on the Delivery Date for an Aircraft after deducting from the Final Contract Price for such Aircraft the amount of all Predelivery Payments received by the Seller from the Buyer in respect of such Aircraft on or before the Delivery Date for such Aircraft.

Base Price - for any Aircraft, Airframe, SCNs or Propulsion Systems, as more completely defined in Clause 3.1.

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BFE Definition - as defined in Clause 18.1.1.

Business Day - with respect to any action to be taken hereunder, a day other than a Saturday, Sunday or other day designated as a holiday (or on which banking institutions are entitled to be closed) in the jurisdiction in which such action is required to be taken.

Buyer Furnished Equipment (BFE) - for any Aircraft, all the items of equipment that will be furnished by the Buyer and installed in the Aircraft by the Seller, as defined in the Specification.

Commitment Fee - each of the commitment fee amounts described in Clause 5.3.

Customer Originated Changes (COC) - as defined in Clause 14.A.8.

Delivery - the transfer of title to the Aircraft from the Seller to the Buyer, in accordance with Clause 9.

Delivery Date - the date on which Delivery occurs.

Delivery Location - the facilities of the Seller at the location of final assembly and delivery of the Aircraft to the Buyer, which as of the date of this Agreement is at Airbus France S.A.S. works in Toulouse, France.

Development Changes - as defined in Clause 2.1.3.

EASA - European Aviation Safety Agency or any successor thereto.

Excusable Delay - delay in delivery or failure to deliver an Aircraft due to causes as defined in Clause 10.1.

Export Certificate of Airworthiness - an export certificate of airworthiness issued by the Aviation Authority for the Delivery Location.

FAA - the U.S. Federal Aviation Administration, or any successor thereto.

Final Contract Price - as defined in Clause 3.2.

Goods and Services - means any goods, excluding Aircraft, and services that may be purchased by the Buyer or any of its Operators from the Seller or its designee.

Inexcusable Delay - as defined in Clause 11.1.

In-house Warranty Repair - as referred to in Clause 12.1.8.

In-house Warranty Labor Rate - as defined in Clause 12.1.8(v)(b).

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Initial Operator - the first Operator of an Aircraft in commercial revenue service following its Delivery hereunder.

Interface Problem - as defined in Clause 12.4.1.

International Registry - that certain international registry established in connection with the Convention on International Interests in Mobile Equipment 2001 (and the Protocol thereto on Matters Specific to Aircraft).

International Registry Filings - as defined in Clause 22.15.

Lenders - any Persons (and their successors and assigns) who now or hereafter provide financings, extensions of credit, or financial accommodations to the Buyer, and any Persons (and their successors and assigns) who now or hereafter serve in the capacity of a collateral agent, a collateral trustee, an owner-trustee, or in a similar capacity in connection with any such financings, extensions of credit or financial accommodations to the Buyer.

Manufacturer – the Seller.

Manufacturer Specification Change Notice (MSCN) - as defined in Clause 2.1.3.2

Operator – Any operator of the Aircraft following Delivery hereunder.

Predelivery Payment - any of the payments made in accordance with Clause 5.2.

Predelivery Payment Reference Price - as defined in Clause 5.2.2.

Propulsion Systems - as set forth in Clause 2.2.

Propulsion Systems Price Revision Formula - the Propulsion Systems price revision formula set forth in Exhibit H hereto.

Ready for Delivery - when (i) the Technical Acceptance Process has been successfully completed for an Aircraft and (ii) the Export Certificate of Airworthiness has been issued for such Aircraft.

Reference Price - as set forth in Clause 3.1.3.

Scheduled Delivery Month - as defined in Clause 9.1.1.

Seller Price Revision Formula - the price revision formula set forth in Exhibit G.

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Seller’s Representatives - the representatives of the Seller referred to in Clause 15.

Service Life Policy - as set forth to in Clause 12.2.

Specification - the Standard Specification as amended by the SCNs set forth in Exhibit B-2 hereto as may be further amended, modified or supplemented in accordance with this Agreement.

Specification Change Notice (SCN) - as described in Clause 2.1.2

Standard Specification - the A330-200F standard specification document number G 000 0F000, Issue 1, dated January 31, 2007, published by the Seller, a copy of which is annexed as Exhibit A hereto.

Supplier - any supplier of Supplier Parts.

Supplier Part - any component, equipment, accessory or part installed in an Aircraft at the time of Delivery thereof, not including the Propulsion Systems or Buyer Furnished Equipment, for which there exists a Supplier Product Support Agreement.

Supplier Product Support Agreement - an agreement between the Seller and a Supplier containing, among other things, enforceable and transferable warranties and indemnities (and in the case of landing gear suppliers, service life policies for selected structural landing gear elements).

Technical Acceptance Process – as defined in Clause 8.1.1

Technical Data - as set forth in Clause 14.A and Exhibit F.

Termination Event - as defined in Clause 21.1.

Total Loss - as defined in Clause 10.4

Training Conference - as defined in Clause 16.4.1.

Type Certificate - as defined in Clause 7.1

Warranted Part - as defined in Clause 12.1.1.

Warranty Claim - as defined in Clause 12.1.7(v).

The terms “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement, and not a particular Clause hereof. The definition of a singular in this Clause 0 will apply to plurals of the same words.

Except as provided in Clause 22.6.4, references in this Agreement to an exhibit, schedule, article, section, subsection or clause refer to the appropriate exhibit or schedule to, or article, section, subsection or clause in this Agreement.

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Each agreement defined in this Clause 0 will include all appendices, exhibits and schedules thereto. If the prior written consent of any person is required hereunder for an amendment, restatement, supplement or other modification to any such agreement and the consent of each such person is obtained, references in this Agreement to such agreement shall be to such agreement as so amended, restated, supplemented or modified.

References in this Agreement to any statute will be to such statute as amended or modified and in effect at the time any such reference is operative.

The term “including” when used in this Agreement means “including without limitation” except when used in the computation of time periods.

Technical and trade terms not otherwise defined herein will have the meanings assigned to them as generally accepted in the aircraft manufacturing industry.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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1 -	SALE AND PURCHASE

The Seller will sell and deliver the Aircraft to the Buyer, and the Buyer will purchase and take delivery of the Aircraft from the Seller, subject to the terms and conditions in this Agreement.

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2 -	SPECIFICATION

2.1	Airframe Specification

The Airframe will be manufactured in accordance with the Specification.

2.1.1	Specification Amendment

The Seller and Buyer understand and agree that the Specification may be amended following signature of this Agreement in accordance with the terms of this Clause 2.

2.1.2	Specification Change Notice

The Specification may be amended by written agreement between the Seller and Buyer in an SCN. Each SCN will be substantially in the form set out in Exhibit B-1 and will set out such SCN’s scope of implementation and will also set forth, in detail, the particular change to be made to the Specification and the effect, if any, of such change on design, performance, weight, or Scheduled Delivery Month of the Aircraft affected thereby, and on the text of the Specification. An SCN may result in an adjustment of the Base Price of the Aircraft, which adjustment if any, will be specified in the SCN.

2.1.3	Development Changes and Manufacturer Specification Change Notice

2.1.3.1	The Standard Specification may also be amended by the Seller without the Buyer’s consent when changes to be incorporated in the Standard Specification are deemed necessary or useful to correct defects, improve the Aircraft or its process of manufacture, prevent delay or ensure compliance with this Agreement and which do not increase the price, adversely affect the Delivery, overall dimensions, customized configuration, guaranteed weight, loadability, maintainability or performance of the Aircraft, or adversely change the interchangeability or replaceability requirements under the Standard Specification or the Specification itself (hereinafter called “Development Changes”). The Seller will notify the Buyer of material Development Changes prior to incorporation (if reasonably practicable). It is understood, however, that the Buyer will have no right to prevent incorporation of any Development Change by the Seller. Such Development Changes will be introduced into the Standard Specification by means of revisions to the Standard Specification.

2.1.3.2	In any other case, the Seller shall submit to the Buyer a Manufacturer Specification Change Notice (“MSCN”). Such individual MSCNs shall not contain technically unrelated modifications. A mega-MSCN, describing the differences between two Standard Specification issues could be submitted to the Buyer instead, with the Buyer’s prior approval, to document a Standard Specification upgrade. Should the Buyer reject such mega-MSCN, the Seller will re-submit such mega-MSCN as individual MSCNs instead.

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MSCNs will be provided to the Buyer, will be substantially in the form set out in Exhibit B-3 hereto and will set out such MSCN’s scope of implementation as well as, in detail, the particular change to be made to the Specification, and the effect, if any, of such change on design, performance, weight, price, Scheduled Delivery Month of the Aircraft affected thereby, interchangeability or replaceability requirements of the Specification and on the text of the Specification. The Seller will notify the Buyer of a reasonable period of time following such notice in which the Buyer must accept or reject such MSCN. If the Buyer does not notify the Seller of an objection to the MSCN within the time period specified, the MSCN will be deemed accepted by the Buyer and the corresponding modification will be accomplished.

2.1.3.3	The Buyer’s consent to an MSCN is not required if such MSCN (1) does not adversely affect design, maintainability or performance, weight, price, Delivery Date of the Aircraft affected thereby, interchangeability or replaceability requirements of the Standard Specification or (2) is necessitated by an Aviation Authority directive or by equipment obsolescence.

2.2	Propulsion Systems

2.2.1	Available Propulsion Systems

Each of the Aircraft shall be equipped with any of the set of (a) two Rolls Royce Trent 772B engines, or (b) two Pratt & Whitney 4170-A70 series engines (in each case the “Propulsion Systems”), as shall be selected by the Buyer pursuant to Clause 2.2.2 below. Each Propulsion Systems shall include nacelles, thrust reversers and associated standard equipment, installed on such Aircraft on Delivery.

2.2.2	Propulsion System Selection

The Buyer shall notify the Seller in writing no later than on the first (1st) day of the eighteenth (18th) month prior to the Scheduled Delivery Month of each Aircraft of its selection of Propulsion Systems for each such Aircraft.

2.3.	Customization Milestones Chart

Within two months following signature of the Agreement, the Seller will provide the Buyer with a Customization Milestones Chart setting out how far in advance of the Scheduled Delivery Month of the Aircraft an SCN must be executed in order to integrate into the Specification any items requested by the Buyer from the Specification Changes Catalogues made available by the Seller (the “Customization Milestone Chart”).

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3 -	PRICE

3.1	Base Price of the Aircraft

3.1.1	Aircraft

The Base Price of the Aircraft is the sum of:

(i)	the Base Price of the Airframe and

(ii)	the Base Price of the Propulsion Systems.

3.1.2	Base Price of the Airframe

The Base Price of the Airframe is the sum of the Base Prices set forth below in (i) and (ii):

(i)	the Base Price of the Airframe of the Aircraft, as defined in the Standard Specification (excluding Buyer Furnished Equipment, Propulsion Systems and SCNs), at delivery conditions prevailing in January 2007,

*****

(ii)	the Base Price of any and all SCNs mutually agreed upon prior to the signature of this Agreement and set forth in Exhibit B-2 hereto, at delivery conditions prevailing in January 2007,

*****

the Base Price of the Dual Weight Variant Mode SCN (range and payload) SCN at delivery conditions prevailing in January 2007,

*****

3.1.3	Base Price of the Propulsion Systems

(i)	The Base Price of the Pratt Whitney PW4170A Propulsion System (the “PW4170A Propulsion System”, at delivery conditions prevailing in January 2007, is:

*****

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Said Base Price has been calculated from the reference price indicated by the PW4170A Propulsion System manufacturer (the “Reference Price”) of ***** in accordance with economic conditions prevailing in June 2005.

(ii)	The Base Price of the Rolls Royce Trent 772B Propulsion System (the “Trent772B Propulsion System”, at delivery conditions prevailing in January 2007, is:

*****

Said Base Price has been calculated from the reference price indicated by the Trent772B Propulsion System manufacturer (the “Reference Price”) ***** in accordance with delivery conditions prevailing in January 2001.

3.2	Final Contract Price

The Final Contract Price of an Aircraft will be the sum of:

(i)	the Base Price of the Airframe, as adjusted to the applicable Delivery Date of such Aircraft in accordance with the Seller Price Revision Formula;

(ii)	the price of any SCNs for the Airframe entered into after the date of signature of this Agreement, as adjusted to the Delivery Date in accordance with the Seller Price Revision Formula;

(iii)	the Propulsion Systems Reference Price as revised as of the Delivery Date in accordance with Clause 4.2;

(iv)	the price of any SCNs for the Propulsion Systems Reference Price entered into after the date of signature of this Agreement, as adjusted to the Delivery Date in accordance with the Propulsion Systems Price Revision Formula; and

(v)	any other amount resulting from any other provisions of this Agreement and/or any other written agreement between the Buyer and the Seller relating to the Aircraft.

3.3	Taxes, Duties and Imposts

3.3.1

The Seller will pay any and all taxes, duties, imposts or similar charges of any nature whatsoever (except for taxes based on or measured by the income of the Buyer or any taxes of a similar nature or charges levied against the Buyer or its Affiliates for the privilege of doing business in any jurisdiction) that are (i) imposed upon the Buyer, (ii) imposed upon the Seller with an obligation on the Buyer to withhold or collect the amount thereof from the Seller or (iii) imposed upon the Buyer with an obligation on the Seller to withhold or collect such amount from the Buyer, and that are levied, assessed, charged or collected for or in connection with the fabrication, manufacture, modification,

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assembly, sale, delivery, use of or payment under this Agreement for any Aircraft, component, accessory, equipment or part delivered or furnished hereunder, provided *****.

3.3.2	The Buyer will pay any and all taxes, duties, imposts or similar charges of any nature whatsoever (except for taxes based on or measured by the income of the Seller or any taxes of a similar nature or charges levied against the Seller or its Affiliates for the privilege of doing business in any jurisdiction) that are (i) imposed upon the Seller, (ii) imposed upon the Buyer with an obligation on the Seller to collect the amount thereof for the Buyer or (iii) imposed upon the Seller with an obligation for the Buyer to withhold such amount from the Seller, and that are levied, assessed, charged or collected for or in connection with the fabrication, manufacture, modification, assembly, sale, delivery or use of or payment under this Agreement for any Aircraft, component, accessory, equipment or part delivered or furnished hereunder, provided such *****.

3.3.3	The Seller will arrange for the export of the Aircraft from the country of the Delivery Location and will pay any customs duties, taxes and fees required to be paid with respect to such exportation of the Aircraft.

3.3.4	The Buyer will arrange for the import of the Aircraft into any country or jurisdiction and will pay any customs duties, taxes and fees required to be paid with respect to such importation of the Aircraft.

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4 -	PRICE REVISION

4.1	Seller Price Revision Formula

The Base Prices of the Airframe, and of SCN’s are subject to revision up to and including the Delivery Date, in accordance with the Seller Price Revision Formula.

4.2	Propulsion Systems Price Revision

4.2.1	Each Propulsion Systems Reference Price is subject to revision in accordance with the applicable Propulsion Systems Price Revision Formula up to and including the Delivery Date.

4.2.2	Modification of Propulsion Systems Reference Price and Propulsion Systems Price Revision Formula

The Reference Price of the Propulsion Systems, the prices of the related equipment and the Propulsion Systems Price Revision Formulae are based on information received from the respective Propulsions Systems manufacturers and are subject to amendment by the Propulsion Systems manufacturer at any time prior to Delivery. If the Propulsion Systems manufacturers make any such amendment, the amendment will be deemed to be incorporated into this Agreement and the Reference Price of the applicable Propulsion Systems, the prices of the related equipment and the Propulsion Systems Price Revision Formulae will be adjusted accordingly. The Seller agrees to notify the Buyer as soon as the Seller receives notice of any such amendment from any of the Propulsion Systems manufacturers.

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5 -	PAYMENT TERMS

5.1	Seller’s Account

The Buyer will pay the Predelivery Payments, the Balance of the Final Contract Price and any other amount due hereunder in immediately available funds in United States dollars to: AIRBUS S.A.S., Acct. No. ***** BNP Paribas, CHIPS768/ABA: 026007689, 787 Seventh Avenue, New York, NY, USA, or to such other account as may be designated by the Seller.

5.2	Predelivery Payments

5.2.1	Predelivery Payments are nonrefundable (although amounts equal to Predelivery Payments may be paid to the Buyer pursuant to Clause 11.3) and will be paid by the Buyer to the Seller for Aircraft. The aggregate Predelivery Payment amount is ***** of the Predelivery Payment Reference Price defined below in Clause 5.2.2.

5.2.2	The Predelivery Payment Reference Price for an Aircraft to be delivered in calendar year T is defined below:

A =	*****

where

A =	the predelivery payment reference price for an Aircraft to be delivered in calendar year T.

Pb =	the Base Price of the Aircraft as defined in Clause 3 above.

N =	(T – 2007).

T =	the year of delivery of the relevant Aircraft.

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5.2.3	Predelivery Payments will be paid according to the following schedule.

Payment Date		Percentage of Predelivery Payment Reference Price
1st Payment	On signature of this Agreement	*****
	No later than the first Business Day of each of the following months:	*****
2nd Payment	The *****month before the Scheduled Delivery Month of each Aircraft as set forth in this Agreement	*****
3rd Payment	The *****month before the Scheduled Delivery Month of each Aircraft as set forth in this Agreement	*****
4th Payment	The *****month before the Scheduled Delivery Month of each Aircraft as set forth in this Agreement	*****
5th Payment	The *****month before the Scheduled Delivery Month of each Aircraft as set forth in this Agreement	*****
6th Payment	The *****month before the Scheduled Delivery Month of each Aircraft as set forth in this Agreement	*****

TOTAL PAYMENT PRIOR TO DELIVERY		*****

All Predelivery Payments that are past due on signature of this Agreement will be paid at signature of this Agreement.

5.2.4	The Seller will be entitled to hold and use any Predelivery Payment as absolute owner thereof, subject only to (i) the obligation to deduct an amount equal to Predelivery Payments from the Final Contract Price, when calculating the Balance of the Final Contract Price, or (ii) return or credit an amount equal to such Predelivery Payments to the Buyer as provided in this Agreement. The Seller will be under no obligation to segregate any Predelivery Payment, or any amount equal thereto, from the Seller’s funds generally.

5.3	Commitment Fee

The Seller acknowledges that it has received from the Buyer the sum of *****

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5.4	Payment of Balance of the Final Contract Price

Concurrent with the Delivery of each Aircraft, the Buyer will pay to the Seller the Balance of the Final Contract Price for the applicable Aircraft. The Seller’s receipt of the full amount of all Predelivery Payments and of the Balance of the Final Contract Price, including any amounts due under Clause 5.7, will be a condition precedent to the Seller’s obligation to deliver such Aircraft to the Buyer.

5.5	Application of Payments

Notwithstanding any other rights the Seller may have at contract or at law, the Buyer and the Seller hereby agree that should any amount (whether under this Agreement or under any other agreement between the Buyer and the Seller and whether at the stated maturity of such amount, by acceleration or otherwise) become due and payable by the Buyer or its Affiliates, and not be paid in full in immediately available funds on the date due, then the Seller will have the right to debit and apply, in whole or in part, the Predelivery Payments paid to the Seller by the Buyer against such unpaid amount. The Seller will promptly notify the Buyer in writing after such debiting and application, and the Buyer will immediately pay to the Seller the amount required to comply with Clause 5.2.3.

5.6	Setoff Payments

Notwithstanding anything to the contrary contained herein, before being required to make any payments under Clause 11.1 the Seller will have the right to apply any and all sums previously paid by the Buyer to the Seller with respect to an Aircraft to the payment of any other amounts the Buyer or any of its Affiliates owes to the Seller or any Affiliate thereof under any agreement between them.

5.7	Overdue Payments

If any payment due the Seller is not received by the Seller on the date or dates agreed on between the Buyer and the Seller, the Seller will have the right to claim from the Buyer and the Buyer will promptly pay to the Seller on receipt of such claim interest at the rate of ***** per month on the amount of such overdue payment, to be calculated from and including the due date of such payment to (but excluding) the date such payment is received by the Seller. The Seller’s right to receive such interest will be in addition to any other rights of the Seller hereunder or at law.

5.8	Proprietary Interest

Notwithstanding any provision of law to the contrary, the Buyer will not, by virtue of anything contained in this Agreement (including, without limitation, any Commitment Fee or Predelivery Payments hereunder, or any designation or identification by the Seller of a particular Aircraft as an Aircraft to which any of the provisions of this Agreement refers) acquire any proprietary, insurable or other interest whatsoever in any Aircraft before Delivery of and payment for such Aircraft, as provided in this Agreement.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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5.9	Payment in Full

The Buyer’s obligation to make payments to the Seller hereunder will not be affected by and will be determined without regard to any setoff, counterclaim, recoupment, defense or other right that the Buyer may have against the Seller or any other person and all such payments will be made without deduction or withholding of any kind. The Buyer will ensure that the sums received by the Seller under this Agreement will be equal to the full amounts expressed to be due the Seller hereunder, without deduction or withholding on account of and free from any and all taxes, levies, imposts, duties or charges of whatever nature, except that if the Buyer is compelled by law to make any such deduction or withholding the Buyer will pay such additional amounts to the Seller as may be necessary so that the net amount received by the Seller after such deduction or withholding will equal the amounts that would have been received in the absence of such deduction or withholding.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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6 -	MANUFACTURE PROCEDURE - INSPECTION

6.1	Manufacture Procedures

The Airframe will be manufactured in accordance with the requirements of the laws of the jurisdiction of incorporation of the Seller or of its relevant Affiliate as enforced by the Aviation Authority of such jurisdiction.

6.2	Inspection

6.2.1	All work to be carried out on the Aircraft and all materials and parts thereof will be open to inspection during business hours by duly authorized representatives of the Buyer or its designee at the respective works of the relevant manufacture facility of the Seller or the Affiliates and, if possible, at the works of their respective subcontractors. These representatives will have access to such relevant technical data as are reasonably necessary for this purpose (except that, if access to any part of the respective works where construction is in progress or materials or parts are stored is restricted for security reasons, the Seller or the Affiliate or relevant subcontractors will be allowed a reasonable time to make the items available for inspection elsewhere). The actual detailed inspection of the Aircraft, materials and parts thereof will take place only in the presence of the respective inspection department personnel of the Seller or the Affiliate or relevant subcontractors. The procedures for such inspections will be agreed on with the Buyer before any inspection.

6.2.2	All inspections, examinations and discussions with the Seller’s, its Affiliate’s or relevant subcontractors’ or their respective subcontractors’ engineering or other personnel by the Buyer and its representatives will be performed in such a manner as not to delay or hinder either the work to be carried out on the Aircraft or the proper performance of this Agreement. In no event will the Buyer or its representatives be permitted to inspect any aircraft other than the Aircraft.

6.3	Representatives

6.3.1	For the purposes of Clause 6.2, starting at a mutually agreed date until Delivery of the last Aircraft, the Seller will furnish free-of-charge secretarial assistance and suitable space, office equipment and facilities in or conveniently located with respect to the Delivery Location for the use of not more than four (4) representatives of the Buyer during the aforementioned period. The Seller will provide access to electronic mail, facsimile and a telephone at the Buyer’s cost to be invoiced on a monthly basis.

6.3.2	Upon the Buyer’s written request to the Seller not less that two (2) weeks prior to the start of the Technical Acceptance Process the Seller will provide, at no charge to the Buyer, up to one (1) intermediate size car, on the basis of four (4) of the Buyer’s representatives per car, from the beginning of the Technical Acceptance Process of each Aircraft until such Aircraft’s Delivery.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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The Seller will install, at no charge to the Buyer, one (1) state-of-the-art desktop computer and one (1) color printer for the Buyer at Airbus’s office in Toulouse with unlimited access to Airbus World and the Internet.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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7 -	CERTIFICATION

Except as set forth in this Clause 7, the Seller will not be required to obtain any certificate or approval with respect to the Aircraft.

7.1	Type Certification

The Aircraft is or shall have been type certificated under European Aviation Safety Agency (EASA) procedures for joint certification in the transport category. The Seller has or shall have obtained the relevant type certificate (the “Type Certificate”) to allow the issuance of the Export Certificate of Airworthiness. The Seller confirms that it has or shall have obtained an FAA Type Certificate (transport category) for the Aircraft pursuant to Part 21 and in compliance with the applicable provisions of Federal Aviation Regulations (“FAR”) Part 25.

7.2	Export Certificate of Airworthiness

7.2.1	Each Aircraft will be delivered to the Buyer with the Export Certificate of Airworthiness and shall have incorporated all means of compliance with all applicable EASA and FAA Airworthiness Directives, on a terminating basis if available, and in a condition enabling the Buyer (or an eligible person under then applicable law) to obtain at time of Delivery a standard airworthiness certificate issued pursuant to FAR Part 21. However, the Seller will have no obligation to make and will not be responsible for any costs of alterations or modifications to such Aircraft to enable such Aircraft to meet FAA or U.S. Department of Transportation requirements for specific operation on the Buyer’s routes, except as may be provided for in this Agreement, whether before, at or after Delivery of any Aircraft.

7.2.2	At Delivery of the first Aircraft (or of the subsequent Aircraft, if so required), the Seller will also provide the Buyer with the appropriate documentation allowing the Buyer to obtain the Certificate of Sanitary Construction issued by the U.S. Public Health Service Food and Drug Administration after entry of the Aircraft into the United States. The Seller will also provide to the Buyer, at Delivery of the first Aircraft (or of the subsequent Aircraft, if so required), documentation that either (i) the Aircraft contains no ozone depleting chemicals (“ODC”) or the amounts of ODCs meet the amounts specified in the applicable Internal Revenue Code Sections to be non-taxable or (ii) proof that payment of the U.S. tax on ODCs has been made by the Seller.

7.2.3	If any law or regulation is promulgated or becomes effective or an interpretation of any law is issued before an Aircraft purchased under this Agreement is “Ready for Delivery” to the Buyer and which law, regulation or interpretation requires any change to the Specification as it may be modified pursuant to Clause 2 in order to obtain the Type Certificates and Export Certificate of Airworthiness as hereinabove provided for such Aircraft (a “Change in Law”), the Seller shall make the requisite variation or modification.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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The cost of implementing the required modifications referred to in Clause 7.2.3 will be:

(i)	for the account of the Seller if a Change in Law became effective before the date of this Agreement, and

(ii)	shared equally by the Seller and the Buyer if Change in Law becomes effective after the date of this Agreement but before the Aircraft is Ready for Delivery.

(iii)	for the Buyer for any operational requirements to be complied with by any Operator or changes other than those set forth in paragraphs (i) and (ii) above.

If the Seller anticipates that the Scheduled Delivery Month of any Aircraft will be postponed by reason of such change it shall promptly notify the Buyer and the provisions of Clause 10 (Excusable Delay) will apply.

In the event of such a variation or modification being made pursuant to this Clause, the parties hereto shall sign a SCN, in which the effects, if any, upon performances, weights, interchangeability and Delivery shall be specified and agreed between the Buyer and the Seller.

Nothing in Clause 7.2.3 will require the Seller to make any changes or modifications to, or to make any payments or take any other action with respect to, any Aircraft that is Ready for Delivery before the compliance date of any law or regulation referred to in Clause 7.2.3. Any such changes or modifications made to an Aircraft after it is Ready for Delivery will be at the Buyer’s expense.

7.2.4	Notwithstanding the provisions of Clause 7.2.3, if any such change is applicable to Propulsion Systems, engine accessories, quick engine change units or thrust reversers, or to Buyer Furnished Equipment, the costs of such change shall be borne in accordance with such arrangements as may be made separately between the Buyer and the Propulsion System and/or Buyer Furnished Equipment manufacturers.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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7.2.5	The Seller shall as far as practicable take into account the information available to it concerning any proposed new regulations of the Seller’s Aviation Authorities and the FAA in order to minimize the costs of changes which may appear necessary to obtain the Export Certificate of Airworthiness and the FAA standard airworthiness certificate pursuant to FAR Part 21 after such proposed new regulations have become mandatory.

7.2.6	In the event that type certification has not been previously undertaken by the Seller in a country where the Buyer intends to lease an Aircraft to an Initial Operator, then subject to due notice from the Buyer to the Seller at least nine months prior to the Scheduled Delivery Month of the relevant Aircraft (or such lesser period that the Seller acting reasonably agrees is practicable), the Seller shall use all reasonable efforts to obtain such type certification, and ***** costs for the necessary documentation and justification work to demonstrate the Aircraft specification compliance for such type certification purposes.

7.2.7	Upon the Buyer’s request, to be provided to the Seller with adequate notice, the Seller shall identify the changes that may be required in order for an Aircraft to be eligible for a standard airworthiness certificate to be issued by the airworthiness authority designated by the Buyer for the registration of such Aircraft (the “Designated Aviation Authority”).

Where the Buyer’s Designated Aviation Authority requires a modification to comply with additional import aviation requirements and/or supply of additional data, prior to the issuance of the Export Certificate of Airworthiness, the Seller shall incorporate such modification and/or provide such data at reasonable costs to be borne by the Buyer, provided that the Buyer’s request is made at a time reasonably in advance of the Scheduled Delivery Month for such Aircraft and in accordance with the Seller’s lead times for specification changes. Such changes shall be made the subject of an SCN to be agreed between the parties, which shall specify the corresponding effect, if any, on the price and time of Delivery of the relevant Aircraft.

If the Seller anticipates that the Scheduled Delivery Month of the relevant Aircraft will be postponed by reason of such change it shall promptly notify the Buyer and the Scheduled Delivery Month of such Aircraft as provided in Clause 9.1 will be extended to the extent of such postponement.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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8 -	TECHNICAL ACCEPTANCE

8.1	Technical Acceptance Process

8.1.1	Prior to Delivery, the Aircraft will undergo a technical acceptance process developed by the Seller (the “Technical Acceptance Process”). Successful completion of the Technical Acceptance Process will demonstrate the satisfactory functioning of the Aircraft and will be deemed to demonstrate compliance with the Specification. Should the Aircraft fail to complete the Technical Acceptance Process satisfactorily, the Seller will without hindrance from the Buyer be entitled to carry out any necessary changes and, as soon as practicable thereafter, resubmit the Aircraft to the Technical Acceptance Process to the extent necessary to demonstrate full compliance with the requirements of the Technical Acceptance Process.

8.1.2	The Technical Acceptance Process will

(i)	commence on a date notified by the Seller to the Buyer as per Clause 9.1.2,

(ii)	take place at the Delivery Location,

(iii)	be carried out by the personnel of the Seller, and

(iv)	include a technical acceptance flight (the “Technical Acceptance Flight”) that will not exceed three (3) hours.

8.2	Buyer’s Attendance

8.2.1	The Buyer and/or the Buyer’s designee is entitled to attend and observe the Technical Acceptance Process.

8.2.2	If the Buyer and/or the Buyer’s designee attends the Technical Acceptance Process, the Buyer and or the Buyer’s designee

(i)	will comply with the reasonable requirements of the Seller, with the intention of completing the Technical Acceptance Process within five (5) Business Days, and

(ii)	may have a maximum of four (4) of its representatives (no more than two (2) of whom will have access to the cockpit at any one time) accompany the Seller’s representatives on the Technical Acceptance Flight, during which the Buyer’s representatives will comply with the instructions of the Seller’s representatives.

8.2.3	If the Buyer does not attend or fails to cooperate in the Technical Acceptance Process, the Seller will be entitled to complete the Technical Acceptance Process in compliance with Clause 8.1 without the Buyer’s attendance, and the Buyer will be deemed to have accepted that the Technical Acceptance Process has been completed, in all respects.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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8.3	Certificate of Acceptance

Upon successful completion of the Technical Acceptance Process, the Buyer will, on or before the Delivery Date, sign and deliver to the Seller a certificate of acceptance in respect of the Aircraft in the form of Exhibit D (the “Certificate of Acceptance”).

8.4	Finality of Acceptance

The Buyer’s signature of the Certificate of Acceptance for the Aircraft will constitute waiver by the Buyer of any right it may have under the Uniform Commercial Code as adopted by the State of New York or otherwise to revoke acceptance of the Aircraft for any reason, whether known or unknown to the Buyer at the time of acceptance.

8.5	Aircraft Utilization

The Seller will, without payment or other liability, be entitled to use the Aircraft before Delivery to obtain the certificates required under Clause 7. Such use will not limit the Buyer’s obligation to accept Delivery hereunder.

The Seller will be authorized to use the Aircraft for up to a maximum of ***** hours for any other purpose with the Buyer’s prior consent, which the Buyer agrees not to unreasonably withhold, delay, deny, or condition.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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9 -	DELIVERY

9.1	Delivery Schedule

9.1.1	Subject to Clauses 2, 7, 8, 10 and 18, the Seller will have the Aircraft Ready for Delivery at the Delivery Location within the following months (each a “Scheduled Delivery Month”):

Aircraft No.	Scheduled Delivery Month	Delivery Year
1	March	2010
2	April
3	June
4	July
5	September
6	October
7	March	2011
8	March
9	April
10	May
11	June
12	July
13	August
14	October
15	November
16	March	2012
17	April
18	June
19	July
20	September

9.1.2	The Seller will provide the Buyer with a good faith estimate of the week in which the Aircraft will be Ready For Delivery at least sixty (60) days before the beginning of the Scheduled Delivery Month.

9.1.3	The Seller will give the Buyer at least thirty (30) days’ written notice of the anticipated date on which the Aircraft will be Ready for Delivery. Such notice will also include the starting date and the planned schedule of the Technical Acceptance Process set forth in Clause 8. Thereafter the Seller will notify the Buyer of any change to such date.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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9.2	Delivery

9.2.1	The Buyer will send its representatives to the Delivery Location to take Delivery within seven (7) after the date on which the Aircraft is Ready for Delivery.

9.2.2	The Seller will transfer good, legal and valid title to the Aircraft to the Buyer free and clear of all liens, security interests claims, charges, encumbrances and rights of others (other than those created by, through or under the Buyer), provided that the Balance of the Final Contract Price has been paid by the Buyer pursuant to Clause 5.4 and that the Certificate of Acceptance has been signed and delivered to the Seller pursuant to Clause 8.3. The Seller will provide the Buyer with a bill of sale in the form of Exhibit E (the “Bill of Sale”) and/or such other documentation confirming transfer of title and receipt of the Final Contract Price as may reasonably be requested by the Buyer. Title to and risk of loss of or damage to the Aircraft will pass to the Buyer contemporaneously with the Delivery by the Seller to the Buyer of such Bill of Sale.

9.2.3	Provided that the Aircraft has successfully undergone the Technical Acceptance Process, if the Buyer fails to (i) deliver the signed Certificate of Acceptance to the Seller on or before the Delivery Date, or (ii) pay the Balance of the Final Contract Price for the Aircraft to the Seller on the Delivery Date, then the Buyer will be deemed to have rejected Delivery wrongfully when the Aircraft was duly tendered to the Buyer hereunder. If a deemed rejection arises, the Seller will retain title to the Aircraft, and the Buyer will indemnify and hold the Seller harmless against any and all costs of parking, storage, and insurance in addition to any out-of-pocket expenses resulting from the Buyer’s rejection, it being understood, following such deemed rejection, (i) the Seller will be under no duty to the Buyer to park, store, or otherwise protect the Aircraft and (ii) the Buyer will have no liability of any kind arising out of any damage to, or loss of the Aircraft. These rights of the Seller will be in addition to the Seller’s other rights and remedies in this Agreement.

9.3	Flyaway

9.3.1	The Buyer and the Seller will cooperate to obtain any licenses that may be required by the relevant Aviation Authority for the purpose of exporting the Aircraft.

9.3.2	All expenses of, or connected with, flying the Aircraft from the Delivery Location after Delivery will be borne by the Buyer. The Buyer will make direct arrangements with the supplying companies for the fuel and oil required for all post-Delivery flights.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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10 -	EXCUSABLE DELAY AND TOTAL LOSS

10.1	Scope of Excusable Delay

Neither the Seller nor any Affliliate of the Seller, will be responsible for or be deemed to be in default on account of delays in delivery or failure to deliver or otherwise in the performance of this Agreement or any part hereof due to causes reasonably beyond the Seller’s, or any Affiliate’s control or not occasioned by the Seller’s, fault or negligence (“Excusable Delay”), including, but not limited to: (i) acts of God or the public enemy, natural disasters, fires, floods, storms beyond ordinary strength, explosions or earthquakes; epidemics or quarantine restrictions; serious accidents; total or constructive total loss; any law, decision, regulation, directive or other act (whether or not having the force of law) of any government or of the Council of the European Community or the Commission of the European Community or of any national, Federal, State, municipal or other governmental department, commission, board, bureau, agency, court or instrumentality, domestic or foreign; governmental priorities, regulations or orders affecting allocation of materials, facilities or a completed Aircraft; war, civil war or warlike operations, terrorism, insurrection or riots; failure of transportation; strikes or labor troubles causing cessation, slow down or interruption of work; delay in obtaining any airworthiness or type certification; inability after due and timely diligence to procure materials, accessories, equipment or parts; general hindrance in transportation; or failure of a subcontractor or Supplier to furnish materials, components, accessories, equipment or parts; (ii) any delay caused directly or indirectly by the action or inaction of the Buyer; and (iii) delay in delivery or otherwise in the performance of this Agreement by the Seller due in whole or in part to any delay in or failure of the delivery of, or any other event or circumstance relating to, the Propulsion Systems or Buyer Furnished Equipment.

10.2	Consequences of Excusable Delay

10.2.1	If an Excusable Delay occurs the Seller will

(i)	notify the Buyer of such Excusable Delay as soon as practicable after becoming aware of the same;

(ii)	not be deemed to be in default in the performance of its obligations hereunder as a result of such Excusable Delay;

(iii)	not be responsible for any damages arising from or in connection with such Excusable Delay suffered or incurred by the Buyer;

(iv)	as soon as practicable after the removal of the cause of such Excusable Delay resume performance of its obligations under this Agreement and in particular will notify the Buyer of the revised Scheduled Delivery Month.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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10.3	Termination on Excusable Delay

10.3.1	If any Delivery is delayed as a result of an Excusable Delay for a period of more than twelve (12) months after the last day of the Scheduled Delivery Month, then either party may terminate this Agreement with respect to the affected Aircraft, by giving written notice to the other party within thirty (30) days after the expiration of such twelve (12) month period. However, the Buyer will not be entitled to terminate this Agreement pursuant to this Clause 10.3.1 if the Excusable Delay is caused directly or indirectly by the action or inaction of the Buyer.

10.3.2	If the Seller advises the Buyer in its notice of a revised Scheduled Delivery Month pursuant to Clause 10.2.1(iv) that there will be a delay in Delivery of an Aircraft of more than twelve (12) months after the last day of the Scheduled Delivery Month, then either party may terminate this Agreement with respect to the affected Aircraft. Termination will be made by giving written notice to the other party within thirty (30) days after the Buyer’s receipt of the notice of a revised Scheduled Delivery Month.

10.3.3	If this Agreement is not terminated under the terms of Clause 10.3.1 or 10.3.2, then the Seller will be entitled to reschedule Delivery. The Seller will notify the Buyer of the new Scheduled Delivery Month after the thirty (30) day period referred to in Clause 10.3.1 or 10.3.2, and this new Scheduled Delivery Month will be deemed to be an amendment to the applicable Scheduled Delivery Month in Clause 9.1.1.

10.4	Total Loss, Destruction or Damage

If, prior to Delivery, any Aircraft is lost, destroyed or in the reasonable opinion of the Seller is damaged beyond economic repair (“Total Loss”), the Seller will notify the Buyer to this effect within one (1) month of such occurrence. The Seller will include in said notification (or as soon after the issue of the notice as such information becomes available to the Seller) the earliest date consistent with the Seller’s other commitments and production capabilities that an aircraft to replace the Aircraft may be delivered to the Buyer and the Scheduled Delivery Month will be extended as specified in the Seller’s notice to accommodate the delivery of the replacement aircraft; provided, however, that if the Scheduled Delivery Month is extended to a month that is later than ***** after the last day of the original Scheduled Delivery Month then this Agreement will terminate with respect to said Aircraft unless:

(i)	the Buyer notifies the Seller within ***** of the date of receipt of the Seller’s notice that it desires the Seller to provide a replacement aircraft during the month quoted in the Seller’s notice; and

(ii)	the parties execute an amendment to this Agreement recording the change in the Scheduled Delivery Month.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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Nothing herein will require the Seller to manufacture and deliver a replacement aircraft if such manufacture would require the reactivation of its production line for the model or series of aircraft that includes the Aircraft. Any termination pursuant to this Clause 10.4 as to a particular Aircraft will discharge the obligations and liabilities of the parties hereunder with respect to such Aircraft.

10.5	Remedies

THIS CLAUSE 10 SETS FORTH THE SOLE AND EXCLUSIVE REMEDY OF THE BUYER FOR DELAYS IN DELIVERY OR FAILURE TO DELIVER, OTHER THAN SUCH DELAYS AS ARE COVERED BY CLAUSE 11, AND THE BUYER HEREBY WAIVES ALL RIGHTS TO WHICH IT WOULD OTHERWISE BE ENTITLED IN RESPECT THEREOF, INCLUDING, WITHOUT LIMITATION, ANY RIGHTS TO INCIDENTAL AND CONSEQUENTIAL DAMAGES OR SPECIFIC PERFORMANCE. THE BUYER WILL NOT BE ENTITLED TO CLAIM THE REMEDIES AND RECEIVE THE BENEFITS PROVIDED IN THIS CLAUSE 10 WHERE THE DELAY REFERRED TO IN THIS CLAUSE 10 IS CAUSED BY THE NEGLIGENCE OR FAULT OF THE BUYER OR ITS REPRESENTATIVES.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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11 -	INEXCUSABLE DELAY

11.1	Liquidated Damages

*****

11.2	Renegotiation

*****

11.3	Termination

*****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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11.4	Remedies

THIS CLAUSE 11 SETS FORTH THE SOLE AND EXCLUSIVE REMEDY OF THE BUYER FOR DELAYS IN DELIVERY OR FAILURE TO DELIVER, OTHER THAN SUCH DELAYS AS ARE COVERED BY CLAUSE 10, AND THE BUYER HEREBY WAIVES ALL RIGHTS TO WHICH IT WOULD OTHERWISE BE ENTITLED IN RESPECT THEREOF, INCLUDING WITHOUT LIMITATION ANY RIGHTS TO INCIDENTAL AND CONSEQUENTIAL DAMAGES OR SPECIFIC PERFORMANCE. THE BUYER WILL NOT BE ENTITLED TO CLAIM THE REMEDIES AND RECEIVE THE BENEFITS PROVIDED IN THIS CLAUSE 11 WHERE THE DELAY REFERRED TO IN THIS CLAUSE 11 IS CAUSED BY THE NEGLIGENCE OR FAULT OF THE BUYER OR ITS REPRESENTATIVES.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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12.	WARRANTIES AND SERVICE LIFE POLICY

12.1	Warranty

12.1.1	Nature of Warranty

Subject to the limitations and conditions hereinafter provided, and except as provided in Clause 12.1.2, the Seller warrants to the Buyer that Aircraft and each Warranted Part will at the time of Delivery to the Buyer be free from defects:

(i)	in material,

(ii)	in workmanship, including, without limitation, processes of manufacture,

(iii)	in design (including, without limitation, selection of materials) having regard to the state of the art at the date of such design, and

(iv)	arising from failure to conform to the Specification, except as to those portions of the Specification that are expressly stated in the Specification to be estimates or approximations or design aims.

For the purposes of this Agreement, the term “Warranted Part” will mean any Seller proprietary component, equipment, software, or part, that (a) is installed on an Aircraft at Delivery, (b) is manufactured to the detail design of the Seller or a subcontractor of the Seller and (c) bears a manufacturers part number at the time of Delivery.

12.1.2	Exclusions

The warranties set forth in Clause 12.1.1 will not apply to Buyer Furnished Equipment, Propulsion Systems, or to any component, accessory, equipment or part purchased by the Buyer that is not a Warranted Part, provided, however, that:

(i)	any defect in the Seller’s workmanship in respect of the installation of such items in the Aircraft, including any failure by the Seller to conform to the installation instructions of the manufacturers of such items that invalidates any applicable warranty from such manufacturers, will constitute a defect in workmanship for the purpose of this Clause 12.1 and be covered by the warranty set forth in Clause 12.1.1(ii), and

(ii)	any defect inherent in the Seller’s design of the installation, considering the state of the art at the date of such design, that impairs the use of such items will constitute a defect in design for the purposes of this Clause 12.1 and be covered by the warranty set forth in Clause 12.1.1(iii).

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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12.1.3	Warranty Periods

The warranties described in Clauses 12.1.1 and 12.1.2 hereinabove will be limited to those defects that become apparent within ***** months after Delivery of the affected Aircraft (the “Warranty Period”).

12.1.4	Limitations of Warranty

12.1.4.1	The Buyer’s remedy and the Seller’s obligation and liability under Clauses 12.1.1 and 12.1.2 are limited to, at the Seller’s expense and option, the repair, replacement or correction (to include, in the case of software, supply of a comparable product with equivalent function) of any defective Warranted Part. The Seller may elect to effect such repair, replacement or correction by supplying modification kits designed to rectify the defect or by furnishing a credit to the Buyer for the future purchase of goods and services (not including Aircraft) equal to the price at which the Buyer is then entitled to acquire a replacement for the defective Warranted Part. Unless otherwise agreed, any replacement part shall have no fewer cycles, hours or less calendar time remaining or be of a lesser modification status than the replaced Warranted Part would have in the absence of the relevant defect.

12.1.4.2	If the Seller corrects a defect covered by Clause 12.1.1(iii) that becomes apparent within the Warranty Period, on the Buyer’s written request the Seller will correct any such defect of the same type in any Aircraft that has not already been delivered to the Buyer. The Seller will not be responsible for, nor deemed to be in default on account of any delay in Delivery of any Aircraft or otherwise, in respect of performance of this Agreement, due to the Seller’s undertaking to make such correction. Alternatively, the Buyer and the Seller may agree to deliver such Aircraft with subsequent correction of the defect by the Buyer at the Seller’s expense, or the Buyer may elect to accept Delivery and thereafter file a Warranty Claim as though the defect had become apparent immediately after Delivery of such Aircraft. The parties shall use all reasonable efforts to minimize any delays.

12.1.5	Cost of Inspection

12.1.5.1	In addition to the remedies set forth in Clauses 12.1.4.1 and 12.1.4.2, the Seller will reimburse the direct labor costs incurred by the Buyer or any of its Operators in performing inspections of the Aircraft that are conducted:

(i)	to determine whether a defect exists in any Warranted Part within the Warranty Period or

(ii)	pending the Seller’s provision of a corrective technical solution.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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12.1.5.2	The Seller’s liability under Clause 12.1.5.1 is subject to the following conditions:

(i)	Such inspections are recommended in a Seller Service Bulletin to be performed within the Warranty Period. However, the Seller agrees that if a Service Bulletin is issued near the end of the Warranty Period and provided such Service Bulletin recommends an inspection to be performed within no more than six (6) months of the date of the Service Bulletin, then the provisions of Clause 12.1.5.1 will apply regardless of the end of the Warranty Period;

(ii)	the inspections are not performed during a scheduled maintenance check as recommended by the Seller’s Maintenance Planning Document;

(iii)	the labor rate for the reimbursements will be the In-house Warranty Labor Rate, and

(iv)	the hours used to determine such reimbursement will not exceed the Seller’s estimate of the hours required for such inspections. If the Buyer, in its execution of such Service Bulletins determines that the Seller’s estimate of the hours in the recommended Service Bulletin required to perform inspections is not accurate, the Buyer may inform the Seller of such determination and provide to the Seller its support documentation for such determination. The Seller agrees to perform a study to confirm the Buyer’s determination of what the inspection hours should be and if confirmed by the Seller, the Seller will adjust upward or downward the estimate of hours and modify the relevant Service Bulletin, as applicable.

12.1.6	Warranty Claim Requirements

The Buyer’s remedy and the Seller’s obligation and liability under this Clause 12.1 with respect to each claimed defect are subject to the following conditions:

(i)	the defect has becomes apparent within the Warranty Period,

(ii)	Buyer has filed a Warranty Claim within ***** days of a defect becoming apparent;

(iii)	the Buyer has submitted to the Seller evidence reasonably satisfactory to the Seller that (i) the claimed defect is due to a matter covered under the provisions of this Clause 12, and (ii) that such defect did not result from any act or omission of the Buyer, including but not limited to, any failure to operate and maintain the affected Aircraft or part thereof in accordance with the standards set forth in Clause 12.1.11 or from any act or omission of any third party;

(iv)	the Buyer returns the Warranted Part claimed to be defective to the repair facilities designated by the Seller as soon as reasonably practicable, unless the Buyer elects to repair a defective Warranted Part in accordance with the provisions of Clause 12.1.8; and

(v)	the Seller’s receives a Warranty Claim complying with the provisions of Clause 12.1.7(v).

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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12.1.7	Warranty Administration

The warranties set forth in this Clause 12.1 will be administered as hereinafter provided:

(i)	Claim Determination

Determination by the Seller as to whether any claimed defect in any Warranted Part is a valid Warranty Claim will be reasonably made by the Seller and will be reasonably based on claim details, reports from the Seller’s regional representative, historical data logs, inspections, tests, findings during repair, defect analysis and other relevant documents and information.

(ii)	Transportation Costs

The cost of transporting a Warranted Part claimed to be defective to the facilities designated by the Seller will be borne by the Buyer.

(iii)	On-Aircraft Work by the Seller

If either (a) the Seller determines that a defect subject to this Clause 12.1 requires the dispatch by the Seller of a Seller’s working team to the Buyer’s facilities, to repair or correct such defect through implementation of one or more Seller’s Service Bulletins, or (b) the Seller accepts the return of an Aircraft to perform or have performed a repair or correction, then, all labor costs for such on-Aircraft work will be borne by the Seller at the In-House Labor Rate.

On-Aircraft work by the Seller will be undertaken only if, in the Seller’s opinion, the work requires the Seller’s technical expertise. In such case, the Seller and the Buyer will agree on a schedule and place for the work to be performed.

(iv)	Return of an Aircraft

If the Buyer desires to return an Aircraft to the Seller for consideration of a Warranty Claim, the Buyer will notify the Seller of its intention to do so, and the Seller will, prior to such return, have the right to inspect such Aircraft, and without prejudice to the Seller’s rights hereunder, to repair such Aircraft either at the Buyer’s facilities or at another place acceptable to the Seller. Delivery of any Aircraft by the Buyer to the Seller and return of such Aircraft to the Buyer’s facilities will be at the Buyer’s expense.

In the event that the Seller does not exercise such right and Seller determines that such Warranty Claim is valid, the reasonable cost of the fuel, navigation fees and landing fees for the return of any Aircraft by the Buyer to the Seller and return of such Aircraft to the Buyer’s facilities will be at the Seller’s expense.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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(v)	Warranty Claim Substantiation

For each claim under this Clause 12.1 the Buyer will give written notice (a “Warranty Claim”) to the Seller that contains at least the data listed below with respect to an Aircraft or Warranted Part, as applicable. The Buyer will deliver the Warranty Claim within ***** days of discovering each defect giving rise to a claim by the Buyer under this Clause 12.

(a)	Description of the defect and any action taken,

(b)	Date of incident and/or removal,

(c)	Description of the Warranted Part claimed to be defective.

(d)	Part number,

(e)	Serial number (if applicable),

(f)	Position on Aircraft, according to Catalog Sequence Number (CSN) of the Illustrated Parts Catalog, Component Maintenance Manual or Structural Repair Manual (as such documents are defined in Exhibit F) as applicable,

(g)	Total flying hours or calendar times, as applicable, at the date of appearance of a defect,

(h)	Time since last shop visit at the date of appearance of defect,

(i)	Manufacturer’s serial number (MSN) of the Aircraft and/or its registration number,

(j)	Aircraft total flying hours and/or number of landings at the date of appearance of defect,

(k)	Claim number,

(l)	Date of claim and

(m)	Date of Delivery of an Aircraft to the Buyer.

Warranty Claims are to be addressed as follows:

AIRBUS

CUSTOMER SERVICES DIRECTORATE

WARRANTY ADMINISTRATION

ROND-POINT MAURICE BELLONTE

B.P. 33

F-31707 BLAGNAC CEDEX

FRANCE

(vi)	Replacements

Replacements made pursuant to this Clause 12.1 will be made as soon as reasonably practicable but in any event within the leadtime defined in the then applicable Seller Spare Parts Catalog.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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Replaced components, equipment, accessories or parts will become the Seller’s property.

Title to and risk of loss of any Aircraft, component, accessory, equipment or part returned by the Buyer to the Seller will at all times remain with the Buyer, except that (i) when the Seller has possession of a returned Aircraft, component, accessory, equipment or part to which the Buyer has title, the Seller will have such responsibility therefor as is chargeable by law to a bailee for hire, but the Seller will not be liable for loss of use, and (ii) title to and risk of loss of a returned component, accessory, equipment or part will pass to the Buyer on shipment by the Seller to the Buyer of any item furnished by the Seller to the Buyer as a replacement therefor. Upon the Seller’s shipment to the Buyer of any replacement component, accessory, equipment or part provided by the Seller pursuant to this Clause 12.1, title to and risk of loss of such replacement component, accessory, equipment or part will pass to the Buyer.

(vii)	Rejection

The Seller will provide reasonable written substantiation in case of rejection of a Warranty Claim. The Buyer will pay to the Seller reasonable inspection and test charges incurred by the Seller in connection with the investigation and processing of a rejected Warranty Claim.

(viii)	Inspection

The Seller will have the right to inspect the affected Aircraft and documents and other records relating thereto in the event of any claim under this Clause 12.1.

12.1.8	In-house Warranty

(i)	Authorization

The Buyer is hereby authorized to repair Warranted Parts, subject to the terms of this Clause 12.1.8 (“In-house Warranty Repair”). When the estimated cost of an In-house Warranty repair exceeds ***** (*****), the Buyer will notify the Resident Customer Support Representative, of its decision to perform any in-house repairs before such repairs are commenced. The Buyer’s notice will include sufficient detail regarding the defect, estimated labor hours and material to allow the Seller to ascertain the reasonableness of the estimate. The Seller will use reasonable efforts to ensure a prompt response and will not unreasonably withhold authorization. In any event, the Seller will provide to the Buyer the status of such request for authorization within ***** Business Days after the Seller’s receipt of such request for authorization from the Buyer.

(ii)	Conditions of Authorization

The Buyer will be entitled to the benefits under this Clause 12.1.8 for repair of Warranted Parts:

(a)	if the Buyer complies with the terms of Clause 12.1.8 (i);

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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(b)	if adequate facilities and qualified personnel are available to the Buyer;

(c)	provided that repairs are to be performed in accordance with the Seller’s written instructions set forth in applicable Technical Data and;

(d)	only to the extent specified by the Seller, or, in the absence of the Seller’s specifying, to the extent reasonably necessary to correct the defect, in accordance with the standards set forth in Clause 12.1.11.

(iii)	Seller’s Rights

The Seller will have the right to require the return to Seller of any Warranted Part, or any part removed therefrom, that is claimed to be defective, if, in the Seller’s reasonable judgment, the nature of the claimed defect requires technical investigation. Such delivery will be subject to the provisions of Clause 12.1.7(ii). The Seller, prior to exercising this right will coordinate, in good faith, with the Buyer or its Operator to determine the best course of action if the return of such Warranted Part would create an AOG situation for the Buyer or its Operator. If a Warranted Part is returned for technical investigation at the request of the Seller, the related transportation costs shall be borne by the Seller.

The Seller will have the right to have a representative present during the disassembly, inspection and testing of any Warranted Part claimed to be defective; provided, however, accommodating such presence shall not materially delay any such disassembly, inspection and/or testing.

(iv)	In-house Warranty Claim Substantiation

Claims for In-house Warranty Repair credit will comply with the requirements for Warranty Claims under Clause 12.1.6(v) and in addition will include:

(a)	a report of technical findings with respect to the defect,

(b)	for parts required to remedy the defect:

part numbers,

serial numbers (if applicable),

description of the parts,

quantity of parts,

unit price of parts,

copies of related Seller’s or third party’s invoices (if applicable),

total price of parts

(c)	detailed number of labor hours,

(d)	In-house Warranty Labor Rate, and

(e)	total claim value.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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(v)	Credit

The Buyer’s sole remedy, and the Seller’s sole obligation and liability, in respect of In-house Warranty Repair claims, will be a credit to the Buyer’s account. Such credit will be equal to the sum of the direct labor cost expended in performing such repair, plus the direct cost of materials incorporated in the repair. Such costs will be determined as set forth below:

(a)	To determine direct labor costs, only the manhours spent on removal from the Aircraft, disassembly, inspection, repair, reassembly, and final inspection and test (including reasonable flight tests if flight tests are necessary to complete a repair under the In-House Warranty) of the Warranted Part, and reinstallation thereof on the Aircraft will be counted. The hours required for maintenance work concurrently being carried out on the Aircraft or Warranted Part will not be included.

(b)	The hours counted as set forth in Clause 12.1.8 (v)(a) above will be multiplied by the In-house Warranty Labor Rate, which is equal to either:

(i)	The In-house Warranty Labor Rate applicable pursuant to any existing agreement between the Seller and the Operator of the Aircraft in the event that such Operator operates Airbus aircraft (the “In-house Warranty Labor Rate”), or

(ii)	A labor rate to be agreed between the Buyer and the Seller and corresponding to the In-house Warranty Labor Rate generally applicable to Operators of Airbus aircraft in the region, in the event that the Operator of the Buyer’s Aircraft is not an Airbus aircraft operator (also an “In-house Warranty Labor Rate”).

(c)	Direct material costs are determined by the prices at which the Buyer acquired such material, excluding any parts and materials used for overhaul furnished free of charge by the Seller.

(vi)	Limitation on Credit

The Buyer will in no event be credited for repair costs (labor and material) for any Warranted Part if such repair costs exceed in the aggregate sixty-five percent (65%) of the Seller’s then-current catalog price for a replacement of such defective Warranted Part provided such replacement part is available for purchase.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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The Seller will substantiate such Seller costs in writing on reasonable request by the Buyer.

(vii)	Scrapped Material

The Buyer may, with the agreement of the Seller’s Resident Customer Support Representative, scrap any such defective Warranted Parts that are beyond economic repair and not required for technical evaluation.

If the Buyer does not obtain the agreement of the Seller’s Resident Customer Support Representative to scrap a Warranted Part immediately, the Buyer will retain such Warranted Part and any defective part removed from a Warranted Part during repair for a period of either one hundred and twenty (120) days after the date of completion of repair or sixty (60) days after submission of a claim for In-house Warranty Repair credit relating thereto, whichever is longer. Such parts will be returned to the Seller within thirty (30) days of receipt of the Seller’s request therefor, made within such retention periods.

A record of scrapped Warranted Parts, certified by an authorized representative of the Buyer, will be kept in the Buyer’s file for at least the duration of the Warranty Period.

(viii)	DISCLAIMER OF SELLER LIABILITY FOR BUYER’S REPAIR

THE SELLER WILL NOT BE LIABLE FOR, AND THE BUYER WILL INDEMNIFY THE SELLER AGAINST, THE CLAIMS OF ANY THIRD PARTIES FOR LOSSES DUE TO ANY DEFECT, NONCONFORMANCE OR PROBLEM OF ANY KIND, ARISING OUT OF OR IN CONNECTION WITH ANY REPAIR OF WARRANTED PARTS UNDERTAKEN BY THE BUYER UNDER THIS CLAUSE 12.1.8 OR ANY OTHER ACTIONS UNDERTAKEN BY THE BUYER UNDER THIS CLAUSE 12.1.8, WHETHER SUCH CLAIM IS ASSERTED IN CONTRACT OR IN TORT, OR IS PREMISED ON ALLEGED, ACTUAL, IMPUTED, ORDINARY OR INTENTIONAL ACTS OR OMISSIONS OF THE BUYER OR THE SELLER.

12.1.9	Warranty Transferability

Notwithstanding the provisions of Clause 20.1, the warranties provided for in this Clause 12.1 for any Warranted Part will accrue to the benefit of any airline in revenue service other than the Buyer, if the Warranted Part enters into the possession of any such airline as a result of a pooling agreement between such airline and the Buyer, in accordance with the terms and subject to the limitations and exclusions of the foregoing warranties and to applicable laws or regulations.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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12.1.10	Warranty for Corrected, Replacement or Repaired Warranted Parts

Whenever any Warranted Part that contains a defect for which the Seller is liable under this Clause 12.1 has been corrected, repaired or replaced pursuant to the terms hereof, the period of the Seller’s warranty with respect to such corrected, repaired or replacement Warranted Part, will be the remaining portion of the original warranty in respect of such corrected, repaired or replaced Warranted Part or ***** months, whichever is longer. If a defect is attributable to a defective repair or replacement by the Buyer, a Warranty Claim with respect to such defect will be rejected, notwithstanding any subsequent correction or repair, and will immediately terminate the remaining warranties under this Clause 12.1 in respect of the affected Warranted Part.

12.1.11	Good Airline Operation - Normal Wear and Tear

The Buyer’s rights under this Clause 12.1 are subject to the Aircraft and each component, equipment, accessory and part thereof being maintained, overhauled, repaired and operated in accordance with good commercial airline practice, all technical documentation and any other instructions issued by the Seller, the Suppliers or the manufacturer of the Propulsion Systems and all applicable rules, regulations and directives of the relevant Aviation Authorities.

The Seller’s liability under this Clause 12.1 will not extend to normal wear and tear or to:

(i)	any Aircraft or component, equipment, accessory or part thereof that has been repaired, altered or modified after Delivery in a manner other than that approved by the Seller;

(ii)	any Aircraft or component, equipment, accessory or part thereof that has been operated in what the Buyer or its Operator knew, or in the exercise of due care, should have known, was in a damaged state; or

(iii)	any component, equipment, accessory or part from which the trademark, trade name, part or serial number or other identification marks have been removed.

except that if, in each case (other than in respect of (iii) above) the Buyer or its Operator submits evidence reasonably acceptable to the Seller that the defect for which warranty coverage is sought did not arise as a result of, or was not materially worsened by, such causes.

12.2	Seller Service Life Policy

12.2.1	Scope and Definitions

In addition to the warranties set forth in Clause 12.1, the Seller agrees that should a Failure occur in any Item (as these terms are defined below), then, subject to the general conditions and limitations set forth in Clause 12.2.4, the provisions of this Clause 12.2 will apply.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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For the purposes of this Clause 12.2:

(i)	“Item” means any of the Seller components, equipment, accessories or parts listed in Exhibit C that are installed on an Aircraft at any time during the period of effectiveness of the Service Life Policy as defined in Clause 12.2.2.

(ii)	“Failure” means any breakage of, or defect in, an Item that materially impairs the utility or safety of the Item, provided that (a) any such breakage of, or defect in, such Item did not result from any breakage or defect in any other Aircraft part or component or from any other extrinsic force and (b) has occurred or can reasonably be expected to occur on a repetitive or fleetwide basis.

The Seller’s obligations under this Clause 12.1.2 are referred to as the “Service Life Policy.”

12.2.2	Periods and Seller’s Undertaking

Subject to the general conditions and limitations set forth in Clause 12.2.4, the Seller agrees that if a Failure occurs in an Item before the Aircraft in which such Item is installed has completed ***** flying hours or ***** flight cycles or within ***** years after the Delivery of such Aircraft, the Seller will, at its discretion, as promptly as practicable and for a price that reflects the Seller’s financial participation as hereinafter provided either:

(i)	design and furnish to the Buyer a correction for such Item and provide any parts required for such correction (including Seller designed standard parts but excluding industry standard parts), or

(ii)	replace such Item

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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12.2.3	Seller’s Participation in the Cost

Any part or Item or part that the Seller is required to furnish to the Buyer under this Service Life Policy will be furnished to the Buyer at the Seller’s current sales price therefor, less the Seller’s financial participation, which will be determined in accordance with the following formula:

P =	*****

where

P:	financial participation of the Seller,

C:	the Seller’s then current sales price for the required Item or required Seller designed parts,

and,

(i)	T:	total flying time in hours of the Aircraft since Delivery of the Aircraft in which the Item subject to a Failure was originally installed,

and,

	N:	***** hours

or

(ii)	T:	total number of flight cycles since Delivery that have been accumulated by the Aircraft in which the Item subject to a Failure was originally installed,

and,

	N:	***** flight cycles,

or,

(iii)	T:	total time in months since Delivery of the Aircraft in which the Item subject to a Failure was originally installed,

and,

	N:	***** months.

whichever of the foregoing clauses (i), (ii) and (iii) yields the lowest ratio of:

*****
*****

12.2.4	General Conditions and Limitations

12.2.4.1	Notwithstanding any provision of this Clause 12.2, during the Warranty Period, all Items will be covered by the provisions of Clause 12.1 of this Agreement and not by the provisions of this Clause 12.2.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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12.2.4.2	The Buyer’s and its Operators’ remedies and the Seller’s obligations and liabilities under this Service Life Policy are subject to the following conditions:

(i)	The Buyer and its Operators maintain log books and other historical records with respect to each Item adequate to enable the Seller to determine whether the alleged Failure is covered by this Service Life Policy and, if so, to define the portion of the cost to be borne by the Seller in accordance with Clause 12.2.3.

(ii)	The Buyer and/or its Operators keep the Seller informed of any significant incidents relating to an Aircraft, howsoever occurring or recorded.

(iii)	The Buyer complies with the conditions of Clause 12.1.11.

(iv)	The Buyer implements specific structural inspection programs for monitoring purposes as may be established from time to time by the Seller. Such programs will be compatible with the Buyer’s operational requirements and will be carried out at the Buyer’s expense, reports relating thereto to be regularly furnished to the Seller.

(v)	The Buyer reports in writing any breakage or defect to the Seller within sixty (60) days after any breakage or defect in an Item becomes apparent, whether or not the breakage or defect can reasonably be expected to occur in any other Aircraft, and the Buyer provides the Seller with sufficient detail about the breakage or defect to enable the Seller to determine whether said breakage or defect is subject to this Service Life Policy.

12.2.4.3	Except as otherwise provided in this Clause 12.2, any claim under this Service Life Policy will be administered as provided in, and will be subject to the terms and conditions of, Clause 12.1.6.

12.2.4.4	If the Seller has issued a service bulletin modification applicable to an Aircraft, the purpose of which is to avoid a Failure, the Seller may elect to supply the necessary modification kit free of charge or under a pro rata formula established by the Seller. If such a kit is so offered to the Buyer, then, in respect of such Failure and any Failures that could ensue therefrom, the validity of the Seller’s commitment under this Clause 12.2 will be subject to the Buyer’s incorporating such modification in the relevant Aircraft, within a reasonable time, in accordance with the Seller’s instructions.

12.2.4.5

THIS SERVICE LIFE POLICY IS NEITHER A WARRANTY, PERFORMANCE GUARANTEE, NOR AN AGREEMENT TO MODIFY ANY AIRCRAFT OR AIRFRAME COMPONENTS TO CONFORM TO NEW DEVELOPMENTS OCCURRING IN THE STATE OF AIRFRAME DESIGN AND MANUFACTURING ART. THE SELLER’S OBLIGATION UNDER THIS CLAUSE 12.2 IS TO MAKE ONLY THOSE CORRECTIONS TO THE ITEMS OR FURNISH REPLACEMENTS THEREFOR AS PROVIDED IN THIS CLAUSE 12.2. THE BUYER’S SOLE REMEDY AND RELIEF FOR THE NONPERFORMANCE OF ANY

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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OBLIGATION OR LIABILITY OF THE SELLER ARISING UNDER OR BY VIRTUE OF THIS SERVICE LIFE POLICY WILL BE IN MONETARY DAMAGES, LIMITED TO THE AMOUNT THE BUYER REASONABLY EXPENDS IN PROCURING A CORRECTION OR REPLACEMENT FOR ANY ITEM THAT IS THE SUBJECT OF A FAILURE COVERED BY THIS SERVICE LIFE POLICY AND TO WHICH SUCH NONPERFORMANCE IS RELATED, LESS THE AMOUNT THAT THE BUYER OTHERWISE WOULD HAVE BEEN REQUIRED TO PAY UNDER THIS CLAUSE 12.2 IN RESPECT OF SUCH CORRECTED OR REPLACEMENT ITEM. WITHOUT LIMITING THE EXCLUSIVITY OF WARRANTIES AND GENERAL LIMITATIONS OF LIABILITY PROVISIONS SET FORTH IN CLAUSE 12.5, THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL CLAIMS TO ANY FURTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING LOSS OF PROFITS AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES, ARISING UNDER OR BY VIRTUE OF THIS SERVICE LIFE POLICY.

12.3	Supplier Warranties And Service Life Policies

12.3.1	Seller’s Support

Before Delivery of the first Aircraft, the Seller will provide the Buyer with the warranties and service life policies that the Seller has obtained pursuant to the Supplier Product Support Agreements.

12.3.2	Supplier’s Default

12.3.2.1	If any Supplier under any warranty referred to in Clause 12.3.1 defaults in the performance of any material obligation under such warranty with respect to a Supplier Part and the Buyer submits reasonable evidence, within a reasonable time, that such default has occurred, then Clause 12.1 of this Agreement will apply to the extent it would have applied had such Supplier Part been a Warranted Part, to the extent the Seller can reasonably perform, or arranged to perform, to said Supplier’s obligations, except that the Supplier’s warranty period indicated in the Supplier Product Support Agreements will apply.

12.3.2.2	If any Supplier under any Supplier service life policy referred to in Clause 12.3.1 defaults in the performance of any material obligation under such service life policy, and (i) the Buyer has used its commercially reasonable efforts to enforce its rights under such service life policy, and (ii) the Buyer submits within reasonable time to the Seller reasonable evidence that such default has occurred, then Clause 12.2 of this Agreement will apply to the extent the same would have applied had such component, equipment, accessory or part been listed in Exhibit C hereto, to the extent that the Seller can reasonably perform, or arranged to perform, said Supplier’s service life policy.

12.3.2.3	At the Seller’s request, the Buyer will assign to the Seller, and the Seller will be subrogated to, all of the Buyer’s rights against the relevant Supplier with respect to, and arising by reason of, such default and the Buyer will provide reasonable assistance to enable the Seller to enforce the rights so assigned.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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12.4	Interface Commitment

12.4.1	Interface Problem

If the Buyer experiences any technical problem in the operation of an Aircraft or its systems due to a malfunction, the cause of which, after due and reasonable investigation, is not readily identifiable by the Buyer, but which the Buyer reasonably believes to be attributable to the design characteristics of one or more components of the Aircraft (an “Interface Problem”), the Seller will, if requested by the Buyer, and without additional charge to the Buyer, except for transportation of the Seller’s or its designee’s personnel to the Buyer’s facilities, promptly conduct or have conducted an investigation and analysis of such problem to determine, if possible, the cause or causes of the problem and to recommend such corrective action as may be feasible. The Buyer will furnish to the Seller all data and information in the Buyer’s possession relevant to the Interface Problem and will cooperate with the Seller in the conduct of the Seller’s investigations and such tests as may be required. At the conclusion of such investigation the Seller will promptly advise the Buyer in writing of the Seller’s opinion as to the cause or causes of the Interface Problem and the Seller’s recommendations as to corrective action.

12.4.2	Seller’s Responsibility

If the Seller reasonably determines in good faith that the Interface Problem is primarily attributable to the design of a Warranted Part, the Seller will, if requested by the Buyer, correct the design of such Warranted Part pursuant to the terms and conditions of Clause 12.1.

12.4.3	Supplier’s Responsibility

If the Seller reasonably determines in good faith that the Interface Problem is primarily attributable to the design of any Supplier Part, the Seller will at the Buyer’s request, reasonably assist the Buyer in processing any warranty claim the Buyer may have against the manufacturer of such Supplier Part.

12.4.4	Joint Responsibility

If the Seller reasonably determines in good faith that the Interface Problem is attributable partially to the design of a Warranted Part and partially to the design of any Supplier Part, the Seller will, if requested by the Buyer, seek a solution to the Interface Problem through cooperative efforts of the Seller and any Supplier involved. The Seller will promptly advise the Buyer of any corrective action proposed by the Seller and any such Supplier. Such proposal will be consistent with any then existing obligations of the Seller hereunder and of any such Supplier to the Buyer. Such corrective action, unless reasonably rejected by the Buyer, will constitute full satisfaction of any claim the Buyer may have against either the Seller or any such Supplier with respect to such Interface Problem.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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12.4.5	General

12.4.5.1	All requests under this Clause 12.4 will be directed both to the Seller and to the affected Suppliers.

12.4.5.2	Except as specifically set forth in this Clause 12.4, this Clause 12.4 will not be deemed to impose on the Seller any obligations not expressly set forth elsewhere in this Agreement.

12.4.5.3	All reports, recommendations, data and other documents furnished by the Seller to the Buyer pursuant to this Clause 12.4 will be deemed to be delivered under this Agreement and will be subject to the terms, covenants and conditions set forth in this Clause 12 and in Clause 22.2.

12.5	Exclusivity Of Warranties

THIS CLAUSE 12 SETS FORTH THE EXCLUSIVE WARRANTIES, EXCLUSIVE LIABILITIES AND EXCLUSIVE OBLIGATIONS OF THE SELLER, AND THE EXCLUSIVE REMEDIES AVAILABLE TO THE BUYER, WHETHER UNDER THIS AGREEMENT OR OTHERWISE, ARISING FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE, DATA OR SERVICE DELIVERED BY THE SELLER UNDER THIS AGREEMENT.

THE BUYER RECOGNIZES THAT THE RIGHTS, WARRANTIES AND REMEDIES IN THIS CLAUSE 12 ARE ADEQUATE AND SUFFICIENT TO PROTECT THE BUYER FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN THE GOODS AND SERVICES SUPPLIED UNDER THIS AGREEMENT. THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES OF THE SELLER AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, WHETHER EXPRESS OR IMPLIED BY CONTRACT, TORT, OR STATUTORY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMITY OR DEFECT OR PROBLEM OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE, DATA OR SERVICE DELIVERED BY THE SELLER UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO:

(1)	ANY IMPLIED WARRANTY OF MERCHANTABILITY AND/OR FITNESS FOR ANY GENERAL OR PARTICULAR PURPOSE;

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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(2)	ANY IMPLIED OR EXPRESS WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

(3)	ANY RIGHT, CLAIM OR REMEDY FOR BREACH OF CONTRACT;

(4)	ANY RIGHT, CLAIM OR REMEDY FOR TORT, UNDER ANY THEORY OF LIABILITY, HOWEVER ALLEGED, INCLUDING, BUT NOT LIMITED TO, ACTIONS AND/OR CLAIMS FOR NEGLIGENCE, GROSS NEGLIGENCE, INTENTIONAL ACTS, WILLFUL DISREGARD, IMPLIED WARRANTY, PRODUCT LIABILITY, STRICT LIABILITY OR FAILURE TO WARN;

(5)	ANY RIGHT, CLAIM OR REMEDY ARISING UNDER THE UNIFORM COMMERCIAL CODE OR ANY OTHER STATE OR FEDERAL STATUTE;

(6)	ANY RIGHT, CLAIM OR REMEDY ARISING UNDER ANY REGULATIONS OR STANDARDS IMPOSED BY ANY INTERNATIONAL, NATIONAL, STATE OR LOCAL STATUTE OR AGENCY;

(7)	ANY RIGHT, CLAIM OR REMEDY TO RECOVER OR BE COMPENSATED FOR:

(a)	LOSS OF USE OR REPLACEMENT OF ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THIS AGREEMENT;

(b)	LOSS OF, OR DAMAGE OF ANY KIND TO, ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THIS AGREEMENT;

(c)	LOSS OF PROFITS AND/OR REVENUES;

(d)	ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGE.

THE WARRANTIES AND SERVICE LIFE POLICY PROVIDED BY THIS AGREEMENT WILL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE SELLER AND THE BUYER. IN THE EVENT THAT ANY PROVISION OF THIS CLAUSE 12 SHOULD FOR ANY REASON BE HELD UNLAWFUL, OR OTHERWISE UNENFORCEABLE, THE REMAINDER OF THIS CLAUSE 12 WILL REMAIN IN FULL FORCE AND EFFECT.

FOR THE PURPOSE OF THIS CLAUSE 12.5, “SELLER” WILL BE UNDERSTOOD TO INCLUDE THE SELLER, ITS AFFILIATES AND SUPPLIERS.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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12.6	Duplicate Remedies

The remedies provided to the Buyer under Clause 12.1 and Clause 12.2 as to any defect in respect of the Aircraft or any part thereof are mutually exclusive and not cumulative. The Buyer will be entitled to the remedy that provides the maximum benefit to it, as the Buyer may elect, pursuant to the terms and conditions of this Clause 12 for any particular defect for which remedies are provided under this Clause 12; provided, however, that the Buyer will not be entitled to elect a remedy under both Clause 12.1 and Clause 12.2 for the same defect. The Buyer’s rights and remedies herein for the nonperformance of any obligations or liabilities of the Seller arising under these warranties will be in monetary damages limited to the amount the Buyer expends in procuring a correction or replacement for any covered part subject to a defect or nonperformance covered by this Clause 12, and the Buyer will not have any right to require specific performance by the Seller.

12.7	Transferability

12.7.1.	The Buyer’s rights under this Clause 12 will not be assigned, sold, transferred, novated or otherwise alienated by operation of law or otherwise, without the Seller’s prior written consent, except as otherwise provided in this Agreement.

Any unauthorized assignment, sale, transfer, novation or other alienation of the Buyer’s rights under this Service Life Policy will, as to the particular Aircraft involved, immediately void this Service Life Policy in its entirety.

12.7.2.	In the event of the Buyer intending to designate a third party entity (“Third Party Entity”) to administrate this Clause 12, the Buyer shall notify the Seller of such intention prior to any disclosure of this Clause to the selected Third Party Entity and shall cause such Third Party Entity to enter into a confidentiality agreement and/or any other relevant documentation with the Seller solely for the purpose of administrating this Clause 12.

12.8	Negotiated Agreement

The parties each acknowledge that:

(i)	the Specification has been agreed upon after careful consideration by the Buyer using its judgment as a professional aircraft buyer with access to the expertise of consultants in the field of operation of and maintenance of aircraft used in public transportation and as such is a professional within the same industry as the Seller;

(ii)	this Agreement, and in particular this Clause 12, has been the subject of discussion and negotiation and is fully understood by the Buyer; and

(iii)	the price of the Aircraft and the other mutual agreements of the Buyer set forth in this Agreement were arrived at in consideration of, inter alia, the provisions of this Clause 12, specifically including the Exclusivity of Warranties set forth in Clause 12.5.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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13.	PATENT AND COPYRIGHT INDEMNITY

13.1	Indemnity

13.1.1	Subject to the provisions of Clause 13.2.3, the Seller will indemnify, hold harmless and defend the Buyer against any and all causes of action, lawsuits, losses, liabilities, claims, damages, costs and expenses including reasonable legal costs (excluding damages, costs, expenses, loss of profits and other liabilities in respect of or resulting from loss of use of the Aircraft) arising from, or related to any infringement or claim of infringement by the Airframe or any part or software installed therein at Delivery of

(i)	any British, French, German, Spanish or U.S. patent; and

(ii)	any patent issued under the laws of any other country in which the Buyer may lawfully operate the Aircraft, provided that at the time of design of such Airframe or any part or any software installed therein at Delivery, the country of the patent and the flag country of the Aircraft are both parties to:

(1)	the Chicago Convention on International Civil Aviation of December 7, 1944, and are each fully entitled to all benefits of Article 27 thereof, or,

(2)	the International Convention for the Protection of Industrial Property of March 20, 1883 (the “Paris Convention”); and

(iii)	in respect of computer software installed on the Aircraft, any copyright, provided that the Seller’s obligation to indemnify will be limited to infringements in countries which, at the time of the design, are members of The Berne Union and recognize computer software as a “work” under the Berne Convention.

13.1.2	Clause 13.1.1 will not apply to

(i)	Buyer Furnished Equipment;

(ii)	the Propulsion Systems;

(iii)	Supplier Parts; or

(iv)	software not developed by the Seller.

13.1.3	If the Buyer, due to circumstances described in Clause 13.1.1, is prevented from using the Aircraft (whether by a valid order, injunction, decree or judgment of a court of competent jurisdiction or by a settlement arrived at among the claimant, the Seller and the Buyer), the Seller will at its expense, as soon as possible, either

(i)	procure for the Buyer the right to use the affected Airframe, part or software free of charge; or

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(ii)	replace the infringing part or software with a non-infringing substitute which, to the extent technically feasible is substantially equivalent in speed, performance, and function, as applicable, to the actual or allegedly infringing part or software, and complies with all Specifications, operates on a fully compatible basis with all other existing software, hardware and mechanics of the Aircraft, and does not adversely affect the safety, performance, speed, function or airworthiness of the Aircraft.

13.2	Administration of Patent and Copyright Indemnity Claims

13.2.1	If the Buyer receives a written claim or a suit is threatened or begun against the Buyer for infringement of a patent or copyright referred to in Clause 13.1, the Buyer, at the Seller’s expense (not to include payment for Buyer’s attorney fees or costs, if any) will

(i)	promptly notify the Seller, giving particulars thereof;

(ii)	promptly furnish to the Seller all data, papers and records within the Buyer’s control or possession relating to such patent or claim;

(iii)	refrain from admitting any liability or making any payment, or assuming any expenses, damages, costs or royalties, or otherwise acting in a manner prejudicial to the defense or denial of the suit or claim, it being agreed that nothing in this Clause 13.2.1(iii) will prevent the Buyer from paying the sums that may be required to obtain the release of the Aircraft, provided that payment is accompanied by a denial of liability and is made without prejudice;

(iv)	fully cooperate with, and render all reasonable assistance to, the Seller as may be pertinent to the defense or denial of the suit or claim; and

(v)	to the extent commercially reasonable act to mitigate damages and/or to reduce the amount of royalties that may be payable, and act to minimize costs and expenses.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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13.2.2	The Seller will be entitled either in its own name or on behalf of the Buyer to conduct negotiations with the party or parties alleging infringement and shall assume and conduct the defense or settlement of any suit or claim in the manner that, in the Seller’s commercially reasonable opinion, it deems proper, provided however that the Seller shall not be entitled to take any action that has the effect of imposing any cost or liability on the Buyer that is not subject to indemnity by the Seller under this Clause 13. The Buyer may participate, at its own expense, with the Seller in the defense or appeal of any such suit, claim, order, decree or judgment; provided, however, subject to good faith consultations with the Buyer, and the foregoing restrictions, the Seller shall retain control and authority regarding any such defense, compromise, settlement, appeal or similar action as provided in this Clause 13.2.2.

13.2.3	The Seller’s liability hereunder will be conditioned on the strict and timely compliance by the Buyer with the terms of this Clause 13 and is in lieu of any other liability to the Buyer, whether express or implied, which the Seller might incur at law as a result of any infringement or claim of infringement of any patent or copyright; provided, however, that no delay by the Buyer in providing any notice to the Seller, or in furnishing any data, papers or records to the Seller, shall relieve Seller of any of its obligations or liabilities under this Clause 13, except to the extent that the Seller is materially and adversely affected by any such delay.

THE INDEMNITY PROVIDED IN THIS CLAUSE 13 AND THE OBLIGATIONS AND LIABILITIES OF THE SELLER UNDER THIS CLAUSE 13 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER INDEMNITIES, WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES ON THE PART OF THE SELLER AND RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE (INCLUDING WITHOUT LIMITATION ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY ARISING FROM OR WITH RESPECT TO LOSS OF USE OR REVENUE OR CONSEQUENTIAL DAMAGES), WITH RESPECT TO ANY ACTUAL OR ALLEGED PATENT INFRINGEMENT OR COPYRIGHT INFRINGEMENT BY ANY AIRFRAME, PART OR SOFTWARE INSTALLED THEREIN AT DELIVERY, OR THE USE OR SALE THEREOF, PROVIDED THAT, IN THE EVENT THAT ANY OF THE AFORESAID PROVISIONS SHOULD FOR ANY REASON BE HELD UNLAWFUL OR OTHERWISE INEFFECTIVE, THE REMAINDER OF THIS CLAUSE WILL REMAIN IN FULL FORCE AND EFFECT. THIS INDEMNITY AGAINST PATENT AND COPYRIGHT INFRINGEMENTS WILL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE SELLER AND THE BUYER.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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14 -	TECHNICAL DATA AND SOFTWARE SERVICES

This Clause sets forth the terms and conditions for the supply of technical data (“Technical Data”) and software services (“Software Services”).

14A	Technical Data

14A.1	General

14.A.1.1	The Technical Data will be supplied in the English language using aeronautical terminology in common use.

14A.1.2	Range, form, type, format, ATA/non-ATA compliance, revision and quantity of the Technical Data are covered in Exhibit F hereto.

14A.1.3	The Buyer will not receive credit or compensation for any partially used or unused Technical Data provided pursuant to this Clause 14.

14A.2	Aircraft Identification for Technical Data

For those Technical Data that are customized to the Buyer’s specific operations and Aircraft as indicated in the Seller’s Customer Services Catalog (the “CSC”), the Buyer agrees to the allocation of fleet serial numbers (“Fleet Serial Numbers (FSNs)”) in the form of a block of numbers selected in the range from 001 to 999.

The sequence will be interrupted only if two (2) different Propulsion Systems or different Aircraft models are selected.

The Buyer will indicate to the Seller the FSNs corresponding to the Aircraft as listed in Clause 9 of this Agreement within forty-five (45) days after execution of this Agreement. The allocation of FSNs to such Aircraft will not constitute any proprietary, insurable or other interest of the Buyer in any Aircraft before delivery of and payment for Aircraft as provided in this Agreement.

The Technical Data that will be customized are set forth in Exhibit F.

14A.3	Integration of Equipment Data

14A.3.1	Supplier Equipment

If necessary for the understanding of the affected systems, information relating to Supplier equipment that is installed on the Aircraft by the Seller will be included free of charge in the first issue (“First Issue”) of the customized Technical Data.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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14A.3.2	Buyer Furnished Equipment

14A.3.2.1	The Seller will introduce Buyer Furnished Equipment data for BFE which is installed on the Aircraft by the Seller (“BFE Data”) into the customized Technical Data at no additional charge to the Buyer for the First Issue, provided such data is provided in accordance with the conditions set forth in Clauses 14.4.2.2 through 14.4.2.4.

14A.3.2.2	The Buyer will supply the BFE Data to the Seller, in English and in a format compliant with ATA 2200 standard specification and all applicable revisions, at least six (6) months before the scheduled delivery of the customized Technical Data and Software Services.

14A.3.2.3	The Buyer and the Seller will enter into a separate agreement addressing the time frame, media and format in which BFE Data will be provided to the Seller to facilitate the process of BFE Data integration in an efficient, expedited and economic manner.

14A.3.2.4	Such agreement will specify that the BFE Data will be delivered in digital format (SGML) and/or in Portable Document Format (PDF).

14A.3.2.5	All costs related to the delivery to the Seller of the applicable Data will be borne by the Buyer.

14A.3.2.6	This Clause 14.4.2 will also apply to the data related to the Buyer Furnished Equipment procured by the Seller in accordance with Clause 18.1.3.

14A.4	Delivery of Technical Data

14A.4.1	Technical Data will be delivered as set forth in Exhibit F.

14A.4.2	The Technical Data and corresponding revisions to be supplied by the Seller in a format other than on-line will be sent to only two (2) addresses for each Aircraft.

14A.4.3	Technical Data and revisions will be packed and shipped by the quickest transportation methods reasonably available. Shipment will be Delivery Duty Unpaid (DDU) as defined in Incoterms 2000 published by the International Chamber of Commerce, Toulouse, France, and/or Delivery Duty Unpaid (DDU) Hamburg, Germany.

14A.4.4	The Technical Data will be delivered according to a mutually agreed schedule, designed to correspond to Aircraft deliveries. The Buyer will provide no less than forty (40) days’ notice to the Seller if a change is requested to the delivery schedule for the Technical Data.

14A.4.5	The Buyer or its Operators, as the case may be, will be responsible for the coordination with and satisfaction of local Aviation Authorities’ requirements for Technical Data.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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14A.5	Revision Service for Technical Data

Unless otherwise specifically stated, revision service will be offered free of charge for ***** years after Delivery of each Aircraft covered under this Agreement (the “Revision Service Period”). Thereafter, revision service will be provided in accordance with the terms and conditions found in the then current Seller’s Customer Services Catalog (the “CSC”).

14A.6	Service Bulletin (SB) Incorporation for Technical Data

During the period of revision service and upon the Buyer’s request for incorporation, to the extent possible, Service Bulletin information will be incorporated, into the Technical Data, within the next scheduled revision, provided that the intention to incorporate a Service Bulletin is notified by the Buyer ninety (90) days prior to this revision. The Seller will use best reasonable efforts to achieve a thirty (30) days notification period. The split effectivity for the corresponding Service Bulletin will remain in the Technical Data until notification from the Buyer to the Seller that embodiment has been completed on all the Buyer’s Aircraft. For operational data either the pre or post (but not both) Service Bulletin status will be shown.

14A.7	Technical Data Familiarization

Upon request by the Buyer, the Seller will provide one (1) week of Technical Data familiarization training, at the Seller’s or Buyer’s facility. If such familiarization is conducted at the Buyer’s facilities, the Buyer will reimburse the Seller for business class air transportation and reasonable living expenses of the representative(s) of Seller conducting the familiarization training.

14A.8	Customer Originated Changes (COC)

Upon the Buyer’s request Buyer-originated or its Operators-originated data (collectively, the “COC Data”) may be incorporated into any of the Technical Data eligible for customization as defined in the then current CSC.

COC Data will be developed by the Buyer or its Operators, as the case may be, according to the methods and tools for achieving such introduction issued by the Seller. The Buyer or its Operators, as the case may be, will ensure that any COC Data is in compliance with the requirements of its local Aviation Authorities.

Incorporation of any COC Data will be at the Buyer’s or its Operator’s, as the case may be, sole risk, and the Buyer or its Operators, as the case may be, will indemnify the Seller against any liability whatsoever with respect to:

a.	the contents of any COC Data (including any omissions or inaccuracies therein)’

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b.	any effect that the incorporation of such COC Data may have on the Technical Data, or

c.	any costs of any nature that any COC may have on all subsequent Service Bulletins and modifications.

14A.9	AirN@v Services

14A.9.1	The Technical Data listed below will be provided through an advanced consultation tool (hereinafter referred to as AirN@v Services). The applicable Technical Data is as follows:

AirN@v Maintenance:

•	Aircraft Maintenance Manual,

•	Illustrated Parts Catalog,

•	Trouble Shooting Manual,

•	Aircraft Schematics Manual,

•	Aircraft Wiring Lists,

•	Aircraft Wiring Manual,

•	Electrical Standard Practices Manual,

AirN@v/Associated Data

•	Consumable Material List

•	Standards Manual

14A.9.2	The licensing conditions for the use of AiN@v Services will be as set forth in Appendix A to this Clause 14 to the Agreement, “General Conditions of Licensing of Software”.

14A.9.3	The license to use AirN@v Services will be granted free of charge for the Aircraft for as long as the revisions of the applicable Technical Data are free of charge in accordance with Clause 14A.5. At the end of the Revision Service Period, the yearly revision service for AirN@v Services and the associated license fee will be provided to the Buyer and its Operators at the standard commercial conditions set forth in the then current CSC.

14A.10	On-Line Services; Customer Portal

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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14A.10.1	The Buyer and its Operators will be provided with access to a Secure Area of The Airbus World/Online Services through which a variety of on-line products and services related to the Aircraft including Technical Data, are available, pursuant to the General Terms and Conditions of Access to and Use of The Secure Area of the World/Online Services, Appendix B to this Clause 14.

14A.10.2	The Seller reserves the right to suppress other formats of Technical Data that are available on-line.

14A.10.3	Access to the Secure Area will be at no cost for the duration of the Revision Service Period set forth in Clause 14A.5 herein.

14A.11	Warranty

The provisions of Clause 12 and in particular of Clause 12.5 (EXCLUSIVITY OF WARRANTIES AND GENERAL LIMITATIONS OF LIABILITY), will apply to the provision of Technical Data under this Clause 14.

14A.12	Proprietary Rights

All proprietary rights, including, but not limited to, patent, design and copyrights, relating to Technical Data will remain with the Seller. All Technical Data are supplied to the Buyer for the sole use of the Buyer, who undertakes not to divulge the contents thereof to any third party save as permitted herein, such as its Operators, or otherwise pursuant to any governmental or legal requirement imposed on the Buyer.

14B	Software Services

14B.1	Performance Engineer’s Program

In addition to the standard operational manuals, the Seller will provide to the Buyer or its Operators, as the case may be, the Performance Engineer’s Programs (PEPs) under the terms and conditions of the General Conditions of Licensing For Use Of Software, attached as Appendix 1 hereto . Use of the PEP will be limited to one (1) copy installed on one (1) computer for the Buyer and for each of its Operators. PEP is intended for use on ground only and will not be installed on an Aircraft. The Seller will provide the Buyer and each of its Operators with a three-day installation and review visit regarding the PEPs.

The license for use of PEP will be granted free of charge for a period equal to the Revision Service Period. At the expiration of that period, the Buyer and its Operators will be entitled to continue to use the PEP free of charge, but the Buyer or its Operators, as the case may be, will be charged for all revisions, in accordance with the terms and conditions of the then-current CSC.

These proprietary rights will also apply to any translation into a language or languages or media that may have been performed or caused to be performed by the Buyer and its Operators.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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14C	General Provisions

14C.1	Future Developments in Technical Data

The Buyer agrees to consider for implementation any new technological development applicable to, and deemed by the Seller to be beneficial and economical for, the production and transmission of data and documents.

14C.2	Confidentiality.

The Technical Data, the Software Services and their content are designated as confidential. All such Technical Data and Software Services are supplied to the Buyer for the sole use of the Buyer and its Operators who undertake not to disclose the contents thereof to any third party without the prior written consent of the Seller as permitted therein or otherwise pursuant to any government or legal requirement imposed upon the Buyer or its Operators, as the case may be.

If the Seller authorizes the disclosure of any of the Technical Data to third parties, either under this Agreement or otherwise, the Buyer and its Operators will assure that such third party agrees to be bound by the same conditions as the Buyer or its Operators, as the case may be, with respect to the confidentiality of the Technical Data and/or Software Services.

If the Buyer or its Operators, as the case may be, intend to designate a maintenance and repair organization (MRO) to perform the maintenance of the Aircraft, the Buyer or its Operators, as the case may be, will notify the Seller of such intention prior to any disclosure of this Clause and/or the Technical Data and/or the Software Services to the selected MRO and will cause such MRO to enter into a confidentiality agreement with the Seller and, in the case of Software Services, appropriate licensing conditions, and to commit to use such Technical Data and Software Services solely for the purpose of maintaining the Buyer’s Aircraft.

14C.3	Transferability

Buyer’s rights under this Clause 14 will not be assigned, sold, transferred, novated or otherwise alienated by operation of law or otherwise, without the Seller’s prior written consent, except as otherwise provided in this Agreement.

Any unauthorized assignment, sale, transfer, novation, or other alienation of the Buyer’s rights under this Clause 14 will, as to the particular Aircraft involved, immediately void this Clause 14 in its entirety.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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The Buyer is hereby authorized by the Seller to divulge the Technical Data to any third party (“Third Party”) with whom the Buyer has entered into either (i) a maintenance or modification contract relating to an Aircraft, (ii) a sale or lease contract relating to an Aircraft, or (iii) a contract relating to the design, manufacturing or maintenance of ground tooling equipment, provided, however, that each such Third Party shall have entered into, with the Buyer and its Operators, as the case may be, into a then-current form of data release agreement substantially similar in form and content as set forth in Appendix C to this Clause 14.

In the event that the Third Party has an existing data release agreement in effect with the Seller, the Buyer and/or its Third Party will request to amend the existing data release agreement, to the extent permissible, to permit the Third Party to have access to the Technical Data relevant to the Buyer’s Aircraft.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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General Conditions of Licensing of Software

These General Conditions of Licensing of Software (the “General Conditions”) will provide the conditions for the supply of software developed by and proprietary to Airbus S.A.S (“Airbus”) and licensed to Airbus North America Customer Services, Inc. (“ANACS”) for supply and license to any user (such user, whether provided with the software on a chargeable or free of charge basis is referred to hereinafter as the “Buyer”). These General Conditions will be incorporated into any product-specific license agreement entered into between the Buyer and ANACS and will apply to any software license granted to the Buyer to the extent not in conflict with any such product-specific agreement that post-dates execution of these General Conditions.

1.	DEFINITIONS

For the purpose of these General Conditions, the following definitions shall apply:

“Affiliates” means with respect to ANACS, any other person or entity directly or indirectly controlling or controlled by or under common control with ANACS.

“Network” designates collectively the Buyer’s computers connected one with another and exclusively operated by employees of the Buyer.

“Software” means the set of programs, parameterizations, processes, rules and, if applicable, documentation related to data processing supplied by ANACS and licensed to the Buyer by ANACS whether on a chargeable basis or free of charge, for use in operation or maintenance of Airbus aircraft.

“User Guide” means the documentation, which may be in electronic format, designed to assist the Buyer in the use of the Software.

“Authorized User” means a person using Software who, at the time such person uses such Software, is an employee or permitted designee of the Buyer and is, if required by ANACS, identified to ANACS.

“Product” means software products that combine Software and data and are offered by ANACS for use in the maintenance or operation of Airbus aircraft.

2.	SOFTWARE LICENSE

The rights stated herein are personal to the Buyer, non-transferable and non-exclusive. The Buyer will only be granted the right to use the Software for its own internal needs and for the purposes for which the Software are designed, provided that such right is limited in respect of each item of Software to the number of copies of such item provided by ANACS and for use on a number of Buyer’s computers (the reference and location of which must be declared to ANACS) equal to such number of copies.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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2.1 The Buyer may not reproduce any item of Software or any element thereof without the written consent of ANACS. It is however agreed that the Buyer is authorized to make one (1) copy of an item of Software or certain elements thereof for back-up and archiving purposes only. Any copy ANACS authorizes the Buyer to make shall be made under the sole responsibility of the Buyer. The Buyer agrees to reproduce the copyright markings, logos and other notices as they appear on or within the original media on any copies that the Buyer makes of the Software or any element thereof. If the Buyer becomes entitled to receive revisions of an item of Software, no revisions will be provided for copies.

2.2 The Buyer shall not pledge, sell, distribute, grant, sublicense, lease, lend, transfer, transmit the Software or any part thereof to a third party, or allow a third party to use Software or any element thereof, for outsourcing purposes or otherwise, whether directly or indirectly, on a chargeable basis or otherwise.

2.3 The Buyer shall not transmit the Software electronically, make the Software available on the internet or on any intranet or extranet system or download the Software on the Buyer’s server.

2.4 The Buyer shall not alter, modify, decompile, correct, reverse-engineer, disassemble any item of Software or any part thereof, undertake to identify or reproduce the source-codes, incorporate the same into other software, or allow any such action to be performed.

2.5 The Buyer shall use the Software in accordance with the specification and User Guide and exclusively in the technical environment defined in the technical specification or in the User Guide, as applicable.

2.6 When the source code is provided to the Buyer, the Buyer shall have the right to study and test the Software, under conditions to be expressly specified by ANACS, but in no event shall the Buyer have the right to correct, modify or translate the Software;

2.7 ANACS shall be entitled, subject to reasonable prior written notice thereof to the Buyer, to verify compliance by the Buyer with these General Conditions, including by way of audit or inspection of the Buyer’s facilities and the Buyer shall use reasonable efforts to assist ANACS in such investigations, including by allowing ANACS’s representatives to access the Buyer’s premises, affiliate companies and contractors.

3.	PROPRIETARY RIGHTS

Airbus or ANACS, as the case may be, retains all ownership rights, copyright, trade secret, patent, trademark and other proprietary rights in and to the Software and reserves all the rights not expressly granted in the General Conditions.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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4.	INFRINGEMENT

4.1 ANACS represents and warrants that Airbus (as the “Seller” in the provision quoted below) has provided to ANACS the following indemnity against patent and copyright infringements with respect to the Software developed and proprietary to Airbus. Such Indemnity is reproduced below between the words QUOTE and UNQUOTE and is subject to the terms, conditions, limitations and restrictions set forth below. ANACS assigns to the Buyer all of ANACS’ rights and obligations as the “Buyer” under the said Indemnity and ANACS will subrogate the Buyer to all such rights and obligations in respect of the Indemnity. ANACS hereby warrants to the Buyer that (i) it has all requisite authority to make the foregoing assignment to and to effect the foregoing subrogation in favor of the Buyer, (ii) such assignment and subrogation will be effective to confer on the Buyer all of the foregoing rights and obligations of ANACS, and (iii) the provisions so assigned are in full force and effect and have not been amended prior to the date hereof.

QUOTE

1 Subject to the provisions of Clause 2 of this indemnity provision, the Seller will indemnify the Buyer from and against any damages, costs and expenses including reasonable legal fees, resulting from any claim brought against the Buyer in respect of the infringement by the Software of any patent or copyright of a third party (“IP Claim”) in countries which, at the time of infringement, are members of the Berne Union and recognize computer software as a “work” under the Berne Convention.

2 If, due to an IP Claim, the Buyer is enjoined from using Software or a component thereof by a valid and enforceable order of a court of competent jurisdiction or by a settlement between the claimant, the Seller and the Buyer, then the Seller shall at its own cost and sole choice:

procure for the Buyer the right to continue to use the Software;

replace the Software with a substantially equal product that does not infringe the patent or copyright that is the subject of the IP Claim; or

have the Software modified so that it becomes non-infringing of the patent or copyright that is the subject of the IP Claim.

If the Seller cannot reasonably obtain the remedies in (i), (ii), or (iii), the Seller will be entitled to terminate any license to the extent applicable to the infringing Software. In such case but provided the Buyer returns the Software, its components and all copies thereof to the Seller immediately after termination of the corresponding SLPA, the Seller will refund a pro-rata fraction of the payments made in respect of the year such termination occurs, if any, for such infringing Software.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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3 If the Buyer receives a written claim or a suit is threatened or begun against the Buyer for an IP Claim, the Buyer will

(i) forthwith notify the Seller, giving particulars thereof;

(ii) furnish to the Seller all data, papers and records within the Buyer’s control or possession relating to such patent or claim;

(iii) refrain from admitting any liability or making any payment, or assuming any expenses, damages, costs or royalties, or otherwise acting in a manner prejudicial to the defense or denial of the suit or claim, it being agreed that nothing in this Clause 3(iii) will prevent the Buyer from paying the sums that may be required to obtain the release of the Software, provided that payment is accompanied by a denial of liability and is made without prejudice;

(iv) fully cooperate with, and render all assistance to the Seller as may be pertinent to the defense or denial of the suit or claim;

(v) act to mitigate damages and/or to reduce the amount of royalties that may be payable, and act to minimize costs and expenses.

4 The Seller will be entitled either in its own name or on behalf of the Buyer to conduct negotiations with the party or parties alleging infringement and may assume and conduct the defense or settlement of any suit or claim in the manner that, in the Seller’s opinion, it deems proper.

5 Notwithstanding the foregoing, the Seller shall have no liability for any claim based on (a) the use of a superseded or altered release of the Software if the infringement would have been avoided by the use of a current unaltered release of the Software, (b) the unauthorized modification of the Software by other parties than the Seller, (c) the use of the Software other than in accordance with the documentation for the Software and/or associated Product, (d) the use of the Software in conjunction with software, hardware or data, where use of such software, hardware or data in combination with the Software gave rise to the infringement, (e) compliance by the Seller with designs, plans or specifications furnished by the Buyer, or by someone on the Buyer’s behalf, or (f) use, distribution or copying of the Software by a third-party who obtained the Software from the Buyer.

6 The Seller’s liability hereunder will be conditional on the strict and timely compliance by the Buyer with the terms of Clause 3 of this indemnity provision and is in lieu of any other liability or obligation to the Buyer, whether express or implied, which the Seller might incur at law as a result of any infringement or claim of infringement or misappropriation of any patent or copyright.

UNQUOTE

4.2 In consideration of the assignment and subrogation by ANACS under this Clause 4 in favor of the Buyer in respect of ANACS’s rights against and obligations to Airbus under the provisions quoted above, the Buyer hereby accepts such assignment and subrogation and agrees to be bound by all of the terms, conditions and limitations therein contained (specifically including, without limitation, the waiver, release and renunciation provision).

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THE INDEMNITY PROVIDED IN THIS CLAUSE 4 AND THE OBLIGATIONS AND LIABILITIES OF ANACS UNDER THIS CLAUSE 4 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER INDEMNITIES, WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES ON THE PART OF ANACS AND RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST ANACS AND ITS AFFILIATES, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE (INCLUDING WITHOUT LIMITATION ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY ARISING FROM OR WITH RESPECT TO LOSS OF USE OR REVENUE OR CONSEQUENTIAL DAMAGES), WITH RESPECT TO ANY ACTUAL OR ALLEGED PATENT INFRINGEMENT OR THE LIKE BY ANY SOFTWARE, OR THE USE OR SALE THEREOF, PROVIDED THAT, IN THE EVENT THAT ANY OF THE AFORESAID PROVISIONS SHOULD FOR ANY REASON BE HELD UNLAWFUL OR OTHERWISE INEFFECTIVE, THE REMAINDER OF THIS PROVISION WILL REMAIN IN FULL FORCE AND EFFECT. THIS INDEMNITY AGAINST PATENT AND COPYRIGHT INFRINGEMENTS WILL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY ANACS AND THE BUYER.

4.3 Nothing in this Clause 4 shall operate to relieve ANACS or any of its Affiliates of any obligation it may have under any other agreement to supply the Buyer with technical data associated with the Software.

5.	WARRANTY

5.1 ANACS represents and warrants that Airbus (as the “Seller” in the provision quoted below) has provided to ANACS the following Warranty with respect to the Software developed and proprietary to Airbus. Such Warranty is reproduced below between the words QUOTE and UNQUOTE and is subject to the terms, conditions, limitations and restrictions set forth below. ANACS assigns to the Buyer all of ANACS’ rights and obligations as the “Buyer” under the said Warranty and ANACS will subrogate the Buyer to all such rights and obligations in respect of the Warranty. ANACS hereby warrants to the Buyer that (i) it has all requisite authority to make the foregoing assignment to and to effect the foregoing subrogation in favor of the Buyer, (ii) such assignment and subrogation will be effective to confer on the Buyer all of the foregoing rights and obligations of ANACS, and (iii) the provisions so assigned are in full force and effect and have not been amended prior to the date hereof.

QUOTE

1 The Seller warrants that the Software is prepared in accordance with the state of art at the date of its conception and shall perform, during the warranty period provided below, substantially in accordance with its functional and technical specification at time of ordering of the Software by the Buyer, when used in the specified physical and

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operating environment for the Software. Should the Software be found to contain any non-conformity or defect, the Buyer shall notify the Seller promptly thereof and the sole and exclusive liability of the Seller shall be to correct the same.

2 The warranty stated above shall not apply to the extent that there has been misuse, accident, modification, an unsuitable physical, software, hardware or operating environment, improper installation, improper maintenance by the Buyer, or failure caused by a product or software, for which the Seller is not responsible. The warranty period shall commence at the date of the delivery of the Software by the Buyer and expire two (2) months after installation of the Software at the Buyer’s or six (6) months from the delivery date, whichever the earlier. The Seller does not warrant uninterrupted or error-free operation of the Software or that the Seller will correct all defects.

3 THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND REMEDIES OF THE BUYER HEREIN ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE SELLER EXPRESSLY DISCLAIMS AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES, ALL OTHER WARRANTIES, CONDITIONS, OBLIGATIONS AND LIABILITIES OF THE SELLER AND/OR ITS SUPPLIERS AND ALL RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, ITS SUPPLIERS AND/OR THEIR INSURERS, EXPRESS OR IMPLIED, BY OPERATION OF LAW OR OTHERWISE, ARISING FROM, RELATED TO OR FOR ANY SOFTWARE DELIVERED PURSUANT TO THE SLPA, INCLUDING BUT NOT LIMITED TO:

ANY WARRANTY AGAINST HIDDEN DEFECTS;

ANY IMPLIED WARRANTY OR CONDITION OF MERCHANTABILITY OR FITNESS FOR PURPOSE;

ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY, AND WHETHER OR NOT ARISING FROM THE SELLER AND/OR ITS SUPPLIERS’ NEGLIGENCE, GROSS NEGLIGENCE, INTENTIONAL ACTS, WILFUL DISREGARD IMPLIED WARRANTY, SOFTWARE LIABILITY, STRICT LIABILITY OR FAILURE TO WARN; AND

ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OF OR DAMAGE TO ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, SOFTWARE, PRODUCT, DVD, CD-ROM, SERVICES OR PART THEREOF DELIVERED UNDER THE SLPA.

4 THE SELLER AND/OR ITS SUPPLIERS SHALL HAVE NO OBLIGATION OR LIABILITY, HOWSOEVER ARISING, FOR LOSS OF USE, REVENUE OR PROFIT OR FOR ANY OTHER DIRECT, INCIDENTAL, OR CONSEQUENTIAL DAMAGES WITH RESPECT TO ANY NON-CONFORMITY OR DEFECT IN ANY SOFTWARE DELIVERED UNDER THE SLPA.

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5 FOR THE PURPOSES OF THIS CLAUSE, THE “SELLER” SHALL INCLUDE THE SELLER, ITS AFFILIATES AND ANY OF THEIR RESPECTIVE INSURERS. THE SELLER SHALL HAVE NO LIABILITY HEREUNDER FOR DATA WHICH IS PROVIDED BY THE BUYER AND ADJOINDED TO OR ENTERED INTO THE SOFTWARE AND/OR USED FOR COMPUTATION PURPOSES.

UNQUOTE

5.2 In consideration of the assignment and subrogation by ANACS under this Clause 5 in favor of the Buyer in respect of ANACS’s rights against and obligations to Airbus under the provisions quoted above, the Buyer hereby accepts such assignment and subrogation and agrees to be bound by all of the terms, conditions and limitations therein contained, specifically including, without limitation, the exclusivity of warranties and general limitations of liability provisions contained herein.

THIS CLAUSE 5 (INCLUDING ITS SUBPROVISIONS) IN THESE GENERAL CONDITIONS SETS FORTH THE EXCLUSIVE WARRANTIES, EXCLUSIVE CONDITIONS, EXCLUSIVE LIABILITIES AND EXCLUSIVE OBLIGATIONS OF ANACS, AND THE EXCLUSIVE REMEDIES AVAILABLE TO THE BUYER, WHETHER UNDER THESE GENERAL CONDITIONS OR OTHERWISE, ARISING FROM, RELATED TO OR FOR ANY SOFTWARE AND CONTENT THEREOF SUPPLIED HEREUNDER.

THE BUYER RECOGNIZES THAT THE RIGHTS, WARRANTIES AND REMEDIES IN CLAUSE 5 ARE ADEQUATE AND SUFFICIENT TO PROTECT THE BUYER FROM ANY DEFECT, ERROR, BUG OR NONCONFORMITY IN THE SOFTWARE SUPPLIED.

ANACS EXPRESSLY DISCLAIMS AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, CONDITIONS, OBLIGATIONS, GUARANTEES AND LIABILITIES OF ANACS AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST ANACS, WHETHER EXPRESS OR IMPLIED, BY OPERATION OF CONTRACT, TORT, STATUTORY LAW OR OTHERWISE, ARISING FROM, RELATED TO OR FOR ANY SOFTWARE AND CONTENT THEREOF, INCLUDING BUT NOT LIMITED TO:

ANY WARRANTY AGAINST HIDDEN DEFECTS

ANY IMPLIED WARRANTY OR CONDITION OF MERCHANTABILITY, FITNESS FOR ANY GENERAL OR PARTICULAR PURPOSE;

ANY IMPLIED OR EXPRESS WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

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ANY RIGHT, CLAIM OR REMEDY FOR BREACH OF CONTRACT;

ANY RIGHT, CLAIM OR REMEDY FOR TORT, UNDER ANY THEORY OF LIABILITY, HOWEVER ALLEGED, INCLUDING, BUT NOT LIMITED TO, ACTIONS AND/OR CLAIMS FOR NEGLIGENCE, GROSS NEGLIGENCE, INTENTIONAL ACTS, WILLFUL DISREGARD, IMPLIED WARRANTY, PRODUCT LIABILITY, STRICT LIABILITY OR FAILURE TO WARN;

ANY RIGHT, CLAIM OR REMEDY ARISING UNDER THE UNIFORM COMMERCIAL CODE OR ANY OTHER STATE OR FEDERAL STATUTE;

ANY RIGHT, CLAIM OR REMEDY ARISING UNDER ANY REGULATIONS OR STANDARDS IMPOSED BY ANY INTERNATIONAL, NATIONAL, STATE OR LOCAL STATUTE OR AGENCY; AND

LOSS OF, OR DAMAGE OF ANY KIND TO, ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PRODUCT, SOFTWARE, DVD, CD-ROM, SERVICES OR PART THEREOF.

FOR THE PURPOSES OF THIS CLAUSE 5, “SELLER” SHALL INCLUDE ANACS, ITS AFFILIATES, AND ANY OF THEIR RESPECTIVE INSURERS.

6.	LIABILITY AND INDEMNITY

CLAUSES 4 AND 5 HEREIN (INCLUDING THEIR SUBPROVISIONS) SET FORTH THE EXCLUSIVE WARRANTIES, EXCLUSIVE LIABILITIES AND EXCLUSIVE OBLIGATIONS OF ANACS, AND THE EXCLUSIVE REMEDIES AVAILABLE TO THE BUYER, WHETHER UNDER THE GENERAL CONDITIONS OR OTHERWISE, ARISING FROM, RELATED OR FOR ANY SOFTWARE OR THE CONTENT THEREOF.

IN NO EVENT SHALL ANACS OR ITS AFFILIATES HAVE ANY LIABILITY OR OBLIGATION ARISING FROM LOSSES OF USE, OPPORTUNITY, REVENUE, PROFIT OR CONFIDENTIAL OR OTHER INFORMATION, OR FOR ANY SPECIAL, INCIDENTAL, INDIRECT, OR CONSEQUENTIAL DAMAGES WHATSOEVER (INCLUDING, BUT NOT LIMITED TO, DAMAGES FOR LOSSES OF USE, OPPORTUNITY, REVENUE, PROFIT, FOR BUSINESS INTERRUPTION, FOR LOSS OF DATA, FOR PERSONAL INJURY, FOR LOSS OF PRIVACY, FOR FAILURE TO MEET ANY DUTY INCLUDING OF GOOD FAITH OR OF REASONABLE CARE, FOR NEGLIGENCE, AND FOR ANY OTHER PECUNIARY OR OTHER LOSS WHATSOEVER) ARISING OUT OF, RELATED TO OR IN CONNECTION WITH THE SOFTWARE OR THE CONTENT THEREOF, THE INSTALLATION, USE OR MISUSE THEREOF OR THE GENERAL CONDITIONS,

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EVEN IN THE EVENT OF THE FAULT, TORT (INCLUDING NEGLIGENCE), STRICT LIABILITY, BREACH OF CONTRACT, OR BREACH OF WARRANTY OF ANACS OR ITS AFFILIATE, AND EVEN IF ANACS OR ITS AFFILIATE HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH LOSSES OR DAMAGES.

7.	EXPORT LAWS

Buyer acknowledges that the commodities, technology, software and services provided by ANACS or its Affiliates under these General Conditions may be subject to export control laws and regulations, and that diversion contrary to such laws is prohibited.

8.	TERM AND TERMINATION

8.1 Either party may terminate a software license for any reason upon ninety (90) days written notice, provided however that in case of termination by the Buyer, any payments due for the period ending on December 1st of the year of termination shall remain due and payable to ANACS.

8.2 Either party may terminate a software license, in whole or in respect of certain Authorized Users only, if the other party breaches its obligations hereunder and such breach remains uncured for more than thirty (30) days following its occurrence. Payments due or made prior to the termination for the period ending on December 31st of the year of the termination shall remain with or payable to ANACS in full, except that in case of a breach by ANACS, payments of amounts payable upon termination will not be claimed and amounts paid prior to termination shall remain with ANACS.

8.3 In the event of termination of a software license, the Buyer will immediately de-install the Software and either return the Software to ANACS or destroy the Software and provide certification to ANACS that the Software and all copies have been destroyed.

9.	CONFIDENTIAL AND PROPRIETARY INFORMATION

9.1 All proprietary information or copies or translations thereof (i) contained in the Software and the User Guide or conveyed in the course of training or through the provision of maintenance services, including but not limited to patent, copyright, drawings, formulae, data, model, descriptions studies, codes and/or other information relating to the design, assembly, composition, manufacture, performance, application, or operation of the Software and/or (ii) information exchanged between the parties related to the operation, maintenance and access to the Software, including but not limited to access codes, electronic keys, information on the Authorized Users and commercial data are designated “Confidential Information”.

9.2 Neither party is entitled to disclose the other’s Confidential Information to a third party, except if compelled by law in which case the compelled party will refrain from disclosing the Confidential Information to the extent permitted by law and will promptly give the other party notice of the requirement so that such other party may seek an appropriate protective order.

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9.3 As an exception to the prohibition in Clause 9.2 above, ANACS shall be entitled to disclose Confidential Information originating from the Buyer to Airbus, its Affiliates and to third parties involved in the conception or maintenance of the Software as it may be necessary to grant the Buyer access rights to, or to maintain or operate the Software in the conditions set forth herein.

10.	MISCELLANEOUS

Severability

If a court holds any provision of these General Conditions or any part thereof to be illegal, invalid or unenforceable, the remaining provisions and remainder of the relevant provision will remain in full force and effect and the parties will amend these General Conditions to give effect to the remainder of the clause to the maximum extent possible.

Injunctive relief

The Buyer agrees that money damages would not be a sufficient remedy for any breach of these General Conditions by the Buyer or its representatives and that ANACS will be entitled to injunctive relief, specific performance and any other appropriate equitable remedies for any such breach, in addition to all other remedies available at law or equity.

No Waiver

The failure of either party to enforce at any time any obligations hereunder or to require performance of the same by the other party shall in no way be construed to be a present or future waiver of such obligation.

Notices

All notices and requests required or authorized hereunder shall be given in writing either by registered mail (return receipt requested) or by telefax. In the case of any such notice or request being given by registered mail, the date upon which the answerback is recorded by the addressee or, in case of a telefax, the date upon which it is sent a correct confirmation printout, shall be deemed to be the effective date of such notice or request.

Applicable Law

These General Conditions shall be governed by and construed in accordance with the laws of the State of New York, without application of conflict of laws principles, which could result in the application of the law of any other jurisdiction. The United Nations Convention on the International Sale of Goods, 1988, shall not apply hereto.

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GENERAL TERMS AND CONDITIONS OF ACCESS TO AND USE OF THE SECURE AREA OF THE AIRBUS WORLD/ONLINE SERVICES

These GENERAL TERMS AND CONDITIONS OF ACCESS TO AND USE OF THE SECURE AREA OF THE AIRBUS WORLD/ONLINE SERVICES (the “GTC”) are entered into between the Company (as identified below) and Airbus North America Customer Services, Inc, (“ANACS”) on the date indicated below.

WHEREAS Airbus S.A.S. has developed and owns Secure Airbus/World, described below, by which authorized users may access a variety of products and services on line and

WHEREAS Airbus S.A.S. has entered into an agreement with ANACS that grants ANACS the right to access and use the Secure Airbus/World and allows ANACS to enter into agreements with third parties (such as the Company) for the provision of the same rights to such third parties, and

WHEREAS ANACS and the Company wish to enter into such an agreement under the terms and conditions set forth in this GTC,

NOW THEREFORE, the parties, wishing to be mutually bound, hereby agree as follows:

ARTICLE 1: DEFINITIONS

Administrator(s):	Company’s employee(s) designated by the Company as responsible to assure compliance by the Company and its employees (including Designated Users) with the Agreement.

Agreement	The agreement between the Parties (the “Agreement”) shall be comprised, in the following order of precedence, of (i) any specific written terms and conditions (“Specific Terms and Conditions”) agreed by the Parties to be applicable to specific Services, (ii) these General Terms and Conditions, and (iii) any all other technical documents agreed between the Parties to relate to specific Services (the “Technical Documents”).

Affiliate	With respect to any person or entity, any other person or entity directly or indirectly controlling, controlled by or under common control with such person or entity.

ANACS	Airbus North America Customer Services, Inc., a corporation

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organized under the laws of the State of Delaware, USA, with its registered place of business at 198 Van Buren Street, Herndon, VA 20170, USA

Airbus	Airbus S.A.S, a French Société par Actions Simplifiée, whose registered office is located 1 Rond Point Maurice Bellonte, 31700 Blagnac, France.

Airbus Data	Any and all data, information and material made accessible and available by Airbus or ANACS to the Company through Secure Airbus/World.

Business Agreements	Any and all present and future contracts, agreements or letters, the terms of which imply a commitment of the Company and/or Airbus or an Affiliate of Airbus, related to or affecting the Services, including, but not limited to: confidentiality agreements, exchanges in the course of a call for tender, contracts for the supply of services, procurement agreements, sale agreements, repair agreements, product support agreements, co-operation agreements, research contracts, maintenance contracts

Company	The company identified on the last page hereof as executing this GTC.

Company Data	Any and all data, information and other material made accessible and available by the Company to Airbus or ANACS through Secure Airbus/World.

Data	Collectively the Airbus Data and the Company Data.

Databases	Any and all collection of independent works, information or other materials arranged in a systematic or methodical way and individually accessible by electronic or other means through Secure Airbus/World.

Designated Users	Employees of the Company designated by the Company’s Administrator and authorized by ANACS, in its sole discretion, to access and use Secure Airbus/World.

Identification Codes	Confidential and personal identification codes assigned to each Designated User, which formally identify each Designated User as authorized to access and use Secure Airbus/World.

Parties	ANACS and the Company

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Secure Airbus/World	Secure area of Airbus/World, access to any part of which may be given by Airbus or ANACS to Designated Users under the terms of this Agreement.

Services	Any and all on line services accessible through Secure Airbus/World under the terms and conditions of the Agreement.

Specific Terms and Conditions	Terms and conditions that supplement or modify this GTC with respect to specific Services.

System	Equipment, including hardware, software and connections used by Airbus S.A.S. and/or ANACS to provide the Services on Secure Airbus/World through the internet.

User Documentation	Documentation, as may be modified from time to time, that either describes the technical means for connecting to the System and accessing to Secure Airbus/World, or provides information related to the use of Secure Airbus/World and/or the Services.

ARTICLE 2: PURPOSE / CONTRACTUAL DOCUMENTS

The purpose of this GTC is to define the terms and conditions under which Airbus has authorized ANACS to permit, and ANACS is willing to permit the Company to access and use Secure Airbus/World and to benefit from the Services offered through Secure Airbus/World.

Access to and use of specific Services also may be subject to Specific Terms and Conditions.

Unless otherwise agreed in the Specific Terms and Conditions, the Secure Airbus/World may be used by the Company (i) to cooperate and communicate with ANACS or an Affiliate of ANACS, and (ii) to exercise its rights, and to perform as required, under any Business Agreements (the “Permitted Purpose”). The Agreement shall not be construed so as to interfere with the terms and conditions of any such Business Agreements. In any case, terms and conditions of the Business Agreements shall prevail over any term of the Agreement inconsistent with the terms or purpose of such Business Agreement.

Notwithstanding the foregoing, if the Company requests that access to Secure Airbus/World be available to third parties with which the Company has entered into one or more Business Agreements for the provision of maintenance, repair or training services to the Company, such access will be permitted, provided such third party expressly agrees to be bound by the terms and conditions of this GTC.

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Secure Airbus/World shall be used for the Permitted Purpose only and the Parties shall exchange Data through Secure Airbus/World only for such Permitted Purpose. Activities directly or indirectly related to spamming are specifically prohibited on Secure Airbus/World.

ARTICLE 3: EXTENT OF ACCESS TO AND USE OF THE SECURE AIRBUS/WORLD

Airbus has granted to has granted to ANACS authority to grant access to Secure Airbus/World, and ANACS hereby does grant to the Company a worldwide, personal, non-exclusive and non-transferable right to access and use Secure Airbus/World and the Services for the Permitted Purpose, pursuant to the terms and conditions, and for the duration, of the Agreement. The Company shall not fully or partially assign, sublicense nor subcontract any of its rights and/or obligations under the Agreement, unless expressly authorized beforehand in writing by ANACS.

No right other than that set forth in article 3.1 above is granted to the Company under this GTC, and the Company shall not, directly or indirectly, extract, reproduce, display, adapt, modify and/or translate, all or part of Secure Airbus/World, the System and/or the Databases, nor create any derivative work therefrom, nor use any and all of the aforesaid elements for any other purposes than the Permitted Purpose.

Secure Airbus/World, the System, the Databases and Airbus Data are and shall remain the exclusive property of ANACS, Airbus and/or their respective licensors, as applicable.

ARTICLE 4: ADMINISTRATORS AND DESIGNATED USERS

The Company shall be responsible for compliance with the Agreement by its employees, including the Administrator(s) and the Designated Users. Both standard on line training for Administrators and necessary documentation for Designated Users will be available on line from Airbus, but it will remain the obligation of the Company to ensure, at its own expense, that the Administrator(s) and the Designated Users are qualified and properly trained to perform under the Agreement.

The Company shall appoint one Administrator only, unless the company demonstrates, to ANACS’ reasonable satisfaction, that additional Administrators are needed for non-overlapping areas of the Company’s operations, such as for different branches or sites of the Company. The Company will be solely responsible for any adverse consequences attributable to inconsistent instructions or communications received by ANACS or Airbus from the Company’s Administrators.

The Administrator(s) shall have the capacity to bind the Company in the execution of any contractual document and the performance of any obligation related to the access, use and operation of the Secure Airbus/World.

The Administrator(s) shall appoint Designated Users among the employees of the Company. Each designated User will be provided with an Identification Code. Such Identification Code may be provided by the Administrator, by Airbus or by an independent entity designated by Airbus, as Airbus may elect from time to time.

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Any and all access, use and operation of Secure Airbus/World by use of an Identification Code will be deemed to have been made by the Designated User to whom such Identification Code has been assigned.

The Company shall ensure that:

each Identification Code is assigned to one Designated User only and is used by the appropriate Designated User only.

each personal Identification Code is communicated only to the Designated User to whom it is assigned.

each Designated User accesses and uses Secure Airbus/World in strict compliance with the Agreement;

no third party acquires access to the Identification Codes or to Secure Airbus/World.

Should the Company become aware that a risk exists that an Identification Code may be or may have been disclosed to anyone other than the Designated User to whom such code is assigned, the Administrator(s) shall immediately cancel the access to Secure Airbus/World in respect of such Identification Codes and notify ANACS in writing (1) that the Identification Code has been cancelled and (2) the scope of the perceived risk leading to such cancellation. The Administrator shall be obligated to take the foregoing immediate action, notwithstanding any right of ANACS or Airbus to cancel such access.

In order to assure that access to Secure Airbus/World is limited to Designated Users with a legitimate need for access in order to accomplish the Permitted Purpose, the Company shall inform ANACS without delay, of (i) any change in the employment status of the Administrator(s) and/or Designated Users, including without limitation, extended leave, reassignment or resignation from the Company, and (ii) the termination/expiration of any and all Business Agreements, for performance of which the Company uses Secure Airbus/World.

The Company shall inform ANACS immediately of (i) any relevant change in the professional status, including resignation, reassignment or termination of the Administrator(s) or Designated Users; (ii) the termination or expiration of any Business Agreement between the Company and any third party with access to Secure Airbus/World when such terminated or expired Business Agreement is the basis for such access.

ANACS shall be entitled, without prejudice to its other rights and without prior notice, to restrict or suspend access in whole or in part to Secure Airbus/World, to any or all Designated Users and/or Administrators if (1) any one Designated User or Administrator fails to comply with any material provision of the Agreement, or with any applicable laws and regulations, or (2) ANACS determines, in its sole discretion, that continued access by such Designated User(s) or Administrator(s) presents a risk of harm to the interests of ANACS or an Affiliate of ANACS, or may violate the confidentiality and/or security provisions of the Agreement.

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ARTICLE 5: ACCESS REQUIREMENTS

The Company shall, at its own cost and under its sole responsibility and liability, procure, install and maintain the information technology equipment necessary to access the System and Secure Airbus/World. During the effective period of the Agreement, the Company shall use due care and diligence, employing state of the art means, to prevent intrusions into the System or Secure Airbus/World of third parties, viruses, logic bombs and worms.

The Company is responsible for complying with laws or regulations, if any, governing the Company’s rights to access and use Secure Airbus/World as contemplated by the Agreement.

For security purposes, ANACS shall be entitled to modify or require the Company to modify any Identification Codes. The Company shall be informed by ANACS of any modification of such Identification Codes, as soon as practicable.

ARTICLE 6: AVAILABILITY OF SECURE AIRBUS/WORLD

Airbus will make reasonable efforts to maintain Secure Airbus/World available to the Company on a 24 hour a day, 7 day a week basis. In the event of an interruption in such availability of Secure Airbus/World, Airbus will take all reasonable and appropriate steps to restore the Company’s access to Secure Airbus/World.

Notwithstanding the provisions of Article 6.1 above, Airbus shall be entitled, at any time, to suspend or discontinue access to all or part of Secure Airbus/World if and to the extent such suspension or termination is required:

(a) to update or conduct maintenance on the System, the Databases, the Data or Secure Airbus/World;

(b) for security reasons;

(c) to comply with any regulatory or judicially restraints.

If Airbus anticipates that Secure Airbus/World will be unavailable, in whole or in part, for twenty four (24) consecutive hours or more, Airbus will use all reasonable means to inform the Company in advance of such expected unavailability.

If Secure Airbus/World is unavailable to the Company for more than twenty four (24) consecutive hours or where the Company demonstrates to ANACS or Airbus that a specific period of unavailability will result in the Company’s failure to perform as required under a Business Agreement, the Parties will consider alternative means for delivering data as needed by the Company.

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ARTICLE 7: CONFIDENTIALITY

Unless otherwise agreed in writing in the Agreement and/or the Business Agreements, all information made available by the Parties to each other through Secure Airbus/World shall be deemed confidential information and shall not be disclosed by the receiving party to any third party and shall not be used for any purposes than the Permitted Purpose. The Company acknowledges that any breach of this provision could cause material damage to ANACS or Airbus and it is agreed that an action for damages may not be an adequate remedy for a breach by the Company of this provision, and that ANACS may bring an action for equitable relief, including an action for an injunction on its own behalf or on behalf of any of its Affiliates damaged by the Company’s breach of this provision.

The foregoing provisions shall not apply to information that may be accessed in the public zone of the Portal.

ARTICLE 7: EXCHANGE OF DATA

7.1 The Company shall have access to and use of Airbus Data, and ANACS and its Affiliates shall have access to and use of the Company Data, to the extent, and pursuant to the terms and conditions of, the Agreement and/or Business Agreements.

Except as otherwise provided in the Agreement and/or Business Agreements, either Party may, during the term of the Agreement and for internal use only, adapt, translate, make hard copies and/or numeric reproductions of the Data received from the other Party, for the Permitted Purpose. The Data, whether in hard copy or digital form, may be processed by and circulated worldwide only to the employees of the receiving Party having a need to know and for the Permitted Purpose.

7.2 The Parties shall ensure that all proprietary rights and confidentiality legends set forth on the original document appear on any reproduction, translation and/or adaptation thereof. The Parties shall refrain from removing and/or altering any such legend.

7.3 The Company represents and warrants to ANACS that the Company Data, and the disclosure and use of the Data as contemplated in the Agreement, do not infringe third parties’ rights and do not violate any applicable laws.

7.4 The Company shall exercise due care and employ state of the art means to assure that the Company’s Data does not permanently or temporarily disturb the operation and/or the use of the System, Secure Airbus/World and/or the Database.

7.5 The Company shall immediately notify ANACS of any claim by a third party of infringement by Company Data or of the occurrence or possible occurrence of any disturbance as referred to in Article 7.4. In the event that ANACS is informed of either circumstance, ANACS shall be entitled, without notice and without prejudice to its other rights, to cause the relevant Company Data to be deleted from the System.

7.8 Communications and notices exchanged by the Parties under the Agreement shall be deemed to be valid notices, and accorded the same recognition and effectiveness as if transmitted by registered mail, return receipt requested.

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ARTICLE 8: WARRANTY / LIABILITY

8.1 Secure Airbus World, including any and all of its supporting elements and content, the System, the Database and Airbus Data, are provided “as is” and “as available”.

8.2 ANACS HAS RECEIVED NO WARRANTY OF ANY KIND FROM AIRBUS AND ANACS MAKES NO WARRANTY OF ANY KIND TO THE COMPANY WITH RESPECT TO THE SECURE AIRBUS/WORLD, THE AIRBUS DATA, THE DATABASE OR THE SYSTEM. THE COMPANY HEREBY WAIVES, RELEASES AND RENOUNCES ALL WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES OF ANACS OR AIRBUS AND ALL RIGHTS, CLAIMS OR REMEDIES OF THE COMPANY AGAINST ANACS OR AIRBUS, WHETHER EXPRESS OR IMPLIED BY CONTRACT, TORT OR STATUTORY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMIITY OR DEFECT OR PROBLEM OF ANY KIND IN THE SECURE AIRBUS/WORLD (INCLUDING BUT NOT LIMITED TO FAILURE, INTERRUPTION OR UNAVAILABILITY OF THE SECURE AIRBUS/WORLD FOR ANY PERIOD OF TIME), THE AIRBUS DATA, THE DATABASE OR THE SYSTEM ACCESSED OR USED PURSUANT TO THE AGREEMENT, INCLUDING BUT NOT LIMITED TO:ANY IMPLIED OR EXPRESS WARRANTY ARISING FROM THE COURSEOF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE; ANY EXPRESS OR IMPLIED WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE; ANY EXPRESS OR IMPLIED WARRANTY OF MERCHANTABILITY.

Access to and use of Secure Airbus/World are at the Company’s sole risk and responsibility and neither ANACS nor Airbus shall be liable to the Company for damages based on of claims by third parties arising out of or in connection with access or use of Secure Airbus/World, including claims for computer intrusions, security failures, or unavailability of the Services. In no event will ANACS or Airbus or the successors and assigns of any of them be liable to the Company for losses sustained by the Company, whether direct or indirect, including, without limitation, loss of data or programs, loss of use, financial loss, any deterioration or infection by viruses of the Company’s information technology equipment (including but not limited to software, hardware, connections and any system or network).

Without prejudice to the immediately preceding provision, in the event of a claim by a third party that Secure airbus World or its contents, infringes on such third party’s intellectual property rights, ANACS will, and will cause Airbus to, assist the Company in the defense of such claims by promptly responding to any reasonable request of the Company for information related to such claim, provided the Company notifies ANACS in writing of any such claim within ***** as from the date it has knowledge of the latter.

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ARTICLE 9: DURATION / TERMINATION

9 1. This GTC enters into force on the date on which they are executed as provided herein.

9.2 This GTC may be terminated:

(a) by either Party, at any time and without liability to the other Party, upon one-month’s prior written notice to the other Party, sent by registered mail;

(b) by ANACS, immediately and without prior notice, in the event the Company breaches any of its obligations under the Agreement or a related Business Agreement,

(c) by either Party, following the continuation of a force majeure event for more than one (1) month,

9. 3 Upon termination of the GTC, for whatever reason, the Company shall immediately (i) cease to access to the Secure Airbus/World and/or the corresponding Service and (ii) return or destroy (at ANACS’ option), the Identification Codes as well as all Airbus Data.

9.4. Termination of this GTC shall operate, automatically and notwithstanding any other provision in the Agreement, to terminate any other document included in the Agreement.

ARTICLE 10: MISCELLANEOUS

10.1 The Agreement is personal to the Parties and neither Party may assign the Agreement to a third party without the express consent of the other Party, except that ANACS may assign all or part of its rights and/or obligations under the Agreement to any Affiliate.

10.2 The Agreement represents the entire agreement between the Parties with respect to access to the Secure Airbus/World and use of Secure airbus/World for the Services, and renders all other previous written and oral agreements null and void. The Agreement may not be modified except by written amendment signed by both Parties.

10.3 Any provision of the Agreement determined to be unlawful or unenforceable under applicable law applied by any court of competent jurisdiction shall, to the extent required by such law, be deemed severed from the Agreement and rendered ineffective so far as is possible without modifying the remaining provisions. Where, however, the provisions of any such applicable law may be waived, they are hereby waived by the Parties hereto to the fullest extent permitted by such law, with the result that the provisions of the Agreement shall be a valid and binding and enforceable in accordance with their terms. The Parties agree to replace, so far as practicable, any provision which is prohibited, unlawful or unenforceable with another provision having substantially the same effect (in its legal and commercial content) as the replaced provision, but which is not prohibited, unlawful or unenforceable. The invalidity in whole or in part of any provisions of the Agreement shall not void or affect the validity of any other provision.

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The Agreement is entered into and shall be governed by the law of the State of New York, without application of any conflict of laws principles that could result in the application of the law of any other jurisdiction.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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GENERAL DATA RELEASE AGREEMENT

This General Data Release Agreement (the “Agreement”) is made between:

AIRBUS SAS, 1 Rond-Point Maurice Bellonte, B.P. 33, 31707 Blagnac Cedex, France (hereinafter called “Airbus”)

and

the Maintenance and Repair Organization

(Hereinafter called the « MRO »).

(Each hereinafter referred to as “Party” or together the “Parties”)

WHEREAS, Airbus is the manufacturer of Airbus aircraft and provides products and services to operators/owners (hereinafter called individually or collectively the “Operator”).

WHEREAS, the MRO will perform maintenance and/or repair tasks on the Airbus aircraft operated and/or owned by the Operator.

WHEREAS, Airbus and the MRO have entered into a MRO Service Agreement and/or a MRO Network Agreement and signed the General Terms and Conditions of access to and use of the Secure Area of Airbus World.

WHEREAS, the Operator may disclose customized technical data to the MRO in order to perform maintenance and/or repair tasks on the Operator’s aircraft.

WHEREAS, the Operator may authorize Airbus to provide the MRO with access to the customized technical data.

WHEREAS, Airbus is ready to provide such access or agree that the Operator may disclose the Customized Technical Data to the MRO under conditions defined hereafter,

WHEREAS, Airbus and the MRO agree that this Agreement will replace the need for individual Data Release Agreements used until now.

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THEREFORE, the Parties, wishing to be mutually bound, agree as follows:

ARTICLE 1 SCOPE AND PREREQUISITES

The scope of this Agreement is to define the conditions under which the MRO shall have access to the customized technical data of an Operator when such access is requested by such Operator.

As a condition precedent to this Agreement, the MRO shall have signed:

a MRO Service Agreement or a MRO Network Agreement and

the General Terms and Conditions for access to and use of the Secure Area of Airbus World.

ARTICLE 2 CUSTOMIZED TECHNICAL DATA

Customized technical data (the “Customized Data”) are Customized Data described in Appendix A relating to Airbus Aircraft being operated by the Operator and which will be used by the MRO for maintenance and/or repair of the aircraft. Such list may be amended from time to time.

Notwithstanding the above, it is agreed and understood that the Component Maintenance Manual Supplier, Tools and Equipment Drawings and Supplier Product Support Agreement shall not be delivered to the MRO.

ARTICLE 3 NOTIFICATION AND USE

Subject to Airbus having received a written notification in the form attached in Appendix B hereto from an Operator that the MRO will perform maintenance work on the aircraft operated by the Operator, Airbus agrees that the MRO will have access to the Customized Data of such Operator under the conditions set forth in this Agreement.

The MRO shall use the Customized Data exclusively for the maintenance and/or repair of the aircraft operated by the Operator for the purposes and duration of the applicable maintenance and/or repair service contract with the concerned Operator.

Use of the Customized Data through the AirN@v consultation software tool shall be subject to terms and conditions of the license for use of software as published and defined in the Airbus Customer Services Catalog (the “License”).

The MRO hereby acknowledges that it has read and is familiar with terms and conditions of the License and agrees to be bound, upon signature of these this agreement, by all provisions of the License.

To the extent not inconsistent with this Agreement, access to the Customized Data will be governed by the General Terms and Conditions of Supply for Products and Services for Airbus aircraft as published in the then current Airbus Customer Services Catalog (the “GTCS”).

ARTICLE 4 CONFIDENTIALITY

All confidential and proprietary information contained in the Customized Data, including but not limited to patent, copyright, drawings, formulae, data, model, descriptions studies, codes and/or other information relating to the design, assembly, composition, manufacture, performance, application or operation are and will remain the exclusive property of Airbus and/or its affiliates.

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The MRO agrees neither to disclose the Customized Data or any part thereof to any third party nor to use the same otherwise than for maintaining and repairing the aircraft operated by the Operator. No reproduction shall be made of the Customized Data, except as expressly authorized by Airbus

ARTICLE 5 COSTS

All costs if any, shall be invoiced to the Operator or the MRO, as applicable, in accordance with the GTCS.

ARTICLE 6 LIABILITY AND INDEMNITY

The Customized Data is supplied to the MRO under the express condition that Airbus shall have no liability in contract or in tort arising from or in connection with the use or possession by the MRO of the Customized Data and that the MRO shall indemnify and hold Airbus harmless from and against any liabilities, claims, costs and expenses, including reasonable legal fees, resulting from claims by any person arising from or in any way related to the use or possession by the MRO of the Customized Data

ARTICLE 7 TERMINATION

Either Party may terminate this Agreement with a ***** months prior written notice to the other Party.

Obligations of confidentiality above mentioned in Article 4 shall survive termination of the Agreement by the Parties.

In case of termination the MRO shall, upon request from and at the discretion of Airbus, return or destroy all the Customized Data and their copies, reproductions and/or duplications if any and certify this destruction or return to Airbus.

ARTICLE 8 EXPORT CONTROL LAWS AND REGULATIONS

The MRO acknowledges that the Customized Data provisioned by Airbus under these Terms may be subject to export control laws and regulations, and diversion contrary to such laws and regulations is prohibited.

The MRO shall indemnify and hold Airbus harmless against any losses, damages, fees or monetary sanctions imposed as a result of the MRO’ failure to comply with any applicable export control law or regulation.

ARTICLE 9 FORCE MAJEURE

Airbus shall not be responsible for delays in delivery or for failure howsoever, in the performance of its obligations under this Agreement due to causes beyond the Airbus’ control, including but not limited to: acts of God or the public enemy, natural disasters, fires, floods, explosions or earthquakes, serious accidents, total or constructive total loss; any law, decision, regulation, directive or other act of any government or of the EEC authorities, or of any department, commission, board, bureau, agency, court ; regulation or order affecting performance

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of any obligations under this Agreement; war, riots, failure of transportation, strikes or labor troubles causing cessation, slowdown or interruption of work, delay after due and timely diligence to procure materials, accessories, equipment, parts and documentation.

ARTICLE 10 ASSIGNMENT

This Agreement is personal to the Parties hereto and shall not be assigned by either Party without the express written consent of the other Party. Any assignment made without such consent shall be of no effect whatsoever between the Parties hereto.

ARTICLE 11 SEVERABILITY

In the event that any provision of the Agreement should for any reason be held ineffective the remainder of the Agreement shall remain in full force and effect.

ARTICLE 12 ALTERATIONS TO THE AGREEMENT

This Agreement contains the entire agreement between the Parties with respect to the subject matter hereof and supersedes any previous understandings, commitments or representations whatsoever oral or written in respect thereto. This Agreement shall not be varied except by an instrument in writing of date even herewith or subsequent hereto executed by both Parties or by their duly authorized representatives.

ARTICLE 13 COUNTERPARTS

This Agreement may be executed by the Parties in separate counterparts, each of which when so executed and delivered will be deemed an original, and both counterparts, taken together, shall constitute one and the same instrument.

ARTICLE 14 LANGUAGE

All correspondence, documents and any other written matters in connection with this Agreement shall be in English.

ARTICLE 15 NO WAIVER

The failure of either Party to enforce at any time any of the provisions of the Agreement or to require performance of the same by the other Party shall in no way be construed to be a present or future waiver of the relevant provisions of the Agreement.

ARTICLE 16 GOVERNING LAW AND JURISDICTION

The Agreement shall be governed by, subject to and construed and the performance thereof shall be determined in accordance with the laws of [fill-in]. Any dispute arising out of the Agreement shall be submitted to the exclusive jurisdiction of the [ fill-in ].

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For and on behalf of	For and on behalf of

AIRBUS S.A.S	Name of MRO

Name	Name

Title	Title

Signature	Signature

Date	Date

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APPENDIX A LIST OF CUSTOMIZED TECHNICAL DATA DELIVERABLES

1/AirN@v / Maintenance

2/Customized Maintenance Manuals

AMM

AWM/ASM/AWL

TSM

IPC

3/ Flight Operations Data

FCOM

QRH

MMEL

FM

WBM

4/ Aircraft Mechanical Drawings

Access to the on-line drawing set, either limited to specific Customer aircraft MSN, or opened to complete Customer fleet.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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APPENDIX B NOTIFICATION BY THE OPERATOR / AIRCRAFT OWNER

Name of Operator / aircraft Owner:

Notification to be sent to: td.distribution@airbus.com

[Name of Operator] hereby authorizes the MROs listed below to access [Name of Operator] customized aircraft technical data listed below (“Customized Data”) for the purposes and duration of the applicable maintenance and /or repair Service Contract.

Name of MRO	Service Contract Duration	Airbus Aircraft type (or all types)	Customized Data from attached list to which MRO should not have access

Operator will notify Airbus in writing when a Service Contract is terminated. Airbus will rely on authorization of Operator herein described until receipt of written notification by Operator that such authorization is terminated.

Authorized signatory of the Operator / aircraft Owner:

Place and date:

Name:

Title:

Signature:

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APPENDIX B CONTINUED NOTIFICATION BY OPERATOR / AIRCRAFT OWNER

LIST OF CUSTOMIZED DATA DELIVERABLES

1/ AirN@v / Maintenance

2/Customized Maintenance Manuals

AMM

AWM/ASM/AWL

TSM

IPC

3/ Flight Operations Data

FCOM

QRH

MMEL

FM

WBM

4/ Aircraft Mechanical Drawings

Access to the on-line drawing set, either limited to specific Customer aircraft MSN, or opened to complete Customer fleet.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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15 -	SELLER REPRESENTATIVES

The Seller will provide or cause to be provided at no charge to the Buyer or its Operators, as the case may be, the services described in this Clause 15, at the Buyer’s Initial Operator main base or at other locations to be mutually agreed.

15.1	Customer Support Director

The Seller shall assign the services of one (1) Customer Support Director based at the Seller’s or its Affiliates office to liaise between the Seller and the Buyer or its Operators, as the case may be, on product support matters after signature of this Agreement for as long as at least one (1) Aircraft is operated by an Operator or is still owned by the Buyer.

15.2	Customer Services Representatives

15.2.1	The Seller shall provide free of charge to the Buyer the services of Seller customer services representative(s), in accordance with the allocation set forth in Appendix A of this Clause 15 (each a “Seller’s Representative”), at the Initial Operator’s main base or at other locations to be mutually agreed.

15.2.2	In providing the services as described hereabove, any Seller’s employees, including specifically Seller’s Representative, are deemed to be acting in an advisory capacity only and at no time shall they be deemed to be acting as Buyer’s employees or agents, either directly or indirectly.

15.2.3	The Seller shall cause similar services to be provided by competent representatives of the Propulsion System Manufacturer and by Supplier representatives when necessary and applicable.

15.2.4	The Buyer will have free access to the Seller’s global network at any time in the course of the Aircraft operation and, in particular in the event of a need for non-routine technical assistance, the Buyer shall have non-exclusive access to the Seller’s Representatives closest to the Buyer’s main base after the end of the assignment of the Seller’s Representatives referred to in Appendix A of this Clause 15. A list of the contacts for the Seller’s Representatives closest to the (as applicable) main base shall be provided to the Buyer. The Seller shall provide to the Buyer an annual written accounting of the consumed man-months and any remaining man-month balance from the allowance defined in Appendix A to this Clause 15. Such accounting shall be deemed as final and acceptable to the Buyer unless the Seller receives written objection from the Buyer within thirty (30) calendar days of receipt of such accounting.

15.2.5	If requested by the Buyer, Seller’s Representative services exceeding the allocation specified in Appendix A of this Clause 15 may be provided by the Seller subject to terms and conditions to be mutually agreed.

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15.2.6	In the event of a need for Aircraft On Ground (“AOG”) technical assistance after the end of the assignment referred to in Appendix A to this Clause 15, the Buyer or its Operator shall have non-exclusive access to:

a)	AIRTAC (Seller Technical AOG Center);

b)	The Seller’s Representative network closest to the Buyer’s Operator main base. A list of contacts of the Seller’s Representatives closest to the Buyer’s Operator main base shall be provided to the Buyer or its Operator.

As a matter of reciprocity, the Buyer shall authorize the Seller’s Representative, during his assignment at the Buyer’s Operator’s, to provide similar assistance to another airline.

15.3	Buyer’s or its Operators’ Support

15.3.1	From the date of arrival of the first Seller’s Representative and for the duration of the assignment, the Buyer or its Operators, as the case may be, shall provide or shall cause its Operator to provide free of charge, suitable lockable office space, conveniently located with respect to the Buyer’s Operator maintenance facilities, with complete office furniture and equipment including telephone, email, internet and facsimile connections for the sole use of the Seller’s Representative. All related communication costs shall be borne by the Seller upon receipt by the Seller of all relevant justifications, however the Buyer or its Operators, as the case may be, shall not impose on the Seller any charges other than the direct cost of such communications.

15.3.2	The Buyer shall reimburse the Seller the costs for the initial and termination assignment travel of the Seller Representatives of one (1) confirmed ticket, Business Class, to and from their place of assignment and TOULOUSE, FRANCE.

15.3.3	The Buyer shall also reimburse the Seller the costs for air transportation for the annual vacation of the Seller Representatives to and from their place of assignment and TOULOUSE, FRANCE.

15.3.4	Should the Buyer request any Seller’s Representative referred to in Clause 15.2 above to travel on business to a city other than his usual place of assignment, the Buyer shall be responsible for all related transportation costs and expenses.

15.3.5	Absence of an assigned Seller’s Representative during normal statutory vacation periods are covered by the Seller’s Representatives as defined in Clause 15.2.4 and as such are accounted against the total allocation provided in Appendix A hereto.

15.3.6	The Buyer shall assist or shall cause its Operator to assist the Seller in obtaining from the civil authorities of the Operator’s country those documents that are necessary to permit the Seller Representative to live and work in the Operator’s country. Failure of the Seller to obtain the necessary documents shall relieve the Seller of any obligation to the Buyer under the provisions of Clause 15.2.

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15.3.7	The Buyer shall reimburse, or cause to be reimbursed, to the Seller charges, taxes, duties, imposts or levies of any kind whatsoever, imposed by the authorities of the Operator’s country upon:

(a)	the entry into or exit from the Operator’s country of the Seller Representatives and their families,

(b)	the entry into or the exit from the Operator’s country of the Seller Representatives and their families’ personal property, and

(c)	the entry into or the exit from the Operator’s country of the Seller’s property, for the purpose of providing the Seller Representatives services.

15.4	Temporary Assignment and Withdrawal of Resident Customer Support Representative

The Seller will have the right upon written notice to and communication with the Buyer or its Operators, as the case may be, to transfer or recall any Seller’s Representative on a temporary or permanent basis if, in the Seller’s opinion, conditions are dangerous to the Seller’s Representative’s safety or health or prevent the fulfillment of such Seller’s Representative’s contractual tasks. The man-days during which any Seller’s Representative is absent from the Operator’s facility pursuant to this Clause 15 will not be deducted from the total to which the Buyer is entitled under Clause 15. In addition, upon written notice to and communication with the Seller, the Buyer or its Operators acting reasonably shall have the right to cause the Seller to transfer or recall and replace any Seller’s Representative on a temporary or permanent basis.

15.5	Indemnities

INDEMNIFICATION PROVISIONS APPLICABLE TO THIS CLAUSE 15 ARE SET FORTH IN CLAUSE 19.

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APPENDIX A TO CLAUSE 15

APPENDIX A TO CLAUSE 15

SELLER REPRESENTATIVE ALLOCATION

The Seller Representative allocation that is provided to the Buyer pursuant to Clause 15.3 is set out below.

1.	The Buyer’s Initial Operator shall be provided a total of ***** man-months of Seller’s Representative services per Aircraft at the Buyer’s Initial Operator main base or at other locations to be mutually agreed.

2.	For clarification, such Seller’s Representatives’ services shall include initial Aircraft Entry Into Service (EIS) assistance and sustaining support services.

3.	The number of the Seller’s Representatives assigned to the Buyer’s Initial Operator at any one time shall be mutually agreed, but at no time shall it exceed ***** men.

4.	Absence of an assigned Seller’s Representative during normal statutory vacation periods are covered by the Seller’s Representatives as defined in Clause 15.3.5 and as such are accounted against the total allocation provided in item 1 above.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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16 -	TRAINING AND TRAINING AIDS

16.1	General

This Clause sets forth the terms and conditions for the supply of training and training aids for the Buyer’s or its Operators, as the case may be, personnel or the personnel of its Operators to support the Aircraft’s operation.

16.2	Scope

16.2.1	The range and quantity of training and training aids to be provided free of charge under this Agreement are covered in Appendix A to this Clause 16. The Seller will arrange availability of such training and training aids in relation to the delivery schedule for the Aircraft set forth in Clause 9.1.1.

16.2.2	The contractual training courses, defined in Appendix A to this Clause 16, will be provided up to two (2) years after Delivery of each corresponding Aircraft.

16.2.3	In the event that the Buyer should use none or only part of the training or training aids to be provided pursuant to this Clause, no compensation or credit of any sort will be provided.

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16.3	Training Organization / Location

16.3.1	The Seller will provide training at its training center in Blagnac, France, or in Hamburg, Germany or one of its Affiliated training centers in Miami, U.S.A., or Beijing, China (individually a “Seller’s Training Center” and collectively the “Seller’s Training Centers”).

16.3.2	If unavailability of facilities or scheduling difficulties make training by the Seller impractical at the training centers referenced in Clause 16.3.1, the Seller will ensure that the Buyer or its Operators, as the case may be, is provided the training support described in this Clause 16 at locations other than those named in Clause 16.3.1.

16.3.3	Upon the Buyer’s request the Seller may also provide certain training at a location other than the Seller’s Training Centers, including one of the Buyer’s or its Operator’s, as the case may be, bases, if and when practicable for the Seller, under terms and conditions to be mutually agreed upon. In this event, all additional charges listed in Clause 16.6.2 will be borne by the Buyer or its Operator, as the case may be.

16.3.4	If the Buyer requests a Seller approved course at a location as indicated in Clause 16.3.3, the Buyer or its Operators, as the case may be, will assure that the training facilities are approved prior to the performance of such training. The Buyer or its Operators, as the case may be, will, as necessary and in due time prior to the performance of such training, provide access to the training facilities set forth in Clause 16.3.3 to the Seller’s and the Aviation Authority’s representatives for approval of such facilities.

16.4	Training Courses

16.4.1	Training courses, as well as the minimum and maximum numbers of trainees per course provided for the Buyer’s or its Operators’, as the case may be, personnel, are defined in the applicable training course catalog published by the Seller (the “Training Course Catalog”) and will be scheduled as mutually agreed upon during a training conference (the “Training Conference”) that will be held as soon as practicable after signature of this Agreement and no later than nine (9) months prior to Delivery of the first Aircraft to an Operator.

16.4.2	The following terms will apply when training is performed by the Seller:

(i)	Subject to 16.4.2(ii) below, Training courses will be standard Seller courses as described in the Training Course Catalog valid at the time of execution of the course. The Seller will be responsible for all training course syllabi, training aids and training equipment (not to include aircraft) necessary for the organization of the training courses.

(ii)

Where the Seller agrees to perform training using Buyer’s or its Operators’, as the case may be, standard courses, the Buyer or its Operators, as the case may be, will be responsible for (a) taking all steps necessary to assure approval by

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applicable Aviation Authorities of such training (including any needed approvals of specific Seller’s instructors) and (b) the costs of instructor hours spent preparing for being qualified for use of Buyer’s or its Operators’, as the case may be, standard courses.

(iii)	The training curricula and the training equipment used for flight crew, cabin crew and maintenance training will not be fully customized but will be configured in order to obtain the relevant Aviation Authority’s approval and to support the Seller’s training programs.

(iv)	Training data and documentation necessary for training detailed in Appendix A to this Clause 16 will be free-of-charge and will not be revised. Training data and documentation will be marked “FOR TRAINING ONLY” and as such will be supplied for the sole and express purpose of training.

(v)	Upon the request of the Buyer and at no charge to the Buyer, the Seller will collect and pack for consolidated shipment to the Buyer’s facility or its Operator’s facilities, all training data and documentation of the Buyer’s or its Operators, as the case may be, trainees attending training at the Seller’s Training Center. This training data and documentation will be delivered Free Carrier (FCA), as defined by Incoterms 2000 of the International Chamber of Commerce published January 2000, to the airport nearest to the location where the training takes place. It is understood that title to and risk of loss of the training data and documentation will pass to the Buyer or its Operators, as the case may be, upon delivery.

16.4.3	Training Cancellation Notice

16.4.3.1	If the Buyer or its Operators, as the case may be, decides to cancel fully or partially or reschedule, a training course, a minimum advance notification of at least sixty (60) calendar days prior to the relevant training course start date is required.

16.4.3.2	If such notification is received by the Seller less than sixty (60) but no more than thirty (30) calendar days prior to such training, a cancellation fee corresponding to ***** percent (*****%) of such training will be, as applicable, either deducted from the training allowance defined in Appendix A or invoiced at the Seller’s then applicable price.

16.4.3.3	If such notification is received by the Seller less than thirty (30) calendar days prior to such training, a cancellation fee corresponding to one hundred (100%) of such training will be, as applicable, either deducted from the training allowance defined in Appendix A or invoiced at the Seller’s then applicable price.

16.4.4

In fulfillment of its obligation to provide training courses, when the Seller performs the training courses, the Seller will deliver to the trainees a certificate of completion (each a “Certificate”) at the end of any such training course. A certificate of recognition or Seller

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Certificate does not represent authority or qualification by any official Aviation Authorities but may be presented to such officials in order to obtain relevant formal qualification.

If training is provided by a training provider other than the Seller that is selected by the Seller, the Seller will cause such training provider to deliver a Certificate at the end of any such training course. Such Certificate will not represent authority or qualification by any official Aviation Authority but may be presented to such officials in order to obtain relevant formal qualification.

16.5	Prerequisites and Conditions

16.5.1	Training will be conducted in English and all training aids are written in English using common aeronautical terminology. Trainees must have the prerequisite experience as defined in Appendix B to this Clause 16.

All training courses conducted pursuant to this Clause 16 are “Standard Transition Training Courses” and not “Ab Initio Training Courses.”

16.5.2	The Buyer or its Operator, as the case may be, will be responsible for the selection of the trainees and for any liability with respect to the entry knowledge level of the trainees.

16.5.2.1	The Buyer or its Operators, as the case may be, will provide the Seller with an attendance list of the trainees for each course with the validated qualification of each trainee. The Seller reserves the right to verify the trainees’ proficiency and previous professional experience. The Seller will in no case warrant or otherwise be held liable for any trainee’s performance as a result of any training services provided.

16.5.2.2	The Buyer or its Operators, as the case may be, will also complete and provide to the Seller the “Airbus Pre-Training Survey” detailing the trainees’ associated background at the time of reservation of the training course and in no event any later than sixty (60) calendar days prior to the start of the training course. If the Buyer or its Operators, as the case may be, makes a change to the attendance list pursuant to Clause 16.5.2.1 the Buyer or its Operators, as the case may be, will immediately inform the Seller thereof and send to the Seller an updated Airbus Pre-Training Survey reflecting such change. The notice provision in Clause 16.4.3.1 and 16.4.3.2 apply for changes.

16.5.3	Upon the Buyer’s or its Operators’, as the case may be, request, the Seller may be consulted to direct the above mentioned trainee(s) through a relevant entry level training program, which will be at the Buyer’s or its Operators’, as the case may be, charge, and, if necessary, to coordinate with competent outside organizations for this purpose. Such consultation will be held during the Training Conference.

If the Seller should determine that a trainee lacks the required entry level training, such trainee will, following consultation with the Buyer or its Operators, as the case may be, be withdrawn from the program or be directed to a relevant entry level training program, which will be at the Buyer’s or such Operators’, as the case may be, expense.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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Upon such withdrawal, the Seller will deduct the corresponding allowance from the total allowance for the applicable training in accordance with the provisions set forth in Clause 16.4.3.2.

16.5.4	The Seller will, in no case, warrant or otherwise be held liable for any trainee’s performance as a result of any training provided.

16.6	Logistics

16.6.1	Trainees

16.6.1.1	When training is done at the Airbus Training Center in Blagnac, France, the Seller will provide free local transportation by bus for the Buyer’s or its Operators’ trainees, as the case may be, to and from designated pick-up points and the training center.

When training is done at the Airbus Training Center in Miami, Florida, the Seller will provide free-of-charge rental cars for all of the Buyer’s or its Operators’ trainees, as the case may be, for the duration of the training course on the basis of one (1) rental car per four (4) maintenance and operations trainees and one (1) rental car per each flight crew.

The Seller will provide rental cars with unlimited mileage, and the Buyer or its Operators, as the case may be, will pay for gas, and fines, if any. However, the Buyer or its Operators, as the case may be, will indemnify and hold the Seller harmless from and against all liabilities, claims, damages, costs and expenses for any injury to or death of any of the Buyer’s or its Operators trainees, as the case may be, occasioned during the course of such transportation.

16.6.1.2	Living expenses for the Buyer’s or its Operator’s trainees are to be borne by the Buyer or its Operator.

16.6.2	Training at External Location

16.6.2.1	Seller’s Instructors

If at the Buyer’s or its Operator’s, as the case may be, request, training is provided by the Seller’s instructors at any location other than the Seller’s Training Centers, the Buyer or its Operators will reimburse the Seller for all the expenses, as provided below in Clauses 16.6.2.2, 16.6.2.3, 16.6.2.4 and 16.6.2.5 related to the assignment of such instructors and their performance of the duties as aforesaid.

16.6.2.2	Living Expenses for the Seller’s Instructors

Such expenses, covering the entire period from day of assignment to day of return to the Seller’s base, will include but will not be limited to lodging, food and local transportation to and from the place of lodging and the training course location. The Buyer or its Operator’s, as the case may be, will reimburse the Seller for such actual expenses.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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16.6.2.3	Air Travel

The Buyer or its Operator’s, as the case may be, will reimburse the Seller for the transportation costs of the Seller’s instructors in confirmed business class or in confirmed coach class, where business class is not available, to and from the Buyer’s or its Operator’s, as the case may be, designated training site and the Seller’s training center.

16.6.2.4	Training Material

The Buyer or its Operator’s, as the case may be, will reimburse the Seller for the cost of shipping the training material needed to conduct such courses.

16.6.2.5	Buyer’s or its Operators’ Indemnity

The Buyer or its Operators will be solely liable for any and all cancellation or delay in the performance of the training outside of the Seller’s Training Centers that is associated with the transportation provided under Clause 16.6.2.3 and will indemnify and hold the Seller harmless from such delay and any consequences arising therefrom. The Seller will not be liable to the Buyer or its Operator’s, as the case may be, for any such delay or cancellation.

16.6.2.6	Training Equipment Availability

Training equipment necessary for course performance at any course location other than the Seller’s Training Centers or the facilities of the training provider selected by the Seller will be provided by the Buyer or its Operators, as the case may be, in accordance with the Seller’s specifications and provided the Seller has furnished such specifications to the Buyer or its Operators, as the case may be, sufficiently in advance of such course performance.

16.7	Flight Operations Training

16.7.1	Flight Crew Training Course

The Seller will perform a flight crew training course program as defined in Appendix A to this Clause 16, for the Buyer’s Operators flight crews. A flight crew will consist of two (2) crew members that will be either captains or first officers. Except for in-flight training, for which the Buyer’s or any of its Operators’ customized Flight Crew Operating Manuals will be used, the training manual used for all flight crew training courses will be the Seller’s Flight Crew Operating Manual. If the Seller agrees to use the Operator’s Flight Crew Operating Manual for other flight crew training, the Buyer or such Operator will be responsible for obtaining any necessary approvals required by applicable Aviation Authorities and for any costs associated therewith, including time spent by any Seller instructor to achieve such approvals.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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16.7.1.1	Base Flight Training

The Buyer or its Operator’s, as the case may be will use, its delivered Aircraft or any aircraft it operates for any required in-flight training and will pay all costs associated with such use. This training will not exceed one (1) session of forty-five (45) minutes per pilot, according to the related Airbus training course definition (the “Base Flight Training”).

16.7.1.2	In the event of it being necessary to ferry the Buyer’s or its Operators’ delivered Aircraft to the location where the Base Flight Training will take place, the additional flight time required for the ferry flight to and/or from the Base Flight Training field will not be deducted from the Base Flight Training time.

16.7.1.3	If the Base Flight Training is performed outside of the zone where the Seller usually performs such training, the ferry flight to the location where the Base Flight Training will take place will be performed by a crew composed of the Seller’s and/or the Operator’s qualified pilots, in accordance with the relevant Aviation Authority’s regulations related to the place of performance of the Base Flight Training.

16.7.1.4	If necessary, the Operator will assist the Seller in obtaining the validation of the licenses of the Seller’s pilots performing such Base Flight Training by the Aviation Authority of the place of registration of the Aircraft.

16.7.1.5	In all cases, the Buyer or its Operator will bear the expenses of fuel, oil and landing fees.

16.7.2	Flight Crew Line Initial Operating Experience

16.7.2.1	In order to assist the Buyer or its Operators with initial operating experience after Delivery of the first Aircraft, the Seller will provide training to the Buyer or its Operators’ pilot instructor(s) as defined in Appendix A to this Clause 16. The maximum number of Seller’s pilot instructors present at the Operator’s site at one time will be limited to two (2).

16.7.2.2	The Buyer may apply the flight crew line initial operating experience allowance set forth in Appendix A hereto toward the use of Seller pilot instructors to perform flight support during any on-aircraft training flights for the purpose of flight crew line initial operating experience training.

It is hereby understood by the parties that the Seller’s pilot instructors will only perform the above flight support services to the extent they bear the relevant qualifications to do so.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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In addition to the number of pilots specified in Appendix A attached hereto, the Seller may provide pilot instructors, at the Buyer’s expense, upon conditions to be mutually agreed.

16.7.2.3	Prior to any flight training to be performed by the Seller on the Buyer’s Aircraft, the Buyer or its Operator’s, as the case may be, will provide to the Seller a copy of the certificate of insurance as requested in Clause 19.

16.7.3	Instructor Cabin Attendants’ Familiarization Course

The Seller will provide cabin attendants training in accordance with Appendix A to this Clause 16. The instructor cabin attendants’ course, when incorporating the features of the Aircraft, will be given no earlier than (2) weeks before the Delivery Date of the first Aircraft.

16.7.4	Performance/Operations Course

The Seller will provide performance/operations training for the Buyer’s or its Operators’ personnel as defined in Appendix A to this Clause 16

The available courses are listed in the Seller’s applicable Training Courses Catalog.

16.7.5	Transition Type Rating Instructor (TRI) Course

The Seller will provide transition type rating instructor (TRI) training for the Buyer’s Operator’s flight crew instructors, as defined in Appendix A to this Clause 16.

This course provides the Buyer’s Operators’ pilots and/or instructors with the training in both flight-instruction and synthetic-instruction required in order to enable them to instruct on Airbus aircraft.

16.8	Maintenance Training

16.8.1	The Seller will provide maintenance training for the Buyer’s or its Operator’s, as the case may be, ground personnel as defined in Appendix A to this Clause 16.

The available courses are listed in the Seller’s applicable Training Course Catalog.

16.8.2	Line Maintenance Initial Operating Experience Training

In order to assist the Buyer or its Operators’, as the case may be, during the entry into service of the Aircraft, the Seller will provide to the Operator’s maintenance instructor(s) at Buyer’s or the Operator’s base, as the case may be, as defined in Appendix A to this Clause 16. The maximum number of instructors to be assigned to the Operator’s base at one time will be two (2).

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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16.8.2.1	This line maintenance initial operating experience training will cover training in handling and servicing of Aircraft, flight crew and maintenance coordination, use of Technical Data and/or any other activities which may be deemed necessary after delivery of the first Aircraft.

16.8.2.2	The Buyer or its Operators will reimburse the expenses for said instructor(s) in accordance with Clause 16.6.2. Additional maintenance instructors can be provided at the Buyer’s expense.

16.9	Supplier and Engine Manufacturer Training

Upon the Buyer’s or its Operators’, as the case may be, request, the Seller will provide to the Buyer or its Operators, as the case may be, a list of the courses provided by major Suppliers and the applicable Propulsions Systems manufacturer on their products.

16.10	Training Aids for the Buyer’s or its Operators’ Training Organization

16.10.1	The Seller will provide to the Buyer or its Operators’, as the case may be, the Airbus Computer Based Training (“Airbus CBT”), training aids, as used in the Seller’s Training Centers together with the Virtual Aircraft walk around component, subject to Buyer’s execution of appropriate agreements for the license and use of such Airbus CBT and Virtual Aircraft.

The Training Aids supplied to the Buyer or its Operator’s, as the case may be, will be similar to those used in the Seller’s Training Centers at the time of such Training Aids’ delivery for the training provided for the Buyer.

16.10.2	The Seller will deliver the Airbus CBT, training Aids and Virtual Aircraft, at a date to be mutually agreed during the Training Conference.

The items supplied to the Buyer pursuant to Clause 16.10.1 will be delivered FCA Toulouse, Blagnac Airport. Title to and risk of loss of said items will pass to the Buyer upon delivery thereof.

16.10.3	Installation of the Airbus CBT and the Virtual Aircraft

16.10.3.1	Before the initial delivery of the Airbus CBT System and of the Virtual Aircraft, the Seller will provide up to six (6) trainees of the Buyer or its Operators, as the case may be, at the Buyer’s or its Operators’, as the case may be, facilities, a training course enabling the Buyer or its Operators, as the case may be, to load and use the Airbus CBT System and the Virtual Aircraft either on stand-alone workstations or in a “Server” mode (the “Airbus CBT Administrator Course”).

To conduct the course, the workstations and/or Servers, as applicable, will be ready for use and will comply with the latest “Airbus CBT Workstation Technical Specification” or “Airbus CBT Server Technical Specification”, as applicable (collectively “the Airbus CBT Technical Specification”).

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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16.10.3.2	The Airbus CBT System and the Virtual Aircraft will be installed by the Buyer’s or its Operators’, as the case may be, personnel, who will have completed the Airbus CBT Administrator Course. The Seller will be held harmless from any injury to person and/or damage to property caused by or in any way connected with the handling and/or installation of the Airbus CBT and the Virtual Aircraft by the Buyer’s or its Operators’ as the case may be, personnel.

16.10.3.3	Upon the Buyer or its Operators’, as the case may be, request and subject to conditions to be quoted by the Seller, the Seller may assist the Buyer or its Operators, as the case may be, with the initial installation of the Airbus CBT System and the Virtual Aircraft at the Buyer’s or its Operators’, as the case may be, facilities. Such assistance will follow notification in writing that the various components, which will be in accordance with the specifications defined in the Airbus CBT Technical Specification, are ready for installation and available at the Buyer’s facilities.

16.10.4	Airbus CBT and Virtual Aircraft License

16.10.4.1	The use of the Airbus CBT System and of the Virtual Aircraft will be subject to license conditions defined in Appendix C to this Clause 16 (License For Use Of Airbus Computer Based Training (Airbus CBT”)), hereinafter “the License”.

For the purpose of the Virtual Aircraft, the term “Airbus CBT System” as used in such License will mean “Airbus CBT including the Virtual Aircraft”.

16.10.4.2	Supply of sets of CBT Courseware or sets of Virtual Aircraft Software, as defined in Appendix C and additional to those indicated in Appendix A, as well as any extension to the License will be subject to terms and conditions to be mutually agreed.

16.10.5	The Seller will not be responsible for and hereby disclaims any and all liabilities resulting from or in connection with the use by the Buyer or its Operators, as the case may be, of the Airbus CBT System, the Virtual Aircraft and any other training aids provided under this Clause 16.10.

16.10.6	Proprietary Rights

The Seller’s training data and documentation, including the Airbus CBT System, the Virtual Aircraft and other training aids are proprietary to the Seller and/or its Affiliates and the Buyer agrees and will cause its Operators to agree not to disclose the content of any courseware, documentation or other information relating thereto, in whole or in part, to any third party without the prior written consent of the Seller.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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16.10.7	Transferability

Notwithstanding the provisions of Clause 20.1, except as otherwise provided in this Agreement, the Buyer’s rights under this Clause 16 will not be assigned, sold, transferred, novated or otherwise alienated by operation of law or otherwise without the Seller’s prior written consent thereto, which will not be unreasonably withheld.

Any unauthorized assignment, sale, transfer or other alienation of the Buyer’s rights under this Clause 16 will, as to the particular Aircraft involved immediately void this Clause 16 in its entirety.

16.10.8	Indemnities and Insurance

Indemnification provisions and insurance requirements applicable to this Clause 16 are as set forth in Clause 19.

The Buyer or its Operators, as the case may be, will provide the Seller with an adequate insurance certificate prior to any training on aircraft as provided in Clause 19.4 hereof.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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APPENDIX A TO CLAUSE 16

TRAINING ALLOWANCES

The contractual training courses defined in this Appendix A will be provided up to ***** after Delivery of each Aircraft delivered under this Agreement.

1.	FLIGHT OPERATIONS TRAINING

1.1	Flight Crew Training (standard transition course or cross crew qualification (CCQ) as applicable)

With respect to each Aircraft, the Seller will provide flight crew training (standard transition course or CCQ as applicable) free of charge for ***** of the relevant Operator’s flight crews, which will consist of one (1) captain and one (1) first officer per firmly ordered Aircraft.

1.2	Flight Crew Line Initial Operating Experience

The Seller will provide to the Buyer’s Operator pilot instructor(s) free of charge for a period of ***** pilot instructor month per Aircraft to assist with flight-crew initial operating experience.

The maximum number of Seller’s pilot instructors present at the Buyer’s Operator site at any one time will be limited to ***** pilot instructors.

1.3	Performance/Operations Course(s)

The Seller will provide to the Buyer ***** trainee days of performance/operations training free of charge per each of the Buyer’s Initial Operators’ performance/operations engineers.

The above trainee days will be used solely for the performance/operations training courses as defined in the Seller’s applicable Training Course Catalog.

1.4	Transition Type Rating Instructor (TRI) Course

The Seller will provide to the Buyer ***** transition type rating instructor training (transition or CCQ, as applicable) free of charge per Aircraft for each of the Buyer’s Initial Operators.

1.5	ETOPS Training

The Seller will provide to the Buyer free of charge ETOPS training for ***** flight crews per Aircraft, which will consist of one (1) captain and one (1) first officer per firmly ordered Aircraft.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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APPENDIX A TO CLAUSE 16

2.	MAINTENANCE TRAINING

2.1	Maintenance Training Courses

The Seller will provide to the Buyer or its Operators, as the case may be, ***** trainee days of maintenance training per Aircraft free of charge for the Buyer’s Initial Operators’ personnel.

These trainee days will be used solely for the Maintenance training courses either defined in the Seller’s applicable Training Course Catalog or as otherwise supplied by the Seller.

Within the maintenance trainee days allowance above, the number of Engine Run-Up Courses will be limited to one (1) course for three (3) trainees per firmly ordered Aircraft and to a maximum of nine (9) courses in total.

2.2	Trainee Days Accounting

Trainee days are counted as follows:

(i) For instruction at the Seller’s Training Center or affiliated training center, one day of instruction for one (1) trainee equals one (1) trainee day, and the number of trainees as confirmed by the Buyer sixty (60) days before the beginning of the course will be counted as the number of trainees considered to have taken the course.

(ii) For instruction outside of the Seller’s Training Center or affiliated training center, not including practical training, one (1) day of instruction by one (1) Seller instructor equals the actual number of trainees attending the course or a minimum of twelve (12) trainee days except for the structure maintenance training course: one (1) day of instructor by one (1) Seller instructor equals the actual number of trainees attending the course or a minimum of six (6) trainee days and a maximum of eight (8) trainee days.

(iii) For instruction outside of the Seller’s Training Center or affiliated training center that is practical training, one (1) day of instruction by one (1) Seller instructor equals the actual number of trainees attending the course or a minimum of six (6) trainee days.

If training being provided outside of the Seller’s Training Center or affiliated training centers specifically at the Seller’s request, Paragraph 3(i) above will be applicable to the trainee days accounting for such training facility.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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APPENDIX A TO CLAUSE 16

3	TRAINING AIDS FOR BUYER’S TRAINING ORGANIZATION

3.1	Delivery

The Seller will provide to the Buyer or its Operator’s, as the case may be free of charge:

•	one (1) Airbus CBT (flight and/or maintenance) related to the Aircraft type(s) as covered by this Agreement (including one (1) set of CBT Courseware and one (1) set of CBT Software for flight and one (1) set of CBT Courseware and one (1) set of CBT Software for maintenance, as applicable). The detailed description of the Airbus CBT will be provided to the Buyer at the Training Conference;

•	one (1) Virtual Aircraft (Walk around and Component Location) related to the Aircraft type(s) as covered in this Agreement,

•	one (1) set of training documentation on CD-ROM; and

•	one (1) CD-ROM of cockpit panels for training.

3.2	Revision Service

The Airbus CBT and Virtual Aircraft in use at the Seller’s Training Center are revised on a regular basis and such revision will be provided to the Buyer during the period when training courses provided under this Clause 16 are performed for the Buyer or up to ***** (years) after initial delivery of the Airbus CBT or the Virtual Aircraft to the Buyer under this Agreement, whichever occurs first.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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APPENDIX B TO CLAUSE 16

MINIMUM RECOMMENDED QUALIFICATION

IN RELATION TO TRAINING REQUIREMENTS

(Standard Transition Courses)

The prerequisites listed below are the minimum recommended requirements specified for Airbus training. If the appropriate Aviation Authority or the specific airline policy of the trainee demand greater or additional requirements, such requirements will be considered as prerequisites.

•	CAPTAIN prerequisites

Fluent in English (able to write, read and communicate at an adequately understandable level in English language)

Valid and Current Airline Transport Pilot License (ATPL)

Previously qualified on FAR/EASA/CS 25 aircraft and commercial operations

Jet experience

Previous command experience

1500 hours minimum flying experience as pilot

1000 hours experience on FAR/JAR 25 aircraft

200 hours experience as airline, corporate pilot or military pilot

Must have flown transport type aircraft, as flying pilot, within the last 12 months.

•	FIRST OFFICER prerequisites

Fluency in English (able to write, read and communicate at an adequately understandable level in English language)

Previously qualified on FAR/EASA/CS 25 aircraft and commercial operations

Aircraft and commercial operations valid and current CPL (Commercial pilot license) with Instrument rating,

Jet experience

500 hours minimum flying experience as pilot of fixed wing aircraft

300 hours experience on FAR/JAR 25 aircraft

200 hours flying experience as airline pilot or a corporate pilot or military pilot

Must have flown transport type aircraft, as flying pilot, within the last 12 months.

For both CAPTAIN and FIRST OFFICER, if one or several of the above criteria are not met, the trainee must follow

(i) an adapted course or

(ii) an Entry Level Training (ELT) program before entering the regular or the adapted course.

Such course(s), if required, will be at the Buyer’s expense.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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APPENDIX B TO CLAUSE 16

FIRST TYPE RATING COURSE prerequisites

This course is designed for Ab initio pilots who do not hold an aircraft type rating on their pilot license.

Valid and current CPL (commercial pilot license)

Valid and current instrument rating on multi engine aircraft

ATPL written examination

Fluent in English (able to write, read and communicate at an adequately understandable level in English language)

•	220 hours flying experience as a pilot

•	100 hours flying experience as pilot-in-command (PIC)

•	25 hours experience on multi-engine aircraft (up to 10 hours can be completed in a simulator)

In addition to the above conditions and in accordance with the Airbus Training Policy, a pilot applying for a first type rating must have followed a program equivalent to the “Airbus Entry Level Training (ELR) program” (combined MCC and Jet familiarization course). Such course, if required, will be at the Buyer’s or its Operators’, as the case may be, expense.

•	CCQ ADDITIONAL prerequisites

•	Captain or First officer prerequisites as applicable

•	Be qualified and current on the base aircraft type

•	150 hours minimum and 3 months minimum of operations on the base aircraft type

•	TRI COURSE ADDITIONAL prerequisites

In addition to the prerequisites set forth for the Flight Crew Standard Transition Course, it is the responsibility of the Buyer to:

•	select instructor candidate(s) with airmanship and behavior corresponding to the role and responsibility of an airline instructor

•	designate instructor candidate(s) with the Airbus prerequisite, which corresponds to the JAR requirements (ref JAR – FCL 1 – Requirements/ Subparts H – Instructor rating (Aeroplane)

•	PERFORMANCE AND OPERATIONS prerequisites

•	Fluent in English (able to write, read and communicate at an adequately understandable level in English language)

•	All other prerequisites, depending upon type of training course selected, will be provided by Seller to the Buyer or its Operators, as the case may be, during the Training Conference

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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APPENDIX B TO CLAUSE 16

•	MAINTENANCE PERSONNEL prerequisites

(i) For all Maintenance courses:

Trainees must be fluent in English (able to write, read and communicate at an adequately understandable level in English language) and have technical experience in the line and/or base maintenance of commercial jet aircraft

(ii) For Aircraft Rigging Courses:

In addition to the Maintenance Personnel prerequisites in (i) above, trainees must be qualified as line or line and base mechanic on one type of Airbus family aircraft.

(iii) For Maintenance Initial Operating Experience Courses:

In addition to the Maintenance Personnel prerequisites listed in (i) and (ii) above, trainees must be qualified as line or line and base mechanic on the Aircraft type

(iv) For Maintenance Training Difference Courses:

In addition to the Maintenance Personnel prerequisites in (i), (ii) and (iii) above, trainees must be currently qualified and operating on the base Aircraft.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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APPENDIX C TO CLAUSE 16

LICENSE FOR USE OF AIRBUS COMPUTER BASED TRAINING

1.	GRANT

The Seller grants the Buyer, or its Operator as the case may be, the right, pursuant to the terms and conditions herein, to use the Airbus CBT System for the term (defined in Clause 4 below) of this license (the “License”). Further, for the avoidance of doubt, wherever the term “the Buyer” is used in this Appendix C, it shall be deemed to mean “the Buyer or its Operator, as the case may be”.

2.	DEFINITIONS

2.1	For the purpose of this Appendix C to Clause 16, the following definitions will apply:

2.1.1	“Airbus CBT Courseware” means the programmed instructions that provide flight crew and maintenance training.

2.1.2	“Airbus CBT Software” means the system software that permits the use of the Airbus CBT Courseware.

2.1.3	“Airbus CBT System” means the combination of the Airbus CBT Software and the Airbus CBT Courseware.

2.1.4	“Student/Instructor Mode” means the mode that allows the user to run the Airbus CBT Courseware.

2.1.5	“Airbus CBT Training “ means the training enabling the Buyer to load and use the Airbus CBT System.

2.1.6	“User Guide” means the documentation, which may be in electronic format designed to assist the Buyer to use the Airbus CBT System.

2.2	For the purpose of clarification, it is hereby stated that all related hardware required for the operation of the Airbus CBT System is not part of the Airbus CBT System and will be procured under the sole responsibility of the Buyer.

3.	COPIES

3.1	The Buyer will be permitted to copy the Airbus CBT Software for back-up and archiving purposes and for loading of the Airbus CBT Software exclusively on the Buyer’s workstations. In such cases, the Buyer will advise the Seller in writing stating the number and purpose of any copies made. Any other copying is strictly prohibited.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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APPENDIX C TO CLAUSE 16

3.2	The Buyer will be permitted to copy the Airbus CBT Courseware exclusively on the Buyer’s workstations for sole purpose of the Buyer’s internal training. In such cases, the Buyer will advise the Seller in writing stating the number and purpose of any copies made. Any other copying is strictly prohibited.

3.3	The Buyer agrees to reproduce the copyright and other notices as they appear on or within the original media on any copies that the Buyer makes of the Airbus CBT Software.

4.	TERM

The rights under this License will be granted to the Buyer for as long as the Buyer operates the aircraft model to which the Airbus CBT Software and the Airbus CBT courseware apply. When the Buyer stops operating said Aircraft model, the Buyer will return the Airbus CBT System and any copies thereof to the Seller, accompanied by a note certifying that the Buyer has returned all existing copies.

5.	PERSONAL ON-SITE LICENSE

5.1	The License granted herein is personal to the Buyer for use of the Airbus CBT System within the Buyer’s premises only, and is nontransferable and nonexclusive.

5.2.1	The Buyer may not (i) distribute or sublicense any portion of the Airbus CBT System, (ii) modify or prepare derivative works from the Airbus CBT Software, (iii) publicly display visual output of the Airbus CBT Software, or (iv) transmit the Airbus CBT Software electronically by any means.

5.2.2	The Buyer will use the Airbus CBT System exclusively in the technical environment defined in the User Guide.

Notwithstanding the above, the right to use the Airbus CBT System on the Buyer’s internal network installation is granted to the Buyer subject to the Buyer strictly complying with the conditions of use and the confidentiality commitments set forth in this Airbus CBT License.

6.	CONDITIONS OF USE

6.1	Use of the Airbus CBT Software

For the student delivery mode, the Buyer will use the Airbus CBT Software for the exclusive purpose of

(i)	including students on the roster for one or several courses syllabi in order to follow students’ progression,

(ii)	rearranging course syllabi or creating new ones using available courseware modules, it being understood that the Seller disclaims any responsibility regarding any course(s) that may be modified or rearranged by the Buyer.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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APPENDIX C TO CLAUSE 16

6.2	Use of the Airbus CBT Courseware

The Buyer will use the Airbus CBT Courseware for the exclusive purpose of performing training instructions for its personnel, or for third party personnel contracted to perform work on the Aircraft on behalf of the Buyer. Such training will be performed at the Buyer’s facility or at a subcontractor’s facility provided it is conducted by the Buyer’s personnel.

7	PROPRIETARY RIGHTS AND NONDISCLOSURE

The Airbus CBT Software and Airbus CBT Courseware, the copyrights and any and all other author rights, intellectual, commercial or industrial proprietary rights of whatever nature in the Airbus CBT Software and Airbus CBT Courseware are and will remain with the Seller or its suppliers, as the case may be. The Airbus CBT Software and Airbus CBT Courseware and their contents are designated as confidential. The Buyer will not take any commercial advantage by copy or presentation to third parties of the Airbus CBT Software, the documentation, the Airbus CBT Courseware, and/or any rearrangement, modification or copy thereof.

The Buyer acknowledges the Seller’s proprietary rights in the Airbus CBT System and undertakes not to disclose the Airbus CBT Software or Airbus CBT Courseware or parts thereof or their contents to any third party without the prior written consent of the Seller. Insofar as it is necessary to disclose aspects of the Airbus CBT Software and Airbus CBT Courseware to the Buyer’s personnel, such disclosure is permitted only for the purpose for which the Airbus CBT Software and Airbus CBT Courseware are supplied to the Buyer under the License.

8.	LIMITED WARRANTY

8.1	The Seller warrants that the Airbus CBT System is prepared in accordance with the state of the art at the date of its development. Should the Airbus CBT System be found to contain any nonconformity or defect, the Buyer will notify the Seller promptly thereof and the sole and exclusive liability of the Seller under this Clause 8.1 of the Airbus CBT License will be to correct the same at its own expense.

8.2	EXCLUSIVITY OF LIABILITY

THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND REMEDIES OF THE BUYER SET FORTH IN THIS LICENSE AND IN THE PATENT AND COPYRIGHT INDEMNITY SET FORTH IN CLAUSE 13 OF THE AGREEMENT ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES, ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER,

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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APPENDIX C TO CLAUSE 16

EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE WITH RESPECT TO ANY NONCONFORMITY OR DEFECT IN AIRBUS CBT SYSTEM DELIVERED UNDER THIS LICENSE INCLUDING BUT NOT LIMITED TO:

ANY WARRANTY AGAINST HIDDEN DEFECTS;

ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;

ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY, WHETHER CONTRACTUAL OR IN TORT AND WHETHER OR NOT ARISING FROM THE SELLER’S NEGLIGENCE, ACTUAL OR IMPUTED; AND

ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OR DAMAGE TO ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART THEREOF.

THE SELLER WILL HAVE NO OBLIGATION OR LIABILITY, HOWSOEVER ARISING, FOR LOSS OF USE, REVENUE OR PROFIT OR FOR ANY OTHER DIRECT, INCIDENTAL, OR CONSEQUENTIAL DAMAGES WITH RESPECT TO ANY NONCONFORMITY OR DEFECT IN THE AIRBUS CBT SYSTEM DELIVERED UNDER THIS LICENSE.

FOR THE PURPOSES OF THIS CLAUSE 8.2, THE “SELLER” WILL INCLUDE THE SELLER AND ITS AFFILIATES.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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17 -	SUPPLIER PRODUCT SUPPORT

17.1	Equipment Supplier Product Support Agreements

17.1.1	The Seller will at no charge to the Buyer transfer to the Buyer the Supplier Product Support Agreements transferable to the Buyer from Suppliers of seller furnished equipment listed in the Specification. These agreements are based on the “World Airlines and Suppliers Guide” and include Supplier commitments contained in the Supplier Product Support Agreements, which include the following:

(i)	Technical data and manuals required to operate, maintain, service and overhaul the Supplier items that will (a) be prepared in accordance with the provisions of the applicable ATA Specification in accordance with Clause 14, (b) include revision service, and (c) be published in the English language,

(ii)	Warranties and guarantees and intellectual property indemnities, including Suppliers’ standard warranties, and in the case of Suppliers of landing gear, service life policies for selected landing gear structures,

(iii)	Training to ensure efficient operation, maintenance and overhaul of the Suppliers’ items for the Buyer’s instructors, shop and line service personnel,

(iv)	Spares data in compliance with ATA Specification 200 or 2000, initial provisioning recommendations, spares and logistics service, including routine and emergency deliveries, and

(v)	Technical service to assist the Buyer with maintenance, overhaul, repair, operation and inspection of Supplier items as well as required tooling and spares provisioning.

17.2	Supplier Compliance

The Seller will monitor the Suppliers compliance with support commitments defined in the Supplier Product Support Agreements and make the findings available through Airbus World.

The Seller will ensure that the Suppliers know the Supplier Product Support Agreement terms and conditions, and the Seller will use reasonable commercial and technical efforts to enforce Supplier compliance with its support commitments defined in such Supplier Product Support Agreements.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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18 -	BUYER FURNISHED EQUIPMENT

18.1	Administration

18.1.1	Without additional charge and in accordance with the Specification, the Seller will provide for the installation of the Buyer Furnished Equipment (“BFE”), provided that the BFE is referred to in the Airbus BFE Catalog of Approved Suppliers by Products valid at the time the BFE is ordered.

The Seller will advise the Buyer of the dates by and location to which, in the planned release of engineering for the Aircraft, the Seller requires a written detailed engineering definition (the “BFE Definition”). This BFE Definition will include the definition of the dimensions and weight of BFE, the information related to its certification and information necessary for the installation and operation thereof. The Buyer will furnish such BFE Definition by the dates specified. Thereafter, no information, dimensions or weights will be revised except by an SCN executed in accordance with Clause 2.

The Seller will also provide the Buyer in due time, and as soon in advance of the known BFE Suppliers lead time as practicable, with a schedule of dates (the “BFE On-dock Date”) and shipping addresses for delivery of BFE, including, additional spare BFE (if such spare BFE has been requested by the Seller) in order to permit installation of the BFE in the Aircraft and delivery of the Aircraft in accordance with the delivery schedule. The Buyer will provide the BFE by such dates in a serviceable condition, to allow performance of any assembly, test, or acceptance process in accordance with the Seller’s industrial schedule.

The Buyer will also arrange, when requested by the Seller, at the Seller’s facilities in Toulouse, France or Hamburg, Germany as applicable and needed, adequate field service, including support from BFE suppliers to act in a technical advisory capacity to the Seller in the installation, calibration and possible repair of any BFE.

18.1.2	The BFE will be imported into France or into Germany by the Buyer under a suspensive customs system (“Régime de l’entrepôt industriel pour fabrication coordonnée” or “Zollverschluss”) without application of any French or German tax or customs duty, and will be Delivered Duty Unpaid (DDU) (as defined in Incoterms 2000:ICC Official Rules for the Interpretation of Trade Terms, published by the International Chamber of Commerce), to

AIRBUS FRANCE S.A.S.

316 Route de Bayonne

31300 TOULOUSE

FRANCE

or

AIRBUS DEUTSCHLAND GMBH

Division Hamburger Flugzeugbau

Kreetslag 10

21129 HAMBURG

GERMANY

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18.1.3	If the Buyer requests the Seller to supply directly certain items that are considered BFE according to the Specification, and if such request is notified to the Seller in due time in order not to affect the Delivery Date of the Aircraft, the Seller may agree to order under the terms of a separate agreement entered into between the Buyer and the relevant BFE Supplier such items subject to the execution of an SCN reflecting the effect on price, escalation adjustment, and any other conditions of the Agreement. In such case the Seller will be entitled to the payment of a reasonable handling charge and will bear no liability in respect of delay and product support commitments for such items.

18.2	Requirements

The Buyer is responsible for assuring and warranting, at its expense, that BFE will (i) be manufactured by a qualified supplier in accordance with the provisions of Clause 18.1.1 above, (ii) meet the requirements of the applicable Specification, (iii) comply with applicable requirements incorporated by reference to the Type Certificate and listed in the Type Certificate Data Sheet, and (iv) be approved by the applicable Aviation Authority delivering the Export Certificate of Airworthiness and by the Buyer’s Aviation Authority for installation and use on the Aircraft at the time of Delivery of such Aircraft. The Seller will be entitled to refuse any item of BFE that it considers incompatible with the Specification, the BFE Definition or the certification requirements. At the Buyer’s request, the Seller will provide reasonable assistance to determine specific requirements of EASA relating to BFE.

18.3	Buyer’s Obligation and Seller’s Remedies

18.3.1	Any delay or failure in

(i)	furnishing the BFE in serviceable condition at the requested delivery date,

(ii)	complying with the warranty in Clause 18.2 or in providing the BFE Definition or field service support mentioned in Clause 18.1.1, or

(iii)	in obtaining any required approval for such equipment under the above mentioned Aviation Authority’s regulations may delay the performance of any act to be performed by the Seller and cause the Final Contract Price of the Aircraft to be adjusted in accordance with the updated delivery schedule, and result in additional costs to be incurred by the Seller. Any costs the Seller incurs that are attributable to the delay or failure described above, such as storage, taxes, insurance and costs of out-of sequence installation will be borne by the Buyer. The Seller shall use its reasonable efforts to minimize or mitigate such costs.

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18.3.2	In addition to the consequences outlined in Clause 18.3.1, in the event of a delay or failure described in Clause 18.3.1,

(i)	if the Buyer discovers that its BFE delivery program is behind schedule and determines in conjunction with the BFE manufacturer that the Seller’s delivery requirements can not be met, the Buyer will, without delay, notify the Seller in writing of the situation and of the expected delivery dates. Upon receipt of a request from the Buyer, the Seller will review its BFE On-dock Date in respect to such delayed BFE and subject to its industrial constraints, whenever possible, propose to the Buyer a recovery plan which minimizes any additional costs as a result of the changes to the Seller’s production program in order to accommodate the delay in BFE delivery. Any additional costs will be for the Buyer’s account.

(ii)	If such delay is in excess of ten (10) Business Days from the original BFE On-dock Date and a recovery plan referred to in Clause 18.3.2(i) above is not possible, in addition to the consequences outlined in Clause 18.3.1, the Seller may select, purchase and install equipment similar to the BFE at issue, in which event the Final Contract Price of the affected Aircraft will also be increased by the purchase price of such equipment, and the Buyer will be responsible for the reasonable costs and expenses incurred by the Seller for handling charges, transportation, insurance, packaging and, if required and not already provided for in the price of the Aircraft, for adjustment and calibration; or

(iii)	if the BFE is delayed more than thirty (30) days beyond, or unapproved within thirty (30) days of the date specified in Clause 18.1.1, then the Seller may deliver or the Buyer may elect to have the Aircraft delivered without the installation of such equipment, notwithstanding the terms of Clause 7.2 insofar as it may otherwise have applied, whereon the Seller will be relieved of all obligations to install such equipment.

18.4	Title and Risk of Loss

Title to and risk of loss of BFE will at all times remain with the Buyer, except that risk of loss (limited to cost of replacement of said BFE and excluding in particular loss of use) will be with the Seller for as long as the BFE is in the care, custody and control of the Seller.

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18.5	Disposition of BFE Following Termination

18.5.1	If a termination of this Agreement pursuant to the provisions of Clause 21 occurs with respect to an Aircraft in which all or any part of the BFE has been installed prior to the date of such termination, the Seller will be entitled, but not required, to remove all items of BFE that can be removed without damage to the Aircraft and to undertake commercially reasonable efforts to facilitate the sale of such items of BFE to other customers, retaining and applying the proceeds of such sales to reduce Seller’s damages resulting from the termination.

18.5.2	The Buyer will cooperate with the Seller in facilitating the sale of BFE pursuant to Clause 18.5.1 and will be responsible for all reasonable costs incurred by the Seller in removing and facilitating the sale of such BFE. The Buyer will reimburse the Seller for all such costs within five (5) Business Days of receiving documentation substantiating such costs from the Seller.

18.5.3	The Seller will notify the Buyer as to those items of BFE not sold by the Seller pursuant to Clause 18.5.1 above and, at the Seller’s request, the Buyer will undertake to remove such items from the Seller’ facility within thirty (30) days of the date of such notice. The Buyer will have no claim against the Seller for damage or destruction of any item of BFE removed from the Aircraft and not removed from Seller’s facility within such period.

18.5.4	The Buyer will have no claim against the Seller for damage to or destruction of any item of BFE damaged or destroyed in the process of being deinstalled from the Aircraft, provided that the Seller will use reasonable care in such deinstallation.

18.5.5	Notwithstanding anything to the contrary herein, for the avoidance of doubts, Clauses 18.51 through 18.5.4 shall only be applicable if *****.

18.5.6	The Buyer will grant title to the Seller for any BFE items that cannot be removed from the Aircraft without causing damage to the Aircraft or rendering any system in the Aircraft unusable. *****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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19 -	INDEMNITIES AND INSURANCE

The Seller and the Buyer will each be liable for Losses (as defined below) arising from the acts or omissions of their respective directors, officers, agents or employees occurring during or incidental to such party’s exercise of its rights and performance of its obligations under this Agreement, except as otherwise provided in Clauses 19.1 and 19.2.

19.1	Seller’s Indemnities

The Seller will, except in the case of gross negligence or willful misconduct of the Buyer, its Affiliates, its subcontractors or any of their respective directors, officers, agents and/or employees, be solely liable for and will indemnify, hold harmless, and defend the Buyer, its Affiliates, its subcontractors and each of their respective directors, officers, agents, employees and insurers against all causes of action, lawsuits, losses, liabilities, claims, damages, costs and expenses, including court costs and reasonable attorneys’ fees (“Losses”), arising from:

(a)	claims for injuries to, or death of, the Seller’s, its Affiliates’, or its subcontractors’ respective directors, officers, agents or employees, or loss of, or damage to, property of the Seller, its Affiliates’, its subcontractors’ or their respective directors, officers, agents or employees when such Losses occur during or are incidental to either party’s exercise of any right or performance of any obligation under this Agreement, and

(b)	claims for injuries to, or death of, third parties, or loss of, or damage to, property of third parties, occurring during or incidental to the Technical Acceptance Flights.

19.2	Buyer’s Indemnities

The Buyer will, except in the case of gross negligence or willful misconduct of the Seller, its Affiliates, its subcontractors or any of their respective directors, officers, agents and/or employees, be solely liable for and will indemnify, hold harmless, and defend the Seller, its Affiliates, its subcontractors, and each of their respective directors, officers, agents, employees and insurers, against all Losses arising from:

(a)	claims for injuries to, or death of, the Buyer’s, its Affiliates’, or its subcontractors’ respective directors, officers, agents or employees, or loss of, or damage to, property of the Buyer, its Affiliates’, its subcontractors’ or their respective directors, officers, agents or employees, when such Losses occur during or are incidental to either party’s exercise of any right or performance of any obligation under this Agreement, and

(b)	claims for injuries to, or death of, third parties, or loss of, or damage to, property of third parties, occurring during or incidental to (i) the provision of Seller Representatives services under Clause 15 or (ii) the provision of Aircraft Training Services to the Buyer.

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19.3	Notice and Defense of Claims

(a)	If any claim is made or suit is brought against a party or entity entitled to indemnification under this Clause 19 (the “Indemnitee”) for any cause of action, lawsuit, loss, liability, claim, damage, costs or expense for which liability has been assumed by the other party under this Clause 19 (the “Indemnitor”), the Indemnitee will promptly give notice to the Indemnitor and the Indemnitor (unless otherwise requested by the Indemnitee) will assume and conduct the defense, or settlement, of such claim or suit, as the Indemnitor deems prudent (provided, however, that (i) the Indemnitor shall not be entitled to take any action that constitutes a plea or admission of guilt, wrongdoing or liability on behalf of the Indemnitee, (ii) the Indemnitor shall not be entitled, without the prior written consent of the Indemnitee (not to be unreasonably withheld, delayed, denied, or conditioned) to settle or compromise any such suit or claim in the Indemnitee’s name, and (iii) notwithstanding the foregoing no settlement or compromise shall be made by the Indemnitor without the prior written consent of any Indemnitee (which consent shall not be unreasonably withheld, delayed denied, or conditioned) if such settlement or compromise would result in the imposition of an injunction or other equitable relief upon such Indemnitee or if such Indemnitee is not unconditionally and irrevocably released from liability with respect to such suit or claim. Notice of the claim or suit will be accompanied by all information pertinent to the matter as is reasonably available to the Indemnitee and will be followed by such cooperation by the Indemnitee as the Indemnitor or its counsel may reasonably request, at the expense of the Indemnitor. The Indemnitee may participate, at its own expense, with the Indemnitor in the defense or appeal of any such suit, claim, order, decree or judgment; provided, however, subject to good faith consultations with the Indemnitee and the foregoing restrictions, the Indemnitor shall retain control and authority regarding any such defense, compromise, settlement, appeal or similar action as provided in this Clause 19.3.

(b)	No delay by the Indemnitee in providing any notice to the Indemnitor, or in furnishing any data, papers, records or information to the Indemnitor, shall relieve the Indemnitor of any of its obligations or liabilities under this Clause 19, except to the extent that the Indemnitor is materially and adversely affected by any such delay.

(c)	If the Indemnitor fails or refuses to assume the defense of any claim or suit notified to it under this Clause 19, the Indemnitee shall have the right to proceed with the defense or settlement of the claim or suit as it deems prudent and shall have a claim against the Indemnitor for any judgments, settlements, costs or expenses, including reasonable attorneys’ fees. Further, in such event, the Indemnitor will be deemed to have waived any objection or defense to the Indemnitee’s claim based on the reasonableness of any settlement.

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19.4	Insurance

For all Aircraft Training Services, to the extent of the Buyer’s undertaking set forth in Clause 19.2, the Buyer will:

(a)	cause the Seller, its Affiliates, its subcontractors and each of their respective directors, officers, agents and employees to be named as additional insured under the Buyer’s Comprehensive Aviation Legal Liability insurance policies, including War Risks and Allied Perils (such insurance to include the AVN 52E Extended Coverage Endorsement or any further Endorsement replacing AVN 52E as may be available as well as any excess coverage in respect of War and Allied Perils Third Parties Legal Liabilities Insurance), and

(b)	with respect to the Buyer’s Hull All Risks and Hull War Risks insurances and Allied Perils, cause the insurers of the Buyer’s hull insurance policies to waive all rights of subrogation against the Seller, its Affiliates, its subcontractors and each of their respective directors, officers, agents, employees and insurers.

Any applicable deductible will be borne by the Buyer. The Buyer will furnish to the Seller, not less than seven (7) working days prior to the start of any Aircraft Training Services, certificates of insurance, in English, evidencing the limits of liability cover and period of insurance coverage in a form acceptable to the Seller from the Buyer’s insurance broker(s), certifying that such policies have been endorsed as follows:

(i)	under the Comprehensive Aviation Legal Liability Insurances, the Buyer’s policies are primary and non-contributory to any insurance maintained by the Seller,

(ii)	such insurance can only be cancelled or materially altered by the giving of not less than thirty (30) days (but seven (7) days or such lesser period as may be customarily available in respect of War Risks and Allied Perils) prior written notice thereof to the Seller, and

(iii)	under any such cover, all rights of subrogation against the Seller, its Affiliates, its subcontractors and each of their respective directors, officers, agents, employees and insurers have been waived.

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20 -	ASSIGNMENTS AND TRANSFERS

20.1	Assignments by Buyer

Except as hereinafter provided, the Buyer may not sell, assign or transfer its rights or obligations under this Agreement to any person without the prior written consent of the Seller.

20.2	Assignments on Sale, Merger or Consolidation

The Buyer will be entitled to assign its rights under this Agreement at any time due to a merger, consolidation or a sale of all or substantially all of its assets, provided the Buyer first obtains the written consent of the Seller. The Seller will provide its consent if

(i)	the surviving or acquiring entity is organized and existing under the laws of the United States;

(ii)	the surviving or acquiring entity has executed an assumption agreement, in form and substance reasonably acceptable to the Seller, agreeing to assume all of the Buyer’s obligations under this Agreement;

(iii)	at the time, and immediately following the consummation, of the merger, consolidation or sale, no event of default exists or will have occurred and be continuing;

(iv)	there exists with respect to the surviving or acquiring entity no basis for a Termination Event;

(v)	the surviving or acquiring entity holds an Operating Certificate issued by the relevant Aviation Authority at the time, and immediately following the consummation, of such sale, merger or consolidation; and

(vi)	following the sale, merger or consolidation, in a financial condition at least equal to that of the Buyer at time of execution of the Agreement.

20.3	Designations by Seller

The Seller may at any time by notice to the Buyer designate facilities or personnel of ANACS or any Affiliate of the Seller at which or by whom the services to be performed under this Agreement will be performed. Notwithstanding such designation, the Seller will remain ultimately responsible for fulfillment of all obligations undertaken by the Seller in this Agreement.

20.4	Transfer of Rights and Obligations upon Reorganization

In the event that the Seller is subject to a corporate restructuring having as its object the

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transfer of, or succession by operation of law in, all or a substantial part of its assets and liabilities, rights and obligations, including those existing under this Agreement, to a person (“the Successor”) that is an Affiliate of the Seller at the time of that restructuring, for the purpose of the Successor carrying on the business carried on by the Seller at the time of the restructuring, such restructuring will be completed without consent of the Buyer following notification by the Seller to the Buyer in writing. The Buyer recognizes that succession of the Successor to the Agreement by operation of law, which is valid under the law pursuant to which that succession occurs, will be binding upon the Buyer.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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21 -	TERMINATION

21.1	Termination Events

21.1.1	Each of the following will constitute a “Termination Event”

(1)	The Buyer or any of its Affiliates commences in any jurisdiction any case, proceeding or other action with respect to the Buyer or any of its Affiliates or their properties relating to bankruptcy, insolvency, reorganization, winding-up, liquidation, dissolution or other relief from, or with respect to, or readjustment of, its debts or obligations.

(2)	An action is commenced in any jurisdiction seeking the appointment of a receiver, trustee, custodian or other similar official for the Buyer or any of its respective Affiliates or for all or any substantial part of their respective assets, and such action remains unstayed, undismissed or undischarged for sixty (60) days, or the Buyer or any of its Affiliates makes a general assignment for the benefit of its creditors.

(3)	An action is commenced in any jurisdiction against the Buyer or any of its respective Affiliates seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of their respective assets, and such action remains unstayed, undismissed or undischarged for sixty (60) days.

(4)	The Buyer or any of its Affiliates becomes the object, in any jurisdiction, of a case, proceeding or action similar or analogous to any of the events mentioned in Clause 21.1. (1), (2) or (3).

(5)	The Buyer or any of its Affiliates is generally not able, or is expected to be unable to, or will admit in writing its inability to, pay its debts as they become due.

(6)	The Buyer or any of its Affiliates commences negotiations with significant creditors, existing or potential, either with the intention of restructuring all or a substantial part of all of its outstanding obligations or in preparation for a bankruptcy filing under the U.S. Bankruptcy Code.

(7)	The Buyer or any of its Affiliates fails to make payment of (i) any payment required to be made under this Agreement or any other material agreement between the Buyer or any of its Affiliates and the Seller or any of its Affiliates when such payment is due, (ii) any Predelivery Payment required to be made under this Agreement when such payment is due, or (iii) payment of all or part of the Final Contract Price of any Aircraft required to be made under this Agreement.

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(8)	The Buyer repudiates, cancels or terminates this Agreement in whole or in part.

(9)	The Buyer defaults in its obligation to take delivery of an Aircraft as provided in Clause 9.2.

(10)	The Buyer or any of its Affiliates defaults in the observance or performance of any other covenant, undertaking or obligation contained in this Agreement or any other material agreement between the Buyer or its Affiliates, on the one hand, and the Seller or its Affiliates on the other hand, provided that, if such breach or default is capable of being cured and such breach or default is not cured within any specified cure period, or if no cure period is specified, within ten (10) days of such breach or default.

(11)	Any other event that the parties will agree in writing constitutes a Termination Event hereunder.

21.1.2	If a Termination Event occurs, the Buyer will be in material breach of this Agreement, and the Seller will have the right to resort to any remedy under applicable law, and may, without limitation, by written notice to the Buyer, immediately:

(1)	elect to: (i) suspend its performance under this Agreement with respect to any or all Aircraft, (ii) reschedule the Scheduled Delivery Month of any or all Aircraft remaining to be delivered under this Agreement, (iii) reschedule the date for performance under this Agreement with respect to any or all equipment, services, data and other items, and/or (iv) cancel or terminate this Agreement (a “Termination”) with respect to any or all Aircraft, and/or equipment, services, data and/or other items related thereto or terminate; and

(2)	claim and receive payment from the Buyer of a sum equal to *****

(A)	*****

(i)	*****

(ii)	*****

a.	*****

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b.	*****

c.	*****

d.	*****

e.	*****

(B)	*****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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(3)	Liquidated damages will be payable by Buyer promptly, and in any event within ten (10) days of the date of written notice and demand therefor from Seller, such demand to set forth in reasonable detail the calculation of such liquidated damages and to identify the Termination Event upon which the Seller is relying. The parties agree that the remedy of liquidated damages is not to be denied to the Seller due to the inability of Seller to deliver a notice and demand for payment thereof due to the operation of law following a bankruptcy or other Termination Event under Clause 21.1.1 (1) – (4). The parties further agree that in circumstances where a Termination Event has occurred and the Seller does not cancel this Agreement as to any or all Aircraft, but instead seeks to recover its actual damages resulting therefrom, the amount of actual damages payable by the Buyer will not exceed the amount of liquidated damages that could have been claimed by Seller pursuant to Clause 21.1.2 (2) had the Seller elected to claim, as a result of such Termination Event, liquidated damages pursuant to Clause 21.1.2 (2).

(4)	The parties to this Agreement are commercially sophisticated parties represented by competent counsel. The parties expressly agree and declare that damages for material breach of this Agreement by the Buyer resulting in a Termination of this Agreement as to any or all Aircraft have been liquidated at amounts which are reasonable in light of the anticipated or actual harm caused by the Buyer’s breach, the difficulties of proof of loss and the nonfeasibility of otherwise obtaining an adequate remedy. It is understood and agreed by the parties that the amount of liquidated damages set forth herein is the total amount of monetary damages, no more and no less, to which the Seller will be entitled for and with respect to any Aircraft as recovery for material breach of this Agreement by Buyer resulting in a Termination by the Seller of this Agreement as to such Aircraft.

21.2	Certain Definitions

For purposes of this Clause 21, the terms “Affected Aircraft”, “Applicable Date and “Escalated Price” are defined as follows:

(i)	“Affected Aircraft” – any or all Aircraft with respect to which the Seller has cancelled or terminated this Agreement pursuant to Clause 21.1.2 (1) (iv),

(ii)	“Applicable Date” – for any Affected Aircraft the date of the Termination Event which the Seller specifies in its notice and demand for payment of liquidated damages delivered under Clause 21.1.2 (3).

(iii)	“Escalated Price” – the sum of (i) the Base Price of the Airframe, (ii) the Base Price of SCNs and MSCNs entered into after the date of this Agreement, and (iii) the Reference Price of the Propulsion Systems, all as escalated to the Applicable Date in accordance with the provisions of Clause 4.

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21.3.	Notification of a Buyer Termination Event

Promptly upon becoming aware of the occurrence of a Termination Event by the Buyer, the Buyer will notify the Seller of such occurrence in writing, provided, that any failure by the Buyer to notify the Seller will not prejudice the Seller’s rights or remedies hereunder.

21.4	Information Covenants

The Buyer hereby covenants and agrees that, from the date of this Agreement until no further Aircraft are to be delivered hereunder, the Buyer will furnish or cause to be furnished to the Seller the following:

(a)	Annual Financial Statements. As soon as available and in any event no later than the date that the Buyer furnishes such annual statements to the Securities and Exchange Commission or successor thereto (the “SEC”) (i) a copy of the SEC Form 10-K filed by the Buyer with the SEC for such fiscal year, or, if no such Form 10-K was filed by the Buyer for such a fiscal year, the consolidated balance sheet of the Buyer and its Subsidiaries, as at the end of such fiscal year and the related consolidated statements of operations, of common stockholders’ equity (deficit) (in the case of the Buyer and its Subsidiaries) and of cash flows for such fiscal year, setting forth comparative consolidated figures as of the end of and for the preceding fiscal year, and examined by any firm of independent public accountants of recognized standing selected by the Buyer and reasonably acceptable to the Seller, whose opinion will not be qualified as to the scope of audit or as to the status of the Buyer as a going concern, and (ii) a certificate of such accounting firm stating that its audit of the business of the Buyer was conducted in accordance with generally accepted auditing standards.

(b)	Quarterly Financial Statements. As soon as available and in any event no later than the date that the Buyer furnishes such quarterly statements to the Securities and Exchange Commission or successor thereto, a copy of the SEC Form 10-Q filed by the Buyer with the SEC for such quarterly period, or, if no such Form 10-Q was filed by the Buyer with respect to any such quarterly period, the consolidated balance sheet of the Buyer and its Subsidiaries, as at the end of such quarterly period and the related consolidated statements of operations for such quarterly period and for the elapsed portion of the fiscal year ended with the last day of such quarterly period and in each case setting forth comparative consolidated figures as of the end of and for the related periods in the prior fiscal year, all of which will be certified by an Authorized Officer of the Buyer, subject to changes resulting from audit and normal year-end audit adjustments.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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(c)	Debt Rescheduling. (i) Promptly upon the Buyer commencing negotiations with one or more of its significant creditors with a view to general readjustment or rescheduling of all or any material part of its indebtedness under circumstances in which a reasonable business person, in the exercise of prudent business judgment, would conclude that the Buyer would otherwise not be able to pay such indebtedness as it falls due, notice of commencement of such negotiations, and (ii) thereafter timely advice of the progress of such negotiations until such negotiations are terminated or completed.

(d)	Acceleration of other indebtedness. Immediately upon knowledge by the Buyer that the holder of any bond, debenture, promissory note or any similar evidence of indebtedness of the Buyer or Affiliate thereof (“Other Indebtedness”) has demanded payment, given notice or exercised its right to a remedy having the effect of acceleration with respect to a claimed event of default under any Other Indebtedness, where the impact of the acceleration is likely to have a material adverse effect on the Buyer’s ability to perform its obligations under or in connection with the transactions contemplated by this Agreement, notice of the demand made, notice given or action taken by such holder and the nature and status of the claimed event of default and what the action the Buyer is taking with respect thereto.

(e)	Other Information. Promptly upon transmission thereof, copies of any filings and registrations with, and reports to, the SEC by the Buyer or any of its Subsidiaries, and, with reasonable promptness, such other information or documents (financial or otherwise) as the Seller may reasonably request from time to time.

For the purposes of this Clause 21, (x) an “Authorized Officer” of the Buyer will mean the Chief Executive Officer, the Chief Financial Officer or any Vice President and above who reports directly or indirectly to the Chief Financial Officer and (y) “Subsidiaries” will mean, as of any date of determination, those companies owned by the Buyer whose financial results the Buyer is required to include in its statements of consolidated operations and consolidated balance sheets.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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22 -	MISCELLANEOUS PROVISIONS

22.1	Data Retrieval

On the Seller’s reasonable request, the Buyer may, at its option, provide the Seller with all the necessary data, as customarily compiled by the Buyer and pertaining to the operation of the Aircraft, to assist the Seller in making an efficient and coordinated survey of all reliability, maintenance, operational and cost data with a view to improving the safety, availability and operational costs of the Aircraft.

22.2	Notices

Any notice, request or information required or permitted to be given under this Agreement shall be in writing and in English. Notices, requests, and information will be delivered in person or sent by fax, letter, or expedited courier delivery service by an internationally-recognized overnight courier addressed to the parties as set forth in this Clause. In the case of a fax, notice will be deemed received upon receipt by the recipient (which will be deemed to be the time and date set forth on the confirmation of receipt produced by the sender’s fax machine immediately after the fax was sent, provided that the fax was received between the hours of 9:00 a.m. and 4:00 p.m. on a Business Day in the place of receipt, but if it was not received during such time and day, then it shall be deemed to be received at 9:00 a.m. on the first Business Day in the place of receipt occurring after the date set forth on such confirmation). In the case of a mailed letter, notice will be deemed received on the tenth (10th) day after mailing. In the case of a notice sent by expedited courier delivery service, notice will be deemed received on the date of delivery set forth in the records of the courier which accomplished the delivery. If any notice is sent by more than one of the above listed methods, notice will be deemed received on the earliest possible date in accordance with the above provisions. Notices will be sent:

If to the Seller:

1, rond-point Maurice Bellonte

31700 Blagnac, France

Attention: VP – Contracts

Telephone: 33 05 61 30 40 12

Telecopy:   33 05 61 30 40 11

If to the Buyer:

Intrepid Aviation Group, LLC
650 Madison Avenue, 26th Floor
New York, New York 10022
Attention: Mr. Ronald K. Anderson
Telephone:	(212) 610-9084
Telecopier:	(212) 610-9020

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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With a copy to	Baker, Donelson, Bearman, Caldwell & Berkowitz, P.C.
counsel for the	165 Madison Avenue, Suite 2000
Buyer:	Memphis, Tennessee 38103
	Attention:	John E. Kruger, Esq.
	Telephone:	(901) 577-2306
	Telecopier:	(901) 577-0853

or to any party at such other address as the party may designate by notice duly given in accordance with this Clause.

22.3	Waiver

The failure of either party to enforce at any time any of the provisions of this Agreement, to exercise any right herein provided or to require at any time performance by the other party of any of the provisions hereof will in no way be construed to be a present or future waiver of such provisions nor in any way to affect the validity of this Agreement or any part hereof or the right of the other party thereafter to enforce each and every such provision. The express waiver by either party of any provision, condition or requirement of this Agreement will not constitute a waiver of any future obligation to comply with such provision, condition or requirement.

22.4	International Supply Contract

The Buyer and the Seller recognize that this Agreement is an international supply contract which has been the subject of discussion and negotiation, that all its terms and conditions are fully understood by the parties, including, but not limited to, the Specification, the price of the Aircraft and all waivers, releases and remunerations by the Buyer set out herein.

22.5	Certain Representations Of The Parties

22.5.1	Buyer’s Representations

The Buyer represents and warrants to the Seller that:

(i)	the Buyer is a limited liability company organized and existing in good standing under the laws of the State of Delaware and has the power and authority to enter into and perform its obligations under this Agreement;

(ii)	the entry into and performance of this Agreement and the transactions contemplated hereby do not and will not violate or conflict with: (i) any law, statute or regulation or any official or judicial order, judgment or decree applicable to the Buyer; (ii) the constituent documents of the Buyer; or (iii) any agreement or document to which the Buyer is a party or which is binding upon the Buyer or its assets; and

(iii)	this Agreement has been duly authorized, executed and delivered by the Buyer and constitutes the legal, valid and binding obligation of the Buyer enforceable against the Buyer in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting the enforcement of creditor’s rights, generally and to general principles of equity.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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22.5.2	Seller’s Representations

The Seller represents and warrants to the Buyer that:

(i)	the Seller is organized and existing in good standing under the laws of the Republic of France and has the corporate power and authority to enter into and perform its obligations under the Agreement;

(ii)	the entry into and performance of this Agreement and the transactions contemplated hereby do not and will not violate or conflict with: (i) any law, statute or regulation or any official or judicial order, judgment or decree applicable to the Seller or any of the Aircraft; (ii) the corporate governing documents of the Seller; or (iii) any agreement or document to which the Seller is a party or which is binding upon the Seller or its assets; and

(iii)	this Agreement has been duly authorized, executed and delivered by the Seller and constitutes the legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting the enforcement of creditor’s rights, generally and to general principles of equity.

22.6	Interpretation And Law

THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAWS PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

Each of the Seller and the Buyer (i) hereby irrevocably submits itself to the nonexclusive jurisdiction of the courts of the state of New York, New York County, of the United States District Court for the Southern District of New York, for the purposes of any suit, action or other proceeding arising out of this Agreement, the subject matter hereof or any of the transactions contemplated hereby brought by any party or parties hereto, and (ii) hereby waives, and agrees not to assert, by way of motion, as a defense or otherwise, in any such suit, action or proceeding, to the extent permitted by applicable law, any defense based on sovereign or other immunity or that the suit, action or proceeding which

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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is referred to in this Clause 22.6(i) above is brought in an inconvenient forum, that the venue of such suit, action or proceeding is improper, or that this Agreement or the subject matter hereof or any of the transactions contemplated hereby may not be enforced in or by these courts.

THE PARTIES HEREBY ALSO AGREE THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS TRANSACTION.

22.6.1	The Buyer for itself and its successors and assigns hereby designates and appoints the Secretary of the Buyer duly elected from time to time as its legal agent and attorney-in-fact upon whom all processes against the Buyer in any suit, action or proceeding in respect of any matter as to which it has submitted to jurisdiction under Clause 22.6 may be served with the same effect as if the Buyer were a corporation organized under the laws of the State of New York and had lawfully been served with such process in such state, it being understood that such designation and appointments will become effective without further action on the part of its Corporate Secretary.

22.6.2	The assumption in Clause 22.6.1 made for the purpose of effecting the service of process will not affect any assertion of diversity by either party hereto initiating a proceeding in the New York Federal Courts or seeking transfer to the New York Federal Courts on the basis of diversity.

22.6.3	Service of process in any suit, action or proceeding in respect of any matter as to which the Seller or the Buyer has submitted to jurisdiction under Clause 22.6 may be made on the Seller by delivery of the same personally or by dispatching the same via Federal Express, UPS, or similar international air courier service prepaid to, CT Corporation, New York City offices as agent for the Seller, it being agreed that service upon CT Corporation will constitute valid service upon the Seller or by any other method authorized by the laws of the State of New York, and (ii) may be made on the Buyer by delivery of the same personally or by dispatching the same by Federal Express, UPS, or similar international air courier service prepaid, return receipt requested to: Corporate Secretary, Intrepid Aviation Group, LLC, 650 Madison Avenue, 26th Floor, New York, New York, 10022,or by any other method authorized by the laws of the State of New York; provided in each case that failure to deliver or mail such copy will not affect the validity or effectiveness of the service of process.

22.6.4	Headings

Headings have been inserted for convenience only and may not be used in connection with the interpretation of this Agreement

22.7	Waiver of Jury Trial

EACH OF THE PARTIES HERETO WAIVES ITS RIGHT TO TRIAL BY JURY IN ANY LITIGATION ARISING OUT OF OR RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM OR CROSS-CLAIM THEREIN.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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22.8	No Representations outside of this Agreement.

The parties declare that, prior to the execution of this Agreement, they, with the advice of their respective counsel, apprised themselves of sufficient relevant data in order that they might intelligently exercise their own judgments in deciding whether to execute this Agreement and in deciding on the contents of this Agreement. Each party further declares that its decision to execute this Agreement is not predicated on or influenced by any declarations or representations by any other person, party, or any predecessors in interest, successors, assigns, officers, directors, employees, agents or attorneys of any said person or party, except as set forth in this Agreement. This Agreement resulted from negotiation involving counsel for all of the parties hereto and no term herein will be construed or interpreted against any party under the contra proferentum or any related doctrine.

22.9	Confidentiality

Subject to any legal or governmental requirements of disclosure, except as required by litigation to enforce the terms hereof, the parties (which for this purpose will include their employees, and legal counsel) will maintain the terms and conditions of this Agreement and any reports or other data furnished hereunder strictly confidential, including but not limited to, the Aircraft pricing (the “Confidential Information”). Without limiting the generality of the foregoing, the parties will use their best efforts to limit the disclosure of the contents of this Agreement to the extent legally permissible in (i) any filing required to be made by the parties with any governmental agency and will make such applications as will be necessary to implement the foregoing, and (ii) any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto. With respect to any public disclosure or filing (other than a lawsuit to enforce the terms hereof), each party agrees to submit to the other party a copy of the proposed document to be filed or disclosed and will give the other party a reasonable period of time in which to review said document. The parties will consult with each other prior to the making of any public disclosure or filing (other than a lawsuit to enforce the terms hereof), permitted hereunder, of this Agreement or the terms and conditions thereof.

The provisions of this Clause 22.9 will survive any termination of this Agreement.

22.10	Severability

If any provision of this Agreement should for any reason be held ineffective, the remainder of this Agreement will remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law that renders any provision of this Agreement prohibited or unenforceable in any respect.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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22.11	Entire Agreement

This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any previous understanding, commitments or representations whatsoever, whether oral or written. This Agreement may not be amended or modified except by an instrument in writing of even date herewith or subsequent hereto executed by both parties or by their fully authorized representatives.

22.12	Inconsistencies

In the event of any inconsistency between the terms of this Agreement and the terms contained in either (i) the Specification, or (ii) any other Exhibit, in each such case the terms of this Agreement will prevail over the terms of the Specification or any other Exhibit. For the purpose of this Clause 22.12, the term Agreement will not include the Specification or any other Exhibit hereto.

22.13	Language

All correspondence, documents and any other written matters in connection with this Agreement will be in English.

22.14	Counterparts

This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

22.15	International Registry Filings

The Seller agrees to consent to such filings with the International Registry, as the Buyer or its Lenders may reasonably request in connection with the sale of any of the Aircraft by the Seller to the Buyer hereunder, or the financing by the Buyer thereof (the “International Registry Filings”), immediately upon receipt by it of all amounts then due and owing under this Agreement.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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IN WITNESS WHEREOF, these presents were entered into as of the day and year first above written.

AIRBUS S.A.S.

By:

Name:

Title:

Accepted and Agreed

INTREPID AVIATION GROUP, LLC
By:	Intrepid Aviation Management, LLC,
Authorized Signatory

By:
RONALD K. ANDERSON, Chief Executive Officer

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

135/135

EXHIBIT A

The A330-200 Freighter Aircraft Standard Specification is contained in a separate folder.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exh. A-1

EXHIBIT B-1

AIRBUS SPECIFICATION CHANGE NOTICE (SCN)	SCN No. Issue Dated Page No.

TITLE

DESCRIPTION

EFFECT ON WEIGHT

Manufacturer’s Weight Empty Change:

Operational Weight Empty Change:

Allowable Payload Change:

REMARKS/REFERENCES

Response to RFC

SPECIFICATION CHANGED BY THIS SCN

THIS SCN REQUIRES PRIOR OR CONCURRENT ACCEPTANCE OF THE FOLLOWING SCN(s)

PRICE PER AIRCRAFT

US DOLLARS:

AT DELIVERY CONDITIONS:

This change will be effective on                      Aircraft No.              and subsequent provided approval is received by                             .

BUYER APPROVAL		SELLER APPROVAL

By:		By:

Title:	(Authorized Finance Department Officer)	Date:

By:

Title:	(Authorized maintenance or flight operations officer)

Date:

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exh. B-1-1

EXHIBIT B-1

AIRBUS SPECIFICATION CHANGE NOTICE (MSCN)	SCN No. Issue Dated Page No.

SCOPE OF CHANGE (FOR INFORMATION ONLY)

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exh. B-1-2

EXHIBIT B-2

SCN LIST – BASELINE CONFIGURATION

*****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exh. B-2-1

EXHIBIT B-3

AIRBUS MANUFACTURER’S SPECIFICATION CHANGE NOTICE (MSCN)	Airline MSCN Number Issue Dated Page 1 of 3

Title:

Description

Effect on Weight

Manufacturer’s Weight Empty Change  :

Operational Weight Empty Change        :

Allowable Payload Change                     :

Remarks / References

Specification changed by this MSCN

Price per aircraft

US DOLLARS :

AT DELIVERY CONDITIONS :

This change will be effective on	Aircraft No	and subsequent.
Provided MSCN is not rejected by

Buyer Approval	Seller Approval

By:	By:

Date	Date:

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exh. B-3-1

EXHIBIT B-3

AIRBUS MANUFACTURER’S SPECIFICATION CHANGE NOTICE (MSCN)	Airline MSCN Number Issue Dated Page 2 of 3

Specification repercussion:

After contractual agreement with respect to weight, performance, delivery, etc, the indicated part of the specification wording will read as follows:

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exh. B-3-2

EXHIBIT B-3

AIRBUS MANUFACTURER’S SPECIFICATION CHANGE NOTICE (MSCN)	Airline MSCN Number Issue Dated Page 3 of 3

Scope of change (FOR INFORMATION ONLY)

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exh. B-3-3

EXHIBIT C

SELLER SERVICE LIFE POLICY

1.	The Items of primary and auxiliary structure described hereunder are covered by the Service Life Policy described in Subclause 12.2 of the Agreement.

2.	WINGS - CENTER AND OUTER WING BOX

2.1	Spars

2.2	Ribs and stringers Inside the wing Box

2.3	Upper and Lower panels of the wing box

2.4	Fittings

2.4.1	Support Structure and attachment fittings for the flap structure

2.4.2	Support Structure and attachment fitting for the engine pylons

2.4.3	Support Structure and attachment fitting for the main landing gear

2.4.4	Support Structure and attachment fitting for the center wing box

2.5	Auxiliary Support Structure

2.5.1	For the slats:

2.5.1.1	Ribs supporting the track rollers on wing box structure

2.5.1.2	Ribs supporting the actuators on wing box structure

2.5.2	For the ailerons:

2.5.2.1	Hinge brackets and ribs on wing box rear spar or shroud box

2.5.2.2	Actuator fittings on wing box rear spar or shroud box

2.5.3	For airbrakes, spoilers, lift dumpers:

2.5.3.1	Hinge brackets and ribs on wing box rear spar or shroud box

2.5.3.2	Actuator fittings on wing box rear spar or shroud box

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exh. C-1

EXHIBIT C

3.	FUSELAGE

3.1	Fuselage Structure

3.1.1	Fore and aft bulkheads

3.1.2	Pressurized floors and bulkheads surrounding the main and nose gear wheel well and center wing box

3.1.3	Skins with doublers, stringers and frames from the forward pressure bulkheads to the frame supporting the rear attachment of horizontal stabilizer

3.1.4	Window and windscreen attachment structure but excluding transparencies

3.1.5	Passenger and cargo doors internal structure and skin

3.1.6	Sills, excluding scuff plates, and upper beams surrounding passenger and cargo door apertures

3.1.7	Cockpit floor structure and passenger cabin floor beams excluding floor panels and seat rails

3.1.8	Keel beam structure

3.1.9	Any new structure added to accommodate the new NLG

3.2	Fittings

3.2.1	Landing gear support structure and attachment fitting

3.2.2	Support structure and attachment fittings for the vertical and horizontal stabilizers

4.	STABILIZERS

4.1	Horizontal Stabilizer Main Structural Box

4.1.1	Spars

4.1.2	Ribs

4.1.3	Upper and lower skins and stringers

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exh. C-2

EXHIBIT C

4.1.4	Support structure and attachment fitting to fuselage and trim screw actuator

4.1.5	Elevator support structure

4.1.5.1	Hinge bracket

4.1.5.2	Servocontrol attachment brackets

4.2	Vertical Stabilizer Main Structural Box

4.2.1	Spars

4.2.2	Ribs

4.2.3	Skins and stringers

4.2.4	Support Structure and attachment fitting to fuselage

4.2.5	Rudder support structure

4.2.5.1	Hinge brackets

4.2.5.2	Servocontrol attachment brackets

5.	PYLON

5.1	For the Pylon Main Structural Box

5.2	Spars

5.3	Ribs

5.4	Skin, doublers and stiffeners

5.5	Support structure and attachment fitting for engine supports

6.	Bearing and roller assemblies, bearing surfaces, bushings, fittings other than those listed above, access and inspection doors, including manhole doors, latching mechanisms, all system components, commercial interior parts, insulation and related installation and connecting devices are excluded from this Seller Service Life Policy.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exh. C-3

EXHIBIT D

CERTIFICATE OF ACCEPTANCE

In accordance with the terms of that certain Airbus A330-200 Freighter Purchase Agreement dated as of                     , between INTREPID AVIATION GROUP, LLC, (“INTREPID”) and AIRBUS, S.A.S. (“AIRBUS”) (the “Purchase Agreement”), the technical acceptance tests relating to the Airbus A330-200 Freighter aircraft, Manufacturer’s Serial Number:             , Registration Number:              with two (2) [Manufacturer] [            ] series Propulsion Systems installed thereon, serial nos.              (position #1) and              (position #2) (the “A330-200F Aircraft”), have taken place at                      on the      day of             ,         .

In view of said tests having been carried out with satisfactory results, INTREPID pursuant to the purchase agreement assignment dated [    ] hereby approves the A330-200F Aircraft as being in conformity with the provisions of the Purchase Agreement.

Said acceptance does not impair the rights that may be derived from the warranties and guarantees relating to the A330-200F Aircraft set forth in the Purchase Agreement.

INTREPID specifically recognizes that it has waived any right it may have at law or otherwise to revoke this acceptance of the A330-200F Aircraft.

RECEIPT AND ACCEPTANCE OF THE ABOVE- DESCRIBED A330-200F AIRCRAFT IS HEREBY ACKNOWLEDGED

INTREPID AVIATION GROUP, LLC
By:	INTREPID AVIATION MANAGEMENT, LLC Authorized Signatory

By:

Name:

Title:

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exh. D-1

EXHIBIT E

BILL OF SALE

Know all persons by these presents that AIRBUS, S.A.S. (the “Seller”), societe par actions simplifiee existing under the laws of the Republic of France, whose address is 1 rond-point Maurice Bellonte, 31700 Blagnac, Cedex, FRANCE, is the owner of the title to the following airframe (the “Airframe”), the attached engines as specified (the “Engines”) and all appliances, components, parts, instruments, accessories, furnishings, modules and other equipment of any nature, excluding Buyer Furnished Equipment (“BFE”), incorporated therein, installed thereon or attached thereto on the date hereof (the “Parts”):

MANUFACTURER OF AIRFRAME:	MANUFACTURER OF ENGINES:

AIRBUS S.A.S	[ ]

MODEL: A330-200 FREIGHTER	MODEL: [ ]

MANUFACTURER’S SERIAL NUMBER: [ ]	SERIAL NUMBERS: LH: [ ] RH: [ ]

REGISTRATION NO: [ ]

The Airframe, Engines and Parts are hereafter together referred to as the aircraft (the “A330-200F Aircraft”).

The Seller does this      day of                      sell, transfer and deliver all of its above described rights, title and interest to the A330-200F Aircraft to the following company and to its successors and assigns forever, said Aircraft to be the property thereof:

[INTREPID AVIATION GROUP, LLC or its designee] (the “Buyer”)

The Seller hereby warrants to the Buyer that the Seller has on the date hereof good and lawful right to sell, deliver and transfer title to the A330-200F Aircraft to the Buyer and that the Seller hereby conveys to the Buyer on the date hereof good, legal, marketable and valid title to said Aircraft, free and clear of all liens, security interests claims, charges, encumbrances and rights of others.

This Bill of Sale will be governed by and construed and the performance thereof will be determined in accordance with the laws of the State of New York, without giving effect to its conflicts of laws provisions that would result in the application of the law of any other jurisdiction.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exh. E-1

EXHIBIT E

IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed by its duly authorized representative this      day of [month/year]

AIRBUS, S.A.S. Signature:

By:
Title:

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exh. E-2

EXHIBIT F

A330-200F

INTREPID

EXHIBIT F

TECHNICAL DATA INDEX

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exh. F-1

EXHIBIT F

TECHNICAL DATA INDEX

Where applicable data will be established in general compliance with ATA Specification 2200 (iSpec2200), Information Standards for Aviation Maintenance

The following index identifies the Technical Data provided in support of the Aircraft.

The explanation of the table is as follows:

NOMENCLATURE	Self-explanatory.

ABBREVIATED DESIGNATION (Abbr)	Self-explanatory.

AVAILABILITY (Avail)

Technical Data can be made available:

•	ON-LINE (ON) through the relevant service on Airbus|World,

and / or

•	OFF-LINE (OFF) through the most suitable means applicable to the size of the concerned document (e.g CD or DVD).

FORMAT (Form)

Following Technical Data formats may be used:

•	XML – Raw data for processing. Evolution of the SGML format to cope with WEB technology requirements.

•	SGML – ATA iSpec 2200 compliant raw data, for data processing by the Buyer

•	Advanced Consultation Tool: Includes the relevant Technical Data and an advanced consultation and navigation software to browse the Data.

•	PDF (PDF) - Portable Document Format allowing data consultation

•	CD-P - refers to CD-Rom including Portable Document Format (PDF) Data.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exh. F-2

EXHIBIT F

TYPE	C	CUSTOMIZED. Refers to manuals that are applicable to an individual Airbus customer/operator fleet or aircraft.

	G	GENERIC. Refers to manuals that are applicable for all Airbus aircraft types/models/series.

	E	ENVELOPE. Refers to manuals that are applicable to a whole group of Airbus customers for a specific aircraft type/model/series.

QUANTITY (Qty)	Self-explanatory for physical media.

DELIVERY (Deliv)	Delivery refers to scheduled delivery dates and is expressed in either the number of corresponding days prior to first Aircraft delivery, or nil (0) corresponding to the first delivery day.

The number of days indicated shall be rounded up to the next regular revision release date.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exh. F-3

EXHIBIT F

NOMENCLATURE	Abbr	Avail	Form	Type	Qty	Deliv	Comments
OPERATIONAL MANUALS AND DATA
FLIGHT CREW OPERATING MANUAL	FCOM	OFF	XML	C	1	90

XML Data will be downloadable from the Airbus On-Line Services portal and supplied off-line on CD/DVD The FCOM in XML format comes with a

•   Customization and publishing tool (FOSP / Flight Operations Standard Pack) and

•  Consultation tool (FOCT / Flight Operations Consultation Tool) XML data may either be used as is, or used as source data for customization by the operator, to comply with operational needs, internal airline policy or to adapt to local airworthiness regulations.

In the latter case XML data will be used as input for the FOSP to modify the content.

FOSP shall also be used to publish the content in the final FOCT consultation format.

The FOCT will provide the crew with an electronic mean to consult FCOM Data and other operational data in the cockpit and/or on ground

The FOSP & FOCT will be used for all Operational Manuals and Data supplied in XML format in the present Exhibit F.

	FCOM	ON	XML	C	On-line	90

Flight Crew Training Manual	FCTM	OFF	XML	C	1	90	FCTM is a supplement to DCOM / a “Pilot’s guide” for use in training and in operations

	FCTM	ON	XML	C	On-line	90
Flight Manual	FM	OFF	XML	C	1	0	Note: the customization capability of the FOSP does not apply to the certified AFM. However, the Configuration Dviation List (CDL), that is part of the AFM has an operational module that can be customized, similarly to the MMEL.
	FM	ON	XML	C	On-line	0

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exh. F-4

EXHIBIT F

NOMENCLATURE	Abbr	Avail	Form	Type	Qty	Deliv	Comments
OPERATIONAL MANUALS AND DATA
Master Minimum Equipment List	MMEL	OFF	XML	C	1	180	XML to be used for issue of the Customer MEL through the FOSP customization tool
	MMEL	ON	XML	C	On-line	180
Quick Reference Handbook	QRH	OFF	XML	C	1	90
		ON	XML	C	On-line	90
Trim Sheet	TS	OFF	WordDoc	C	1	0	Office Automation format (.doc) for further processing by the Buyer
Weight and Balance Manual	WBM	OFF	CD-P	C	3		Fleet customized WBM for reference in central Library (*) plus one copy per Aircraft at Delivery. For the WBM the flight deck copy is an advance copy only of the customized manual, not subject to revision or updating. Weighing Equipment List delivered two weeks after Aircraft Delivery
	WBM	ON	PDF	C	On-line	0
Performance Engineer’s Programs	PEP	ON	Performance Computation Tool	C	1	90	A collection of aircraft Performance software tools in a common interface.
	PEP	OFF	Performance Computation Tool on CD	C	N/A	90
Performance Programs Manual	PPM	OFF	CD-P	C	1	90	Explains how to use the PEP & contains specific Data for engineers, which are not contained in the FCOM.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exh. F-5

EXHIBIT F

NOMENCLATURE	Abbr	Avail	Form	Type	Qty	Deliv	Comments
MAINTENANCE AND ASSOCIATED DATA

AirN@v / Maintenance, including: Aircraft Maintenance Manual: AMM Illustrated Parts Catalog (Airframe): IPC Trouble Shooting Manual: TSM Aircraft Schematics Manual: ASM Aircraft Wiring Lists: AWL Aircraft Wiring Manual: AWM Electrical Standard Practices Manual: ESPM	AirN@v / Maintenance	ON	Advanced Consultation Tool	C	On-line	90
	AirN@v / Maintenance	OFF	Advanced Consultation Tool on DVD	C		90

AirN@v is a WEB technology based product, designed for installation on the aircraft Operators network.

For all Manuals in AirN@v / Maintenance, SGML Data is available for further processing. It will only be delivered upon explicit request from the aircraft Operator for the concerned Data.

PIPC/ Powerplant IPC data are integrated into the Aircraft IPC.

AirN@v / Associated Data Consumable Material List: CML Standards Manual: SM Electrical Standard Practices Manual: ESPM Tooling Data: Tool and Equipment Manual: TEM & Support Equipment Summary: SES				G
Technical Follow-up	TFU	OFF	CD-P	E		90	Off-line delivery of TFU CD for Trouble shooting & maintenance, to be used in association with AirN@v / Maintenance

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exh. F-6

EXHIBIT F

NOMENCLATURE	Abbr	Avail	Form	Type	Qty	Deliv	Comments
MAINTENANCE AND ASSOCIATED Data (Cont’d)
Ecam System Logic Data	ESLD	ON	PDF	E	On-line	90
	ESLD	OFF	CD-P	E		90
Electrical Load Analysis	ELA	OFF	PDF/RTF/ Excel	C		+30	One ELA supplied for each Aircraft, delivered one month after Aircraft Delivery PDF File + Office automation format RTF & Excel file delivered on one single CD for ELA updating by the Buyer
Electrical Standard Practices booklet	ESP	OFF	P2*	G		90	*Pocket size format booklets for ground mechanics
Flight Data Recording Parameter Library	FDRPL	OFF	Advanced Consultation Tool on CD	E		90

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exh. F-7

EXHIBIT F

NOMENCLATURE	Abbr	Avail	Form	Type	Qty	Deliv	Comments
MAINTENANCE AND ASSOCIATED DATA (Cont’d)
AirN@v / Planning, including: Maintenance Planning Document / MPD	AirN@v / Planning	ON	Advanced Consultation Tool	E	On-line	360	Includes 3 files: SGML, PDF, Excel Files Life Limited Parts / LLP information included in SMD
	AirN@v / Planning	OFF	Advanced Consultation Tool on DVD	E		360
Maintenance Review Board Report	MRBR	ON	PDF	E	On-line	360
	MRBR	OFF	CD-P	E		360
Scheduled Maintenance Data	SMD	ON	PDF	E	On-line	360	SMD is the Airbus repository for the Maintenance Review Board Report / MRBR & the Airworthiness Limitation Section /ALS Includes PDF files and Excel tables
	SMD	OFF	CD-P	E		360
Tool and Equipment Drawings	TED	ON	Advanced Consultation Tool	E	On-line	360	On-line Consultation from Engineering Drawings Service
AirN@v / Engineering, including: Airworthiness Directives / AD Consignes de Navigabilite / CN (French DGAC) All Operator Telex / AOT Operator Information Telex / OIT Flight Operator Telex / FOT Modification / MOD Modification Proposal / MP Service Bulletin / SB Service Information Letter / SIL Technical Follow-Up / TFU Vendor Service Bulletin / VSB	Engineering Technical Data Service	ON	Advanced Consultation Tool	C	On-line	90
	AirN@v / Engineering	OFF	Advanced Consultation Tool on DVD	C		90

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exh. F-8

EXHIBIT F

NOMENCLATURE	Abbr	Avail	Form	Type	Qty	Deliv	Comments
STRUCTURAL MANUALS
AirN@v / Repair, including: Structural Repair Manual: SRM Nondestructive Testing Manual: NTM Nacelle SRM: NSRM	AirN@v / Repair	ON	Advanced Consultation Tool	E	On-line	90	Specific to freighter aircraft SRM data
	AirN@v / Repair	OFF	Advanced Consultation Tool on DVD	E		90
	NSRM	OFF	CD-P	E		90	Nacelle Supplier supply

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exh. F-9

EXHIBIT F

NOMENCLATURE	Abbr	Avail	Form	Type	Qty	Deliv	Comments
OVERHAUL DATA
Component Documentation Status	CDS	OFF	CD	C		180	Revised until 180 days after Aircraft Delivery
Component Evolution List	CEL	ON	PDF	G	On-line	-
	CEL	OFF	CD-P	G		-
AirN@v / Workshop, including Component Maintenance Manual Manufacturer / CMMM Duct Fuel Pipe Repair Manual / DFPRM	AirN@v Workshop	ON	Advanced Consultation Tool	E	On-line	180
	AirN@v / Workshop	OFF	Advanced Consultation Tool on DVD	E		180
Component Maintenance Manual – Vendor	CMMV	OFF	CD-P	E		180	PDF on CD to be provided by Vendors
	CMMV	ON	PDF	E	On-line	180	Available from the “Supplier Technical Documentation” Service in Airbus/World

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exh. F-10

EXHIBIT F

NOMENCLATURE	Abbr	Avail	Form	Type	Qty	Deliv	Comments
ENGINEERING DOCUMENTS
Mechanical Drawings	MD	ON	Advanced Consultation Tool	C	On-line	0	On-line Consultation from Engineering Drawings Service
Parts Usage (Effectivity)	PU	ON	Advanced Consultation Tool	C	On-line	0	On-line Consultation from Engineering Drawings Service
Parts List	PL	ON	Advanced Consultation Tool	C	On-line	0	On-line Consultation from Engineering Drawings Service
Process and Material Specification	PMS	ON	PDF	G	On-line	0
	PMS	OFF	CD-P	G		0

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exh. F-11

EXHIBIT F

NOMENCLATURE	Abbr	Avail	Form	Type	Qty	Deliv	Comments
MISCELLANEOUS PUBLICATIONS
Airplane Characteristics for Airport Planning / AC Maintenance Facility Planning / MFP Ground Support Equipment Vendor Information Manual / GSE VIM	AMVG	ON	PDF	E	On-line	360	Free On-Line access in Airbus | World, Maintenance & Engineering Community / Technical Data
	AMVG	OFF	CD-P	E		360	AC, MFP and GSE VIM are grouped on one single CD / Back-up set to On-Line access
ATA 100 Breakdown	ATAB	OFF	CD-P	E		360	6 Digits ATA 100 Breakdown
C@DETS /Technical Data Training Software	C@DETS	OFF	Advanced Consultation Tool on CD	G		360	Training Software applicable to major Maintenance, Material, Repair Technical Data and to Maintenance Associated Data
	C@DETS	ON	PDF	G	On-line	360
Aircraft Recovery Manual	ARM	ON	PDF	E	On-line	90
	ARM	OFF	CD-P	E		90
Aircraft Rescue & Firefighting Chart	ARFC	ON	PDF	E	On-line	180	Free On-Line access and download in Airbus | World, Maintenance & Engineering Community / Technical Data
Cargo Loading System Manual	CLS	ON	PDF	E	On-line	180
	CLS	OFF	CD-P	E		180	One CLS per delivered Aircraft
List of Effective Technical Data	LETD	ON	PDF	C	On-line	90
List of Radioactive and Hazardous Elements	LRE	ON	PDF	G	On-line	90
	LRE	OFF	CD-P	G		90
Livestock Transportation Manual	LTM	ON	PDF	E	N/A	90
	LTM	OFF	CD-P	E		90
Service Bulletins	SB	ON	Advanced Consultation Tool	C	N/A	0	Full SB content and SB search functions available from the ETDS / Engineering Technical Documentation Service in Airbus | World / Note: SB cross reference Index available from AirN@v / Engineering on DVD

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exh. F-12

EXHIBIT F

NOMENCLATURE	Abbr	Avail	Form	Type	Qty	Deliv	Comments
MISCELLANEOUS PUBLICATIONS
Supplier Product Support Agreements 2000	SPSA	ON	PDF	G	On-line	360	Based on General Conditions of Purchase (GCP) 2000 issue 4
	SPSA	OFF	CD-P	G		360
Transportability Manual	TM	OFF	CD-P	G		180
Vendor Information Manual	VIM	ON	Advanced Consultation Tool	G	On-line	360
	VIM	OFF	Advanced Consultation Tool on CD	G		360

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exh. F-13

EXHIBIT G

AIRFRAME PRICE REVISION FORMULA

1	BASE PRICE

The Base Price of the applicable Airframe is as quoted in Clause 3.1.2 of the Agreement.

2	BASE PERIOD

The Base Price of the applicable Airframe has been established in accordance with the average economic conditions prevailing in December 2004, January 2005, February 2005 and corresponding to a theoretical delivery in January 2006 as defined by “ECIb” and “ICb” index values indicated in Paragraph 4 of this Exhibit G.

This Base Price is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions of Paragraphs 4 and 5 of this Exhibit G.

“ECIb” and “ICb” index values indicated in Paragraph herein will not be subject to any revision.

3	INDEXES

Labor Index: “Employment Cost Index for Workers in Aerospace manufacturing” hereinafter referred to as “ECI336411W”, quarterly published by the US Department of Labor, Bureau of Labor Statistics, in “NEWS”, and found in Table 9, “WAGES and SALARIES (not seasonally adjusted): Employment Cost Indexes for Wages and Salaries for private industry workers by industry and occupational group”, or such other name that may be from time to time used for the publication title and/or table, (Aircraft manufacturing, NAICS code 336411, base month and year December 2005 = 100).

The quarterly value released for a certain month (March, June, September and December) shall be the one deemed to apply for the two preceding months.

Index code for access on the Web site of the US Bureau of Labor Statistics: CIU2023211000000I.

Material Index: “Industrial Commodities” (hereinafter referred to as “IC”) as published in “Producer Price Indexes” (Table 6. Producer price indexes and percent changes for commodity groupings and individual items). (Base Year 1982 = 100).

Index code for access on the Web site of the US Bureau of Labor Statistics: WPU03THRU15.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exh. G-1

EXHIBIT G

4	REVISION FORMULA

Pn	=	(Pb + F) x [(***** x ECIn/ECIb) + (***** x ICn/ICb)]

Where	:

Pn	:	the Base Price as revised as of the Delivery Date of the Airframe
Pb	:	the Base Price of the applicable Airframe at economic conditions December 2004, January 2005, February 2005 averaged (January 2006 delivery conditions)

F	:	(***** x N x Pb)
where N = the calendar year of delivery of the applicable Aircraft minus 2006

ECIn	:	the arithmetic average of the latest published values of the ECI 336411W-Index available at the date of delivery of the applicable Aircraft for the 11th, 12th and 13th months prior to the month of delivery of the applicable Aircraft

ECIb	:	ECI 336411W -Index for December 2004, January 2005, February 2005 averaged (*****)

ICn	:	the arithmetic average of the latest published values of the IC-Index available at the date of delivery of the applicable Aircraft for the 11th, 12th and 13th months prior to the month of delivery of the applicable Aircraft Delivery

ICb	:	IC-Index for December 2004, January 2005, February 2005, averaged (*****)

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exh. G-2

EXHIBIT G

5	GENERAL PROVISIONS

5.1	Roundings

The ECI 336411W average and the IC average will be computed to the first decimal. If the next succeeding place is five (5) or more, the preceding decimal place shall be raised to the next higher figure.

Each quotient shall be rounded to the nearest ten-thousandth (4 decimals). If the next succeeding place is five (5) or more, the preceding decimal place shall be raised to the next higher figure.

The final factor will be rounded to the nearest ten-thousandth (4 decimals).

The final price will be rounded to the nearest whole number (0.5 or more rounded to 1).

5.2	Substitution of Indexes for Airframe Price Revision Formula

If;

(i) the United States Department of Labor substantially revises the methodology of calculation of the labor index ECI 336411W or material index IC as used in this Exhibit, or

(ii)	the United States Department of Labor discontinues, either temporarily or permanently, such labor index ECI 336411W or material index IC index, or

(iii)	the data samples used to calculate such labor index ECI 336411W or material index IC are substantially changed;

the Seller will select a substitute index for inclusion in the Airframe Price Revision Formula (the “Substitute Index”).

The Substitute Index will reflect as closely as possible the actual variance of the labor costs or of the material costs used in the calculation of the original labor index ECI 336411W or material index IC as the case may be.

As a result of the selection of the Substitute Index, Seller will make an appropriate adjustment to the Airframe Price Revision Formula to combine the successive utilization of the original labor index ECI 336411W or material index IC (as the case may be) and of the Substitute Index.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exh. G-3

EXHIBIT G

5.3	Final Index Values

The Base Price as revised as of the Delivery Date of the Aircraft will be final and will not be subject to further adjustments of any kind and for any reason to the applicable indexes as published at the date of Aircraft delivery.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exh. G-4

EXHIBIT H

PROPULSION SYSTEMS PRICE REVISION FORMULA

PRATT AND WHITNEY

1	REFERENCE PRICE

The Reference Price of the applicable Propulsion Systems is as quoted in Clause 3.1.3(ii)

This Reference Price is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics and in accordance with the provisions of Paragraphs 4 and 5 of this Exhibit H.

2	REFERENCE PERIOD

The above Reference Price has been established in accordance with the economic conditions prevailing in June 2005 as defined, according to PRATT & WHITNEY by the HEb and ICb index values indicated in Clause 4 hereof.

3	INDEXES

Labor Index: “Aircraft engines and engine parts” North American Industries Classification System code 336412 - Average hourly earnings (hereinafter referred to as “AHEnaics336412”) as published in “Employment and Earnings” (Establishment Data-Hours and Earnings not seasonally adjusted Table B-15. Average hours and earnings of production or non-supervisory workers on private non-farm payrolls by detailed industry).

Index code for access on the Web site of the US Bureau of Labor Statistics: CEU3133641206.

Material Index: “Industrial Commodities” (hereinafter referred to as “IC”) as published in “PPI Detailed report” (found in Table 6: “Producer price indexes and percent changes for commodity groupings and individual items not seasonally adjusted” or such other names that may from time to time be used for the publication title and/or table). (Base Year 1982 = 100).

Index code for access on the Web site of the US Bureau of Labor Statistics: WPU03THRU15

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exh. H-1

EXHIBIT H

4	REVISION FORMULA

	Pn	= (Pb + F) x [(***** x (Hen/HEb)) + (***** x (ICn/ICb))]

Where	:

F	:	(***** X N X Pb)
where N = the calendar year of Delivery of the Aircraft minus 2006

Pn	:	Revised Reference Price at Aircraft Delivery

Pb	:	Reference Price at economic conditions June 2005

HEn	:	AHEnaics336412-Index for the twelfth (12th) month prior to the month of Aircraft Delivery

HEb	:	AHEnaics336412-Index for June 2005 (*****)

ICn	:	IC-Index for the twelfth (12th) month prior to the month of Aircraft Delivery

ICb	:	IC-Index for June 2005, (*****)

5.	GENERAL PROVISIONS

5.1	The revised Reference Price as revised as of the Delivery Date of the applicable Aircraft will not be subject to any further adjustments in the indexes.

5.2	If the US Department of Labor substantially revises the methodology of calculation or discontinues any to the indexes referred to hereabove, the Seller will reflect the substitute for the revised or discontinued index selected by General Electric, such substitute index to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original index as it may have fluctuated had it not been revised or discontinued.

Appropriate revision of the formula will be made to accomplish this result.

5.3	Should the above escalation provisions become null and void by action of the US Government, the Reference Price will be adjusted due to increases in the costs of labor, and material which have occurred from the period represented by the applicable Reference Composite Price Index to the twelfth (12th) month prior to Delivery of the applicable Aircraft.

5.4	Should the revised Reference Price be lower than the Reference Price, the final price shall be computed with the Reference Price.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exh. H-2

EXHIBIT H

PROPULSION SYSTEMS PRICE REVISION FORMULA

ROLLS ROYCE

1	REFERENCE PRICE

The Reference Price of this Propulsion Systems is as quoted in Clause 3.1.3 (iii) of the Agreement.

This Reference Price is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions of Paragraphs 4 and 5 of this Exhibit H.

2	REFERENCE PERIOD

The above Reference Price has been established in accordance with the average economic conditions prevailing in December 1999, January 2000, February 2000, as defined, according to ROLLS ROYCE, by the ECIb, MMPb, EPb index values indicated in Clause 4 of this Exhibit H.

3	INDEXES

Labor Index: “Employment Cost Index for Workers in Aerospace manufacturing” hereinafter referred to as “ECI336411W”, published quarterly by the US Department of Labor, Bureau of Labor Statistics, in “NEWS”, and found in: Table 9, “WAGES and SALARIES (not seasonally adjusted): Employment Cost Indexes for Wages and Salaries for private industry workers by industry and occupational group”, or such other name that may be from time to time used for the publication title and/or table, (Aircraft manufacturing, NAICS code 336411), base month and year December 2005 = 100).

The quarterly value released for a certain month (March, June, September and December) will be the one deemed to apply for the two preceding months.

Index code for access on the Web site of the US Bureau of Labor Statistics: CIU2023211000000I.

Material Index: “Metals and metal products” Code 10 (hereinafter referred to as “MMP”) as published in “PPI Detailed report” (found in Table 6, “Producer price indexes and percent changes for commodity groupings and individual items not seasonally adjusted “ or such other names that may be from time to time used for the publication title and/or table). (Base Year 1982 = 100.)

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exh. H-3

EXHIBIT H

Index code for access on the Web site of the US Bureau of Labor Statistics: WPU03THRU15.

Energy Index: “Fuels and related products and power” Code 5 (hereinafter referred to as “EP”) as published in “PPI Detailed report” (found in Table 6, “Producer price indexes and percent changes for commodity groupings and individual items not seasonally adjusted” or such other names that may be from time to time used for the publication title and/or table). (Base Year 1982 = 100.)

Index code for access on the Web site of the US Bureau of Labor Statistics: WPU05.

4	REVISION FORMULA

Pn = (Pb + F) x [(***** x (ECIn/ECIb)) + (***** x (MMPn/MMPb)) + (0.10 x (EPn/EPb))]

Where	:

F	:	(***** x N x Pb)
where N is the calendar year of Aircraft Delivery minus 2001

Pn	:	Reference Price as revised as of the Delivery Date of the applicable Aircraft.

Pb	:	Reference Price at averaged economic conditions December 1999, January 2000, February 2000

ECIn	:	ECI 336411W Index for thirteenth (13th), twelfth (12th), eleventh (11th) months averaged prior to the month of Delivery of the applicable Aircraft multiplied by ***** and individually rounded to the first decimal place.

ECIb	:	ECI 336411W Index for December 1999, January 2000, February 2000 (*****)

MMPn	:	MMP-Index for the thirteenth (13th), twelfth (12th), eleventh (11th) months averaged prior to the month of Delivery of the applicable Aircraft.

MMPb	:	MMP-Index for December 1999, January 2000, February 2000 (*****)

EPn	:	EP-Index for the thirteenth (13th), twelfth (12th), eleventh (11th) months averaged prior to the month of Delivery of the applicable Aircraft.

EPb	:	EP-Index for December 1999, January 2000, February 2000 (*****)

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exh. H-4

EXHIBIT H

5	GENERAL PROVISIONS

5.1	Roundings

The Labor and Material Index averages will be computed to the second decimal place.

Each factor (***** x (ECIn/ECIb)), (***** x (MMPn/MMPb)), (***** x (EPn/EPb)) will be calculated to the nearest ten-thousandth (4 decimals).

If the next succeeding place is five (5) or more the preceding decimal will be raised to the next higher figure.

After final computation Pn will be rounded to the nearest whole number (0.5 or more rounded to 1).

5.2	Final Index Values

The revised Reference Price as revised as of the Delivery Date of the Aircraft will not be subject to any further adjustments in the indexes.

5.3	Interruption of Index Publication

If the US Department of Labor substantially revises the methodology of calculation or discontinues any of the indexes referred to hereabove, the Seller will reflect the substitute for the revised or discontinued index selected by ROLLS ROYCE, such substitute index to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original index as it may have fluctuated had it not been revised or discontinued.

Appropriate revision of the formula will be made to accomplish this result.

5.4	Annulment of Formula

Should the above escalation provisions become null and void by action of the British Government, the Price will be adjusted due to increases in the costs of labor, material and fuel which have occurred from the period represented by the applicable Reference Price Indexes to the twelfth (12th) month prior to the scheduled month of Aircraft Delivery.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exh. H-5

LETTER AGREEMENT NO. 1

As of May 30th, 2007

INTREPID AVIATION GROUP, LLC

650 Madison Avenue, 26th Floor

New York, New York 10022

Attention: Mr. Ronald K. Anderson

Re: PURCHASE INCENTIVES

Dear Ladies and Gentlemen,

INTREPID AVIATION GROUP, LLC (the “Buyer”), and AIRBUS S.A.S. (the “Seller”), have entered into an Airbus A330-200 Freighter Purchase Agreement dated as of even date herewith (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 1 (the “Letter Agreement No. 1”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement No. 1 will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement No. 1.

Both parties agree that this Letter Agreement No. 1 will constitute an integral, non-severable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement No. 1 will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement No. 1 have specific provisions which are inconsistent with each other, the specific provisions contained in this Letter Agreement No. 1 will govern.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA1-1/4

1.	CREDIT MEMORANDUM

1.1	Applicability of Credit Memoranda

1.1.1	All credit memoranda described in this Paragraph 1 are expressed in January 2007 delivery conditions and are subject to price revision to the date of Delivery of the applicable Aircraft in accordance with Clause 4 of the Agreement (as amended by Letter Agreement No. 3).

1.1.2	The Buyer will have the option to either (i) apply the credit memoranda against the Final Contract Price of the Aircraft upon Delivery of the Aircraft or (ii) use such credit memoranda towards the purchase of goods (excluding aircraft) and services from the Seller or ANACS.

1.2	Credit Memoranda

The Seller will provide the Buyer with credit memoranda described in Paragraphs (i) through (xii):

(i)	The “Base Credit Memorandum” in the amount of

*****

(ii)	*****

*****

(iii)	*****

*****

(iv)	*****

*****

(v)	*****

*****

(vi)	*****

*****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA1-2/4

(vii)	*****

*****

(viii)	*****

*****

(ix)	*****

(x)	*****

(xi)	*****

(xii)	*****

(Collectively referred as the “Airframe Credit Memoranda”).

2.	ASSIGNMENT

Notwithstanding any other provision of the Agreement, except as otherwise provided in Letter Agreement No. 13, this Letter Agreement No. 1 and the rights and obligations of the parties hereunder will not be assigned or transferred in any manner without the prior written consent of the other party, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 2 will be void and of no force or effect.

3.	COUNTERPARTS

This Letter Agreement No. 1 may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA1-3/4

If the foregoing correctly sets forth our understanding, please execute the original and two (2) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:

Name:

Title:

Accepted and Agreed

INTREPID AVIATION GROUP, LLC

By:	Intrepid Aviation Management, LLC
Authorized Signatory

By
RONALD K. ANDERSON, Chief Executive Officer

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA1-4/4

LETTER AGREEMENT NO. 2

As of May 30th, 2007

INTREPID AVIATION GROUP, LLC

650 Madison Avenue, 26th Floor

New York, New York 10022

Attention: Mr. Ronald K. Anderson

Re: PAYMENTS

Dear Ladies and Gentlemen,

INTREPID AVIATION GROUP, LLC (the “Buyer”), and AIRBUS S.A.S. (the “Seller”), have entered into an Airbus A330-200 Freighter Purchase Agreement dated as of even date herewith (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 2 (the “Letter Agreement No. 2”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement No. 2 will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement No. 2.

Both parties agree that this Letter Agreement No. 2 will constitute an integral, non-severable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement No. 2 will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement No. 2 have specific provisions which are inconsistent with each other, the specific provisions contained in this Letter Agreement No. 2 will govern.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA2-1/6

1.	PREDELIVERY PAYMENTS

Clauses 5.2.1, 5.2.2 and 5.2.3 of the Agreement are hereby deleted and replaced with the following quoted text:

QUOTE

5.2.1	Predelivery Payments are nonrefundable (except as otherwise provided in the Agreement including amounts equal to Predelivery Payments which may be paid to the Buyer pursuant to Clauses 10.3.3.1, 10.4 and 11.3) and will be paid by the Buyer to the Seller for Aircraft. The aggregate Predelivery Payment amount ***** of the Predelivery Payment Reference Price calculated as set forth in Clause 5.2.2.

5.2.2	The Predelivery Payment Reference Price for an Aircraft to be delivered in calendar year T is defined below:

A =	*****

Where

A =	the predelivery payment reference price for an Aircraft to be delivered in calendar year T.

Pb =	the Base Price of the Aircraft as defined in Clause 3 above, except that, for the purpose of calculating the predelivery payment reference price, the Base Price of any and all SCNs mutually agreed upon prior to the signature of the Agreement shall be limited to *****.

N =	(T – 2007).

T =	the year of delivery of the relevant Aircraft.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA2-2/6

5.2.3	(a) Predelivery Payments for the ***** Aircraft scheduled to be delivered pursuant to the delivery schedule set forth in Clause 9.1.1 of the Agreement will be paid according to the following schedule:

Payment Date
1st Payment	On signature of the Agreement	*****
No later than the first Business Day of each of the following months:
2nd Payment	The ***** month before the Scheduled Delivery Month of each Aircraft as set forth in the Agreement	*****
3rd Payment	The ***** month before the Scheduled Delivery Month of each Aircraft as set forth in the Agreement	*****
4th Payment	The ***** month before the Scheduled Delivery Month of each Aircraft as set forth in the Agreement	*****
5th Payment	The ***** month before the Scheduled Delivery Month of each Aircraft as set forth in the Agreement	*****

TOTAL PAYMENT PRIOR TO DELIVERY		*****

All Predelivery Payments that are past due on signature of the Agreement will be paid at signature of the Agreement.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA2-3/6

(b) Predelivery Payments for the ***** scheduled to be delivered pursuant to the delivery schedule set forth in Clause 9.1.1 of the Agreement will be paid according to the following schedule:

Payment Date		Percentage of Predelivery Payment Reference Price
1st Payment	On signature of the Agreement	*****
No later than the first Business Day of each of the following months:
2nd Payment	The ***** month before the Scheduled Delivery Month of each Aircraft as set forth in the Agreement	*****
3rd Payment	The ***** month before the Scheduled Delivery Month of each Aircraft as set forth in the Agreement	*****
4th Payment	The ***** month before the Scheduled Delivery Month of each Aircraft as set forth in the Agreement	*****
5th Payment	The ***** month before the Scheduled Delivery Month of each Aircraft as set forth in the Agreement	*****

TOTAL PAYMENT PRIOR TO DELIVERY		*****

All Predelivery Payments that are past due on signature of the Agreement will be paid at signature of the Agreement.

UNQUOTE

2.	*****

2.1	*****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA2-4/6

2.2	*****

2.3	*****

3.	ASSIGNMENT

Notwithstanding any other provision of the Agreement, except as otherwise provided in Letter Agreement No. 13, this Letter Agreement No. 2 and the rights and obligations of the parties hereunder will not be assigned or transferred in any manner without the prior written consent of the other party, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 3 will be void and of no force or effect.

4.	COUNTERPARTS

This Letter Agreement No. 2 may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA2-5/6

If the foregoing correctly sets forth our understanding, please execute the original and two (2) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:

Name:

Title:

Accepted and Agreed

INTREPID AVIATION GROUP, LLC
By:	Intrepid Aviation Management, LLC
Authorized Signatory

By
RONALD K. ANDERSON, Chief Executive Officer

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA2-6/6

LETTER AGREEMENT NO. 3

As of May 30th, 2007

INTREPID AVIATION GROUP, LLC

650 Madison Avenue, 26th Floor

New York, New York 10022

Attention: Mr. Ronald K. Anderson

Re: ESCALATION MATTERS

Dear Ladies and Gentlemen,

INTREPID AVIATION GROUP, LLC (the “Buyer”), and AIRBUS S.A.S. (the “Seller”), have entered into an Airbus A330-200 Freighter Purchase Agreement dated as of even date herewith (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 3 (the “Letter Agreement No. 3”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement No. 3 will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement No. 3.

Both parties agree that this Letter Agreement No. 3 will constitute an integral, non-severable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement No. 3 will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement No. 3 have specific provisions which are inconsistent with each other, the specific provisions contained in this Letter Agreement No. 3 will govern.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA3-1/4

1.	SELLER PRICE REVISION FORMULA

Clause 4.1 of the Agreement is hereby deleted and replaced with the following quoted text:

QUOTE

4.1.1	The Base Price of the Airframe and of the SCN’s, and the amounts of the Airframe Credit Memoranda (as defined in Letter Agreement No. 1), are subject to revision up to and including the Scheduled Delivery Month, in accordance with the Seller Price Revision Formula; *****

4.1.2	*****

(i)	*****

(ii)	*****

*****

4.1.3	*****

4.1.4	*****

UNQUOTE

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA3-2/4

2.	ASSIGNMENT

Notwithstanding any other provision of the Agreement, this Letter Agreement No. 3 and the rights and obligations of the parties hereunder will not be assigned or transferred in any manner without the prior written consent of the other party, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 2 will be void and of no force or effect.

3.	COUNTERPARTS

This Letter Agreement No. 3 may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA3-3/4

If the foregoing correctly sets forth our understanding, please execute the original and two (2) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:

Name:

Title:

Accepted and Agreed

INTREPID AVIATION GROUP, LLC
By:	Intrepid Aviation Management, LLC
Authorized Signatory

By:
RONALD K. ANDERSON, Chief Executive Officer

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA3-4/4

LETTER AGREEMENT NO. 4

As of May 30th, 2007

INTREPID AVIATION GROUP, LLC

650 Madison Avenue, 26th Floor

New York, New York 10022

Attention: Mr. Ronald K. Anderson

RE: SPECIFICATION AND OTHER TECHNICAL MATTERS

Dear Ladies and Gentlemen,

INTREPID AVIATION GROUP, LLC (the “Buyer”), and AIRBUS S.A.S. (the “Seller”), have entered into an Airbus A330-200 Freighter Purchase Agreement dated as of even date herewith (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 4 (the “Letter Agreement No. 4”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement No. 4 will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement No. 4.

Both parties agree that this Letter Agreement No. 4 will constitute an integral, non-severable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement No. 4 will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement No. 4 have specific provisions which are inconsistent with each other, the specific provisions contained in this Letter Agreement No. 4 will govern.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA4-1/5

1.	*****

*****

(i)	*****

*****

(ii)	*****

*****

(iii)	*****

*****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA4-2/5

2.	*****

*****

3.	*****

*****

4	*****

*****

5.	ASSIGNMENT

Notwithstanding any other provision of the Agreement, this Letter Agreement No. 4 and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 5 will be void and of no force or effect.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA4-3/5

6.	COUNTERPARTS

This Letter Agreement No. 4 may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA4-4/5

If the foregoing correctly sets forth our understanding, please execute the original and two (2) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:

Name:

Title:

Accepted and Agreed

INTREPID AVIATION GROUP, LLC
By:	Intrepid Aviation Management, LLC
Authorized Signatory

By:
RONALD K. ANDERSON, Chief Executive Officer

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA4-5/5

LETTER AGREEMENT NO. 5

As of May 30th, 2007

INTREPID AVIATION GROUP, LLC

650 Madison Avenue, 26th Floor

New York, New York 10022

Attention: Mr. Ronald K. Anderson

RE: DELIVERY AND FLEXIBILITY

Dear Ladies and Gentlemen,

INTREPID AVIATION GROUP, LLC (the “Buyer”), and AIRBUS S.A.S. (the “Seller”), have entered into an Airbus A330-200 Freighter Purchase Agreement dated as of even date herewith (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 5 (the “Letter Agreement No. 5”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement No. 5 will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement No. 5.

Both parties agree that this Letter Agreement No. 5 will constitute an integral, non-severable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement No. 5 will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement No. 5 have specific provisions which are inconsistent with each other, the specific provisions contained in this Letter Agreement No. 5 will govern.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA5-1/5

1.	DELIVERY MATTERS

1.1	Advancement of the Q4 Aircraft Delivery

Notwithstanding the delivery schedule set forth in Clause 9.1 of the Agreement the Seller will use reasonable efforts to achieve advancement of the Aircraft scheduled for delivery in the 4th quarter of each of the calendar years 2010 and 2011, to an earlier quarter in each respective calendar year.

1.2	Delivery Position Review

1.2.1	The Seller and the Buyer agree to meet at least every six (6) months after signature of the Agreement up to the sixth (6th) month prior to delivery of the last Aircraft in order to review the possibilities to advance any delivery scheduled pursuant to Clause 9.1.1 of the Agreement.*****

1.2.2	*****

1.2.3	If the Seller and the Buyer agree upon an advance in the Scheduled Delivery Month of an Aircraft, *****

1.2.4	If as a result of the review sessions in Paragraph 1.2.1 above, the Seller and the Buyer agree upon the Buyer’s placement of an additional A330-200 Freighter aircraft order *****

1.2.5	In no event will delivery advancement or additional order placement result in a more than ***** increase in the delivery schedule in any given calendar year.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA5-2/5

2.	FLEXIBILITY

2.1	*****

2.1.1	*****

(i)	*****

(ii)	*****

*****

2.1.2	*****

*****

2.2	*****

2.2.1	*****

2.2.2	*****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA5-3/5

3.	ASSIGNMENT

Notwithstanding any other provision of the Agreement, this Letter Agreement No. 5 and the rights and obligations of the parties hereunder will not be assigned or transferred in any manner without the prior written consent of the other party, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 3 will be void and of no force or effect.

4.	COUNTERPARTS

This Letter Agreement No. 5 may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA5-4/5

If the foregoing correctly sets forth our understanding, please execute the original and two (2) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:

Name:

Title:

Accepted and Agreed

INTREPID AVIATION GROUP, LLC
By:	Intrepid Aviation Management, LLC
Authorized Signatory

By:
RONALD K. ANDERSON, Chief Executive Officer

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA5-5/5

LETTER AGREEMENT NO. 6

As of May 30th, 2007

INTREPID AVIATION GROUP, LLC

650 Madison Avenue, 26th Floor

New York, New York 10022

Attention: Mr. Ronald K. Anderson

RE: *****

Dear Ladies and Gentlemen,

INTREPID AVIATION GROUP, LLC (the “Buyer”), and AIRBUS S.A.S. (the “Seller”), have entered into an Airbus A330-200 Freighter Purchase Agreement dated as of even date herewith (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 6 (the “Letter Agreement No. 6”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement No. 6 will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement No. 6 will constitute an integral, non-severable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement No. 6 will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement No. 6 have specific provisions which are inconsistent with each other, the specific provisions contained in this Letter Agreement No. 6 will govern.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA6-1/3

1.	*****

*****

*****

2.	ASSIGNMENT

Notwithstanding any other provision of the Agreement, this Letter Agreement No. 6 and the rights and obligations of the parties hereunder will not be assigned or transferred in any manner without the prior written consent of the other party, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 2 will be void and of no force or effect.

3.	COUNTERPARTS

This Letter Agreement No. 6 may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA6-2/3

If the foregoing correctly sets forth our understanding, please execute the original and two (2) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:

Name:

Title:

Accepted and Agreed

INTREPID AVIATION GROUP, LLC
By:	Intrepid Aviation Management, LLC
Authorized Signatory

By:
RONALD K. ANDERSON, Chief Executive Officer

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA6-3/3

LETTER AGREEMENT NO. 7

As of May 30th, 2007

INTREPID AVIATION GROUP, LLC

650 Madison Avenue, 26th Floor

New York, New York 10022

Attention: Mr. Ronald K. Anderson

RE: AIRBUS MARKETING ASSISTANCE MATTERS

Dear Ladies and Gentlemen,

INTREPID AVIATION GROUP, LLC (the “Buyer”), and AIRBUS S.A.S. (the “Seller”), have entered into an Airbus A330-200 Freighter Purchase Agreement dated as of even date herewith (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 7 (the “Letter Agreement No. 7”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement No. 7 will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement No. 7.

Both parties agree that this Letter Agreement No. 7 will constitute an integral, non-severable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement No. 7 will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement No. 7 have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement No. 7 will govern.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA7-1/4

The Seller will cooperate with the Buyer to provide the following marketing assistance and to assist the Buyer in evaluating potential opportunities for the Buyer in the new aircraft leasing market:

1	MARKETING ASSISTANCE ACTIONS

1.1	Access to the Seller’s organization

(i)	*****

(ii)	*****

(iii)	*****

1.2	Use of the Seller’s Organization for Joint Marketing Actions

(i)	*****

(ii)	*****

(iii)	*****

2	NON DISCRIMINATION

In performing any actions of marketing assistance pursuant to this Letter Agreement No 7 the Seller shall not discriminate (positively or negatively) among the Buyer and any other leasing company customers of the Seller.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA7-2/4

3	CERTAIN LIMITATIONS

3.1	It is not the intent of this marketing assistance framework to make the Seller or its Affiliates the marketing arm of the Buyer for the purpose of placing the Aircraft on lease with a Prospect. The marketing assistance offered in this Letter Agreement No. 7 does not create a joint venture, partnership, corporate, or any other business organization, whether formal or informal, between the Buyer and the Seller. The Buyer and the Seller shall act as independent contractors and not, for any purpose, as agents for each other and neither the Buyer nor the Seller shall have the authority to bind the other toward third parties.

3.2	The Buyer hereby agrees that neither the Seller nor its Affiliates may be held liable for the failure by the Buyer to accurately evaluate the Aircraft leasing market prospects and associated business opportunities for the Buyer or for the Buyer’s decisions resulting from such evaluation (including the decision to enter or not to enter into the Agreement) or the failure by the Buyer to successfully market or place an Aircraft with any customer including the Prospects identified with the Seller’s marketing assistance.

3.3	Nothing in this Letter Agreement No. 7 may be interpreted as a commitment on the part of the Seller or its Affiliates to provide any assistance to the Buyer or its Prospects through the provision of data, material or otherwise, if doing so could, in the reasonable opinion of the Seller, constitute or be construed (a) as an action prohibited under the law, (b) as a breach by the Seller or its Affiliates of any of their obligations towards any third party, or (c) to have a material adverse impact on a marketing program then being conducted by the Seller.

3.4	The Buyer and the Seller will bear their own costs and expenses incurred in connection with the performance of this Letter Agreement No. 7.

4	ASSIGNMENT

Notwithstanding any other provision of the Agreement, this Letter Agreement No. 7 and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 4 will be void and of no force or effect.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA7-3/4

5	COUNTERPARTS

This Letter Agreement No. 7 may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

If the foregoing correctly sets forth our understanding, please execute the original and two (2) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:

Name:

Title:

Accepted and Agreed

INTREPID AVIATION GROUP, LLC
By:	Intrepid Aviation Management, LLC
Authorized Signatory

By:
RONALD K. ANDERSON, Chief Executive Officer

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA7-4/4

LETTER AGREEMENT NO. 8

As of May 30th, 2007

INTREPID AVIATION GROUP, LLC

650 Madison Avenue, 26th Floor

New York, New York 10022

Attention: Mr. Ronald K. Anderson

Re: A330-200 F-PW Performance Guarantee

Dear Ladies and Gentlemen,

INTREPID AVIATION GROUP, LLC (the “Buyer”), and AIRBUS S.A.S. (the “Seller”), have entered into an Airbus A330-200 Freighter Purchase Agreement dated as of even date herewith (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 8 (the “Letter Agreement No. 8”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement No. 8 will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement No. 8.

Both parties agree that this Letter Agreement No. 8 will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement No. 8 will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement No. 8 have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement No. 8 will govern.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA8-1/11

1	AIRCRAFT CONFIGURATION

The guarantees defined below (“the Guarantees”) are applicable to the A330-200F Aircraft as described in the Standard Specification referenced G.000.0F000 Issue 1 dated 31st January 2007 as amended by Specification Change Notices (SCN) for:

•	installation of Pratt and Whitney PW 4170 AdvantageTM70 engines

•	implementation of the “Payload Mode” allowing the following Alternate Design Weights:

Maximum Takeoff Weight (MTOW):	*****
Maximum Landing Weight (MLW):	*****
Maximum Zero Fuel Weight (MZFW):	*****

hereinafter referred to as “the Specification”, and without taking into account any further changes thereto as provided in the Purchase Agreement.

2	GUARANTEED PERFORMANCE

2.1	*****

*****

2.2	*****

*****

2.3	*****

*****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA8-2/11

3	SPECIFIC RANGE GUARANTEE

3.1	The Aircraft nautical miles per kilogram of fuel at a gross cruise weight of 500,000 lb at a pressure altitude of 35,000 ft at a fixed Mach number of 0.82 in ISA conditions shall be not less than a guaranteed value of

Nominal: *****	Guaranteed; *****

3.2	The Aircraft nautical miles per kilogram of fuel at a gross cruise weight of 460,000 lb at a pressure altitude of 37,000 ft at a fixed Mach number of 0.82 in ISA conditions shall be not less than a guaranteed value of:

Nominal: *****	Guaranteed: *****

3.3	The Aircraft nautical miles per kilogram of fuel at a gross cruise weight of 420,000 lb at a pressure altitude of 39,000 ft at a fixed Mach number of 0.82 in ISA conditions shall be not less than a guaranteed value of:

Nominal: *****	Guaranteed: *****

4	MISSION RANGE GUARANTEES

4.1	Basic Mode

4.1.1	The Aircraft shall be capable of carrying a guaranteed payload of ***** over a still air stage distance of ***** nautical miles when operated under the conditions defined below.

4.1.2	The departure and the destination airport conditions are such as to allow the required take-of weight and landing weight to be used without restriction. Pressure altitude at departure and destination is sea level.

4.1.3	An allowance of 1,600 lb of fuel is included for take-off and initial climb to 1,500 ft above the departure airport.

4.1.4	limb from 1,500 ft above the departure airport up to cruise altitude using maximum climb thrust and cruise at Long Range Cruise Mach number at pressure altitudes between 33,000 ft and 37,000 ft with steps of 4,000 ft and descent to 1,500 ft above the destination airport is conducted in ISA conditions. Climb and descent speeds below 10,000 ft shall be 250 knots CAS.

4.1.5	An allowance of 400 lb of fuel is included for approach and landing at the destination airport.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA8-3/11

4.1.6	*****

4.1.7	*****

1)	*****

2)	*****

3)	*****

4)	*****

5)	*****

4.2	Basic Mode

4.2.1	*****

4.2.2	*****

4.2.3	*****

4.2.4	*****

4.2.5	*****

4.2.6	*****

4.2.7	*****

1)	*****

2)	*****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA8-4/11

3)	*****

4)	*****

5)	*****

4.3	Payload Mode

4.3.1	*****

4.3.2	*****

4.3.3	*****

4.3.4	*****

4.3.5	*****

4.3.6	*****

43.7	*****

1)	*****

2)	*****

3)	*****

4)	*****

5)	*****

4.4	Payload Mode

4.4.1	*****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA8-5/11

4.4.2	*****

4.3.3	*****

4.4.4	*****

4.4.5	*****

4.4.6	*****

4.4.7	*****

1)	*****

2)	*****

3)	*****

4)	*****

5)	*****

4.5	Operating Weight Empty definition

***** and is based on an Operating Weight Empty (OWE) defined as the sum of:

•	the Manufacturer’s Weight Empty (MWE) of the basic Aircraft defined in the Standard Specification amended as described in paragraph 1 above and which will be derived from the weighing of the Aircraft with corrections according to Section 13 of the Standard Specification

•	plus a fixed allowance of ***** for Customer’s Changes and Operator’s Items, the details of which are provided for information in Attachment A.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA8-6/11

5	USABLE LOAD GUARANTEE

The Seller guarantees that the difference between:

•	the Maximum Zero Fuel Weight of the Aircraft

and

•	the Manufacturer’s Weight Empty of the Aircraft as defined in the paragraph 1 above and which will be derived from the weighing of the Aircraft with adjustments as defined in paragraph 8 below shall be not less than a guaranteed value of *****

6	GUARANTEE CONDITIONS

6.1	The performance certification requirements for the Aircraft, except where otherwise stated, will be as stated in Section 02 of the Specification.

6.2	For the determination of FAR take-off and landing performance a hard level dry runway surface with no runway strength limitation, no line-up allowance, no obstacles, zero wind, atmosphere according to ISA, except as otherwise stated, and the use of speedbrakes, flaps, associated speeds, landing gear, center of gravity position and engines in the conditions liable to provide the best results will be assumed.

6.3	When establishing take-off performance no air will be bled from the engines for cabin air conditioning or anti-icing.

6.4	Climb, cruise and descent performance elements of the Guarantees will include allowances for normal electrical load and for normal engine air bleed and power extraction associated with maximum cabin differential pressure as defined in Section 21-30.31 of the Specification. Cabin air conditioning management during performance demonstration as described in paragraph 7.3 below may be such as to optimize the Aircraft performance while meeting the minimum air conditioning requirements defined above. Unless otherwise stated no air will be bled from the engines for anti-icing. Cruise performance at 20,000 ft and above are based on a center of gravity position of 30% MAC.

6.5	The engines will be operated using not more than the engine manufacturer’s maximum recommended outputs for take-off, maximum go-round, maximum continuous, maximum climb and cruise for normal operation unless otherwise stated.

6.6	Where applicable the Guarantees assume the use of an approved fuel having a density of 6.7 lb/US gallon and a Lower Heating Value of 18,590 BTU/lb.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA8-7/11

7	GUARANTEE COMPLIANCE

7.1	Compliance with the Guarantees shall be demonstrated using operating procedures and limitations in accordance with those defined by the certifying Aviation Authority and by the Seller unless otherwise stated.

7.2	Compliance with the take-off, second segment and landing elements of the Guarantees will be demonstrated with reference to the approved Flight Manual.

7.3	Compliance with those parts of the Guarantees defined in paragraph 3 and 4 above not covered by the requirements of the certifying Aviation Authority will be demonstrated by calculation based on data obtained during fully instrumented flight tests conducted on one (or more, at the Seller’s discretion) A330-200 aircraft of the same airframe/engine model combination as those Aircraft purchased by the Buyer and incorporated in the In-Flight Performance Program and data bases (“the IFP”) appropriate to the Aircraft.

7.4	Compliance with the Manufacturer’s Weight Empty guarantee will be demonstrated with reference to a weight compliance report.

7.5	Data derived from flight tests will be adjusted as required using conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices to show compliance with the Guarantees.

7.6	The Seller undertakes to furnish the Buyer with a report or reports demonstrating compliance with the Guarantees at, or as soon as possible after, the delivery of each of the Buyer’s A330-200F Aircraft.

8	ADJUSTMENT OF GUARANTEES

8.1	In the event of any Change in Law (as defined in Clause 7.2.2 of the Agreement) made subsequent to the date of the Agreement which affects the Aircraft configuration or performance or both and is required to obtain certification, the Guarantees shall be appropriately modified to reflect the effect of any such Change in Law.

8.2	The Guarantees apply to the Aircraft as described in the paragraph 1 above and may be adjusted in the event of:

a) Any further configuration change which is the subject of a SCN

b) Variation in actual weights of items defined in Section 13-10 of the Standard Specification.

9	EXCLUSIVE GUARANTEES

The Guarantees are exclusive and are provided in lieu of any and all other performance and weight guarantees of any nature which may be stated, referenced or incorporated in the Specification or any other document.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA8-8/11

10	UNDERTAKING REMEDIES

10.1	*****

10.2	*****

10.2.1	*****

10.2.2	*****

10.3	*****

10.4	*****

11.	ASSIGNMENT

Except as provided under Letter Agreement No. 11, this Letter Agreement No. 8 and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph will be void and of no force or effect.

12.	COUNTERPARTS

This Letter Agreement No. 8 may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA8-9/11

If the foregoing correctly sets forth our understanding, please execute the original and two (2) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:

Its:

Accepted and Agreed

INTREPID AVIATION GROUP, LLC
By:	INTREPID AVIATION MANAGEMENT, LLC
Authorized Signatory

By:
RONALD K. ANDERSON, Chief Executive Officer

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA8-10/11

LETTER AGREEMENT Nº8

APPENDIX 1

At the time of the Agreement, the Operating Weight Empty (OWE) used for the purpose of the Mission Payload guarantees specified under paragraph 4 above has been defined as follows.

A/C TYPE: A330-200F	ENGINES: Pratt and Whitney PW 4170 Advantage

ESTIMATED MANUFACTURER’S WEIGHT EMPTY (MWE)	*****
(Standard Specification Ref. G000 0F000 Issue 1)
SCN for PW4170 AdvantageTM 70 included

CUSTOMER CHANGES:

SCN INTREPID AVIATION LIST	*****

OPERATOR’S ITEMS:

UNUSABLE FUEL	*****
OIL FOR ENGINES AND APU	*****
WATER	*****
WASTE TANK PRE-CHARGE	*****
AIRCRAFT DOCUMENTS AND TOOL KITS	*****
MAIN DECK CARGO LOADING SYSTEM	*****
CATERING AND FIXED EQUIPMENT	*****
EMERGENCY EQUIPMENT (including Slide Rafts)	*****
CREW AND CREW BAGGAGES (2 pilots)	*****

TOTAL OF OPERATOR’S ITEMS:	*****

OPERATING WEIGHT EMPTY (OWE)	*****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA8-11/11

APPENDIX 1 TO AMENDMENT NO. 14

A330-200 PASSENGER AIRCRAFT PERFORMANCE GUARANTEE

LETTER AGREEMENT NO. 8B

Dated      July 2013

INTREPID AVIATION GROUP, LLC

One Stamford Plaza, 263 Tresser Blvd

Stamford, CT 06901

United States of America

Re: A330-200 Performance Guarantee

Dear Ladies and Gentlemen,

INTREPID AVIATION GROUP, LLC (the “Buyer”), and AIRBUS S.A.S. (the “Seller”), have entered into an Airbus A330-200F Purchase Agreement dated 30 May 2007 as amended from time to time (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 8B (the “Letter Agreement No. 8B”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement No. 8B will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement No. 8B.

Both parties agree that this Letter Agreement No. 8B will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement No. 8B will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement No. 8B have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement No. 8B will govern.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA8B-1/7

LETTER AGREEMENT Nº8B

1	AIRCRAFT CONFIGURATION

The guarantees defined below (“the Guarantees”) are applicable to the A330-200 Aircraft as described in the Standard Specification referenced G.000.02000 Issue 5 dated 30th October 2009 with Design Weights of:

Maximum Takeoff Weight (MTOW):	*****
Maximum Landing Weight (MLW):	*****
Maximum Zero Fuel Weight (MZFW):	*****

and fitted with:

a)	General Electric CF6-80E1A2 engines

b)	General Electric CF6-80E1A3 engines

c)	General Electric CF6-80E1A4 engines

d)	Pratt & Whitney 4168-1D engines

e)	Pratt & Whitney 4170 engines

f)	Roll Royce Trent 772B engines

g)	Roll Royce Trent 772C engines

hereinafter referred to as “the Specification”, and without taking into account any further changes thereto as provided in the Purchase Agreement.

2	GUARANTEED PERFORMANCE

2.1	*****

*****

a)	*****

b)	*****

c)	*****

d)	*****

e)	*****

f)	*****

g)	*****

2.2	*****

*****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA8B-2/7

LETTER AGREEMENT Nº8B

2.3	Landing Field Length

FAR certified dry landing field length at Maximum Landing Weight of 396,832 lb at sea level airfield elevation shall be not more than a guaranteed value of

a)+b)+c) for GE:	*****

d)+e) for PW:	*****

f)+g) for RR:	*****

3	SPECIFIC RANGE GUARANTEE

3.1	The Aircraft nautical miles per kilogram of fuel at a gross cruise weight of 500,000 lb at a pressure altitude of 35,000 ft at a fixed Mach number of 0.82 in ISA conditions shall be not less than a guaranteed value of

a)+b)+c) for GE: Nominal:	*****	Guaranteed:	*****

d)+e) for PW: Nominal:	*****	Guaranteed:	*****

f)+g) for RR: Nominal:	*****	Guaranteed:	*****

3.2	The Aircraft nautical miles per kilogram of fuel at a gross cruise weight of 450,000 lb at a pressure altitude of 37,000 ft at a fixed Mach number of 0.82 in ISA conditions shall be not less than a guaranteed value of:

a)+b)+c) for GE: Nominal:	*****	Guaranteed:	*****

d)+e) for PW: Nominal:	*****	Guaranteed:	*****

f)+g) for RR: Nominal:	*****	Guaranteed:	*****

3.3	The Aircraft nautical miles per kilogram of fuel at a gross cruise weight of 400,000 lb at a pressure altitude of 39,000 ft at a fixed Mach number of 0.82 in ISA conditions shall be not less than a guaranteed value of:

a)+b)+c) for GE: Nominal:	*****	Guaranteed:	*****

d)+e) for PW: Nominal:	*****	Guaranteed:	*****

f)+g) for RR: Nominal:	*****	Guaranteed:	*****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA8B-3/7

LETTER AGREEMENT Nº8B

4	MANUFACTURER’S WEIGHT EMPTY GUARANTEE

The Seller guarantees a Manufacturer’s Weight Empty of

a)+b)+c) for GE:	*****

d)+e) for PW:	*****

f)+g) for RR:	*****

(the “Manufacturer’s Weight Empty Guarantee”). This is the Manufacturer’s Weight Empty (MWE) of the basic Aircraft as defined in Section 13-10.00.00 of the Standard Specification amended as described in paragraph 1 above and is subject to adjustment as defined in paragraph 7.2 below

5	GUARANTEE CONDITIONS

5.1	The performance certification requirements for the Aircraft, except where otherwise stated, will be as stated in Section 02 of the Specification.

5.2	For the determination of FAR take-off and landing performance a hard level dry runway surface with no runway strength limitation, no line-up allowance, no obstacles, zero wind, atmosphere according to ISA, except as otherwise stated, and the use of speedbrakes, flaps, associated speeds, landing gear, center of gravity position and engines in the conditions liable to provide the best results will be assumed.

5.3	When establishing take-off performance no air will be bled from the engines for cabin air conditioning or anti-icing.

5.4	Climb, cruise and descent performance elements of the Guarantees will include allowances for normal electrical load and for normal engine air bleed and power extraction associated with maximum cabin differential pressure as defined in Section 21-30.31 of the Specification. Cabin air conditioning management during performance demonstration as described in paragraph 6.3 below may be such as to optimize the Aircraft performance while meeting the minimum air conditioning requirements defined above. Unless otherwise stated no air will be bled from the engines for anti-icing. Cruise performance at 20,000 ft and above are based on a center of gravity position of 34% MAC.

5.5	The engines will be operated using not more than the engine manufacturer’s maximum recommended outputs for take-off, maximum go-round, maximum continuous, maximum climb and cruise for normal operation unless otherwise stated.

5.6	Where applicable the Guarantees assume the use of an approved fuel having a density of 6.7 lb/US gallon and a Lower Heating Value of 18,590 BTU/lb.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA8B-4/7

LETTER AGREEMENT Nº8B

6	GUARANTEE COMPLIANCE

6.1	Compliance with the Guarantees shall be demonstrated using operating procedures and limitations in accordance with those defined by the certifying Aviation Authority and by the Seller unless otherwise stated.

6.2	Compliance with the take-off, second segment and landing elements of the Guarantees will be demonstrated with reference to the approved Flight Manual.

6.3	Compliance with those parts of the Guarantees defined in paragraph 3 above not covered by the requirements of the certifying Aviation Authority will be demonstrated by calculation based on data obtained during fully instrumented flight tests conducted on one (or more, at the Seller’s discretion) A330-200 aircraft of the same airframe/engine model combination as those Aircraft purchased by the Buyer and incorporated in the In-Flight Performance Program and data bases (“the IFP”) appropriate to the Aircraft.

6.4	Compliance with the Manufacturer’s Weight Empty guarantee will be demonstrated with reference to a weight compliance report.

6.5	Data derived from flight tests will be adjusted as required using conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices to show compliance with the Guarantees.

6.6	The Seller undertakes to furnish the Buyer with a report or reports demonstrating compliance with the Guarantees at, or as soon as possible after, the delivery of each of the Buyer’s A330-200 Aircraft.

7	ADJUSTMENT OF GUARANTEES

7.1	In the event of any Change in Law (as defined in Clause 7.2 of the Agreement) made subsequent to the date of the Agreement which affects the Aircraft configuration or performance or both and is required to obtain certification, the Guarantees shall be appropriately modified to reflect the effect of any such Change in Law.

7.2	The Guarantees apply to the Aircraft as described in the paragraph 1 above and may be adjusted in the event of:

a)	Any further configuration change which is the subject of a SCN

b)	Variation in actual weights of items defined in Section 13-10 of the Standard Specification.

8	EXCLUSIVE GUARANTEES

The Guarantees are exclusive and are provided in lieu of any and all other performance and weight guarantees of any nature which may be stated, referenced or incorporated in the Specification or any other document.

9	Intentionally left blank

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA8B-5/7

LETTER AGREEMENT Nº8B

10	UNDERTAKING REMEDIES

10.1	*****

10.2	*****

10.2.1	*****

10.2.2	*****

10.3	*****

10.4	*****

11.	ASSIGNMENT

Except as provided under Letter Agreement No. 11, this Letter Agreement No. 8B and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph will be void and of no force or effect.

12.	COUNTERPARTS

This Letter Agreement No. 8B may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA8B-6/7

LETTER AGREEMENT Nº8B

If the foregoing correctly sets forth our understanding, please execute the original and two (2) copies hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:

Its:

Accepted and Agreed

INTREPID AVIATION GROUP, LLC

Authorized Signatory

By:

Its:

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA8B-7/7

APPENDIX 2 TO AMENDMENT NO. 14

A330-300 PASSENGER AIRCRAFT PERFORMANCE GUARANTEE

LETTER AGREEMENT NO. 8C

Dated      July 2013

INTREPID AVIATION GROUP, LLC

One Stamford Plaza, 263 Tresser Blvd

Stamford, CT 06901

United States of America

Re: A330-300 Performance Guarantee

Dear Ladies and Gentlemen,

INTREPID AVIATION GROUP, LLC (the “Buyer”), and AIRBUS S.A.S. (the “Seller”), have entered into an Airbus A330-200F Purchase Agreement dated 30 May 2007 as amended from time to time (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 8C (the “Letter Agreement No. 8C”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement No. 8C will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement No. 8C.

Both parties agree that this Letter Agreement No. 8C will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement No. 8C will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement No. 8C have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement No. 8C will govern.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA8C-1/7

LETTER AGREEMENT Nº8C

1	AIRCRAFT CONFIGURATION

The guarantees defined below (“the Guarantees”) are applicable to the A330-300 Aircraft as described in the Standard Specification referenced G.000.03000 Issue 8 dated 30th October 2009 with Design Weights of:

Maximum Takeoff Weight (MTOW):	*****
Maximum Landing Weight (MLW):	*****
Maximum Zero Fuel Weight (MZFW):	*****

and fitted with:

a)	General Electric CF6-80E1A2 engines

b)	General Electric CF6-80E1A3 engines

c)	General Electric CF6-80E1A4 engines

d)	Pratt & Whitney 4168-1D engines

e)	Pratt & Whitney 4170 engines

f)	Roll Royce Trent 772B engines

g)	Roll Royce Trent 772C engines

hereinafter referred to as “the Specification”, and without taking into account any further changes thereto as provided in the Purchase Agreement.

2	GUARANTEED PERFORMANCE

2.1	*****

*****

a)	*****

b)	*****

c)	*****

d)	*****

e)	*****

f)	*****

g)	*****

2.2	*****

*****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA8C-2/7

LETTER AGREEMENT Nº8C

2.3	Landing Field Length

FAR certified dry landing field length at Maximum Landing Weight of 407,854 lb at sea level airfield elevation shall be not more than a guaranteed value of

a)+b)+c) for GE:	*****

d)+e) for PW:	*****

f)+g) for RR:	*****

3	SPECIFIC RANGE GUARANTEE

3.1	The Aircraft nautical miles per kilogram of fuel at a gross cruise weight of 500,000 lb at a pressure altitude of 35,000 ft at a fixed Mach number of 0.82 in ISA conditions shall be not less than a guaranteed value of

a)+b)+c) for GE:	Nominal:	*****	Guaranteed;	*****

d)+e) for PW:	Nominal:	*****	Guaranteed;	*****

f)+g) for RR:	Nominal:	*****	Guaranteed;	*****

3.2	The Aircraft nautical miles per kilogram of fuel at a gross cruise weight of 450,000 lb at a pressure altitude of 37,000 ft at a fixed Mach number of 0.82 in ISA conditions shall be not less than a guaranteed value of:

a)+b)+c) for GE:	Nominal:	*****	Guaranteed;	*****

d)+e) for PW:	Nominal:	*****	Guaranteed;	*****

f)+g) for RR:	Nominal:	*****	Guaranteed;	*****

3.3	The Aircraft nautical miles per kilogram of fuel at a gross cruise weight of 400,000 lb at a pressure altitude of 39,000 ft at a fixed Mach number of 0.82 in ISA conditions shall be not less than a guaranteed value of:

a)+b)+c) for GE:	Nominal:	*****	Guaranteed;	*****

d)+e) for PW:	Nominal:	*****	Guaranteed;	*****

f)+g) for RR:	Nominal:	*****	Guaranteed;	*****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA8C-3/7

LETTER AGREEMENT Nº8C

4	MANUFACTURER’S WEIGHT EMPTY GUARANTEE

The Seller guarantees a Manufacturer’s Weight Empty of

a)+b)+c) for GE:	*****

d)+e) for PW:	*****

f)+g) for RR:	*****

(the “Manufacturer’s Weight Empty Guarantee”). This is the Manufacturer’s Weight Empty (MWE) of the basic Aircraft as defined in Section 13-10.00.00 of the Standard Specification amended as described in paragraph 1 above and is subject to adjustment as defined in paragraph 7.2 below

5	GUARANTEE CONDITIONS

5.1	The performance certification requirements for the Aircraft, except where otherwise stated, will be as stated in Section 02 of the Specification.

5.2	For the determination of FAR take-off and landing performance a hard level dry runway surface with no runway strength limitation, no line-up allowance, no obstacles, zero wind, atmosphere according to ISA, except as otherwise stated, and the use of speedbrakes, flaps, associated speeds, landing gear, center of gravity position and engines in the conditions liable to provide the best results will be assumed.

5.3	When establishing take-off performance no air will be bled from the engines for cabin air conditioning or anti-icing.

5.4	Climb, cruise and descent performance elements of the Guarantees will include allowances for normal electrical load and for normal engine air bleed and power extraction associated with maximum cabin differential pressure as defined in Section 21-30.31 of the Specification. Cabin air conditioning management during performance demonstration as described in paragraph 6.3 below may be such as to optimize the Aircraft performance while meeting the minimum air conditioning requirements defined above. Unless otherwise stated no air will be bled from the engines for anti-icing.

Cruise performance at 20,000 ft and above are based on a center of gravity position of 34% MAC.

5.5	The engines will be operated using not more than the engine manufacturer’s maximum recommended outputs for take-off, maximum go-round, maximum continuous, maximum climb and cruise for normal operation unless otherwise stated.

5.6	Where applicable the Guarantees assume the use of an approved fuel having a density of 6.7 lb/US gallon and a Lower Heating Value of 18,590 BTU/lb.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA8C-4/7

LETTER AGREEMENT Nº8C

6	GUARANTEE COMPLIANCE

6.1	Compliance with the Guarantees shall be demonstrated using operating procedures and limitations in accordance with those defined by the certifying Aviation Authority and by the Seller unless otherwise stated.

6.2	Compliance with the take-off, second segment and landing elements of the Guarantees will be demonstrated with reference to the approved Flight Manual.

6.3	Compliance with those parts of the Guarantees defined in paragraph 3 above not covered by the requirements of the certifying Aviation Authority will be demonstrated by calculation based on data obtained during fully instrumented flight tests conducted on one (or more, at the Seller’s discretion) A330-300 aircraft of the same airframe/engine model combination as those Aircraft purchased by the Buyer and incorporated in the In-Flight Performance Program and data bases (“the IFP”) appropriate to the Aircraft.

6.4	Compliance with the Manufacturer’s Weight Empty guarantee will be demonstrated with reference to a weight compliance report.

6.5	Data derived from flight tests will be adjusted as required using conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices to show compliance with the Guarantees.

6.6	The Seller undertakes to furnish the Buyer with a report or reports demonstrating compliance with the Guarantees at, or as soon as possible after, the delivery of each of the Buyer’s A330-300 Aircraft.

7	ADJUSTMENT OF GUARANTEES

7.1	In the event of any Change in Law (as defined in Clause 7.2 of the Agreement) made subsequent to the date of the Agreement which affects the Aircraft configuration or performance or both and is required to obtain certification, the Guarantees shall be appropriately modified to reflect the effect of any such Change in Law.

7.2	The Guarantees apply to the Aircraft as described in the paragraph 1 above and may be adjusted in the event of:

a) Any further configuration change which is the subject of a SCN

b) Variation in actual weights of items defined in Section 13-10 of the Standard Specification.

8	EXCLUSIVE GUARANTEES

The Guarantees are exclusive and are provided in lieu of any and all other performance and weight guarantees of any nature which may be stated, referenced or incorporated in the Specification or any other document.

9	Intentially left blank

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA8C-5/7

LETTER AGREEMENT Nº8C

10	UNDERTAKING REMEDIES

10.1	*****

10.2	*****

10.2.1	*****

10.2.2	*****

10.3	*****

10.4	*****

11.	ASSIGNMENT

Except as provided under Letter Agreement No. 11, this Letter Agreement No. 8C and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph will be void and of no force or effect.

12.	COUNTERPARTS

This Letter Agreement No. 8C may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA8C-6/7

LETTER AGREEMENT Nº8C

If the foregoing correctly sets forth our understanding, please execute the original and two (2) copies hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:

Its:

Accepted and Agreed

INTREPID AVIATION GROUP, LLC

Authorized Signatory

By:

Its:

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA8C-7/7

LETTER AGREEMENT NO. 9

As of May 30th, 2007

INTREPID AVIATION GROUP, LLC

650 Madison Avenue, 26th Floor

New York, New York 10022

Attention: Mr. Ronald K. Anderson

RE: PRODUCT SUPPORT MATTERS

Dear Ladies and Gentlemen,

INTREPID AVIATION GROUP, LLC (the “Buyer”), and AIRBUS S.A.S. (the “Seller”), have entered into an Airbus A330-200 Freighter Purchase Agreement dated as of even date herewith (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 9 (the “Letter Agreement No. 9”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement No. 9 will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement No. 9.

Both parties agree that this Letter Agreement No. 9 will constitute an integral, non-severable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement No. 9 will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement No. 9 have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement No. 9 will govern.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA9-1/12

1.	RIGHT TO POOL AND RIGHT TO SWAP

If the allocation of any of the product support items per Aircraft available under Clauses 15 (Seller Representative) and 16 (Training) of the Agreement - (collectively, the “Support Items”) - are not fully assigned to or otherwise consumed by the Initial Operator on or following delivery of such Aircraft, the Buyer shall have the right to pool such unused Support Items and to apply them by way of assignment to any subsequent aircraft leasing transaction or to assist the remarketing on lease by the Buyer of any of the Buyer’s fleet of Aircraft, provided always that prior to such an assignment to an Operator, the Buyer shall consult with the Seller and shall take Seller’s recommendations (if any) into reasonable consideration, with respect to the form, quantity and timing of the allowances to be assigned, and provided that such pool of Support Items shall be deemed to expire five (5) years after Delivery of the last Aircraft.

The Seller agrees that the Buyer can swap between certain Support Items included in the product support pool for other of the Seller’s product support items in accordance with the swapping matrix set forth in Attachment 1 to this Letter Agreement No. 9. For any product support items required by the Buyer which are not included in such swapping matrix the Seller agrees to propose a reasonable conversion rate to the Buyer, always taking into account the most optimal conversion in order to allow the Buyer to maximize the use of the allocations given for the Support Items.

The Seller recognizes that the swapping matrix as provided under this Agreement is a preliminary version and agrees to review it as improvements are added in the future.

2.	SELLER’S PLACEMENT SUPPORT

The Seller shall assist the Buyer and its Operators to prepare and facilitate the entry into service of the Buyer’s Aircraft with such Operators. To this end, at the Buyer’s request, the Seller shall provide dedicated Seller Representatives, customized spare parts provisioning (including, but not limited to, Initial Provisioning recommendations) and training recommendations and shall assist the Buyer and its Operators in sourcing appropriate third party providers of maintenance and spares support for the Aircraft.

3.	SELLER SERVICE BULLETINS FOR AIRWORTHINESS DIRECTIVES

*****

*****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA9-2/12

4.	MMEL

The Seller will provide, ***** prior to and after the Delivery of the Aircraft, technical assistance and technical justification for the Buyer’s or its Operator’s application, as the case may be, to the FAA, or the Operator’s Aviation Authority, for the relief on certain MMEL requirements. In this context, the Seller’s specialist(s) will review the range of MMEL issues with the Buyer’s or its Operator’s MEL specialist(s), as the case may be, to determine priorities and actions for technical justification and to assist the Buyer or its Operator, as the case may be, in its preparation for the FAA’s Flight Operations Evaluation Board (FOEB) or the equivalent Operator’s Aviation Authority’s meetings on the Aircraft.

5.	WARRANTY PERIOD

The warranties described in Clauses 12.1.1 and 12.1.2 of the Agreement will be limited to those defects that become apparent within the Warranty Period as defined in Clause 12.1.3; *****

6.	SERVICE LIFE POLICY

*****

7.	TECHNICAL DATA REVISION SERVICE

*****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA9-3/12

8.	FERRY FLIGHT SERVICES

Upon request of the Buyer or its Initial Operator, as the case may be, the Seller and the Buyer or its Initial Operators, as the case may be, will enter into an agreement for ferry flight services which will include, but not be limited to, the terms and conditions set forth in Attachment 2 to this Letter Agreement No. 9.

9.	ETOPS TRAINING

The Seller agrees to provide ***** an additional 3 flight crew ETOPS training per Aircraft if such additional allocation is required on top of the total ETOPS training allocation provided under Clause 16 for the placement of any Aircraft with the Initial Operator. It is agreed that this additional ETOPS training shall not be eligible for entering the pool of Support Items set forth in Paragraph 1 of this Letter Agreement No.9 and shall lapse if not used by the time of Delivery of the last Aircraft under this Agreement.

10.	NON-DISCRIMINATION

The Seller represents to the Buyer that the product support package provided in the Agreement contains terms and conditions customarily provided to, and accepted by, leasing companies, for transfer to lessees who are new operators of Airbus aircraft. The Seller further represents that the provisions of the Agreement and of this Letter Agreement No.9 with respect to product support and Letter Agreement No. 11 with respect to the Buyer’s rights to assign or transfer all or any part of such product support to its Operators are no less favorable to the Buyer when taken as a whole than similar provisions provided to other A330-200F leasing companies in connection with Airbus aircraft purchase transactions of a similar nature.

11.	ASSIGNMENT

Notwithstanding any other provision of the Agreement, or this Letter Agreement No. 9, the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, which consent shall not be unreasonably withheld, delayed, denied, or conditioned, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 11 will be void and of no force or effect.

12.	COUNTERPARTS

This Letter Agreement No. 9 may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA9-4/12

If the foregoing correctly sets forth our understanding, please execute the original and two (2) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:

Name:

Title:

Accepted and Agreed

INTREPID AVIATION GROUP, LLC
By:	Intrepid Aviation Management, LLC
Authorized Signatory

By:
RONALD K. ANDERSON, Chief Executive Officer

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA9-5/12

ATTACHMENT 1 TO LETTER AGREEMENT NO. 9

AIRBUS TRAINING: SWAPPING MATRIX

Courses/Devices	Unit	Value
Maintenance/Structure/Flight Ops. Course
Trainee day for maintenance/structure/Flight Ops. Courses	Trainee Day (T/D)	1
Flight Crew Courses
Standard Transition course A320 (inc. LVO)	Crew	160
Standard Transition course A330/A340 (inc. LVO)	Crew	200
Standard Transition course A380 (inc. LVO)	Crew	240
CCQ A320F to A330/A340	Crew	100
CCQ A330/A340 to A320F	Crew	80
CCQ A330 TO A340	Crew	40
CCQ A340 to A330	Crew	20
CCQ A330 to A380	Crew	120
TRI A320/A330/A340	Trainee	25
TRI A380	Trainee	28
Initial TRI A320/A330/A340	Trainee	30
Initial TRI A380	Trainee	35
Cross Instructor Qualification A320/A330/A340	Trainee	17
ETOPS A320/A330	Crew	22
ELT A320 LONG: MCC + JET EXPERIENCE	Trainee	32
ELT A320 SHORT: JET EXPERIENCE	Trainee	10
Cabin Crew Course
Cabin Crew - Type rating A320/A330/A340	Trainee	5
Cabin Crew - Type rating A380	Trainee	8
Training Devices
A320 FFS dry lease session	4 hours	16
A330/A340 FFS dry lease session	4 hours	20
A380 FFS dry lease session	4 hours	24
A320 FFS wet lease session	4 hours	16
A330/A340 FFS wet lease session	4 hours	20
A380 FFS wet lease session	4 hours	24

Training courses to be performed exclusively in Airbus Training Centers

Toulouse/Hamburg/Miami/Beijing

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA9-6/12

ATTACHMENT 2 TO LETTER AGREEMENT NO. 9

TERMS AND CONDITIONS OF FERRY FLIGHT AGREEMENT

Unless otherwise defined herein, all capitalized terms will have the meanings assigned to them in the Airbus A330-200 Freighter Purchase Agreement of even date herewith (the “Purchase Agreement”) between Airbus S.A.S. (“Airbus”) and Intrepid Aviation Group, LLC (the “Company”).

1.	FERRY FLIGHT SERVICES

1.1	The ferry flight services (the “Ferry Flight Services”) will be conducted, at times to be agreed between the parties in writing in advance of each ferry flight (each, a “Ferry Flight”), for the purpose of ferrying a newly delivered Aircraft from the Delivery Location to a location to be designated by the Company, or its designee, as the case may be.

1.2	Airbus will provide up to two (2) pilots skilled and experienced in the operation of the Aircraft (the “Airbus Pilots”), for each Ferry Flight. All Airbus Pilots will (a) hold valid and current pilot certificates (including medical certificates) and type ratings issued by the relevant Aviation Authority (b) be employees of Airbus or an Affiliate of Airbus and (c) meet all internal Company requirements for pilots and independent contractors.

1.3	Notwithstanding anything contained in this Ferry Flight Agreement, the Company shall be under no obligation to use any Airbus Pilots on any Ferry Flights.

2.	FERRY FLIGHT SCHEDULING

2.1	The Company or its designee, as the case may, be will notify Airbus not less than thirty (30) days in advance of the date on which the Company or its designee, as the case may be, wishes to receive Ferry Flight Services, unless the parties hereto agree to a shorter notice period.

2.2	Airbus will respond promptly to the Company’s or its designee’s, as the case may be, notice, but in no event more than five (5) days after receipt of such notice, indicating whether the requested Ferry Flight Services will be provided. Airbus will be entitled to decline to provide the Ferry Flight Services based only on its own commercial and operational constraints.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA9-7/12

3.	FERRY FLIGHT OPERATIONS

3.1	An Airbus Pilot will act as pilot in command of the Aircraft, except when flying with a Company’s or its designees’, as the case may be, check pilot, during all Ferry Flights.

3.2	The Company or its designees, as the case may be, will establish flight plans for all Ferry Flights and the Airbus Pilots will take orders with respect thereto from the Operations Director of the Company or its designee, as the case may be.

3.3	The Airbus Pilots shall comply with the provisions of any applicable rules and regulations of the Company or its designees, as the case may be, while conducting the Ferry Flights.

3.4	All Ferry Flights will be non-revenue flights and will carry no revenue passengers. Ferry Flights may occasionally carry Company or its designees, as the case may be, or business partner’s non-revenue passengers.

3.5	Airbus Pilots will be responsible only for transportation of the Aircraft between the Delivery Location and location designated by the Company or its designee, as the case may be, and will have no involvement in, or responsibility for, or any authority with respect to decisions concerning, any aspect of maintenance, flight test or acceptance of any Aircraft before or after any Ferry Flight.

4.	PRICE AND PAYMENT

4.1	The fees for the Ferry Flight Services will be as set forth in Airbus’s (or ANACS’, as applicable) then current Customer Services Catalog.

4.2	The Company or its designees, as the case may be, will be responsible for all reasonable living expenses (hotel accommodation, meals and local transportation) and transportation costs (including, in the case of international travel, business class tickets) of the Airbus Pilots performing the Ferry Flights under this Ferry Flight Agreement.

4.3	Airbus will invoice the Company or its designee, as the case may be, and the Company or its designee, as the case may be, shall pay Airbus within thirty (30) days from date of receipt of invoice, together with reasonable supporting documentation.

4.4	The Company or its designees, as the case may be, shall make all payments hereunder as provided in Clause 5.1 of the Purchase Agreement, or as otherwise instructed by Airbus prior to performance of the Ferry Flight Services.

4.5

If any payment due to Airbus under this Ferry Flight Agreement is not received within ten (10) days after its due date, without prejudice to Airbus’s other rights under this Ferry Flight Agreement and at law, Airbus shall be entitled to interest for late payment calculated on the amount due from and including the due date of payment up to and including the date when

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA9-8/12

the payment is received by Airbus at a rate equal to the London Interbank Offered Rate (LIBOR) for twelve (12) months deposits in US Dollars (as published in the Financial Times on the due date) plus ***** per year (part year to be prorated).

All such interest shall be compounded monthly and calculated on the basis of the actual number of days elapsed in the month assuming a thirty (30) day month and a three hundred and sixty (360) day year.

5.	INDEMNITY AND INSURANCE

5.1	Except in the case of gross negligence or willful misconduct of Airbus, its Affiliates, directors, officers, agents and employees, the Company shall be liable for and shall indemnify and hold harmless, or shall cause its designee to be liable for and indemnify and hold harmless, Airbus, its Affiliates, directors, officers, agents and employees and their respective insurers from and against all liabilities, claims, damages, costs and expenses (including reasonable legal expenses and attorney fees) incident thereto or incident to successfully establishing the right to indemnification, for injury to or death of any person (including any of the Company’s or its designees’, as the case may be, directors, officers, agents and employees present during the Ferry Flight, but excluding directors, officers, agents and employees of Airbus or its Affiliates) and/or for loss of or damage to any property and/or for loss of use thereof arising (including the Aircraft on which the Ferry Flight is performed), caused by or in any way connected to the performance of the Ferry Flight Services, provided that the Company or its designee, as the case may be, shall have no obligation to indemnify Airbus, its Affiliates, directors, officers, agents or employees or their respective insurers to the extent that such losses arise in whole or in part out of the acts or omissions of Airbus or its Affiliates solely as the manufacturer of an Aircraft or the supplier of spare parts installed thereon.

5.2	For all Ferry Flight Services, to the extent of the Company’s undertaking set forth in Paragraph 5.1 of this Ferry Flight Agreement, the Company will, or will cause its designee to:

(a)	cause Airbus, its Affiliates, its subcontractors and each of their respective directors, officers, agents and employees to be named as an additional insured under the Company’s or its designees’, as the case may be, Comprehensive Aviation Legal Liability insurance policies, including War Risks and Allied Perils (such insurance to include the AVN 52E Extended Coverage Endorsement or any further Endorsement replacing AVN 52E as may be available as well as any excess coverage in respect of War and Allied Perils Third Parties Legal Liabilities Insurance), and

(b)	arrange for the limits of insurance coverage to be carried by the Company or its designee, as the case may be, as required by Section 5.2 (a) hereof shall be as follows: (i) ground risk only: not less than U.S. Dollars Three Hundred Million ($300,000,000) CSL with AVN 52 limited to not less than U.S. Dollars One Hundred Fifty Million ($150,000,000), except

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA9-9/12

*****

(c)	with respect to the Company’s or its designee’s, as the case may be, Hull All Risks and Hull War Risks insurances and Allied Perils, cause the insurers of the Company’s or its designees, as the case may be, hull insurance policies to waive all rights of subrogation against Airbus, its Affiliates, its subcontractors and each of their respective directors, officers, agents, employees and insurers.

Notwithstanding anything to the contrary herein, the insurance coverages to be carried by the Company or its designees, as the case may be, hereunder will not provide coverage to Airbus or waive subrogation as to Airbus, for any acts or omissions, which constitute gross negligence or willful misconduct by Airbus, its Affiliates, its subcontractors, and each of their respective directors, officers, agents, employees, and insurers.

Any applicable deductible will be borne by the Company or its designee, as the case may be. The Company or its designee, as the case may be, will furnish, or will cause to be furnished to Airbus, not less than two (2) working days prior to the start of any Ferry Flight Services, certificates of insurance, in English, evidencing the limits of liability cover and period of insurance coverage in a form acceptable to Airbus from the Company’s or its designee’s, as the case may be, insurance broker(s), certifying that such policies have been endorsed as follows:

(i)	under the Comprehensive Aviation Legal Liability Insurances, the Company’s or its designee’s, as the case may be, policies are primary and non-contributory to any insurance maintained by Airbus or its Affiliates.

(ii)	such insurance can only be cancelled or materially altered by the giving of not less than thirty (30) days (but seven (7) days or such lesser period as may be customarily available in respect of War Risks and Allied Perils) prior written notice thereof to Airbus, and

(iii)	under any such cover, all rights of subrogation against Airbus, its Affiliates, its subcontractors and each of their respective directors, officers, agents, employees and insurers have been waived, except for any acts or omissions, which constitute gross negligence or willful misconduct by Airbus, its Affiliates, its subcontractors, and each of their respective directors, officers, agents, employees, and insurers.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA9-10/12

6.	INTERPRETATION AND LAW; VENUE

This Ferry Flight Agreement is entered into and will be governed by the laws of the State of New York, without giving effect to any conflict of laws provisions that would result in application of the law of any other jurisdiction. Each party hereto: (1) agrees, accepts and submits itself to the jurisdiction of the courts of the State of New York located in New York County, New York and of the United States District Court for the Southern District of New York in connection with any legal action, suit or proceeding with respect to any matter relating to or arising out of or in connection with this Ferry Flight Agreement; (2) hereby irrevocably waives, to the extent permitted by applicable law, and agrees not to assert, by way of motion, as a defense, or otherwise, in any legal action or proceeding brought under this Ferry Flight Agreement in any of the aforementioned courts, that such action or proceeding is brought in an inconvenient forum, that venue for the action or proceeding is improper or that this Ferry Flight Agreement may not be enforced in or by such courts; and (3) hereby waives its respective rights to a jury trial of any claim or cause of action in any court in any jurisdiction based upon or arising out of or relating to this Ferry Flight Agreement.

7.	MISCELLANEOUS PROVISIONS

7.1	Term

This Ferry Flight Agreement will be with respect to the first Aircraft delivered under the Purchase Agreement and will continue in effect until terminated by either party by thirty (30) days’ prior written notice to the other party. Following termination of the Ferry Flight Agreement under the terms of this paragraph 7.1, neither party will have any further obligation to the other hereunder, subject only to the Company’s or it’s designee’s, as the case may be, obligations to make all payments required under paragraph 4 above.

7.2	Notices

All notices and requests required or authorized hereunder shall be given in writing and in compliance with the terms applicable to the Purchase Agreement under Clause 22.2 thereof.

7.3	Entire Agreement

This Ferry Flight Agreement constitutes the entire understanding of the parties relating to the subject matter hereof and supersedes all prior representations or agreements, whether oral or written, relating hereto.

Neither this Ferry Flight Agreement nor any provision hereof, may be amended, changed, waived, discharged or terminated verbally, but only by a subsequent instrument in writing signed by both parties.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA9-11/12

7.4	Confidentiality

This Ferry Flight Agreement and its contents are confidential and shall not be disclosed in whole or in part to any third party, except as may be required by law, or except as may be necessary to enforce the terms hereof in connection with litigation initiated by either party hereto

7.5	Counterparts

This Ferry Flight Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

7.6	Independent Contractor; No Joint Venture

Airbus and the Airbus Pilots shall be considered independent contractors of the Company. None of the Airbus Pilots shall be considered employees of the Company. Nothing contained herein shall be construed as creating any type of joint venture or partnership among Airbus, any of its Affiliates, the Airbus Pilots and/or the Company.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA9-12/12

LETTER AGREEMENT NO. 10

As of May 30th, 2007

INTREPID AVIATION GROUP, LLC

650 Madison Avenue, 26th Floor

New York, New York 10022

Attention: Mr. Ronald K. Anderson

RE: A330-200F SELLER-SUPPLIED BUYER FURNISHED EQUIPMENT (SSBFE)

Dear Sirs,

INTREPID AVIATION GROUP, LLC (the “Buyer”), and AIRBUS S.A.S. (the “Seller”), have entered into an Airbus A330-200 Freighter Purchase Agreement dated as of even date herewith (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 10(the “Letter Agreement No. 10”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement No. 10 will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement No. 10.

Both parties agree that this Letter Agreement No. 10 will constitute an integral, non-severable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement No. 10 will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement No. 10 have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement No. 10 will govern.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA10-1/7

1.	SCOPE

The parties hereby agree that, subject to the terms, conditions and limitations set forth in this Letter Agreement, certain items of equipment identified as Buyer Furnished Equipment in the Specification shall be changed into Seller Supplied Buyer Furnished Equipment, as such terms are defined hereunder.

Specification Change Notice(s) providing the specific part numbers and/or appropriate description and the effects of such change(s) shall be executed between the parties subsequently hereto.

The Buyer shall fully comply and cause the BFE Suppliers to fully comply with the terms of Clauses 18 and 14.A.3.2 of the Agreement, which shall remain applicable in their entirety.

2.	DEFINITIONS AND INTERPRETATION

SFE	stands for Seller Furnished Equipment and corresponds to items of equipment that are identified in the Specification as being furnished by the Seller.

BFE	stands for Buyer Furnished Equipment, as further defined in Clause 18 of the Agreement, and corresponds to items of equipment that are identified in the Specification as being furnished by the Buyer.

SSBFE	stands for Seller Supplied Buyer Furnished Equipment and corresponds to BFE for which the Seller provides purchasing assistance. The exact terms and conditions of such services are specified in this Letter Agreement. The status of SSBFE is a variant of BFE and shall at no time be deemed to be Seller Furnished Equipment (SFE). The Buyer shall remain solely responsible for any and all issues related to the specification, quality and performance of the selected SSBFE and for all warranty agreements with the relevant BFE Supplier.

BFE Suppliers	means the suppliers of BFE/SSBFE selected by the Buyer.

3.	PURCHASE AGREEMENTS WITH BFE SUPPLIERS

The Buyer shall enter directly into purchase agreements with BFE Suppliers (“the SSBFE Agreements”) for the purchase of the SSBFE. The Buyer shall provide to the Seller a copy of such signed SSBFE Agreements in due time to enable the on-time placement of purchase orders for SSBFE by the Seller.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA10-2/7

*****

•	*****

•	*****

•	*****

•	*****

•	*****

•	*****

•	*****

4.	PURCHASE ORDER PLACEMENT *****

Once a signed SSBFE Agreement is in force, the Seller shall place purchase orders with the relevant BFE Supplier and ensure payment to the BFE Supplier on behalf of the Buyer in accordance with the SSBFE Agreement, this Letter Agreement and the applicable SCN.

*****

•	*****

•	*****

•	*****

•	effect payments to BFE Suppliers in accordance with the terms of payment specified in the signed SSBFE Agreements.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA10-3/7

5.	INVOICING

*****

6.	PRICING

6.1	*****

6.2	*****

7.	AGENCY

The Buyer hereby appoints the Seller solely as its agent to, for and on behalf the Buyer:

•	place purchase orders with the BFE Suppliers as set forth in Clause 4 hereinabove; and

•	*****

and the Seller hereby accepts such appointment.

The Buyer shall notify the BFE Suppliers in writing of the Seller’s appointment as the Buyer’s agent acting on behalf of the Buyer.

Notwithstanding the foregoing, each of the parties hereto acknowledges that the Seller is an independent contractor. In providing the above services, including specifically any customer guidance, the Seller (or its officers, employees, agents, Affiliates or subcontractors) shall be deemed to be acting in an advisory capacity only and shall at no time be deemed to be acting as the Buyer’s employees, either directly or indirectly. Each party acknowledges that it has no authority to bind or commit the other party to any third party except as specifically provided for in this Letter Agreement or as otherwise set forth in a signed agreement between the Seller and the Buyer.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA10-4/7

8.	WAIVER

The Seller’s obligations as agent acting on behalf of the Buyer with regard to SSBFE shall be limited to the activities described in this Letter Agreement. The Seller shall not be liable to the Buyer for any loss or damage arising out of, or in connection with, or related to the performance by the Seller (or its officers, employees, agents, Affiliates or its sub-contractors) of its obligations hereunder, unless such loss or damage arises as a direct result of gross negligence or willful misconduct of the Seller.

The Seller shall not be responsible for any default by any BFE Supplier and the Buyer shall be responsible for structuring and negotiating the SSBFE Agreements and shall be responsible for obtaining its own legal advice.

The Buyer hereby agrees to indemnify the Seller from and against all claims, suits, liabilities, losses and expenses including the reasonable legal costs and expenses (“Losses”) of whatever nature suffered by the Seller (other than Losses arising from the Seller’s gross negligence or willful misconduct in relation to its performance of its obligations hereunder as to which the Seller shall indemnify, hold harmless and defend the Buyer) to the extent that the same are caused by or are related to the performance by the Seller (or its officers, employees, agents, Affiliates or its subcontractors) of its obligations hereunder.

9.	MISCELLANEOUS

9.1	Except as otherwise provided in the Agreement and in Letter Agreement No. 13, this Letter Agreement No. 10 is not transferable, and neither parties’ rights or obligations under this Letter Agreement No. 10 shall be assigned, delegated, sold, transferred or otherwise alienated by operation of law or otherwise to any person. Any unauthorized assignment, delegation, sale, transfer or other alienation of either parties’ rights or obligations under this Letter Agreement No. 10 shall be null and void and of no effect.

9.2	Subject to any legal or governmental requirements of disclosure, the parties (which for this purpose will include their employees, agents and advisors) will maintain the terms and conditions of this Letter Agreement No. 10 and any reports or other data furnished hereunder strictly confidential. Without limiting the generality of the foregoing, both parties will use their best efforts to limit the disclosure of the contents of this Letter Agreement No. 10 to persons with a need to know the terms hereof and to the extent legally permissible in any filing required to be made by either party with any governmental agency and will make such applications as will be necessary to implement the foregoing. With respect to any public disclosure or filing, each party agrees to submit to the other party a copy of the proposed document to be filed or disclosed and will give such other party a reasonable period of time in which to review the such document. The Buyer and the Seller will consult with each other prior to the making of any public disclosure or filing, permitted hereunder, of this Letter Agreement No. 10 or the terms and conditions thereof. The provisions of this Paragraph 9.2 will survive any termination of this Letter Agreement No. 10. Notwithstanding anything to the contrary herein, either party may disclose the terms hereof in connection with litigation initiated to enforce the terms hereof.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA10-5/7

11.	COUNTERPARTS

This Letter Agreement No. 10 may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA10-6/7

If the foregoing correctly sets forth our understanding, please execute the original and two (2) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:

Name:

Title:

Accepted and Agreed

INTREPID AVIATION GROUP, LLC
By:	Intrepid Aviation Management, LLC
Authorized Signatory

By:
RONALD K. ANDERSON, Chief Executive Officer

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA10-7/7

LETTER AGREEMENT NO. 11

As of May 30th, 2007

INTREPID AVIATION GROUP, LLC

650 Madison Avenue, 26th Floor

New York, New York 10022

Attention: Mr. Ronald K. Anderson

RE: OPERATORS MATTERS

Dear Ladies and Gentlemen,

INTREPID AVIATION GROUP, LLC (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into an Airbus A330-200 Freighter Purchase Agreement dated as of even date herewith (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 11 (the “Letter Agreement No. 11”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement No. 11 will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement No. 11.

Both parties agree that this Letter Agreement No. 11 will constitute an integral, non-severable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement No. 11 will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement No. 11 have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement No. 11 will govern.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA11-1/33

1.	RIGHTS OF ASSIGNMENT IN RESPECT OF CERTAIN LESSEES

The Seller acknowledges that the Buyer will not generally act as an operator of the Aircraft purchased under this Agreement, but will act generally as a lessor of such Aircraft to various Operators acting as lessees from time to time, and as such will need to have the ability to assign certain rights and obligations under the Agreement to such Operators. Consequently the Seller agrees to the assignment by the Buyer to the Operators of certain rights and obligations, as set forth in Paragraphs 1.1 and 1.2 hereof.

1.1	Warranty and Product Support Items Assignment

1.1.1	Scope of the Assignments

Notwithstanding any contrary provisions of Clause nos. 12.7 and 20 of the Agreement, in the event of the lease of any Aircraft by the Buyer following Delivery of such Aircraft, the Buyer’s rights and obligations with respect to such Aircraft under Clauses 12 (Warranties and Service Life Policy) as amended by Letter Agreement No. 9, 13 (Patent and Copyright Indemnity), 14 (Technical Data), 15 (Seller’s Representatives), 16 (Training and Training Aids), 17 (Equipment Supplier Product Support), 19 (Indemnification and Insurance) of the Agreement may be transferred, assigned or novated to or with, such Operator in order to afford such Operator with the rights of the Buyer under such Clauses (subject to prior consultation with the Seller on the nature of the training and training aids to be transferred under Clauses 15 and 16) to the benefit of any such Operator.

1.1.2	Conditions of the Assignment

Any assignment or novation under Paragraph 1.1.1 above shall be subject to the consent of the Seller, which consent shall not be unreasonably withheld, delayed, denied, or conditioned, and the execution by the Buyer and the relevant Operator of (i) a Participation Agreement for the Support Items in the form or substantially in the form attached as Attachment A to this Letter Agreement No. 11 and, (ii) an Airframe Warranty and Support Assignment Agreement in the form or substantially in the form attached as Attachment B to this Letter Agreement No 11.

1.1.3	*****

*****

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LA11-2/33

1.2	Performance Guarantee Assignment

1.2.1	Scope of the Assignment

Notwithstanding any contrary provisions of Clause 20 of the Agreement, the Buyer may, upon execution of a definitive lease agreement with an Operator for any of the Aircraft, and prior consultation with the Seller, assign to such lessee all or portions of Paragraphs 1 to 9 inclusive of the Aircraft Performance Guarantee given to the Buyer pursuant to Letter Agreement No.8 to the Agreement. *****

1.2.2	*****

*****

2.	CERTAIN PRE-EXISTING COMMITMENTS FROM THE SELLER TO AN OPERATOR

2.1	Technical Data Revision Service

*****

2.2	*****

*****

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*****

3.	ASSIGNMENT

Except as set forth in the Agreement, and except as otherwise set forth in Letter Agreement No. 13, the rights and obligations of the parties hereunder will not be assigned or transferred in any manner without the prior written consent of the other party, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 3 will be void and of no force or effect.

4.	COUNTERPARTS

This Letter Agreement No. 11 may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

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If the foregoing correctly sets forth our understanding, please execute the original and two (2) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:

Name:

Title:

Accepted and Agreed

INTREPID AVIATION GROUP, LLC

By:	Intrepid Aviation Management, LLC
Authorized Signatory

By:
RONALD K. ANDERSON, Chief Executive Officer

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA11-5/33

ATTACHMENT A TO LETTER AGREEMENT 11

FORM

AIRFRAME WARRANTY AND SUPPORT ASSIGNMENT

Dated [                    ]

between

[LEASING COMPANY]

as Assignor

and

[AIRLINE]

as Assignee

in respect of one (1) Airbus A3[    ]-[    ] Aircraft

bearing Manufacturer’s Serial Number [    ]

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LA11-6/33

SCHEDULE 1 - THE WARRANTIES
SCHEDULE 2 – THE SUPPORT RIGHTS AND CERTAIN OTHER CLAUSES
SCHEDULE 3 - CONSENT AND AGREEMENT

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LA11-7/33

ATTACHMENT A TO LETTER AGREEMENT NO. 11

THIS AIRFRAME WARRANTY AND SUPPORT ASSIGNMENT (the “Agreement”) dated [                    ] is made

BETWEEN:

[LEASING COMPANY], a company organized and existing under the laws of [                    ] having its principal office at [                    ] (the “Assignor”); and

(2) [AIRLINE] a company organized and existing under the laws of [                    ] having its principal office at [                    ] (the “Assignee”)

WHEREAS:

(A)	Pursuant to a purchase agreement dated as of [ ] between Airbus and the Assignor, as assignee of Intrepid Aviation Group, LLC (the “Purchase Agreement”), the Assignor agreed, among other things, to purchase the Aircraft (as defined below) from Airbus.

(B)	Pursuant to an aircraft lease agreement dated as of [ ] between the Assignor and the Assignee, (the “Lease Agreement”), the Assignor has agreed to lease the Aircraft to the Assignee.

(C)	Pursuant to a participation agreement dated as of [ ] between the Assignor and the Assignee, (the “Participation Agreement”), the Assignor has authorized the Assignee to participate in certain operations relating to the Aircraft and to receive the benefit of certain customer support in respect of the Aircraft prior to Delivery.

(D)	The Assignor wishes to assign to the Assignee its interest in and to the Warranties (as defined below) and the Support Rights (as defined below) with respect to the Aircraft, upon the terms and subject to the conditions of this Agreement.

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LA11-8/33

NOW, IT IS AGREED AS FOLLOWS:

1.	Definitions and Interpretation

1.1	In this Agreement, including the recitals and schedules, the following terms shall have the following meaning:

“Aircraft” means collectively the Airframe and the aircraft engines installed thereon;

“Airframe” means the Airbus A3[    ]-[    ] aircraft bearing manufacturer’s serial number(s) [    ] (excluding the aircraft engines installed thereon), together with all parts incorporated in, installed on or attached to such airframe on the Delivery Date;

“Airbus” means Airbus S.A.S. (legal successor of Airbus S.N.C., formerly known as Airbus G.I.E. and Airbus Industrie G.I.E.), a Société par Actions Simplifiée duly created and existing under French Law, and includes its successors and assigns;

“Business Day” means a day (other than a Saturday or a Sunday) on which banks and foreign exchange markets are open for business in [    ] and France;

“Consent and Agreement” means the consent of Airbus to this Agreement and the agreement of the Assignor and the Assignee to the terms of such consent substantially in the form set out in Schedule 3;

“Delivery” means the delivery of and transfer of title to the Aircraft in accordance with the Purchase Agreement;

“Delivery Date” for the Aircraft means the date on which Delivery shall occur;

“Event of Default” means the events of default set out in Clause [    ] of the Lease Agreement;

“Support Rights” means the support rights in respect of the Aircraft pursuant to Clauses 14, 15, 16 and 17 of the Purchase Agreement as set out in Schedule 2, and which remain available as of the date hereof;

“Warranties” means the warranty rights given by Airbus in respect of the Airframe to the Assignor pursuant to clause 12 (Warranties and Service Life Policy) and Clause 13 (Patent Indemnity) of the Purchase Agreement, as set out in Schedule 1 including all post-delivery rights in respect thereof.

1.2	In this Agreement a reference to any Clause, paragraph or Schedule is a reference to such Clause, paragraph or Schedule of this Agreement, and the headings of Clauses and Schedules are inserted for convenience of reference only and shall not affect the interpretation.

1.3	Reference to any document or agreement means such document or agreement as originally signed, or as modified, amended, varied, or supplemented from time to time.

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LA11-9/33

2.	Assignment

Subject to the terms and conditions of this Agreement, the Assignor assigns to the Assignee all of its rights and interest in and to the Warranties and the Support Rights (together the “Assigned Rights”) as to the Aircraft and the Assignee hereby accepts such assignment as to the Aircraft.

3.	Rights and Obligations of the Assignor and Assignee

3.1	The terms and conditions of the Purchase Agreement shall apply to all claims made in respect of the Warranties and any exercise of the Assigned Rights and shall be binding upon the Assignee and the Assignee shall be subject to all obligations, restrictions, limitations and conditions of the Purchase Agreement with respect to the exercise of such rights or the making of any such claim (including, without limitation, the Waiver, Release and Renunciation in Clause 12.5 and the indemnities and insurance provisions in Clauses 16.6, 19.2 and 19.4 (copies of which are attached in Schedule 2 hereto) of the Purchase Agreement) to the same extent as if the Assignee had been named “Buyer” thereunder.

3.2	For as long as this Agreement is in full force and effect, the Assignee and not the Assignor will be responsible for compliance with Clauses 12.5, 16.6, 19.2 and 19.4 of the Purchase Agreement in each case in respect of the Aircraft. Upon termination of this Agreement in accordance with Article 4, the Assignor shall once again be bound by such Clauses with respect to the Aircraft.

3.3	The assignment referred to in Clause 2 shall not constitute a novation of the Purchase Agreement and the Assignor shall not be discharged from any of its obligations under the Purchase Agreement by reason of this Agreement, except as expressly provided herein.

3.4	The parties agree, and stipulate in favor of Airbus, that, save to the extent rights are hereby assigned to the Assignee, all other terms of the Purchase Agreement shall continue to apply and have full effect between the Assignor and Airbus and nothing herein shall modify in any way the rights of Airbus under the Purchase Agreement or subject Airbus to any liability to which it would not otherwise be subject.

3.5	For the avoidance of doubt, the Assignee agrees that it will not, and does not have the power or the authority to enter into any agreement with Airbus which would amend, modify, rescind, cancel or terminate the Purchase Agreement without the prior written consent of the Assignor.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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4.	Termination

4.1	Upon expiration or termination of the Lease Agreement, then this Agreement shall be automatically terminated in respect of the Aircraft, whereupon the Assigned Rights shall be deemed to be automatically re-assigned by the Assignee to the Assignor without the requirement of any further act or action (other than the notice required to be given to Airbus in accordance with Clause 4.2).

4.2	The Assignor shall promptly notify Airbus in writing of the termination of this Agreement in accordance with Clause 4.1 and Airbus shall not be deemed to have knowledge of any such termination unless and until Airbus shall have received such written notice.

5.	Onward Transfer of Rights

Neither the Assignor nor the Assignee may assign, sell, transfer, delegate or otherwise dispose of any of its respective rights or obligations under this Agreement without the prior written consent of the other party and Airbus.

6.	Notification

This Agreement (and any re-assignment pursuant to Clause 4.1) shall at the Assignee’s expense be notified to Airbus on or within 14 days following the date hereof.

7.	Non-disclosure

Each of the Assignor and the Assignee agrees that it shall not disclose to any person the terms of the Purchase Agreement or this Agreement except (a) as required by any applicable law or governmental regulations, (b) with the prior written consent of Airbus, or (c) to enforce the terms hereof pursuant to a lawsuit.

8.	Further Acts

The parties agree that at any time and from time to time, and at the cost of the Assignee, they shall promptly and duly execute and deliver any and all such further instruments and documents and take such further action as may reasonably be necessary in order to give full effect to this Agreement and the rights and powers herein granted.

9.	Waiver

No term or provision of this Agreement may be changed, waived, discharged or terminated except by written instruments signed by or on behalf of each of the parties and previously consented to in writing by Airbus.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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10.	Illegality

10.1	If at any time any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect neither the legality, validity or enforceability of the remaining provisions shall in any way be affected or impaired.

10.2	Any provision of this Agreement which may prove to be or become illegal, invalid or unenforceable in whole or in part shall so far as reasonably possible be performed according to the spirit and purpose of this Agreement.

11.	Notices

Any notice, request or information required or permitted to be given under this Agreement shall be in writing and in English. Notices, requests, and information will be delivered in person or sent by fax, letter, or expedited courier delivery service by an internationally-recognized overnight courier addressed to the parties as set forth in this Clause. In the case of a fax, notice will be deemed received upon receipt by the recipient (which will be deemed to be the time and date set forth on the confirmation of receipt produced by the sender’s fax machine immediately after the fax was sent, provided that the fax was received between the hours of 9:00 a.m. and 4:00 p.m. on a Business Day, as defined herein, in the place of receipt, but if it was not received during such time and day, then it shall be deemed to be received at 9:00 a.m. on the first Business Day in the place of receipt occurring after the date set forth on such confirmation). In the case of a mailed letter, notice will be deemed received on the tenth (10th) day after mailing. In the case of a notice sent by expedited courier delivery service, notice will be deemed received on the date of delivery set forth in the records of the courier, which accomplished the delivery. If any notice is sent by more than one of the above listed methods, notice will be deemed received on the earliest possible date in accordance with the above provisions.

Notices will be sent:

in the case of the Assignor to:

[Assignor address]

Attention:

Telefax:

in the case of the Assignee to:

[Assignee address]

Attention:

Telefax:

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LA11-12/33

in the case of Airbus to:

Airbus S.A.S.

1, rond-point Maurice Bellonte

31707 Blagnac Cedex

France

Attention: Executive Vice President Customer Services

Telefax: (33) 5.61.93.46.65

or to any party at such other address as each party may designate by notice duly given in accordance with this Article.

12.	Counterparts

This Agreement may be executed by the parties hereto in separate counterparts and any single counterpart or set of counterparts executed and delivered by the parties hereto shall constitute one and the same Agreement and a full original Agreement for all purposes.

13.	Effective Date

This Agreement shall enter into effect and be binding upon the parties with effect from the Delivery Date.

14.	Governing Law and Jurisdiction

14.1	THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAWS PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

14.2	Each of the Assignor and the Assignee (i) hereby irrevocably submits itself to the nonexclusive jurisdiction of the courts of the state of New York, New York County, of the United States District Court for the Southern District of New York, for the purposes of any suit, action or other proceeding arising out of this Agreement, the subject matter hereof or any of the transactions contemplated hereby brought by any party or parties hereto, and (ii) hereby waives, and agrees not to assert, by way of motion, as a defense or otherwise, in any such suit, action or proceeding, to the extent permitted by applicable law, any defense based on sovereign or other immunity or that the suit, action or proceeding which is referred to in subsection (i) above is brought in an inconvenient forum, that the venue of such suit, action or proceeding is improper, or that this Agreement or the subject matter hereof or any of the transactions contemplated hereby may not be enforced in or by these courts.

14.3	EACH OF THE PARTIES HERETO WAIVES ITS RIGHT TO TRIAL BY JURY IN ANY LITIGATION ARISING OUT OF OR RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM OR CROSS-CLAIM THEREIN.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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IN WITNESS WHEREOF the parties have executed this Agreement in [    ] originals on the day and year first above written.

[LEASING COMPANY]

By:
Name:
Title:

[AIRLINE]

By:
Name:
Title:

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA11-14/33

SCHEDULE 1

THE WARRANTIES

[Copy of Clauses 12 and 13 of the Purchase Agreement]

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LA11-15/33

SCHEDULE 2

THE SUPPORT RIGHTS AND CERTAIN OTHER CLAUSES

[Copy of Clauses 12.5, 14, 15, 16, 17, 19.2, and 19.4]

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA11-16/33

SCHEDULE 3

CONSENT AND AGREEMENT

(Airbus A3[    ] Aircraft MSN [    ] )

1.	Consent

The undersigned, Airbus, consents to the assignment provisions contained in Article 2 of the airframe warranty and support assignment made between [LEASING COMPANY] (the “Assignor”) and [AIRLINE] (the “Assignee”) and dated [            ], 200[    ] (the “Assignment”).

2.	Interpretation

Capitalized terms used in this Consent and Agreement shall have the meaning ascribed to them in the Assignment.

3.	Rights and Obligations of the Parties

3.1	Nothing herein or in the Assignment shall modify in any way the rights of Airbus under the Purchase Agreement or subject Airbus to any obligations, costs, expenses or liabilities to which it would not otherwise be subject.

3.2	No novation shall take place by reason of the execution and performance of the Assignment and this Consent and Agreement in relation to the obligations contained in the Purchase Agreement and the Assignor shall not be discharged from any of its obligations under the Purchase Agreement save to the extent that such duties or obligations are performed by the Assignee.

3.3	The Assignee agrees expressly for the benefit of Airbus that the terms and conditions of the Purchase Agreement shall apply to all claims made in respect of the Warranties and shall be binding upon the Assignee and the Assignee shall be subject to all obligations, restrictions, limitations and conditions of the Purchase Agreement with respect to the making of such claim (including, without limitation, the Waiver, Release and Renunciation in Clause 12 of the Purchase Agreement) to the same extent as if the Assignee had been named “Buyer” thereunder.

3.4	Airbus shall not be deemed to have knowledge of any termination of the assignment referred to Clause 4.1 of the Assignment unless and until Airbus shall have received the written notice required by Clause 4.2 thereof;

3.5	Airbus accepts the stipulations in its favor contained in the Assignment.

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4.	Indemnities

Each of the Assignor and the Assignee hereby jointly and severally indemnifies and hold harmless Airbus from and against any and all costs, expenses, losses and liabilities (including any taxes or duties of any kind) imposed on, incurred by or asserted against Airbus in any way relating to or arising out of this Consent and Agreement and the Assignment or any action or inaction of the Assignor in connection with this Consent and Agreement and the Assignment, unless and except to the extent that such costs, expenses, losses and liabilities are attributable to the gross negligence or willful misconduct of Airbus. Any claim for payment by Airbus, as the case may be, shall be substantiated by the certificate of its Vice-President, Contracts Administration and Delivery Transactions (which certificate shall, in the absence of manifest error, be conclusive and binding on the parties).

5.	Non-disclosure

Each of the Assignor and the Assignee agrees that it shall not disclose to any person the terms of Clauses 12 and 13 of the Purchase Agreement or this Consent and Agreement, except as set forth in the Assignment.

6.	Illegality

If at any time any provision of this Consent and Agreement is or becomes illegal, invalid or unenforceable in any respect neither the legality, validity or enforceability of the remaining provisions shall in any way be affected or impaired.

7.	Counterparts

This Consent and Agreement may be executed by the parties in separate counterparts and any single counterpart or set of counterparts executed and delivered by the parties shall constitute one and the same agreement and a full original agreement for all purposes.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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8.	Governing Law and Jurisdiction

THIS CONSENT AND AGREEMENT WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAWS PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

Each of the parties hereto (i) hereby irrevocably submits itself to the nonexclusive jurisdiction of the courts of the state of New York, New York County, of the United States District Court for the Southern District of New York, for the purposes of any suit, action or other proceeding arising out of this Consent and Agreement, the subject matter hereof or any of the transactions contemplated hereby brought by any party or parties hereto, and (ii) hereby waives, and agrees not to assert, by way of motion, as a defense or otherwise, in any such suit, action or proceeding, to the extent permitted by applicable law, any defense based on sovereign or other immunity or that the suit, action or proceeding which is referred to in subsection (i) above is brought in an inconvenient forum, that the venue of such suit, action or proceeding is improper, or that this Consent and Agreement or the subject matter hereof or any of the transactions contemplated hereby may not be enforced in or by these courts.

EACH OF THE PARTIES HERETO WAIVES ITS RIGHT TO TRIAL BY JURY IN ANY LITIGATION ARISING OUT OF OR RELATING TO THIS CONSENT AND AGREEMENT AND FOR ANY COUNTERCLAIM OR CROSS-CLAIM THEREIN.

9.	Purchase Agreement Consent

This Consent and Agreement shall constitute the consent of Airbus required in respect of the Assignment.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA11-19/33

Dated 200[ ]

AIRBUS S.A.S.

By:
Name:
Title:

Accepted and Agreed
[LEASING COMPANY]

By :
Name:
Title :

Accepted and Agreed
[AIRLINE]

By:
Name:
Title:

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA11-20/33

ATTACHMENT B TO LETTER AGREEMENT 11

FORM OF PARTICIPATION AGREEMENT

DATED
TBD as Lessor and
TBD as Lessee
PARTICIPATION AGREEMENT
In respect of (XX) AIRBUS MODEL A330-200F AIRCRAFT with manufacturer’s serial numbers XXXX and XXX respectively

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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This PARTICIPATION AGREEMENT is dated

BETWEEN:

XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX (“Lessor”); and

XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX (“Lessee”).

RECITALS:

Pursuant to the Airbus A330-200F Purchase Agreement dated as of [fill in date] between Lessor, as assignee of Intrepid Aviation Group, LLC, and Airbus S.A.S. (the “Manufacturer”) as amended and supplemented from time to time (the “Purchase Agreement”), the Lessor has agreed to acquire certain A330-200F model aircraft bearing serial number(s) [fill in number(s)] respectively, currently scheduled for delivery in [fill in date] (each an “Aircraft”).

Lessor has agreed to lease the Aircraft to Lessee pursuant to [fill in number] aircraft lease agreements of even date herewith, each in respect of [fill in number] Aircraft (the “Lease Agreements”).

Lessor and Lessee have agreed to enter into this Participation Agreement in respect of the Aircraft.

NOW IT IS HEREBY AGREED AS FOLLOWS:

1.	AUTHORIZATION

1.1	Inspection Process

Lessor hereby authorizes Lessee:

(a)	to inspect, pursuant to Clause 6 of the Purchase Agreement (an extract of which is set out in Appendix 2), the manufacture of each Aircraft and the materials and parts relating thereto; and

(b)	to attend and observe the acceptance tests of each Aircraft referred to in Clauses 8.1 and 8.2 of the Purchase Agreement (an extract of which is set out in Appendix 2).

1.2	Customer Support

Lessor hereby authorizes Lessee:

(a)	to receive, pursuant to Clause 14 of the Purchase Agreement, the technical publications in respect of each Aircraft specified in that Clause 14 (an extract of which is set out in Appendix 2);

(b)	to arrange training coordination meetings pursuant to Clause 16 of the Purchase Agreement; and

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(c)	to take the benefit of the training support described in Appendix 3 hereto pursuant to Clauses 15 and 16 of the Purchase Agreement (extracts of which are set out in Appendix 2), in each case to the extent agreed between Lessor and Lessee in the Lease Agreements.

1.3	Representation and Warranty

Lessor hereby represents and warrants to Lessee, that, Lessor is entitled (under the Purchase Agreement or otherwise) to authorize Lessee to inspect and receive customer support as set out in Clauses 1.1 and 1.2.

2.	COMMENCEMENT AND TERMINATION

This Participation Agreement shall be effective upon the Manufacturer’s execution of the Notice and Acknowledgement referenced in Section 3(b) hereof and shall terminate (in so far as it relates to a particular Aircraft) upon the earliest to occur of any one of the following:

(a)	the termination of Lessor’s obligation to lease the Aircraft to Lessee pursuant to the Lease Agreement for any reason; or

(b)	completion of the Delivery of the Aircraft by the Manufacturer to Lessor under the Purchase Agreement and by Lessor to Lessee under the Lease Agreement, at which time the authorization of Lessee pursuant to Clauses 1.1 and 1.2 (the “Authorization”) will immediately cease and the right to inspect and receive the customer support shall revert exclusively to Lessor.

3.	CONDITIONS OF PARTICIPATION

This Participation Agreement is subject to the following conditions:

(a)	Subject to Clause 3(d), Lessee hereby agrees to be bound by and to comply with Clause 19.1 (Indemnity Provisions) of the Purchase Agreement (a copy of which is attached in Appendix 2 hereto) as if Lessee had been named “Buyer” of the Aircraft under such agreement, and to the extent of (x) injury to or death of any representative of Lessee, (y) loss or damage to property of any representative of Lessee and (z) liabilities, damages, losses, costs and expenses of Seller (as defined in the Purchase Agreement) and its associated subcontractors, officers, agents and employees arising out of or caused by the willful misconduct or gross negligence of any representative of Lessee.

(b)	Lessor shall use commercially-reasonable efforts to procure that the Manufacturer execute the notice and acknowledgement in the form of Appendix 1 hereto (the “Notice

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and Acknowledgement”) which extends to Lessee the benefit of Clause 19.1 of the Purchase Agreement in respect of any damages, claims or liabilities arising during the term of this Participation Agreement.

(c)	Notwithstanding the provisions of Clause 3(a) above, Lessor will remain responsible for compliance with Clause 19.1 of the Purchase Agreement to the extent of (i) injury to or death of any representative of Lessor, (ii) loss or damage to the property of any representative of Lessor and (iii) liabilities, claims, damages, costs, losses and expenses of the Manufacturer or its representatives arising out of or caused by the gross negligence or willful misconduct of Lessor or its representatives.

(d)	Except with respect to events occurring prior to the termination of this Participation Agreement in respect of an Aircraft, upon termination of this Participation Agreement:

(i)	Lessee shall be released from any liability and any further obligations whatsoever with respect to the Purchase Agreement as to Clause 19.1 thereof; and

(ii)	Lessor (and not Lessee) shall continue to be bound by Clause 19.1 of the Purchase Agreement with respect to the Aircraft.

(e)	Other than with respect to the obligations assumed by Lessee under Clause 3(a) of this Participation Agreement, Lessor shall remain fully bound by all provisions of the Purchase Agreement.

(f)	Except to the extent set forth in Clause 3(a) and 3(b) above, nothing contained herein shall subject the Manufacturer to any liability or additional obligations whatsoever to which it would not otherwise be subject under the Purchase Agreement or, modify in any respect whatsoever its contractual rights under the Purchase Agreement.

(g)	Notwithstanding anything to the contrary herein, Lessee shall indemnify, hold harmless, and defend Lessor from and against any and all claims, damages, liabilities, losses, lawsuits, and expenses (including reasonable attorneys’ fees) resulting or arising from the acts, omissions, negligence, or misconduct of Lessee in connection with this Participation Agreement.

(h)	Notwithstanding the Authorization, Lessee shall not be construed as having been appointed as Lessor’s agent and shall not be permitted to act on behalf of or in place of Lessor without the express written authorization of Lessor and nothing contained herein shall be construed to give such authorization.

4.	NOTIFICATION

(a)	This Participation Agreement shall be notified by Lessor to the Manufacturer promptly after the execution hereof. The Manufacturer shall not be deemed to

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have received notice of any of the provisions hereof prior to receipt of the Notice and Acknowledgement. Upon receipt of the Notice and Acknowledgement, Lessor shall use commercially-reasonable efforts to procure, that the Manufacturer promptly countersign and return such Notice and Acknowledgement to Lessor, and Lessor shall provide to Lessee a copy of such acknowledgment.

(b)	On termination of this Participation Agreement as provided in Clause 2 above, Lessor shall promptly notify the Manufacturer thereof in writing. The Manufacturer shall not be deemed to have knowledge of any change in the authority of Lessor or Lessee, as the case may be, or the commencement, expiration or termination of the Lease Term (as defined in the Lease Agreement) until the Manufacturer has received notice thereof in writing from Lessor. The Manufacturer shall be fully entitled to rely upon anything said or done or omitted by Lessor in such notice.

(c)	Any notice, request or information required or permitted to be given under this Participation Agreement shall be in writing and in English. Notices, requests, and information will be delivered in person or sent by fax, letter, or expedited courier delivery service by an internationally-recognized overnight courier addressed to the parties as set forth in this Clause. In the case of a fax, notice will be deemed received upon receipt by the recipient (which will be deemed to be the time and date set forth on the confirmation of receipt produced by the sender’s fax machine immediately after the fax was sent, provided that the fax was received between the hours of 9:00 a.m. and 4:00 p.m. on a Business Day, as defined herein, in the place of receipt, but if it was not received during such time and day, then it shall be deemed to be received at 9:00 a.m. on the first Business Day in the place of receipt occurring after the date set forth on such confirmation). In the case of a mailed letter, notice will be deemed received on the tenth (10th) day after mailing. In the case of a notice sent by expedited courier delivery service, notice will be deemed received on the date of delivery set forth in the records of the courier, which accomplished the delivery. If any notice is sent by more than one of the above listed methods, notice will be deemed received on the earliest possible date in accordance with the above provisions.

Notices to the:

Lessor shall be addressed at:

Attention:

Fax:

With a copy to:

Attention:

Fax:

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LA11-26/33

Lessee shall be addressed at:

Attention:

Fax:

With a copy to:

Attention:

Fax:

Airbus shall be addressed at:

Airbus SAS

1 Rond-Point Maurice Bellonte

31707 Blagnac

France

Attention: Director, Contracts

Fax: +33 561 30 40 11

or to any party at such other address as each party may designate by notice duly given in accordance with this Clause. For purposes of this Clause, “Business Day” shall mean a day (other than a Saturday or a Sunday) on which banks and foreign exchange markets are open for business in [ ] and France.

5.	FURTHER ASSURANCES

Each party hereto will from time to time after the execution and delivery of this Participation Agreement, at its own cost, promptly and duly execute and deliver such further documents and instruments and take such further actions which may be necessary in order to effectuate fully the intent and purposes of, and the transaction contemplated by, this Participation Agreement.

6.	MODIFICATION, REVISION AND SUBSTITUTION OF ENTITLEMENT

For the avoidance of doubt, Lessee agrees that it does not and will not have the power to enter into any agreement (other than this Participation Agreement) that would amend, modify, supplement, rescind, cancel or terminate the Purchase Agreement without the prior written consent of Lessor and the Manufacturer.

7.	CONFIDENTIALITY

Lessee agrees that it will not disclose, directly or indirectly, any of the terms of the Purchase Agreement to any third party without the prior written consent of Lessor and the

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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Manufacturer except (a) as required by applicable law or governmental regulation or (b) to Lessee’s professional advisors. Any disclosure as contemplated by paragraph (b) of the preceding sentence shall include a requirement that the entity to which such information is disclosed shall be subject to obligations of non-disclosure substantially the same as those contained herein.

8.	AMENDMENTS

This Participation Agreement shall not be amended, modified, supplemented or terminated (other than in accordance with Clause 2) except in writing signed by each party hereto and acknowledged by the Manufacturer.

9.	COUNTERPARTS

This Participation Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

10.	SEVERABILITY

The covenants, warranties, representations and agreements, contained herein are separate and severable and the invalidity or unenforceability of any one or more such covenants, warranties, representations or agreements shall not affect the validity or enforceability of any other covenant, warranty, representation or agreement contained herein.

11.	ENTIRE AGREEMENT

This Participation Agreement constitutes, on and as of the date hereof, the entire agreement of the parties hereto with respect to the subject matter hereof, and all prior or other contemporaneous understanding or agreements, whether written or oral, between the parties hereto with respect to the subject matter hereof are hereby superseded in their entirety.

12.	ASSIGNMENT

The rights and obligations under this Participation Agreement are personal to the parties and shall not be assigned, transferred, sold or otherwise disposed of by either of the parties hereto, without the other party’s prior written consent.

13.	GOVERNING LAW AND JURISDICTION

THIS PARTICIPATION AGREEMENT WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAWS PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

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Each of Lessor and Lessee (i) hereby irrevocably submits itself to the nonexclusive jurisdiction of the courts of the state of New York, New York County, of the United States District Court for the Southern District of New York, for the purposes of any suit, action or other proceeding arising out of this Participation Agreement, the subject matter hereof or any of the transactions contemplated hereby brought by any party or parties hereto, and (ii) hereby waives, and agrees not to assert, by way of motion, as a defense or otherwise, in any such suit, action or proceeding, to the extent permitted by applicable law, any defense based on sovereign or other immunity or that the suit, action or proceeding which is referred to in Clause (i) above is brought in an inconvenient forum, that the venue of such suit, action or proceeding is improper, or that this Participation Agreement or the subject matter hereof or any of the transactions contemplated hereby may not be enforced in or by these courts.

EACH OF THE PARTIES HERETO WAIVES ITS RIGHT TO TRIAL BY JURY IN ANY LITIGATION ARISING OUT OF OR RELATING TO THIS PARTICIPATION AGREEMENT AND FOR ANY COUNTERCLAIM OR CROSS-CLAIM THEREIN.

14.	THIRD PARTY RIGHTS

Except as expressly set forth herein, there shall be no third-party beneficiaries hereof.

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IN WITNESS WHEREOF, the parties have caused this Participation Agreement to be executed on their behalf by their duly authorized officers, as of the date first above written.

Lessor

By:
Name:
Title:

Lessee

By:
Name:
Title:

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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APPENDIX 1

FORM OF NOTICE TO AIRBUS SAS AND ACKNOWLEDGEMENT

BY COURIER

Airbus SAS

1 Rond-Point Maurice Bellonte

31707 Blagnac

France

Attention:        Director, Contracts

Date:

Dear Sirs:

Participation Agreement dated                  between Lessor and Lessee (the “Participation Agreement”)

We hereby give you notice, pursuant to Clause 4(a) of the Participation Agreement (a copy of which is attached hereto), that Lessor has authorized Lessee, pursuant to the Participation Agreement, to participate with respect to the delivery of [fill in data] aircraft bearing manufacturer’s serial number(s) [fill in number] respectively (the “Aircraft”).

This authorization shall be effective on receipt of your acknowledgement of this notice.

We confirm for your benefit the provisions of Clauses 3(d), 3(e) and 3(f) of the Participation Agreement.

Yours faithfully

By:
for and on behalf of Lessor

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Airbus SAS confirms receipt of this notice and acknowledgement and agrees to the terms set out in Clauses 1 and 3 of the Participation Agreement and further confirms and agrees for the benefit of Lessee that Airbus SAS shall extend the benefit of the provisions of Clause 19.1 of the Purchase Agreement to Lessee (in so far as they relate to the Aircraft) until the Participation Agreement is terminated in accordance with its terms in respect of the Aircraft.

Acknowledged by Airbus SAS by:

By:
Name:
Title:

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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APPENDIX 2

Extracts of Clauses 6, 8, 14, 15, 16 and 19.1 of the Purchase Agreement

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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LETTER AGREEMENT NO. 12

As of May 30th, 2007

INTREPID AVIATION GROUP, LLC

650 Madison Avenue, 26th Floor

New York, New York 10022

Attention: Mr. Ronald K. Anderson

Re:	Miscellaneous

Dear Ladies and Gentlemen,

INTREPID AVIATION GROUP, LLC (the “Buyer”), and AIRBUS S.A.S. (the “Seller”), have entered into an Airbus A330-200 Freighter Purchase Agreement dated as of even date herewith (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 12 (the “Letter Agreement No.12”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement No. 12 will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement No.12.

Both parties agree that this Letter Agreement No. 12 will constitute an integral, non-severable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement No. 12 will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement No. 12 have specific provisions which are inconsistent with each other, the specific provisions contained in this Letter Agreement No. 12 will govern.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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1.	AIRWORTHINESS DIRECTIVES WITH NO-TERMINATING ACTION

*****

2.	CERTIFICATION MATTERS

2.1	In accordance with Clause 7 of the Agreement, the Seller confirms that each Aircraft will be fully certified and conform at Delivery in all respects with the airworthiness requirements of the FAA TC A46NM and EASA TC A.004, regardless of its initial place of export.

2.2	Upon request from the Buyer ***** the Seller will produce with each Aircraft at Delivery an FAA compliance statement regarding (i) compliance of the Aircraft with FAA type design and, (ii) FAA individual Aircraft compliance.

3.	*****

*****

4.	SSBFE

*****

5.	PERFORMANCE GUARANTEES

The Seller recognizes that the performance guarantees set forth in Letter Agreement No.8 are generic and do not cover any specific operational requirements which may pertain to the Initial Operator. If reasonably requested by the Buyer or by its Initial Operator, the Seller agrees to adjust such performance guarantees to take into account the specific operation of such Initial Operator (as to routes operated or categorization and

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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assumptions used) or other industry standard operational commitments (if any) and provide customized performance guarantees which the Seller agrees to negotiate in good faith with timely diligence.

Prior to committing the Seller to any such undertaking to an Initial Operator, the Buyer agrees to consult with the Seller and to give reasonable consideration to its recommendation with respect to such guarantees or operational commitments.

6.	AMENDMENT TO CLAUSE 5 (PAYMENT TERMS)

Clauses 5.4, 5.5, 5.6, 5.7, 5.8 and 5.9 of the Agreement shall be deleted and replaced by the following quoted text:

QUOTE

5.4	Payment of Balance of the Final Contract Price

5.4.1	Concurrent with the Delivery of each Aircraft, the Buyer will pay to the Seller the Balance of the Final Contract Price for the applicable Aircraft. The Seller’s receipt of the full amount of all Predelivery Payments and of the Balance of the Final Contract Price, including any amounts due under Clause 5.7, will be a condition precedent to the Seller’s obligation to deliver such Aircraft to the Buyer.

5.4.2	Pursuant to Clause 5.4 the Buyer shall pay to the Seller the Balance of the Final Contract Price concurrent with the Delivery of each Aircraft; *****

5.5	Application of Payments

*****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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*****

*****

5.6	Setoff Payments

Notwithstanding anything to the contrary contained herein, before being required to make any payments to the Buyer, the Seller will have the right to apply any and all sums previously paid by the Buyer to the Seller with respect to an Aircraft to the payment of any other amounts owed by the Buyer or any of its Affiliates to the Seller or any Affiliate which, at the time of the setoff are past due (i) under this Agreement or (ii) under any other agreement between them when the amount owed under any such agreement is in excess of ***** .

5.7	Overdue Payments

If any payment due to the Seller under this Agreement is not received by the Seller on the date or dates agreed on between the Buyer and the Seller, the Seller will have the right to claim from the Buyer and the Buyer will promptly pay to the Seller on receipt of such claim interest at the rate of ***** on the amount of such overdue payment, to be calculated from and including the due date of such payment to (but excluding) the date such payment is received by the Seller. The Seller’s right to receive such interest will be in addition to any other rights of the Seller hereunder or at law.

5.8	Proprietary Interest

Notwithstanding any provision of law to the contrary, the Buyer will not, by virtue of anything contained in this Agreement (including, without limitation, any Commitment Fee or Predelivery Payments hereunder, or any designation or identification by the Seller of a particular Aircraft as an Aircraft to which any of the provisions of this Agreement refers) acquire any proprietary, insurable or other interest whatsoever in any Aircraft before Delivery of and payment for such Aircraft, as provided in this Agreement.

5.9	Payment in Full

5.9.1	The Buyer’s obligation to make payments to the Seller hereunder will not be affected by and will be determined without regard to any setoff, counterclaim, recoupment, defense or other right that the Buyer may have against the Seller or any other person and all such payments will be made without deduction or withholding of any kind. The Buyer will ensure that the sums received by the Seller under this Agreement will be equal to the full amounts expressed to be due to the Seller hereunder, without deduction or withholding on account of and free from any and all taxes. If the Buyer is compelled by law to make any such deduction or withholding the Buyer will pay such additional amounts to the Seller as may be necessary so that the net amount received by the Seller after such deduction or withholding will equal the amounts that would have been received in the absence of such deduction or withholding.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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5.9.2	*****

5.9.3	*****

UNQUOTE

7.	AMENDMENT TO CLAUSE 8 (AIRCRAFT TECHNICAL ACCEPTANCE)

Clause 8.1.1 shall be deleted and replaced by the following quoted text:

QUOTE

8.1.1

Prior to Delivery, the Aircraft will undergo a technical acceptance process to be developed by the Seller (the “Technical Acceptance Process”). Development of the Technical Acceptance Process will at all times remain the responsibility of the Seller, subject to the Seller’s commitment to keep the Buyer informed of the progress of such development and to consider in good faith all requests and suggestions of the Buyer with respect thereto. In developing the Technical

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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Acceptance Process, the Seller will consider all reasonable requirements of the Buyer, including all specific cargo requirements, and, to the extent not inconsistent with the Seller’s experience, existing practices, and policies with respect to conducting technical acceptance of freighter aircraft, will address such requirements in the Technical Acceptance Process. The Seller agrees to develop a Technical Acceptance Process which includes a supplement to inspect and/or test any unique Aircraft configurations, including, but not limited to, each cargo loading system variation selected by the Buyer’s Operators. In conducting the Technical Acceptance Process on the first two (2) Aircraft, the Seller will consider adding additional detail to the Technical Acceptance Process as is reasonably requested by the Buyer.

Successful completion of the Technical Acceptance Process will demonstrate the satisfactory functioning of the Aircraft and will be deemed to demonstrate compliance with the Specification. Should the Aircraft fail to complete the Technical Acceptance Process satisfactorily, the Seller will without hindrance from the Buyer be entitled to carry out any necessary changes and, as soon as practicable thereafter, resubmit the Aircraft to the Technical Acceptance Process to the extent necessary to demonstrate full compliance with the requirements of the Technical Acceptance Process. For purposes of this Clause 8.1.1, “successful completion” of the Technical Acceptance Process shall mean, following performance of all tests (including a technical acceptance flight), observations, measurements and other functions set forth in the Technical Acceptance Process, the Seller, acting reasonably and in good faith and (provided that the Buyer has exercised its rights under Clause 8.2 to attend and observe the Technical Acceptance Process) giving due consideration to, and making reasonable efforts to satisfy the Buyer’s concerns, questions and material objections, determines that the Aircraft is in compliance with the Specification.

UNQUOTE

8.	AMENDMENT TO CLAUSE 10 (EXCUSABLE DELAY)

Clause 10 of the Agreement shall be deleted and replaced in its entirety by the following quoted text:

QUOTE

10 -	EXCUSABLE DELAY AND TOTAL LOSS

10.1	Scope of Excusable Delay

Neither the Seller nor any Affiliate of the Seller will be responsible for or be deemed to be in default on account of delays in delivery or failure to deliver or otherwise in the performance of this Agreement or any part hereof due to causes reasonably beyond the Seller’s, or any of its Affiliates’ control or not occasioned

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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by the Seller’s, fault or negligence (“Excusable Delay”), including, but not limited to: (i) acts of God or the public enemy, natural disasters, fires, floods, hurricanes, tornados, explosions or earthquakes; epidemics or quarantine restrictions; serious accidents; total or constructive total loss; any law, decision, regulation, directive or other act having the force of law of any government or of the Council of the European Community or the Commission of the European Community or of any national, Federal, State, municipal or other governmental department, commission, board, bureau, agency, court or instrumentality, domestic or foreign; governmental priorities, regulations or orders of governmental entities or officials affecting allocation of materials, facilities or a completed Aircraft; war, civil war or warlike operations, terrorism, insurrection or riots; failure of transportation; strikes or labor troubles causing cessation, slow down or interruption of work; delay in obtaining any airworthiness or type certification (so long as such delay is not attributable to any failure by the Seller to timely comply with any requirement of any Aviation Authority); inability after due and timely diligence to procure materials, accessories, equipment or parts; general hindrance in transportation; or failure of a subcontractor or Supplier to furnish materials, components, accessories, equipment or parts (so long as the Seller has paid the subcontractor or the Supplier for any such materials, components, accessories, equipment, or parts as and when due); (ii) any delay caused by the action or inaction of the Buyer, its Affiliates, representatives, designees, Operators or BFE suppliers; and (iii) delay in delivery or otherwise in the performance of this Agreement by the Seller due in whole or in part to any delay in or failure of the delivery of, or any other event or circumstance relating to, the Propulsion Systems (so long as the Seller has paid the manufacturer for the Propulsion System as and when due) or Buyer Furnished Equipment.

10.2	Consequences of Excusable Delay

10.2.1	If an Excusable Delay occurs the Seller will

(i)	notify the Buyer of such Excusable Delay as soon as practicable after becoming aware of the same;

(ii)	not be deemed to be in default in the performance of its obligations hereunder as a result of such Excusable Delay;

(iii)	not be responsible for any damages arising from or in connection with such Excusable Delay suffered or incurred by the Buyer; and

(iv)	as soon as practicable after the removal of the cause of such Excusable Delay resume performance of its obligations under this Agreement and in particular will notify the Buyer of the revised Scheduled Delivery Month.

10.3	Termination on Excusable Delay

10.3.1

If any Delivery is delayed as a result of an Excusable Delay for a period of more than twelve (12) months after the last day of the Scheduled Delivery Month, then either party may terminate this Agreement with respect to the affected Aircraft, by

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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giving written notice to the other party within thirty (30) days after the expiration of such twelve (12) month period. However, the Buyer will not be entitled to terminate this Agreement pursuant to this Clause 10.3.1 if the Excusable Delay is caused by the action or inaction of the Buyer, its Affiliates, representatives, designees, Operators or BFE suppliers.

10.3.2	If the Seller advises the Buyer in its notice of a revised Scheduled Delivery Month pursuant to Clause 10.2.1(iv) that there will be a delay in Delivery of an Aircraft of more than twelve (12) months after the last day of the Scheduled Delivery Month, then either party may terminate this Agreement with respect to the affected Aircraft. Termination will be made by giving written notice to the other party within thirty (30) days after the Buyer’s receipt of the notice of a revised Scheduled Delivery Month.

10.3.3	If this Agreement is not terminated under the terms of Clause 10.3.1 or 10.3.2, then the Seller will be entitled to reschedule Delivery to the revised Scheduled Delivery Month referenced in the notice provided by the Seller pursuant to Clause 10.3.2 or as may be otherwise agreed between the Seller and the Buyer. The revised Scheduled Delivery Month will be deemed to be an amendment to the applicable Scheduled Delivery Month in Clause 9.1.1.

10.3.4	If this Agreement is terminated with respect to any Aircraft by either party pursuant to this Clause 10.3, then, within thirty (30) days after the giving of notice by either party of such termination, the Seller shall pay to the Buyer an amount equal to the Predelivery Payments received by the Seller from the Buyer for such Aircraft as of the date of such termination; provided, however notwithstanding anything to the contrary herein, if this Agreement is terminated by either party, pursuant to this Clause 10.3, and if the Excusable Delay was caused by the action or inaction of the Buyer, its Affiliates, representatives, designees, Operators or BFE suppliers, then, in any such event, the Seller shall pay within thirty (30) days after the giving of notice to the Buyer of such termination, or within thirty (30) days after receipt of such notice of termination by the Seller from the Buyer, as the case may be, to the Buyer an amount equal to all Predelivery Payments received by the Seller with respect to such Aircraft from the Buyer as of the date of such termination less an amount reflecting the Seller’s good faith estimate of all costs the Seller expects to incur in connection with the remarketing of the relevant Aircraft (the “Remarketing Costs”). Within ninety (90) days after providing its estimate of the Remarketing Costs, or within ten (10) Business Days of disposition of the Aircraft, whichever occurs first, the Seller will advise the Buyer of the amount of Remarketing Costs incurred. If the amount of the Remarketing Costs is less than the amount of the estimated Remarketing Costs, then, the Seller shall within five (5) Business Days pay to the Buyer the difference between the estimated Remarketing Costs and the Remarketing Costs incurred. In no event will the Seller be entitled to claim, nor will the Seller claim Remarketing Costs from the Buyer in excess of ***** with respect to any Aircraft terminated pursuant to Clause 10.3.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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10.4	Total Loss, Destruction or Damage

If, prior to Delivery, any Aircraft is lost, destroyed or in the commercially reasonable opinion of the Seller is damaged beyond economic repair (“Total Loss”), the Seller will notify the Buyer to this effect (and provide reasonable supporting documentation thereof) within one (1) month of such occurrence. The Seller will include in said notification (or as soon after the issue of the notice as such information becomes available to the Seller) the earliest date consistent with the Seller’s other commitments and production capabilities that an aircraft to replace the Aircraft may be delivered to the Buyer and the Scheduled Delivery Month will be extended as specified in the Seller’s notice to accommodate the delivery of the replacement aircraft; ***** then this Agreement will terminate with respect to said Aircraft unless:

(i)	the Buyer notifies the Seller within one (1) month of the date of receipt of the Seller’s notice that it desires the Seller to provide a replacement aircraft during the month quoted in the Seller’s notice; and

(ii)	the parties execute an amendment to this Agreement recording the change in the Scheduled Delivery Month.

Nothing herein will require the Seller to manufacture and deliver a replacement aircraft if such manufacture would require the reactivation of its production line for the model or series of aircraft that includes the Aircraft. Any termination pursuant to this Clause 10.4 as to a particular Aircraft will discharge the obligations and liabilities of the parties hereunder with respect to such Aircraft, except, within thirty (30) days of the notice by either party that it wishes to terminate this Agreement under this Clause 10.4 with respect to any Aircraft, the Seller will pay to the Buyer an amount equal to all Predelivery Payments received by the Seller from the Buyer with respect to such Aircraft as of the date of Total Loss.

10.5	Excusable Delay Escalation

Provided that an Excusable Delay is not a delay caused by the action or inaction of the Buyer, its Affiliates, representatives, designees, Operators or BFE suppliers, then upon the occurrence of such Excusable Delay, the price revision resulting from the application of the Seller’s Purchase Price Revision Formula to the Base Price of the Airframe and the Airframe Credit Memoranda will be shared equally between the Buyer and the Seller for the duration of the Excusable Delay for the relevant Aircraft.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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10.6	Remedies

THIS CLAUSE 10 SETS FORTH THE SOLE AND EXCLUSIVE REMEDY OF THE BUYER FOR DELAYS IN DELIVERY OR FAILURE TO DELIVER, OTHER THAN SUCH DELAYS AS ARE COVERED BY CLAUSE 11, AND THE BUYER HEREBY WAIVES ALL RIGHTS TO WHICH IT WOULD OTHERWISE BE ENTITLED IN RESPECT THEREOF, INCLUDING, WITHOUT LIMITATION, ANY RIGHTS TO INCIDENTAL AND CONSEQUENTIAL DAMAGES OR SPECIFIC PERFORMANCE. THE BUYER WILL NOT BE ENTITLED TO CLAIM THE REMEDIES AND RECEIVE THE BENEFITS PROVIDED IN THIS CLAUSE 10 WHERE THE DELAY REFERRED TO IN THIS CLAUSE 10 IS CAUSED BY THE NEGLIGENCE OR FAULT OF THE BUYER OR ITS REPRESENTATIVES, EXCEPT AS OTHERWISE PROVIDED HEREIN.

UNQUOTE

9.	AMENDMENT TO CLAUSE 11 (INEXCUSABLE DELAY)

Clause 11 of the Agreement shall be deleted and replaced in its entirety by the following quoted text:

QUOTE

11 -	INEXCUSABLE DELAY

11.1	Liquidated Damages

*****

11.2	Renegotiation

*****

*****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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11.3	Termination

*****

11.4	Price Revisions

*****

11.5	Remedies

THIS CLAUSE 11 SETS FORTH THE SOLE AND EXCLUSIVE REMEDY OF THE BUYER FOR DELAYS IN DELIVERY OR FAILURE TO DELIVER, OTHER THAN SUCH DELAYS AS ARE COVERED BY CLAUSES 10 OR 21, AND THE BUYER HEREBY WAIVES ALL RIGHTS TO WHICH IT WOULD OTHERWISE BE ENTITLED IN RESPECT THEREOF, INCLUDING WITHOUT LIMITATION ANY RIGHTS TO INCIDENTAL AND CONSEQUENTIAL DAMAGES OR SPECIFIC PERFORMANCE. THE BUYER WILL NOT BE ENTITLED TO CLAIM THE REMEDIES AND RECEIVE THE BENEFITS PROVIDED IN THIS CLAUSE 11 WHERE THE DELAY REFERRED TO IN THIS CLAUSE 11 IS CAUSED BY THE NEGLIGENCE OR FAULT OF THE BUYER OR ITS REPRESENTATIVES.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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UNQUOTE

10.	AMENDMENT TO CLAUSE 11 (WARRANTY)

Clause 12.1.7 (ii) of the Agreement shall be deleted and replaced in its entirety by the following quoted text:

QUOTE

(ii)	Transportation Costs

The cost of transporting a Warranted Part claimed to be defective to the facilities designated by the Seller will be borne by the Buyer or its Operator, as the case may be. However, such transportation cost shall be borne by the Seller if the Warranted Part claimed to be defective is determined to be a valid Warranty Claim. The Buyer or its Operator will use reasonable efforts to ship using its network to minimize the transportation cost.

UNQUOTE

Clause 12.1.8 (viii) of the Agreement shall be deleted and replaced in its entirety by the following quoted text:

QUOTE

(viii)	DISCLAIMER OF SELLER LIABILITY FOR BUYER’S REPAIR

THE SELLER WILL NOT BE LIABLE FOR, AND THE BUYER WILL INDEMNIFY THE SELLER AGAINST, THE CLAIMS OF ANY THIRD PARTIES FOR LOSSES DUE TO ANY DEFECT, NONCONFORMANCE OR PROBLEM OF ANY KIND, ARISING OUT OF OR IN CONNECTION WITH ANY REPAIR OF WARRANTED PARTS UNDERTAKEN BY THE BUYER UNDER THIS CLAUSE 12.1.8 OR ANY OTHER ACTIONS UNDERTAKEN BY THE BUYER UNDER THIS CLAUSE 12.1.8, WHETHER SUCH CLAIM IS ASSERTED IN CONTRACT OR IN TORT, OR IS PREMISED ON ALLEGED, ACTUAL, IMPUTED, ORDINARY OR INTENTIONAL ACTS OR OMISSIONS OF THE BUYER OR THE SELLER. NOTWITHSTANDING THE FOREGOING, THE BUYER SHALL HAVE NO OBLIGATION TO INDEMNIFY THE SELLER, AND THE FOREGOING DISCLAIMER SHALL NOT BE APPLICABLE, TO THE EXTENT THAT ANY SUCH CLAIMS ARISE AS A RESULT OF BUYER’S USE OF AIRBUS PUBLISHED INSTRUCTIONS OR MANUALS, WHICH INSTRUCTIONS ARE STRICTLY FOLLOWED BY THE BUYER, IN CONNECTION WITH ANY SUCH REPAIR OF WARRANTED PARTS.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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UNQUOTE

11.	AMENDMENT TO CLAUSE 13 (PATENT AND COPYRIGHT INDEMNITY)

Clause 13 of the Agreement shall be supplemented with the following quoted text:

QUOTE

13.3	Infringement Claims Related to Suppliers Parts

13.3.1	Prior to Delivery of the first Aircraft, the Seller will provide to the Buyer the patent, copyright, and other intellectual property rights indemnities, which the Seller has obtained for the benefit of the Buyer, pursuant to the Supplier Product Support Agreements.

13.3.2	If the Buyer receives a written claim or a suit is threatened or commenced against the Buyer for infringement in connection with Supplier Parts, and the Supplier fails to indemnify, hold harmless, and defend the Buyer in connection with any such infringement claim (the “Indemnity Obligation”), then, in any such event, the Seller, upon receipt of written notice from the Buyer of any such breach by the Supplier of its Indemnity Obligation, shall contact the Supplier on the Buyer’s behalf, at the Seller’s expense, and shall use commercially-reasonable means to assist the Buyer in connection with the enforcement of the Buyer’s indemnity rights against the Supplier in connection with the Supplier’s Indemnity Obligation.

12.	AMENDMENT TO CLAUSE 19 (INDEMNITY AND INSURANCE)

Clause 19.4 of the Agreement shall be deleted and replaced in its entirety by the following quoted text:

QUOTE

19.4	Insurance

For all Aircraft Training Services, to the extent of the Buyer’s undertaking set forth in Clause 19.2, the Buyer or its Operators, as the case may be, will:

(a)	cause the Seller, its Affiliates, its subcontractors and each of their respective directors, officers, agents and employees to be named as an additional insured under the Buyer’s (or its Operators) Comprehensive Aviation Legal Liability insurance policies, including War Risks and Allied Perils (such insurance to include the AVN 52E Extended Coverage Endorsement or any further Endorsement replacing AVN 52E as may be available as well as any excess coverage in respect of War and Allied Perils Third Parties Legal Liabilities Insurance),

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA12-13/24

(b)	ensure that the limits of insurance coverage to be carried by the Buyer or its Operator, as the case may be, as required by Section 19.4(a) hereof shall be as follows: *****

(c)	with respect to the Buyer’s Hull All Risks and Hull War Risks insurances and Allied Perils, cause the insurers of the Buyer’s hull insurance policies to waive all rights of subrogation against the Seller, its Affiliates, its subcontractors and each of their respective directors, officers, agents, employees and insurers.

Notwithstanding anything to the contrary herein, the insurance coverages required to be carried by the Buyer or its Operators, as the case may be, hereunder will not provide coverage to the Seller, or waive subrogation as to the Seller, for any acts or omissions which constitute gross negligence or willful misconduct by the Seller, its Affiliates, its subcontractors, and each of their respective directors, officers, agents, employees, and insurers.

Any applicable deductible will be borne by the Buyer (or its Operators, as the case may be). The Buyer will furnish, or will cause to be furnished to the Seller, not less than seven (7) working days prior to the start of any Aircraft Training Services, certificates of insurance, in English, evidencing the limits of liability cover and period of insurance coverage in a form acceptable to the Seller from the Buyer’s or its Operators, as the case may be, from insurance broker(s), certifying that such policies have been endorsed as follows:

(i)	under the Comprehensive Aviation Legal Liability Insurances, the Buyer’s or its Operators, as the case may be, policies are primary and noncontributory to any insurance maintained by the Seller,

(ii)	such insurance can only be cancelled or materially altered by the giving of not less than thirty (30) days (but seven (7) days or such lesser period as may be customarily available in respect of War Risks and Allied Perils) prior written notice thereof to the Seller, and

(iii)	under any such cover, all rights of subrogation against the Seller, its Affiliates, its subcontractors and each of their respective directors, officers, agents, employees and insurers have been waived, except for any acts or omissions which constitute gross negligence or willful misconduct by the Seller, its Affiliates, its subcontractors, and each of their respective directors, officers, agents, employees, and insurers.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA12-14/24

UNQUOTE

13.	AMENDMENT TO CLAUSE 21 (TERMINATION)

Clause 21 of the Agreement shall be deleted and replaced in its entirety by the following quoted text:

QUOTE

21 -	TERMINATION

For the purposes of this Clause 21, Buyer will be defined to mean the Buyer and any Affiliate with respect to any occurrence described in Clause 21.1 (1) through Clause 21.1 (10) herein which would have a material adverse effect on the financial condition of the Buyer with respect to its ability to perform its obligations under this Agreement.

21.1	Buyer Termination Events

21.1.1	Each of the following will constitute a “Buyer Termination Event”

(1)	The Buyer commences in any jurisdiction any case, proceeding or other action with respect to the Buyer or its properties relating to bankruptcy, insolvency, reorganization, winding-up, liquidation, dissolution or other relief from, or with respect to, or readjustment of, its debts or obligations.

(2)	An action is commenced in any jurisdiction seeking the appointment of a receiver, trustee, custodian or other similar official for the Buyer or for all or any substantial part of its assets, and such action remains unstayed, undismissed or undischarged for sixty (60) days, or the Buyer makes a general assignment for the benefit of its creditors.

(3)	An action is commenced in any jurisdiction against the Buyer seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets, and such action remains unstayed, undismissed or undischarged for sixty (60) days.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA12-15/24

(4)	The Buyer becomes the object, in any jurisdiction, of a case, proceeding or action similar or analogous to any of the events mentioned in Clause 21.1.1 (1), (2) or (3).

(5)	The Buyer is generally not able or admits in writing its inability to, pay its debts as they become due.

(6)	The Buyer commences negotiations with significant creditors, existing or potential, either (i) with the intention of restructuring all or a substantial part of all of its outstanding obligations under circumstances in which a reasonable business person, in the exercise of prudent business judgment, would conclude that the Buyer would otherwise not be able to perform such obligations as they become due, or (ii) in preparation for a bankruptcy filing under the U.S. Bankruptcy Code.

(7)	The Buyer fails to make payment of (i) ***** (ii) any Predelivery Payment required to be made under this Agreement when such payment is due, or (iii) all or part of the Final Contract Price of any Aircraft required to be made under this Agreement.

(8)	The Buyer repudiates, cancels or terminates this Agreement in whole or in part (except as permitted by the terms of this Agreement).

(9)	The Buyer defaults in its obligation to take delivery of an Aircraft as provided in Clause 9.2.

(10)	The Buyer defaults in the observance or performance in any material respect of any other material covenant, undertaking or obligation contained in this Agreement or any other material agreement between the Buyer, on the one hand, and the Seller or its Affiliates on the other hand, provided that, the Seller has first given to the Buyer written notice reasonably describing such breach or default and demanding its cure, and the Buyer has failed to cure same within any cure period specified in this Agreement or if no cure period is specified within thirty (30) days after the date of receipt of such notice of breach or default.

(11)	Any other event that the parties will agree in writing constitutes a Termination Event hereunder.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA12-16/24

21.1.2	If a Buyer Termination Event occurs, the Buyer will be in material breach of this Agreement, and the Seller will have the right to resort to any remedy under applicable law, and may, without limitation, by written notice to the Buyer, immediately:

(1)	Elect to: (i) suspend its performance under this Agreement with respect to any or all Aircraft, (ii) reschedule the Scheduled Delivery Month of any or all Aircraft remaining to be delivered under this Agreement, (iii) reschedule the date for performance under this Agreement with respect to any or all equipment, services, data and other items, and/or (iv) cancel or terminate this Agreement (a “Termination”) with respect to any or all Aircraft, and/or equipment, services, data and/or other items related thereto; and

(2)	claim and receive payment from the Buyer of a sum equal to *****

*****

*****

*****

*****

*****

*****

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LA12-17/24

*****

*****

*****

*****

(3)	Liquidated damages will be payable by Buyer promptly after a Termination of this Agreement by the Seller and an election by the Seller of the remedy set forth in Clause 21.1.2(1)(iv), and in any event within ten (10) days of the date of written notice from the Seller terminating this Agreement, electing such remedy, and demanding such damages, such demand to set forth in reasonable detail the calculation of such liquidated damages and to identify the Termination Event upon which the Seller is relying. The parties agree that the remedy of liquidated damages is not to be denied to the Seller due to the inability of Seller to deliver a notice and demand for payment thereof due to the operation of law following a bankruptcy or other Buyer Termination Event under Clause 21.1.1 (1) – (4). The parties further agree that in circumstances where a Termination Event has occurred and the Seller does not cancel this Agreement as to any or all Aircraft, but instead seeks to recover its actual damages resulting therefrom, the amount of actual damages payable by the Buyer will not exceed the amount of liquidated damages that could have been claimed by Seller pursuant to Clause 21.1.2 (2) had the Seller elected to claim, as a result of such Buyer Termination Event, liquidated damages pursuant to Clause 21.1.2 (2) for the Affected Aircraft.

(4)

The parties to this Agreement are commercially sophisticated parties represented by competent counsel. The parties expressly agree and declare that damages for material breach of this Agreement by the Buyer resulting in a Termination of this Agreement as to any or all Aircraft have been liquidated at amounts which are reasonable in light of the anticipated or actual harm caused by the Buyer’s breach, the difficulties of proof of loss and the non-feasibility of otherwise obtaining an adequate remedy. It is understood and agreed by

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA12-18/24

the parties that the amount of liquidated damages set forth herein is the total amount of monetary damages, no more and no less, to which the Seller will be entitled for and with respect to any Aircraft as recovery for material breach of this Agreement by Buyer resulting in a Termination by the Seller of this Agreement as to such Aircraft.

21.2	Certain Definitions

For purposes of this Clause 21, the terms “Affected Aircraft”, “Applicable Date and “Escalated Price” are defined as follows:

(i)	“Affected Aircraft” – any or all Aircraft with respect to which the Seller has cancelled or terminated this Agreement pursuant to Clause 21.1.2 (1) (iv),

(ii)	“Applicable Date” – for any Affected Aircraft the date of the Termination Event which the Seller specifies in its notice and demand for payment of liquidated damages delivered under Clause 21.1.2 (3).

(iii)	“Escalated Price” - the sum of (i) the Base Price of the Airframe, (ii) the Base Price of SCNs and MSCNs entered into after the date of this Agreement, and (iii) the Reference Price of the Propulsion Systems, all as escalated to the Applicable Date in accordance with the provisions of Clause 4.

21.3.	Notification of a Buyer Termination Event

Promptly upon becoming aware of the occurrence of a Termination Event by the Buyer, the Buyer will notify the Seller of such occurrence in writing, provided, that any failure by the Buyer to notify the Seller will not prejudice the Seller’s rights or remedies hereunder.

21.4	*****

*****

*****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA12-19/24

*****

*****

*****

*****

21.5	Buyer’s Remedies Upon the Occurrence of a Seller Termination Event

If a Seller Termination Event occurs, the Buyer will have the right to elect one or more of the remedies in this Clause 21.5. subject only to the provisions of Clause 21.5.2 below. The Buyer’s remedies will include, without limitation, the right to

*****

*****

*****

21.5.1	The Buyer shall have the right to elect one or more of the foregoing remedies and the exercise of any one or more of such remedies shall not be deemed a waiver of any other remedy or remedies provided herein.

*****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA12-20/24

21.6	Information Covenants

The Buyer hereby covenants and agrees that, from the date of this Agreement until no further Aircraft are to be delivered hereunder, the Buyer will furnish or cause to be furnished to the Seller the following:

(a)

Annual Financial Statements. As soon as available and in any event no later than one hundred twenty (120) days after the end of the Buyer’s fiscal year, (i) a copy of the consolidated balance sheet of the Buyer and its Subsidiaries, as at the end of such fiscal year and the related consolidated statements of operations, of members’ equity (deficit) (in the case of the Buyer and its Subsidiaries) and of cash flows for such fiscal year, setting forth comparative consolidated figures as of the end of and for the preceding fiscal year, if applicable, and examined by any firm of independent public accountants of

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA12-21/24

recognized standing selected by the Buyer and reasonably acceptable to the Seller, whose opinion will not be qualified as to the scope of audit or as to the status of the Buyer as a going concern, and (ii) a certificate of such accounting firm stating that its audit of the business of the Buyer was conducted in accordance with generally accepted auditing standards.

(b)	Quarterly Financial Statements. As soon as available and in any event no later than sixty (60) days after the end of each calendar quarter, the consolidated balance sheet of the Buyer and its Subsidiaries, as at the end of such quarterly period and the related consolidated statements of operations for such quarterly period and for the elapsed portion of the fiscal year ended with the last day of such quarterly period and in each case setting forth comparative consolidated figures as of the end of and for the related periods in the prior fiscal year, if applicable, all of which will be certified by an Authorized Officer of the Buyer, subject to changes resulting from audit and normal year-end audit adjustments.

(c)	Debt Rescheduling. (i) Promptly upon the Buyer commencing negotiations with one or more of its significant creditors with a view to general readjustment or rescheduling of all or any material part of its indebtedness under circumstances in which a reasonable business person, in the exercise of prudent business judgment, would conclude that the Buyer would otherwise not be able to pay such indebtedness as it falls due, notice of commencement of such negotiations, and (ii) thereafter timely advice of the progress of such negotiations until such negotiations are terminated or completed.

(d)	Acceleration of other indebtedness. Immediately upon knowledge by the Buyer that the holder of any bond, debenture, promissory note or any similar evidence of indebtedness in excess of the amount of US$10,000,000 (US dollars – ten million) of the Buyer or Affiliate thereof (“Other Indebtedness”) has demanded payment, given notice or exercised its right to a remedy having the effect of acceleration with respect to a claimed event of default under any Other Indebtedness, where the impact of the acceleration is likely to have a material adverse effect on the Buyer’s ability to perform its obligations under or in connection with the transactions contemplated by this Agreement, notice of the demand made, notice given or action taken by such holder and the nature and status of the claimed event of default and what the action the Buyer is taking with respect thereto.

(e)	Other Information. With reasonable promptness, such other information or documents (financial or otherwise) as the Seller may reasonably request from time to time.

For the purposes of this Clause 21.6, (x) an “Authorized Officer” of the Buyer will mean the Chief Executive Officer, the Chief Financial Officer or any Vice President and above who reports directly or indirectly to the Chief Financial

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA12-22/24

Officer of the Buyer or of Intrepid Aviation Management, LLC, and (y) “Subsidiaries” will mean, as of any date of determination, those companies owned by the Buyer whose financial results the Buyer is required to include in its statements of consolidated operations and consolidated balance sheets.

UNQUOTE

14.	AMENDMENT TO CLAUSE 22 (MISCELLANEOUS PROVISIONS)

The Seller and the Buyer agree to add the following quoted sub-clause in Clause 22 of the Agreement:

QUOTE

22.16	Further Assurances

Each party agrees, from time to time, to do and perform such other and further acts and execute and deliver any and all such other instruments as may be required by law or reasonably requested by the other party, at the requesting party’s expense, to establish, maintain and protect the rights and remedies of the requesting party and carry out and effect the intent and purpose of the Agreement, provided that no such other and further acts or such other instruments requested would, in the reasonable judgment of the party receiving the request, operate to materially modify the Agreement or to increase the obligations or reduce the rights of such party.

UNQUOTE

15.	ASSIGNMENT

Notwithstanding any other provision of the Agreement, this Letter Agreement No. 12 and the rights and obligations of the parties hereunder will not be assigned or transferred in any manner without the prior written consent of the other party, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 15 will be void and of no force or effect.

16.	COUNTERPARTS

This Letter Agreement No. 12 may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA12-23/24

If the foregoing correctly sets forth our understanding, please execute the original and two (2) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:

Name:

Title:

Accepted and Agreed

INTREPID AVIATION GROUP, LLC

By:	Intrepid Aviation Management, LLC
Authorized Signatory

By:
RONALD K. ANDERSON, Chief Executive Officer

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA12-24/24

LETTER AGREEMENT NO. 13

As of May 30th, 2007

INTREPID AVIATION GROUP, LLC

650 Madison Avenue, 26th Floor

New York, New York 10022

Attention: Mr. Ronald K. Anderson

Re: Assignment and Financing Matters

Dear Ladies and Gentlemen,

INTREPID AVIATION GROUP, LLC (the “Buyer”), and AIRBUS S.A.S. (the “Seller”), have entered into an Airbus A330-200 Freighter Purchase Agreement dated as of even date herewith (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 13 (the “Letter Agreement No.13”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement No. 12 will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement No. 13.

Both parties agree that this Letter Agreement No. 13 will constitute an integral, non-severable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement No. 13 will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement No. 13 have specific provisions which are inconsistent with each other, the specific provisions contained in this Letter Agreement No. 13 will govern.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA13-1/8

1.	ASSIGNMENT AND FINANCING MATTERS

Clause 20 of the Agreement shall be deleted and replaced in its entirety by the following quoted text:

QUOTE

20.	ASSIGNMENTS AND TRANSFERS

20.1	Assignments

Except as hereinafter provided, neither party may sell, assign or transfer its rights or obligations under this Agreement to any person without the prior written consent of the other party.

20.2	Assignments on Sale, Merger or Consolidation of the Buyer

The Buyer will be entitled to assign its rights under this Agreement at any time due to a merger, consolidation or a sale of all, substantially all of its assets, provided the Buyer first obtains the written consent of the Seller. Notwithstanding the foregoing, the Seller will provide its consent if

(i)	the surviving or acquiring entity is organized and existing under the laws of the United States or any State thereof;

(ii)	the surviving or acquiring entity has executed an assumption agreement, in form and substance reasonably acceptable to the Seller, agreeing to assume all of the Buyer’s obligations under this Agreement;

(iii)	at the time, and immediately following the consummation, of the merger, consolidation or sale, no event of default by the Buyer exists or will have occurred and be continuing;

(iv)	there exists with respect to the surviving or acquiring entity no basis for a Buyer Termination Event; and

(v)	following the sale, merger or consolidation, the surviving, acquiring or consolidated entity is in a financial condition at least equal to that of the Buyer at time of execution of the Agreement

20.3	Assignment to Affiliates of the Buyer

The Buyer may assign all of its rights and obligations under this Agreement to an Affiliate; provided, that (i) such Affiliate has executed an assumption agreement, in form and substance reasonably acceptable to the Seller, agreeing to assume all of the Buyer’s obligations under this Agreement, (ii) the Buyer shall remain liable

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA13-2/8

to the Seller under this Agreement, and (iii) if requested by the Seller, the Buyer will execute a guarantee, in form and substance reasonably acceptable to the Seller, guaranteeing the performance by the Buyer’s assignee of the Buyer’s obligations under this Agreement.

20.4	*****

20.5	*****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA13-3/8

20.6	*****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA13-4/8

20.7	*****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA13-5/8

20.8	*****

20.9	Certain Definitions

For purposes of this Clause 20, the terms “Lenders”, “Person and “SPE Companies” are defined as follows:

Lenders - any Persons (and their successors and assigns) who now or hereafter provide financings, extensions of credit, or financial accommodations to the Buyer, and any Persons (and their successors and assigns) who now or hereafter serve in the capacity of a collateral agent, a collateral trustee, an owner-trustee, or in a similar capacity in connection with any such financings, extensions of credit or financial accommodations to the Buyer.

Person - includes any person, firm, company, corporation, trust, estate, government, state or agency of a state or any association or partnership (whether or not having separate legal personality) of two or more of the foregoing. SPE Companies - limited liability companies to be organized under the laws of the State of Delaware or another state, each to be a wholly-owned subsidiary of the Buyer, to be formed at the request of the Lenders in connection with the acquisition or delivery financing being obtained by the Buyer for the purchase of the Aircraft (including Airframes and Propulsion Systems).

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA13-6/8

UNQUOTE

15.	ASSIGNMENT

Notwithstanding any other provision of the Agreement, this Letter Agreement No. 12 and the rights and obligations of the parties hereunder will not be assigned or transferred in any manner without the prior written consent of the other party, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 15 will be void and of no force or effect.

16.	COUNTERPARTS

This Letter Agreement No. 12 may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA13-7/8

If the foregoing correctly sets forth our understanding, please execute the original and two (2) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:

Name:

Title:

Accepted and Agreed

INTREPID AVIATION GROUP, LLC

By:	Intrepid Aviation Management, LLC
Authorized Signatory

By:
RONALD K. ANDERSON, Chief Executive Officer

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA13-8/8

LETTER AGREEMENT NO. 14

As of May 30th, 2007

INTREPID AVIATION GROUP, LLC

650 Madison Avenue, 26th Floor

New York, New York 10022

Attention: Mr. Ronald K. Anderson

Re: *****

Dear Ladies and Gentlemen,

INTREPID AVIATION GROUP, LLC (the “Buyer”), and AIRBUS S.A.S. (the “Seller”), have entered into an Airbus A330-200 Freighter Purchase Agreement dated as of even date herewith (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 14 (the “Letter Agreement No.14”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement No. 14 will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement No.14.

Both parties agree that this Letter Agreement No. 14 will constitute an integral, non-severable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement No. 14 will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement No. 14 have specific provisions which are inconsistent with each other, the specific provisions contained in this Letter Agreement No. 14 will govern.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA14-1/3

1.	*****

*****

2.	*****

*****

3.	ASSIGNMENT

Notwithstanding any other provision of the Agreement, this Letter Agreement No. 14 and the rights and obligations of the parties hereunder will not be assigned or transferred in any manner without the prior written consent of the other party, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 3 will be void and of no force or effect.

4.	COUNTERPARTS

This Letter Agreement No. 14 may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA14-2/3

If the foregoing correctly sets forth our understanding, please execute the original and two (2) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:

Name:

Title:

Accepted and Agreed

INTREPID AVIATION GROUP, LLC
By:	Intrepid Aviation Management, LLC
Authorized Signatory

By:
RONALD K. ANDERSON, Chief Executive Officer

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA14-3/3

Amendment No. 1

to the

AIRBUS A330-200 FREIGHTER PURCHASE AGREEMENT

dated as of August 29 2008

between

AIRBUS S.A.S.

and

INTREPID AVIATION GROUP, LLC

This amendment to the A330-200 Freighter Purchase Agreement between Airbus S.A.S. and Intrepid Aviation Group, LLC, (this “Amendment No.1”) entered into as of August 29, 2008, by and between AIRBUS S.A.S., a société par actions simplifiée, organized and existing under the laws of the Republic of France, having its registered office located at 1, rond-point Maurice Bellonte, 31700 Blagnac, France (the “Seller”), and INTREPID AVIATION GROUP, LLC, a limited liability company organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at 650 Madison Avenue, 26th Floor, New York, NY 10022 U.S.A. (the “Buyer”);

WITNESSETH:

WHEREAS, the Buyer and the Seller entered into an A330-200 Freighter Purchase Agreement, dated as of May 30th, 2007, relating to the sale by the Seller and the purchase by the Buyer of certain Airbus A330 –200 Freighter model aircraft, which, together with all Exhibits, and Appendices attached thereto, is hereinafter called the “Agreement.”

WHEREAS, the Buyer and the Seller have agreed to enter into this Amendment No. 1 to amend certain terms of the Agreement as set forth herein.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

1/5

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

1.	SCOPE

The purpose of this Amendment No.1 is to (i) formalize certain changes to the Aircraft delivery schedule for *****; (ii) add the Buyer’s Propulsion Systems selection; and (iii) *****.

2.	DEFINITIONS

Capitalized terms used herein and not otherwise defined in this Amendment No.1 will have the meanings assigned to them in the Agreement. The terms “herein,” “hereof,” and “hereunder” and words of similar import refer to this Amendment No.1.

3.	PROPULSION SYSTEMS

The Buyer hereby notifies the Seller of its selection of the Rolls Royce Trent 772B “EP” engines to power the Aircraft. Notwithstanding such Propulsion System selection, the Buyer may revise such selection and choose an alternate Propulsion System for its Aircraft, subject to notifying the Seller and executing a Specification Change Notice no later than ***** prior to the Scheduled Delivery Month of the Aircraft for which the Buyer requires the alternate Propulsion System.

4.	DELIVERY

The Aircraft delivery schedule for 2010 shall be amended as follows:

Aircraft No.	Aircraft Type	Initial Delivery Month	Scheduled Delivery Month	Delivery Year
1	A330-200F	March	May	2010
2	A330-200F	April	June	2010
3	A330-200F	June	August	2010
4	A330-200F	July	September	2010
5	A330-200F	September	October	2010
6	A330-200F	October	November	2010

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

2/5

Consequently the delivery schedule in Clause 9.1.1 of the Agreement is deleted in its entirety and replaced with the following delivery schedule between QUOTE and UNQUOTE:

QUOTE

Aircraft No.	Aircraft Type	Scheduled Delivery Month	Delivery Year
1	A330-200F	May	2010
2	A330-200F	June	2010
3	A330-200F	August	2010
4	A330-200F	September	2010
5	A330-200F	October	2010
6	A330-200F	November	2010
7	A330-200F	March	2011
8	A330- 200F	March	2011
9	A330-300F	April	2011
10	A330-300F	May	2011
11	A330-200F	June	2011
12	A330-200F	July	2011
13	A330-200F	August	2011
14	A330-200F	October	2011
15	A330-200F	November	2011
16	A330-200F	March	2012
17	A330-200F	April	2012
18	A330-200F	June	2012
19	A330-200F	July	2012
20	A330-200F	September	2012

UNQUOTE

5.	PREDELIVERY PAYMENTS

The Seller has received *****. The total amount of pre-delivery payments received by Seller from Buyer as of the date hereof is *****.

*****

The Seller shall send to the Buyer an updated Predelivery Payment schedule, which reflects the changes in the Delivery Schedule as set forth in Paragraph 4 above *****.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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6.	PERFORMANCE GUARANTEE

Letter Agreement 8A (A330-200F - RR Performance Guarantee), hereto attached as Exhibit A, is added to the Agreement

7.	EFFECT OF AMENDMENT

7.1	The Agreement will be deemed amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment No.1 supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment No.1.

7.2	Both parties agree that this Amendment No.1 will constitute an integral, nonseverable part of the Agreement and be governed by its provisions, except that if the Agreement and this Amendment No.1 have specific provisions that are inconsistent, the specific provisions contained in this Amendment No.1 will govern.

7.3	This Amendment No.1 will become effective upon execution hereof.

8.	CONFIDENTIALITY

This Amendment No.1 is subject to the confidentiality provisions set forth in Clause 22.9 of the Agreement.

9.	COUNTERPARTS

This Amendment No.1 may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission), will be an original, and the counterparts will together constitute one and the same instrument.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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IN WITNESS WHEREOF, these presents were entered into as of the day and year first above written.

INTREPID AVIATION GROUP, LLC		AIRBUS S.A.S.

By:	Intrepid Aviation Management, LLC
It authorized signatory

By:		By:

By:		Its:

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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Amendment No. 2

to the

AIRBUS A330-200 FREIGHTER PURCHASE AGREEMENT

dated as of May 30, 2007

between

AIRBUS S.A.S.

and

INTREPID AVIATION GROUP, LLC

This Amendment No. 2 to the A330-200 Freighter Purchase Agreement between Airbus S.A.S. and Intrepid Aviation Group, LLC (this “Amendment No. 2”) entered into as of December 1, 2009, by and between AIRBUS S.A.S., a société par actions simplifiée, organized and existing under the laws of the Republic of France, having its registered office located at 1, rond-point Maurice Bellonte, 31700 Blagnac, France (the “Seller”), and INTREPID AVIATION GROUP, LLC, a limited liability company organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at 650 Madison Avenue, 26th Floor, New York, New York, 10022, U.S.A. (the “Buyer”);

WITNESSETH:

WHEREAS, the Buyer and the Seller entered into an A330-200 Freighter Purchase Agreement, dated as of May 30th, 2007, as amended by Amendment No. 1, dated as of August 29, 2008, relating to the sale by the Seller and the purchase by the Buyer of certain Airbus A330–200 Freighter model aircraft, which, together with all Exhibits, and Appendices attached thereto, is hereinafter called the “Agreement.”

WHEREAS, the Buyer assigned to A330 FREIGHTER LLC, pursuant to that Assignment and Assumption Agreement, dated as of December 31, 2007 (the “Assignment”), certain of its rights and obligations in and to the Agreement, resulting in the Redacted Airbus Purchase Agreement, dated December 31, 2007, which has been amended by Amendment No. 1, dated as of August 29, 2008, Amendment No. 2, dated as of February 10, 2009, and Amendment No. 3, dated as of the date hereof (collectively, the “Redacted Airbus Purchase Agreement”).

WHEREAS, the Buyer and the Seller have agreed to enter into this Amendment No. 2 to amend certain terms of the Agreement as set forth herein.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

1.	MARKETING ASSISTANCE MATTERS

*****

2.	SELLER PRICE REVISION FORMULA

Paragraph 4.1.2 of the Agreement is deleted in its entirety and replaced with the following between QUOTE and UNQUOTE:

QUOTE

4.1.2 The Final Contract Price for each Aircraft shall be calculated as provided in the Agreement, except that (subject to Clause 4.1.3 below):

*****

UNQUOTE

3.	DELIVERY MATTERS

Paragraph 1.2.1 of Letter Agreement No. 5 is deleted in its entirety and replaced with the following between QUOTE and UNQUOTE:

QUOTE

*****

UNQUOTE

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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4.	EFFECT OF AMENDMENT

4.1	The Agreement will be deemed amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment No. 2 supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment No. 2.

4.2	Both parties agree that this Amendment No. 2 will constitute an integral, non-severable part of the Agreement and be governed by its provisions, except that if the Agreement and this Amendment No. 2 have specific provisions that are inconsistent, the specific provisions contained in this Amendment No. 2 will govern.

4.3	Sections 1(i), 4 and 5 of Amendment No. 1 are deemed to be null and void from inception.

4.4	This Amendment No. 2 will become effective upon execution hereof.

5.	CONFIDENTIALITY

This Amendment No. 2 is subject to the confidentiality provisions set forth in Clause 22.9 of the Agreement.

6.	ASSIGNMENT

Notwithstanding any other provision of the Agreement, except as otherwise set forth in Clause 20 of the Agreement, this Amendment No. 2 and the rights and obligations of the parties hereunder will not be assigned or transferred in any manner without the prior written consent of the other party, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 6 will be void and of no force or effect.

7.	COUNTERPARTS

This Amendment No. 2 may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission), will be an original, and the counterparts will together constitute one and the same instrument.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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IN WITNESS WHEREOF, these presents were entered into as of the day and year first above written.

INTREPID AVIATION GROUP, LLC
By:	Intrepid Aviation Management, LLC Its authorized signatory

By:

RONALD K. ANDERSON
Chief Executive Officer

AIRBUS S.A.S.

By:

Name:

Title:

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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Amendment No. 3

to the

AIRBUS A330-200 FREIGHTER PURCHASE AGREEMENT

dated as of May 30, 2007

between

AIRBUS S.A.S.

and

INTREPID AVIATION GROUP, LLC

This Amendment to the A330-200 Freighter Purchase Agreement between Airbus S.A.S. and Intrepid Aviation Group, LLC, (this “Amendment No. 3”) entered into as of May 20, 2011, by and between AIRBUS S.A.S., a société par actions simplifiée, organized and existing under the laws of the Republic of France, having its registered office located at 1, rond-point Maurice Bellonte, 31700 Blagnac, France (the “Seller”), and INTREPID AVIATION GROUP, LLC, a limited liability company organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at 650 Madison Avenue, 26th Floor, New York, New York, 10022, U.S.A. (the “Buyer”);

WITNESSETH:

WHEREAS, the Buyer and the Seller entered into an A330-200 Freighter Purchase Agreement, dated as of May 30th, 2007, as amended by Amendment No. 1, dated as of August 29, 2008 and Amendment No. 2, dated as of December 1, 2009, relating to the sale by the Seller and the purchase by the Buyer of certain Airbus A330–200 Freighter model aircraft, which, together with all Exhibits, and Appendices attached thereto, is hereinafter called the “Agreement.”

WHEREAS, the Buyer assigned to A330 Freighter LLC, pursuant to that Assignment and Assumption Agreement, dated as of December 31, 2007, certain of its rights and obligations in and to the Agreement, identified in the Redacted Airbus Purchase Agreement, dated December 31, 2007, which has been amended by Amendment No. 1, dated as of August 29, 2008, Amendment No. 2, dated as of February 10, 2009, and Amendment No. 3, dated as of December 1, 2009 (collectively, the “Redacted Airbus Purchase Agreement”).

WHEREAS, the Buyer and the Seller have agreed to enter into this Amendment No. 3 to amend certain terms of the Agreement as set forth herein.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

1.	SCOPE

The purpose of this Amendment No.3 is to formalize certain changes to the Aircraft delivery schedule and to provide conversion rights for the Aircraft, under the terms and conditions set out in Appendix 1 hereto.

2.	DEFINITIONS

Capitalized terms used herein and not otherwise defined in this Amendment No.3 will have the meanings assigned to them in the Agreement, as amended from time to time. The terms “herein,” “hereof,” and “hereunder” and words of similar import refer to this Amendment No. 3.

3.	DELIVERY

Clause 9.1.1 of the Agreement is deleted in its entirety and replaced with the following:

QUOTE

9.1.1	Subject to Clauses 2, 7, 8, 10 and 18, the Seller will have the Aircraft Ready for Delivery at the Delivery Location within the following months/quarters (each a “Scheduled Delivery Month” or a “Scheduled Delivery Quarter”):

Aircraft No	Aircraft Type	Scheduled Delivery Month / Quarter	Scheduled Delivery Year
1	A330-200 Freighter	July	2013
2	A330-200 Freighter	September	2013
3	A330-200 Freighter	November	2013
4	A330-200 Freighter	Q1	2014
5	A330-200 Freighter	Q1	2014
6	A330-200 Freighter	Q2	2014
7	A330-200 Freighter	Q2	2014
8	A330-200 Freighter	Q3	2014
9	A330-200 Freighter	Q3	2014
10	A330-200 Freighter	Q4	2014
11	A330-200 Freighter	Q1	2015
12	A330-200 Freighter	Q1	2015
13	A330-200 Freighter	Q2	2015
14	A330-200 Freighter	Q2	2015
15	A330-200 Freighter	Q3	2015
16	A330-200 Freighter	Q3	2015
17	A330-200 Freighter	Q4	2015
18	A330-200 Freighter	Q4	2015
19	A330-200 Freighter	Q1	2016
20	A330-200 Freighter	Q1	2016

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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The Seller will provide the Buyer written notice of the Scheduled Delivery Month, within the above stated Scheduled Delivery Quarters, for each Aircraft no later than ***** prior to the 1st day of each Scheduled Delivery Quarter.

*****

*****

*****

*****

UNQUOTE

4.	PREDELIVERY PAYMENTS

4.1	The Buyer will make all Predelivery Payments with respect to the Aircraft pursuant to Clause 5 of the Agreement, as amended by Letter Agreement Nº2 to the Agreement. Any Predelivery Payments with respect to the Aircraft falling due prior to the date hereof by virtue of the rescheduling set out herein, should there be any, but not paid by the Buyer prior to the date hereof, shall be paid *****.

4.2	The Seller shall apply any excess Predelivery Payments previously paid by the Buyer to the Seller by virtue of the rescheduling contemplated in Paragraph 3 above (the “Excess Payment”) towards any amounts due at signature hereof by the Buyer to the Seller by virtue of Paragraph 4.1 hereinabove and thereafter against other Predelivery Payments due to the Seller or against any other transaction the parties may mutually agree on, until the Excess Payment is reduced to zero. The parties acknowledge that no interest shall accrue to the Buyer on account of the Excess Payment.

5.	LETTER AGREEMENT Nº 15 TO THE AGREEMENT

The Buyer and the Seller hereby agree to introduce Appendix 1 hereto in the Agreement as Letter Agreement Nº15 to the Agreement, which Letter Agreement Nº15 will constitute an integral, nonseverable part of the Agreement upon execution hereof.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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6.	EFFECT OF AMENDMENT

6.1	The Agreement will be deemed amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment No. 3 supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment No. 3.

6.2	Both parties agree that this Amendment No. 3 will constitute an integral, non-severable part of the Agreement and be governed by its provisions, except that if the Agreement and this Amendment No. 3 have specific provisions that are inconsistent, the specific provisions contained in this Amendment No. 3 will govern.

6.3	This Amendment No. 3 will become effective upon both (i) execution hereof, (ii) concurrent execution of a written agreement by the Seller and the Buyer to reassign the Aircraft back from A330 Freighter LLC to the Buyer and (iii) the Buyer providing written evidence to the Seller that HSH Nordbank AG has no further rights or recourse to the Aircraft.

7.	CONFIDENTIALITY

This Amendment No. 3 is subject to the confidentiality provisions set forth in Clause 22.9 of the Agreement.

8.	ASSIGNMENT

Notwithstanding any other provision of the Agreement, except as otherwise set forth in Clause 20 of the Agreement, as amended in Letter Agreement No. 13, this Amendment No. 3 and the rights and obligations of the parties hereunder will not be assigned or transferred in any manner without the prior written consent of the other party, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 8 will be void and of no force or effect.

9.	COUNTERPARTS

This Amendment No. 3 may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission), will be an original, and the counterparts will together constitute one and the same instrument.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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IN WITNESS WHEREOF, these presents were entered into as of the day and year first above written.

INTREPID AVIATION GROUP, LLC
By:	Intrepid Aviation Management, LLC, its authorized signatory

By:

Name:

Title:

AIRBUS S.A.S.

By:

Name:

Title:

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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APPENDIX 1

LETTER AGREEMENT NO. 15

As of May    , 2011

INTREPID AVIATION GROUP, LLC

650 Madison Avenue, 26th Floor

New York, New York 10022

Attention: Mr. Ronald K. Anderson

Re:	A330 PASSENGER AIRCRAFT CONVERSION

Dear Ladies and Gentlemen,

INTREPID AVIATION GROUP, LLC (the “Buyer”), and AIRBUS S.A.S. (the “Seller”), have entered into an Airbus A330-200 Freighter Purchase Agreement dated as of May 30, 2007, as amended by Amendment No. 1, dated as of August 29, 2008, Amendment No. 2, dated as of December 1, 2009 and Amendment No. 3, dated as of the date hereof, (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 15 to the Agreement (the “Letter Agreement No. 15”) certain additional terms and conditions regarding the sale of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement No. 15 will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement No. 15.

Both parties agree that this Letter Agreement No. 15 will constitute an integral, non-severable part of the Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement No. 15 will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement No. 15 have specific provisions which are inconsistent with each other, the specific provisions contained in this Letter Agreement No. 15 will govern.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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1.	PASSENGER AIRCRAFT CONVERSION

1.1	Further to Buyer’s request, the Seller agrees to provide the Buyer with the right to convert up to ***** into either (i) A330-200 model aircraft (the “A330 –200 Passenger Aircraft”) or (ii) A330-300 model aircraft (the “A330-300 Passenger Aircraft”) (the A330-200 Passenger Aircraft and the A330-300 Passenger Aircraft collectively referred to as the “A330 Passenger Aircraft”), subject to the following conditions:

*****

Any order for an A330 Passenger Aircraft shall be upon the terms and conditions set out in this Letter Agreement, provided, however, that nothing herein shall authorize the Buyer to convert an Aircraft into an A330 Passenger Aircraft if the manufacture and delivery of such A330 Passenger Aircraft is impossible as a result of a permanent cessation of the production line for such A330 Passenger Aircraft.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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The conversion of an Aircraft into a A330 Passenger Aircraft shall be effective upon execution and delivery of an amendment to the Agreement , the form of which amendment is attached hereto as Exhibit F (the “Conversion Amendment”), by the Buyer and the Seller and payment by the Buyer of the first Predelivery Payment due in respect of such A330 Passenger Aircraft (to the extent not received in full prior to the date of such Conversion Amendment and to the extent due and payable in accordance with the Agreement as amended by the Conversion Amendment). If the Buyer and the Seller shall not enter into the Conversion Amendment on or prior to the Expiration Date solely because of the Buyer’s default or inaction, the Buyer’s right to convert such Aircraft shall terminate, unless failure to enter into such Conversion Amendment is principally because of the Seller’s default or inaction.

It is further understood that any conversion that shall have been made hereunder and agreed to by the Buyer and the Seller shall (subject to the provisions of Clause 21 Termination of the Agreement) be irrevocable and that thereafter there shall be no further conversion of such A330 Passenger Aircraft, except otherwise provided hereinafter.

1.2	An Aircraft converted into an A330 Passenger Aircraft hereunder is an “Aircraft” for the purposes of the Agreement including, without limitation, all exhibits and letter agreements entered into pursuant to the Agreement, except otherwise stated herein.

The following Letter Agreements to the Agreement shall not be applicable with respect to A330 Passenger Aircraft:

Letter Agreement No.1, Letter Agreement No.4, Letter Agreement No.5, Letter Agreement No. 6, Letter Agreement No. 10 and Letter Agreement No.14.

1.3	Appendix A to Clause 16 of the Agreement shall be amended to include the following as Clause 1.6:

QUOTE

1.6	Type Specific Cabin Crew Training Course

*****

UNQUOTE

1.4	With respect to A330 Passenger Aircraft only, Exhibit A to the Agreement shall be deleted and replaced by respectively (i) Exhibit A-1 hereto for A330-200 Passenger Aircraft and (ii) Exhibit A-2 hereto for A330-300 Passenger Aircraft.

1.5	With respect to A330 Passenger Aircraft, Exhibit B2 to the Agreement shall be deleted and replaced by respectively (i) Exhibit B hereto for A330-200 Passenger Aircraft and (ii) Exhibit C hereto for A330-300 Passenger Aircraft.

1.6	With respect to A330 Passenger Aircraft only, Exhibit G to the Agreement shall be deleted and replaced by Exhibit D hereto.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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1.7	With respect to A330 Passenger Aircraft only, Exhibit H to the Agreement shall be deleted and superseded by Exhibit E hereto.

1.8	With respect to A330 Passenger Aircraft only, Clause 1 of Letter Agreement No.3 to the Agreement shall be deleted in its entirety and superseded by the following:

QUOTE

1.	SELLER PRICE REVISION FORMULA (FOR A330 PASSENGER AIRCRAFT)

Clause 4.1 of the Agreement is hereby deleted and replaced with the following quoted text:

QUOTE

4.1.1	The Base Price of the Airframe and of the SCN’s, and the amounts of the Airframe Credit Memoranda applicable to A330 Passenger Aircraft (as provided for in Letter Agreement No. 15), are subject to revision up to and including the Scheduled Delivery Month, in accordance with the Seller Price Revision Formula; *****

4.1.2	The Final Contract Price for each Aircraft shall be calculated as provided in the Agreement, except that (subject to Clause 4.1.3 below):

*****

*****

*****

*****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

9/51

*****

*****

  UNQUOTE

UNQUOTE

1.9	With respect to A330 Passenger Aircraft, Clause 1 of Letter Agreement No 7 shall be deleted and replaced by the following:

QUOTE

1.	MARKETING ASSISTANCE ACTIONS

1.1	Access to the Seller’s organization

*****

*****

*****

1.2	Use of the Seller’s Organization for Joint Marketing Actions

*****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

10/51

*****

*****

UNQUOTE

The Buyer and Seller further agree that Clause 2 of Letter Agreement Nº7 to the Agreement shall not apply with respect to A330 Passenger Aircraft.

1.10	With respect to A330 Passenger Aircraft, Letter Agreement No 8 shall not apply in its current form, and shall be replaced according to the relevant A330 Passenger Aircraft type and performance by a different Letter Agreement at a later stage.

The Seller will provide the Buyer with a standard Airbus performance guarantee with respect to the A330 Passenger Aircraft within a reasonable time after the date hereof, which Airbus performance guarantee will be similar in substance and form to Letter Agreement No. 8 of the Agreement and will reflect reasonable Initial Operator requirements.

1.11	With respect to A330 Passenger Aircraft, Clause 10 of Letter Agreement No.9 to the Agreement shall not apply.

1.12	With respect to A330 Passenger Aircraft, Clause 2 of Letter Agreement No.11 to the Agreement shall not apply.

1.13	With respect to A330 Passenger Aircraft, Clauses 3 and 4 of Letter Agreement No. 12 to the Agreement shall not apply. Clause 7 of Letter Agreement No. 12 to the Agreement shall be deleted and replaced by the following with respect to the A330 Passenger Aircraft:

QUOTE

7.	AMENDMENT TO CLAUSE 8 (AIRCRAFT TECHNICAL ACCEPTANCE)

Clause 8.1.1 shall be deleted and replaced by the following quoted text:

QUOTE

8.1.1

Prior to Delivery, the Aircraft will undergo a technical acceptance process to be developed by the Seller (the “Technical Acceptance Process”). Development of the Technical Acceptance Process will at all times remain the responsibility of the Seller, subject to the Seller’s commitment to keep the Buyer informed of the progress of such development and to consider in good faith all requests and suggestions of the Buyer with respect thereto. In developing the Technical Acceptance Process, the Seller will consider all reasonable

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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requirements of the Buyer, and to the extent not inconsistent with the Seller’s experience, existing practices, and policies with respect to conducting technical acceptance of similar aircraft models, will address such requirements in the Technical Acceptance Process.

Successful completion of the Technical Acceptance Process will demonstrate the satisfactory functioning of the Aircraft and will be deemed to demonstrate compliance with the Specification. Should the Aircraft fail to complete the Technical Acceptance Process satisfactorily, the Seller will without hindrance from the Buyer be entitled to carry out any necessary changes and, as soon as practicable thereafter, resubmit the Aircraft to the Technical Acceptance Process to the extent necessary to demonstrate full compliance with the requirements of the Technical Acceptance Process. For purposes of this Clause 8.1.1, “successful completion” of the Technical Acceptance Process shall mean, following performance of all tests (including a technical acceptance flight), observations, measurements and other functions set forth in the Technical Acceptance Process, the Seller, acting reasonably and in good faith and (provided that the Buyer has exercised its rights under Clause 8.2 to attend and observe the Technical Acceptance Process) giving due consideration to, and making reasonable efforts to satisfy the Buyer’s concerns, questions and material objections, determines that the Aircraft is in compliance with the Specification.

  UNQUOTE

UNQUOTE

1.14	*****

*****

*****

*****

*****

*****

*****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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2.	A330-200 PASSENGER AIRCRAFT

2.1	Airframe Specification

The A330-200 Passenger Aircraft shall be manufactured in accordance with the A330-200 standard specification document number G 000 02000 issue 5, dated 30 October 2009 (the “A330-200 Passenger Aircraft Specification”), a copy of which has been annexed hereto as Exhibit A-1.

Such A330-200 Passenger Aircraft Specification has been amended to reflect the following A330-200 Passenger Aircraft design weights:

MTOW	MLW	MZFW
*****	*****	*****

The Seller and the Buyer understand and agree that the A330-200 Passenger Aircraft Specification may be amended following the signature of an amendment to the Agreement in accordance with the terms set forth in Clause 2 of the Agreement.

2.2	Propulsion Systems

The provisions of Clause 2.2.1 of the Agreement shall not apply to the A330-200 Passenger Aircraft and such Clause 2.2.1 shall be superseded by the following:

QUOTE

Each of the A330-200 Passenger Aircraft shall be equipped with any of the set of

General Electric	Pratt & Whitney	Rolls Royce
CF6-80E1A2 or CF6-80E1A4 or CF6-80E1A3	PW 4168A-1D or PW 4170	RB211 -TRENT 772B

(in each case the “A330-200 Passenger Aircraft Propulsion Systems”), as shall be selected by the Buyer. Each A330-200 Passenger Aircraft Propulsion Systems shall include nacelles, thrust reversers and associated standard equipment, installed on such A330-200 Passenger Aircraft on delivery.

UNQUOTE

The Buyer shall provide the Seller with the notice of Propulsion Systems selection in accordance with the provisions of Clause 2.2.2 of the Agreement.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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2.3	Prices

2.3.1	Base Price of the A330-200 Passenger Aircraft

The base price of the A330-200 Passenger Aircraft (the “Base Price of the A330-200 Passenger Aircraft”) is the sum of:

(i)	the Base Price of the A330-200 Passenger Aircraft Airframe, as defined in 2.3.2 below, and

(ii)	the relevant base price of the A330-200 Passenger Aircraft Propulsion Systems, as respectively defined in 2.3.3 below.

2.3.2	Base Price of the A330-200 Passenger Aircraft Airframe

The sum of the base prices set forth below in (i) and (ii) shall be the “Base Price of the A330-200 Passenger Aircraft Airframe”:

(i)	the base price of the Airframe of the A330-200 Passenger Aircraft, in the configuration specified in the A330-200 Passenger Aircraft Standard Specification (excluding Buyer Furnished Equipment, Propulsion Systems and SCNs) at delivery conditions prevailing in January 2011,

*****

(ii)	the base prices of all SCNs for an estimated budget at delivery conditions prevailing in January 2011,

*****

The Base Price of the A330-200 Passenger Aircraft Airframe is subject to price revision up to the delivery month of said A330-200 Passenger Aircraft in accordance with the Seller Price Revision Formula set forth in Exhibit D hereto, as modified by the provisions set forth in Clause 1.8 hereof.

Notwithstanding the conditions set forth herein, it is hereby agreed by the Buyer and Seller that the base price of all SCNs as shown in Clause 2.3.2 (ii) of the present Letter Agreement N° 15, is for budgetary purposes only and may be revised by the Buyer in accordance with Clause 2 of the Agreement, following further evaluation of its requirements for baseline SCNs.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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2.3.3	Base price of the A330-200 Passenger Aircraft Propulsion Systems

(i)	The base price of the General Electric CF6-80E1A2 Propulsion System (the “CF6-80E1A2 Propulsion System Base Price”), at delivery conditions prevailing in January 2011, is:

*****

The Seller confirms that said CF6-80E1A2 Propulsion System Base Price has been calculated from the CF6-80E1A2 Propulsion System Reference Price indicated by the CF6-80E1A2 Propulsion System manufacturer, as set out in Exhibit E hereto.

*****

(ii)	The base price of the General Electric CF6-80E1A3 Propulsion System (the “CF6-80E1A3 Propulsion System Base Price”), at delivery conditions prevailing in January 2011, is:

*****

The Seller confirms that said CF6-80E1A3 Propulsion System Base Price has been calculated from the CF6-80E1A3 Propulsion System Reference Price indicated by the CF6-80E1A3 Propulsion System manufacturer, as set out in Exhibit E hereto.

(iii)	The base price of the General Electric CF6-80E1A4 Propulsion System (the “CF6-80E1A4 Propulsion System Base Price”), at delivery conditions prevailing in January 2011, is:

*****

The Seller confirms that said CF6-80E1A4 Propulsion System Base Price has been calculated from the CF6-80E1A4 Propulsion System Reference Price indicated by the CF6-80E1A4 Propulsion System manufacturer, as set out in Exhibit E hereto.

(iv)	The base price of the PW 4168A-1D Propulsion System (the “PW 4168A-1D Propulsion System Base Price), at delivery conditions prevailing in January 2011, is :

*****

The Seller confirms that said PW 4168A-1D Propulsion System Base Price has been calculated from the PW 4168A-1D Propulsion System Reference Price indicated by the PW 4168A-1D Propulsion System manufacturer, as set out in Exhibit E hereto.

*****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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*****

*****

(v)	The base price of the PW 4170 Propulsion System ( the “PW 4170 Propulsion System Base Price), at delivery conditions prevailing in January 2011, is :

*****

The Seller confirms that said PW 4170 Propulsion System Base Price has been calculated from the PW 4170 Propulsion System Reference Price indicated by the PW 4170 Propulsion System manufacturer, as set out in Exhibit E hereto.

*****

*****

*****

(vi)	The base price of the Rolls Royce Trent 772B Propulsion System (the “RR Trent 772B Propulsion System Base Price”), at delivery conditions prevailing in January 2011, is:

*****

The Seller confirms that said RR Trent 772B Propulsion System Base Price has been calculated from the RR Trent 772B Propulsion System Reference Price indicated by the Trent 772B Propulsion System manufacturer, as set out in Exhibit E hereto.

All base prices of the A330-200 Passenger Aircraft Propulsion Systems are subject to price revision up to the Delivery Date of said A330-200 Passenger Aircraft in accordance with the applicable Propulsion Systems Price Revision Formula as set forth in Exhibit E hereto.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

16/51

2.3.4	Final Contract Price

The Final Contract Price of each A330-200 Passenger Aircraft will be the sum of:

(i)	the Base Price of the A330-200 Passenger Airframe, as adjusted to the applicable Delivery Date of such A330-200 Passenger Aircraft in accordance with the Seller Price Revision Formula, as such Seller Price Revision Formula set forth in Exhibit D hereto as modified by the provisions set forth in Clause 1.8 hereof.

(ii)	the price of any SCNs for the A330-200 Passenger Airframe entered into after the date of signature of this Agreement, as adjusted to the Delivery Date in accordance with the Seller Price Revision Formula set forth in Exhibit D hereto as modified by the provisions set forth in Clause 1.8 hereof.

(iii)	the applicable A330-200 Passenger Propulsion Systems reference price as set forth in Exhibit E hereto, revised to the A330-200 Passenger Delivery Date in accordance with the applicable Propulsion Systems Price Revision Formula;

(iv)	the price of any SCNs for the applicable A330-200 Passenger Aircraft Propulsion Systems reference price entered into after the date of signature of this Agreement, as adjusted to the Delivery Date in accordance with the applicable Propulsion Systems Price Revision Formula set forth in Exhibit E hereto; and

(v)	any other amount resulting from any other provisions of this Agreement and/or any other written agreement between the Buyer and the Seller relating to the A330-200 Passenger Aircraft.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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2.4	Purchase Incentives

2.4.1	Base Credit Memorandum

The Seller shall grant to the Buyer, upon Delivery of each A330-200 Passenger Aircraft, a credit memorandum (the “Base Credit Memorandum”) amounting to:

2.4.2	*****

*****

2.4.3	*****

*****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

18/51

2.4.4	*****

*****

2.4.5	*****

*****

2.5	Design Weight Matters

*****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

19/51

3.	A330-300 PASSENGER AIRCRAFT

3.1	Airframe Specification

The A330-300 Passenger Aircraft shall be manufactured in accordance with the A330-300 standard specification document number G 000 03000 issue 8, dated 30 October 2009 (the “A330-300 Passenger Aircraft Specification”), a copy of which has been annexed hereto as Exhibit A Such A330-300 Passenger Aircraft Specification has been amended to reflect the following A330-300 Passenger Aircraft design weights:

MTOW	MLW	MZFW
*****	*****	*****

The Seller and Buyer understand and agree that the A330-300 Passenger Aircraft Specification may be amended following the signature of an amendment to the Agreement in accordance with the terms set forth in Clause 2 of the Agreement.

3.2	Propulsion Systems

The provisions of Clause 2.2.1 of the Agreement shall not apply to the A330-300 Passenger Aircraft and such Clause 2.2.1 shall be superseded by the following:

QUOTE

Each of the A330-300 Passenger Aircraft shall be equipped with any of the set of

General Electric	Pratt & Whitney	Rolls Royce
CF6-80E1A2 or CF6-80E1A4 or CF6-80E1A3	PW 4168A-1D or PW 4170	RB211 -TRENT 772B

(in each case the “A330-300 Passenger Aircraft Propulsion Systems”), as shall be selected by the Buyer. Each A330-300 Passenger Aircraft Propulsion Systems shall include nacelles, thrust reversers and associated standard equipment, installed on such A330-300 Passenger Aircraft on delivery.

UNQUOTE

The Buyer shall provide the Seller with the notice of Propulsion Systems selection in accordance with the provisions of Clause 2.2.2 of the Agreement.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

20/51

3.3	Prices

3.3.1 Base	Price of the A330-300 Passenger Aircraft

The Base Price of the A330-300 Passenger Aircraft (the “Base Price of the A330-200 Passenger Aircraft”) is the sum of:

(i)	the Base Price of the A330-300 Passenger Aircraft Airframe, as defined in 3.3.2 below, and

(ii)	the relevant base price of the A330-300 Passenger Aircraft Propulsion Systems, as respectively defined in 3.3.3 below.

3.3.2 Base	Price of the A330-300 Passenger Aircraft Airframe

The sum of the base prices set forth below in (i) and (ii) shall be the “Base Price of the A330-300 Passenger Aircraft Airframe” :

(i)	the base price of the Airframe of the A330-300 Passenger Aircraft, in the configuration specified in the A330-300 Passenger Aircraft Standard Specification (excluding Buyer Furnished Equipment, Propulsion Systems and SCNs) at delivery conditions prevailing in January 2011,

*****

and

(ii)	the base prices of all SCNs for an estimated budget at delivery conditions prevailing in *****

*****

The Base Price of the A330-300 Passenger Aircraft Airframe is subject to price revision up to the delivery month of said A330-200 Passenger Aircraft in accordance with the Seller Price Revision Formula set forth in Exhibit D hereto, as modified by the provisions set forth in Clause 1.8 hereof.

Notwithstanding the conditions set forth herein, it is hereby agreed by the Buyer and Seller that the base price of all SCNs as shown in Clause 2.3.2 (ii) of the present Letter Agreement N° 15, is for budgetary purposes only and may be revised by the Buyer in accordance with Clause 2 of the Agreement, following further evaluation of its requirements for baseline SCNs.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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3.3.3 Base	Price of the A330-300 Passenger Aircraft Propulsion Systems

(i)	The base price of the General Electric CF6-80E1A2 Propulsion System (the “CF6-80E1A2 Propulsion System Base Price”), at delivery conditions prevailing in January 2011, is:

*****

The Seller confirms that said CF6-80E1A2 Propulsion System Base Price has been calculated from the CF6-80E1A2 Propulsion System Reference Price indicated by the CF6-80E1A2 Propulsion System manufacturer, as set out in Exhibit E hereto.

(ii)	The base price of the General Electric CF6-80E1A3 Propulsion System (the “CF6-80E1A3 Propulsion System Base Price”), at delivery conditions prevailing in January 2011, is:

*****

The Seller confirms that said CF6-80E1A3 Propulsion System Base Price has been calculated from the CF6-80E1A3 Propulsion System Reference Price indicated by the CF6-80E1A3 Propulsion System manufacturer as set out in Exhibit E hereto.

(iii)	The base price of the General Electric CF6-80E1A4 Propulsion System (the “CF6-80E1A4 Propulsion System Base Price”), at delivery conditions prevailing in January 2011, is:

*****

The Seller confirms that said CF6-80E1A4 Propulsion System Base Price has been calculated from the CF6-80E1A4 Propulsion System Reference Price indicated by the CF6-80E1A4 Propulsion System manufacturer, as set out in Exhibit E hereto.

(iv)	The base price of the PW 4168A-1D Propulsion System (the “PW 4168A-1D Propulsion System Base Price), at delivery conditions prevailing in January 2011, is :

*****

The Seller confirms that said PW 4168A-1D Propulsion System Base Price has been calculated from the Reference Price indicated by the PW 4168A-1D Propulsion System manufacturer as set out in Exhibit E hereto.

*****

*****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

22/51

*****

(v)	The base price of the PW 4170 Propulsion System (the “PW 4170 Propulsion System Base Price), at delivery conditions prevailing in January 2011, is

*****

The Seller confirms that said PW 4170 Propulsion System Base Price has been calculated from the PW 4170 Propulsion System Reference Price indicated by the PW 4170 Propulsion System manufacturer, as set out in Exhibit E hereto.

*****

*****

*****

(vi)	The base price of the Rolls Royce Trent 772B Propulsion System (the “RR Trent 772B Propulsion System Base Price”), at delivery conditions prevailing in January 2011, is:

*****

The Seller confirms that said RR Trent 772B Propulsion System Base Price has been calculated from the RR Trent 772B Propulsion System Reference Price indicated by the Trent 772B Propulsion System manufacturer, as set out in Exhibit E hereto.

All base prices of the A330-300 Passenger Aircraft Propulsion Systems are subject to price revision up to the Delivery Date of said A330-300 Passenger Aircraft in accordance with the applicable Propulsion Systems Price Revision Formula as set forth in Exhibit E hereto.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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3.3.4 Final	Contract Price

The Final Contract Price of each A330-300 Passenger Aircraft will be the sum of:

(i)	the Base Price of the A330-300 Passenger Airframe, as adjusted to the applicable Delivery Date of such A330-300 Passenger Aircraft in accordance with the Seller Price Revision Formula, as such Seller Price Revision Formula set forth in Exhibit D hereto as modified by the provisions set forth in Clause 1.8 hereof.

(ii)	the price of any SCNs for the A330-300 Passenger Airframe entered into after the date of signature of this Agreement, as adjusted to the Delivery Date in accordance with the Seller Price Revision Formula, as such Seller Price Revision Formula set forth in Exhibit D hereto as modified by the provisions set forth in Clause 1.8 hereof.

(iii)	the applicable A330-300 Passenger Propulsion Systems reference price as set forth in Exhibit E hereto, revised to the A330-300 Passenger Delivery Date in accordance with the applicable Propulsion Systems Price Revision Formula;

(iv)	the price of any SCNs for the applicable A330-300 Passenger Aircraft Propulsion Systems reference price entered into after the date of signature of this Agreement, as adjusted to the Delivery Date in accordance with the applicable Propulsion Systems Price Revision Formula; and

(v)	any other amount resulting from any other provisions of this Agreement and/or any other written agreement between the Buyer and the Seller relating to the A330-300 Passenger Aircraft.

3.4	Purchase Incentives

3.4.1 Base	Credit Memorandum

The Seller shall grant to the Buyer, upon Delivery of each A330-300 Passenger Aircraft, a credit memorandum (the “Base Credit Memorandum”) amounting to:

*****

*****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

24/51

3.4.2	*****

*****

3.4.3	*****

*****

3.4.4	*****

*****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

25/51

3.4.5	*****

*****

3.5	Design Weight Matters

*****

4.	MARKETING FUND

*****

5.	NON-RECURRING CABIN COSTS

*****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

26/51

6.	PREDELIVERY PAYMENTS

6.1	The Buyer will make all Predelivery Payments with respect to the A330 Passenger Aircraft pursuant to Clause 5 of the Agreement, as amended by Letter Agreement Nº2 to the Agreement. Any Predelivery Payments with respect to the A330 Passenger Aircraft falling due prior to the date hereof by virtue of the conversions set out herein, but not paid by the Buyer prior to the date hereof, shall be paid within five (5) Working Days of the date hereof, which amount due may be settled by application of any “Excess Payment” as such term is defined in Clause 6.2 hereinbelow.

6.2	The Seller shall apply any excess Predelivery Payments previously paid by the Buyer to the Seller by virtue of the conversions contemplated in Paragraph 1 above (the “Excess Payment”) towards any amounts due at signature hereof by the Buyer to the Seller by virtue of Paragraph 6.1 hereinabove and thereafter against other Predelivery Payments due to the Seller until the Excess Payment is reduced to zero. The parties acknowledge that no interest shall accrue to the Buyer on account of the Excess Payment.

7.	ASSIGNMENT

Notwithstanding any other provision of the Agreement, except as otherwise set forth in Clause 20 of the Agreement, as amended by Letter Agreement No. 13, this Letter Agreement No. 15 and the rights and obligations of the parties hereunder will not be assigned or transferred in any manner without the prior written consent of the other party, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 6 will be void and of no force or effect.

8.	COUNTERPARTS

This Letter Agreement No. 15 may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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If the foregoing correctly sets forth your understanding, please execute the original and two (2) copies hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:

Name:

Title:

Accepted and Agreed

INTREPID AVIATION GROUP, LLC

By:	Intrepid Aviation Management, LLC, its authorized signatory

By:
RONALD K. ANDERSON, Chief Executive Officer

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

28/51

EXHIBIT A1

TO LETTER AGREEMENT Nº 15

The A330-200 Passenger Aircraft Standard Specification is contained in a separate folder.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

29/51

EXHIBIT A2

TO LETTER AGREEMENT Nº 15

The A330-300 Passenger Aircraft Standard Specification is contained in a separate folder.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

30/51

EXHIBIT B TO LETTER AGREEMENT Nº 15

SCN LIST - BASELINE CONFIGURATION A330-200 Passenger Aircraft

A330-200 - BASELINE SPECIFICATION Based on A330-200 standard specification Issue 5.0
EPAC / TDU	TITLE	*****
ATA 02	GENERAL REQUIREMENTS
02.10.137/01	FAA type certificate	*****
02.10.134/05	JAR OPS 1 subpart K&L	*****
02.10.130/01	14 knots tailwind certification (PW engines) at take off	*****
02.10.120/	15 knots tailwind certification (RR or GE)	*****
02.10.134/16	Compliance status for FAR 121 subpart K & L	*****
02.40.	External livery	*****
CL02.10.133 / 01	Full compliance with FAR Amendment 121-306 new assist space requirements	*****
CL02.10.133 / 02	Full compliance with FAR121-311 amendment 315 Head Injury Criteria (HIC)	*****
CL02.10.133 / 03	Compliance with PRM requirements for layout configuration	*****
ATA 03	DESIGN WEIGHTS
03.20.190	Design weights MTOW 233 t, MLW 182 t, MZFW 170 t	*****
ATA 11	PLACARDS AND MARKINGS
CL11.00.124 / 01	Installation of leasing plate on engines	*****
CL11.00.124 / 02	Installation of leasing plate on forward LH passenger door	*****
CL11.00.124 / 03	Installation of leasing plate on cockpit rear partition	*****
CL11.30.110 / 04	Passenger placards and signs alternate marking	*****
CL11.30.111 / 32	Monolingual EEPMS exit identifiers - English only (vertical arrangement)	*****
11.35.	Weight indication in kg and lb for cargo compartments	*****
ATA 21	AIR CONDITIONNING
21.00	System Provisions for air outlets in stretcher area	*****
21.00	System Provisions for air outlets in cabin crew rests area	*****
ATA 23	COMMUNICATIONS
23.00.	Installation of self-programmable ELT through a programming dongle (BFE)	*****
23.28.149	Complete provision for 64 kb/s high speed data SATCOM	*****
23.00	installation of a Cockpit door Video Surveillance System (SFE) - not on ECAM	*****
GLOBAL IFE	2-class layout (B/C 36 pax Y/C 250 pax)	*****
including	i-PRAM	*****
including	PES Music	*****
including	PES video system provision	*****
including	Entertainment/ Video system installation on top of Video Sytem Provision (in seat video in B/C and Y/C + 9 bulkhead LCDs)	*****
including	installation of IFE vendor PFIS function	*****
including	activation of video in use warning on ECAM	*****
ATA 24	ELECTRICAL POWER
	Installation of in-seat power supply (110 V PED outlets) and electrical driven seat (36 B/C)	*****
24.56.151/01	Provision for power supply in 2 stowage	*****
24.56.134/03	Additional 15kVA galley power supply door 4	*****
24.70.110/01	Installation of one medical outlet	*****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

31/51

ATA 25	EQUIPMENT/FURNISHING
GLOBAL CABIN	Cabin 2-class layout (B/C 36 pax Y/C 250 pax)	*****
including	Installation of 7 Lavatories (SFE) + 3 provisions	incl. Cabin
including	Installation of 6 galleys wet + 1 dry galleys (BFE)	incl. Cabin
including	Galley cooling (SFE qty 5)	incl. Cabin
including	Installation of 12 C/A seats	incl. Cabin
including	Installation of 2 full height stowage, 1 incl. VCC (BFE)	incl. Cabin
including	Installation of 1 below overhead stowages (BFE)	incl. Cabin
including	Installation of partitions (SFE 2)	incl. Cabin
including	Provisions for Flight Crew Rest Compartment	incl. Cabin
including	Floor thermal insulation on chilled galleys	incl. Cabin
25.75.235/01	Underfloor crew rest provisions	*****
25.65.160/01	CABIN EMERGENCY EQUIPMENT	*****
25.23.101/01	INTERIOR COLOURS HARD SURFACES	*****
25.51.080/02	Application of advanced cargo loading system	*****
25.51.100/03	Installation of continuous side guide package - Advanced CLS	*****
ATA 31	COMMUNICATION
31.33.	Complete provision for QAR (ARINC 591 and 600)	*****
31.36.	Complete provision for DAR (ARINC 591 and 600) - capable of 256 & 512 w/s	*****
ATA 32	LANDING GEAR
32.40.	A330 - Wheels and brakes HONEYWELL (2 500 LPO)	*****
32.41.	A330 - Radial tires (MLG) - MICHELIN, PN M05102	*****
ATA 33	LIGHTS
33.50.134/01	EEPMS - Photoluminescent - PER	*****
	Provision for additional Lavatory Occupied Signs with blind/blank lenses to cover layout reconfiguration at door 2	incl. Cabin
	Provision for additional Lavatory Occupied Signs with blind/blank lenses at door 4	incl. Cabin
ATA 34	NAVIGATION
34.20.202/02	Installation of ISIS	*****
34.41.	Dual weather radar with predictive windshear function activated & multiscan (SFE)	*****
34.53.100	Installation of Dual ADF	*****
ATA 35	OXYGEN
35.11.	In-situ replenishment facility for cockpit oxygen cylinder	*****
35.22.	Installation of one additional mask in each oxygen box (chemical system)	*****
ATA 38	WATER / WASTE
38.11.112/01	Fresh water capacity 1050 liters - 3rd tank	*****
ATA 46	INFORMATION SYSTEM
46.21.	Airbus AOC software for ATSU (Fans A+) - HONEYWELL	*****
ATA 47	INERT GAS SYTEM
47.10.200	Installation of FTIS	*****
ATA 72	ENGINES
72.00.118	Selection of engines	*****
	Total Price per aircraft in DC 01/2011	*****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

32/51

EXHIBIT C TO LETTER AGREEMENT Nº 15

SCN LIST - BASELINE CONFIGURATION A330-300 Passenger Aircraft

A330-200 - BASELINE SPECIFICATION Based on A330-200 standard specification Issue 8.0
EPAC / TDU	TITLE	*****
ATA 02	GENERAL REQUIREMENTS
02.10.137/01	FAA type certificate	*****
02.10.134/05	JAR OPS 1 subpart K&L	*****
02.10.130/01	14 knots tailwind certification (PW engines) at take off	*****
02.10.120/	15 knots tailwind certification (RR or GE)	*****
02.10.134/16	Compliance status for FAR 121 subpart K & L	*****
02.40.	External livery	*****
CL02.10.133 / 01	Full compliance with FAR Amendment 121-306 new assist space requirements	*****
CL02.10.133 / 02	Full compliance with FAR121-311 amendment 315 Head Injury Criteria (HIC)	*****
CL02.10.133 / 03	Compliance with PRM requirements for layout configuration	*****
ATA 03	DESIGN WEIGHTS
03.20.190	Design weights MTOW 233 t, MLW 182 t, MZFW 170 t	*****
ATA 11	PLACARDS AND MARKINGS
CL11.00.124 / 01	Installation of leasing plate on engines	*****
CL11.00.124 / 02	Installation of leasing plate on forward LH passenger door	*****
CL11.00.124 / 03	Installation of leasing plate on cockpit rear partition	*****
CL11.30.110 / 04	Passenger placards and signs alternate marking	*****
CL11.30.111 / 32	Monolingual EEPMS exit identifiers - English only (vertical arrangement)	*****
11.35.	Weight indication in kg and lb for cargo compartments	*****
ATA 21	AIR CONDITIONNING
21.00	System Provisions for air outlets in stretcher area	*****
21.00	System Provisions for air outlets in cabin crew rests area	*****
ATA 23	COMMUNICATIONS
23.00.	Installation of self-programmable ELT through a programming dongle (BFE)	*****
23.28.149	Complete provision for 64 kb/s high speed data SATCOM	*****
23.00	installation of a Cockpit door Video Surveillance System (SFE) - not on ECAM	*****
GLOBAL IFE	2-class layout (B/C 36 pax Y/C 250 pax)	*****
including	i-PRAM	*****
including	PES Music	*****
including	PES video system provision	*****
including	Entertainment/ Video system installation on top of Video Sytem Provision (in seat video in B/C and Y/C + 9 bulkhead LCDs)	*****
including	installation of IFE vendor PFIS function	*****
including	activation of video in use warning on ECAM	*****
ATA 24	ELECTRICAL POWER
	Installation of in-seat power supply (110 V PED outlets) and electrical driven seat (36 B/C)	*****
24.56.151/01	Provision for power supply in 2 stowage	*****
24.56.134/03	Additional 15kVA galley power supply door 4	*****
24.70.110/01	Installation of one medical outlet	*****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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ATA 25	EQUIPMENT/FURNISHING
GLOBAL CABIN	Cabin 2-class layout (B/C 36 pax Y/C 250 pax)	*****
including	Installation of 7 Lavatories (SFE) + 3 provisions	incl. Cabin
including	Installation of 6 galleys wet + 1 dry galleys (BFE)	incl. Cabin
including	Galley cooling (SFE qty 5)	incl. Cabin
including	Installation of 12 C/A seats	incl. Cabin
including	Installation of 2 full height stowage, 1 incl. VCC (BFE)	incl. Cabin
including	Installation of 1 below overhead stowages (BFE)	incl. Cabin
including	Installation of partitions (SFE 2)	incl. Cabin
including	Provisions for Flight Crew Rest Compartment	incl. Cabin
including	Floor thermal insulation on chilled galleys	incl. Cabin
25.65.160/01	CABIN EMERGENCY EQUIPMENT	*****
25.23.101/01	INTERIOR COLOURS HARD SURFACES	*****
25.51.080/02	Application of advanced cargo loading system	*****
25.51.100/03	Installation of continuous side guide package - Advanced CLS	*****
ATA 31	COMMUNICATION
31.33.	Complete provision for QAR (ARINC 591 and 600)	*****
31.36.	Complete provision for DAR (ARINC 591 and 600) - capable of 256 & 512 w/s	*****
ATA 32	LANDING GEAR
32.40.	A330 - Wheels and brakes HONEYWELL (2 500 LPO)	*****
32.41.	A330 - Radial tires (MLG) - MICHELIN, PN M05102	*****
ATA 33	LIGHTS
33.50.134/01	EEPMS - Photoluminescent - PER	*****
	Provision for additional Lavatory Occupied Signs with blind/blank lenses to cover layout reconfiguration at door 2	incl. Cabin
	Provision for additional Lavatory Occupied Signs with blind/blank lenses at door 4	*****
ATA 34	NAVIGATION
34.20.202/02	Installation of ISIS	*****
34.41.	Dual weather radar with predictive windshear function activated & multiscan (SFE)	*****
34.53.100	Installation of Dual ADF	*****
ATA 35	OXYGEN
35.11.	In-situ replenishment facility for cockpit oxygen cylinder	*****
35.22.	Installation of one additional mask in each oxygen box (chemical system)	*****
ATA 38	WATER / WASTE
38.11.112/01	Fresh water capacity 1050 liters - 3rd tank	*****
ATA 46	INFORMATION SYSTEM
46.21.	Airbus AOC software for ATSU (Fans A+) - HONEYWELL	*****
ATA 52	DOORS
52.10.107/01	Installation of type A door number 3	*****
ATA 72	ENGINES
72.00.118	Selection of engines	*****
	Total Price per aircraft in DC 01/2011	*****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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EXHIBIT D TO LETTER AGREEMENT Nº 15

Sellers Price Revision Formula for the A330 Passenger Aircraft

1	BASE PRICE

The Airframe Base Price quoted in Clause 3.1 of the Agreement is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions hereof.

2	BASE PERIOD

The Airframe Base Price has been established in accordance with the average economic conditions prevailing in December 2009, January 2010, February 2010 and corresponding to a theoretical delivery in January 2011 as defined by “ECIb” and “ICb” index values indicated hereafter.

3	INDEXES

Labor Index: “Employment Cost Index for Workers in Aerospace manufacturing” hereinafter referred to as “ECI336411W”, quarterly published by the US Department of Labor, Bureau of Labor Statistics, in “NEWS”, and found in Table 9, “WAGES and SALARIES (not seasonally adjusted): Employment Cost Indexes for Wages and Salaries for private industry workers by industry and occupational group”, or such other name that may be from time to time used for the publication title and/or table, (Aircraft manufacturing, NAICS Code 336411, base month and year December 2005 = 100).

The quarterly value released for a certain month (March, June, September and December) shall be the one deemed to apply for the two preceding months.

Index code for access on the Web site of the US Bureau of Labor Statistics: CIU2023211000000I.

Material Index: “Industrial Commodities” (hereinafter referred to as “IC”) as published in “PPI Detailed Report” (found in Table 6. “Producer price indexes and percent changes for commodity and service groupings and individual items not seasonally adjusted” or such other names that may be from time to time used for the publication title and/or table). (Base Year 1982 = 100).

Index code for access on the Web site of the US Bureau of Labor Statistics: WPU03THRU15.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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4	REVISION FORMULA

Pn	=	(Pb + F) x [(***** x (ECIn/ECIb)) + (***** x (ICn/ICb))]

Where	:

Pn	:	Airframe Base Price as revised at the Delivery Date of the Aircraft

Pb	:	Airframe Base Price at economic conditions December 2009, January 2010, February 2010 averaged (January 2011 delivery conditions)

F	:	*****
where N = the calendar year of Delivery of the Aircraft minus 2011

ECIn	:	the arithmetic average of the latest published values of the ECI 336411Windex available at the Delivery Date of the Aircraft for the 11th, 12th and 13th month prior to the month of Aircraft Delivery

ECIb	:	ECI 336411W-Index for December 2009, January 2010, February 2010 averaged (*****)

ICn	:	the arithmetic average of the latest published values of the IC-Index available at the Delivery Date of the Aircraft for the 11th, 12th and 13th month prior to the month of Aircraft Delivery

ICb	:	IC-Index for December 2009, January 2010, February 2010, averaged (*****)

5	GENERAL PROVISIONS

5.1	Roundings

The Labor Index average and the Material Index average shall be computed to the first decimal. If the next succeeding place is five (5) or more, the preceding decimal place shall be raised to the next higher figure.

Each quotient (ECIn/ECIb) and (ICn/ICb) shall be rounded to the nearest ten-thousandth (4 decimals). If the next succeeding place is five (5) or more, the preceding decimal place shall be raised to the next higher figure.

The final factor shall be rounded to the nearest ten-thousandth (4 decimals).

The final price shall be rounded to the nearest whole number (0.5 or more rounded to 1).

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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5.2	Substitution of Indexes for Airframe Price Revision Formula

If:

(i)	the United States Department of Labor substantially revises the methodology of calculation of the Labor Index or the Material Index as used in the Airframe Price Revision Formula, or

(ii)	the United States Department of Labor discontinues, either temporarily or permanently, such Labor Index or such Material Index, or

(iii)	the data samples used to calculate such Labor Index or such Material Index are substantially changed;

the Seller shall select a substitute index for inclusion in the Airframe Price Revision Formula (the “Substitute Index”).

The Substitute Index shall reflect as closely as possible the actual variance of the Labor Costs or of the material costs used in the calculation of the original Labor Index or Material Index as the case may be.

As a result of the selection of the Substitute Index, the Seller shall make an appropriate adjustment to the Airframe Price Revision Formula to combine the successive utilization of the original Labor Index or Material Index (as the case may be) and of the Substitute Index.

5.3	Final Index Values

The Index values as defined in Clause 4 above shall be considered final and no further adjustment to the base prices as revised at Delivery of the Aircraft shall be made after Aircraft Delivery for any subsequent changes in the published Index values.

5.4	Limitation

Should the sum of (*****ECIn/ECIb)*****ICn/ICb) ***** 1, *****.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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EXHIBIT E TO LETTER AGREEMENT Nº 15

Propulsion Systems Price Revision Formula

for the A330 Passenger Aircraft

GENERAL ELECTRIC PROPULSION SYSTEMS PRICE REVISION FORMULA:

1	REFERENCE PRICE OF THE GE PROPULSION SYSTEMS

The reference price of a set of two (2) GENERAL ELECTRIC Propulsion Systems, each a “GE Reference Price”, is:

(i)	the “CF6-80E1A2 Propulsion System Reference Price”

*****

(ii)	the “CF6-80E1A3 Propulsion System Reference Price”

*****

(iii)	the “CF6-80E1A4 Propulsion System Reference Price”

*****

The above GE Reference Prices are subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics and in accordance with the provisions of Clauses 4 and 5 of this General Electric Propulsion Systems Price Revision Formula.

2	REFERENCE PERIOD

The above GE Reference Prices have been established in accordance with the economical conditions prevailing for a theoretical delivery in ***** as defined by GENERAL ELECTRIC by the Reference Composite Price Index (CPIb) of *****.

3	INDEXES

Labor Index: “Employment Cost Index for Workers in Aerospace manufacturing” hereinafter referred to as “ECI336411W, quarterly published by the US Department of Labor, Bureau of Labor Statistics, in “NEWS”, and found in Table 9, “WAGES and SALARIES (not seasonally adjusted) : Employment Cost Indexes for Wages and Salaries for private industry workers by industry and occupational group”, or such other name that may be from time to time used for the publication title and/or table, (Aircraft manufacturing, NAICS code 336411, base month and year December 2005 = 100, hereinafter mutiplied by 1.777 and rounded to the first decimal place).

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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The quarterly value released for a certain month (March, June, September and December) shall be the one deemed to apply for the two preceding months.

Index code for access on the Web site of the US Bureau of Labor Statistics: CIU2023211000000I.

Material Index: “Industrial Commodities” (hereinafter referred to as “IC”) as published in “PPI Detailed Report” (found in Table 6. “Producer price indexes and percent changes for commodity and service groupings and individual items not seasonally adjusted” or such other names that may be from time to time used for the publication title and/or table). (Base Year 1982 = 100).

Index code for access on the Web site of the US Bureau of Labor Statistics: WPU03THRU15.

4	REVISION FORMULA

Pn	:	(Pb + F) x (CPIn/*****)

where

Pn	:	revised applicable GE Reference Price at Aircraft Delivery.

Pb	:	applicable GE Reference Price at delivery conditions January 2010

F	:	(***** x N x Pb)
where N = the calendar year of Delivery of the Aircraft minus 2010

CPIn	:	the Composite Price Index (CPI) applicable for the month of Aircraft Delivery.
This Composite Price Index is composed as follows :

CPIn= ***** ECIn) + (***** x ICn)

where

ECIn	:	The arithmetic average of the ECI336411W-Index available at the Delivery date of the Aircraft for the 11th,12th and 13th month prior to the month of Aircraft Delivery, multiplied by ***** and individually rounded to the first decimal place.

ICn	:	The arithmetic average of the IC-Index available at the Delivery Date of the Aircraft for the 11th,12th and 13th month prior to the month of Aircraft Delivery

5	GENERAL PROVISIONS

5.1	Roundings

(i)	The Material index average (ICn) shall be rounded to the nearest second decimal place and the labor index average (ECIn) shall be rounded to the nearest first decimal place.

(ii)	CPIn shall be rounded to the nearest second decimal place.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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(iii)	The final factor (CPIn/*****) shall be rounded to the nearest third decimal place.

If the next succeeding place is five (5) or more, the preceding decimal place shall be raised to the next higher figure. After final computation Pn shall be rounded to the nearest whole number (0.5 rounds to 1).

5.2	Final Index Values

The revised applicable GE Reference Price at the date of Aircraft Delivery shall not be subject to any further adjustments in the indexes.

5.3	Interruption of Index Publication

If the US Department of Labor substantially revises the methodology of calculation or discontinues any to the indexes referred to hereinabove, the Seller shall reflect the substitute for the revised or discontinued index selected by GENERAL ELECTRIC, such substitute index to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original index as it may have fluctuated had it not been revised or discontinued.

Appropriate revision of the formula shall be made to accomplish this result.

5.4	Annulment of Formula

Should the above escalation provisions become null and void by action of the US Government, the applicable GE Reference Price shall be adjusted due to increases in the costs of labor, and material which have occurred from the period represented by the applicable Reference Composite Price Index to the twelfth (12th) month prior to the month of Aircraft Delivery.

5.5	Limitations

Should the ratio (CPIn/*****) be lower than *****, Pn will be equal to Pb+F.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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PRATT AND WHITNEY PROPULSION SYSTEMS PRICE REVISION FORMULA

1	REFERENCE PRICE OF THE PW PROPULSION SYSTEMS

The reference price for a set of two (2) PRATT & WHITNEY Propulsion Systems, each a “PW Reference Price”, is:

(i)	the “PW 4168A-1D Propulsion System Reference Price”

*****

(ii)	the “PW 4170 Propulsion System Reference Price”

*****

The above PW Reference Prices are subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions of Clauses 4 and 5 hereof.

2	REFERENCE PERIOD

The above PW Reference Prices have been established in accordance with the delivery conditions prevailing in *****, as defined according to PRATT & WHITNEY by the ECIb and ICb index values indicated in Clause 4 hereof.

3	INDEXES

Labor Index: “Employment Cost Index for Workers in Aerospace Manufacturing” hereinafter referred to as “ECI336411W”, quarterly published by the US Department of Labor, Bureau of Labor Statistics, in “NEWS”, and found in: Table 9, “WAGES and SALARIES (not seasonally adjusted): Employment Cost Indexes for Wages and Salaries for private industry workers by industry and occupational group”, or such other name that may be from time to time used for the publication title and/or table, (Aircraft manufacturing, NAICS Code 336411, base month and year December 2005 = 100).

The quarterly value released for a certain month (March, June, September and December) shall be the one deemed to apply for the two (2) preceding months.

Index code for access on the Web site of the US Bureau of Labor Statistics: CIU2023211000000I.

Material Index: “Industrial Commodities” (hereinafter referred to as “IC”) as published in “PPI Detailed Report” (found in Table 6. “Producer price indexes and percent changes for commodity and service groupings and individual items not seasonally adjusted” or such other names that may be from time to time used for the publication title and/or table). (Base Year 1982 = 100).

Index code for access on the Web site of the US Bureau of Labor Statistics: WPU03THRU15.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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4	REVISION FORMULA

Pn	=	(Pb + F) x [(***** x (ECIn/ECIb)) + (***** x (ICn/ICb))]

where

F	:	(***** x N x Pb)
Where N = the calendar year of Delivery of the Aircraft minus 2008

Pn	:	the applicable revised PW Reference Price at Aircraft Delivery

Pb	:	applicable PW Reference Price at delivery conditions January 2008

ECIn	:	ECI336411W-Index for the twelfth (12th) month prior to the month of Aircraft Delivery

ECIb	:	ECI336411W-Index for January 2007 (*****)

ICn	:	IC-Index for the twelfth (12th) month prior to the month of Aircraft Delivery

ICb	:	IC-Index for January 2007 (*****)

5	GENERAL PROVISIONS

5.1	Roundings

(i)	Each quotient, ECIn/ECIb and ICn/ICb, shall be calculated to the nearest ten-thousandth (4 decimals).

(ii)	The final factor shall be rounded to the nearest ten-thousandth (4 decimals).

If the next succeeding place is five (5) or more, the preceding decimal place shall be raised to the nearest higher figure.

After final computation Pn shall be rounded to the nearest whole number (0.5 rounds to 1).

5.2	Final Index Values

The revised applicable PW Reference Price at the date of Aircraft Delivery shall be the final price and shall not be subject to any further adjustments in the indexes. If no final index values are available for any of the applicable months, the then published preliminary figures shall be the basis on which the revised PW Reference Price shall be computed.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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5.3	Interruption of Index Publication

If the US Department of Labor substantially revises the methodology of calculation or discontinues any of these indexes referred to hereinabove, the Seller shall reflect the substitute for the revised or discontinued index selected by PRATT & WHITNEY, such substitute index to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original index as it may have fluctuated had it not been revised or discontinued. Appropriate revision of the formula shall be made to accomplish this result.

5.4	Annulment of Formula

Should the above escalation provisions become null and void by action of the US Government, the applicable PW Reference Price shall be adjusted due to increases in the costs of labor and material, which have occurred from the period represented by the applicable Reference Price Indexes to the twelfth (12th) month prior to the Aircraft Delivery.

5.5	Limitation

Should the revised PW Reference Price be lower than the PW Reference Price, the final price shall be computed with the PW Reference Price.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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ROLLS ROYCE PROPULSION SYSTEMS PRICE REVISION FORMULA

1	REFERENCE PRICE OF THE ROLLS ROYCE PROPULSION SYSTEMS

The reference price of a set of two (2) ROLLS ROYCE RB 211 TRENT 772B Propulsion Systems (the “RR Trent 772B Reference Price”) is:

*****

The above RR Trent 772B Reference Price is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions hereof.

2	REFERENCE PERIOD

The above RR Trent 772B Reference Price has been established in accordance with the average economic conditions prevailing in December 1999, January 2000, February 2000 (delivery conditions January 2001), as defined according to ROLLS ROYCE, by the ECIb, MMPb, Epb index values indicated in Clause 4 of this Rolls Royce Propulsion Systems Price Revision Formula.

3	INDEXES

Labor Index: “Employment Cost Index for Workers in Aerospace manufacturing” hereinafter referred to as “ECI336411W”, quarterly published by the US Department of Labor, Bureau of Labor Statistics, in “NEWS”, and found in: Table 9, “WAGES and SALARIES (not seasonally adjusted): Employment Cost Indexes for Wages and Salaries for private industry workers by industry and occupational group”, or such other name that may be from time to time used for the publication title and/or table, (Aircraft manufacturing, NAICS code 336411, base month and year December 2005 = 100).

The quarterly value released for a certain month (March, June, September and December) shall be the one deemed to apply for the two preceding months.

Index code for access on the Web site of the US Bureau of Labor Statistics: CIU2023211000000I.

Material Index: “Metals and metal products” Code 10 (hereinafter referred to as “MMP”) as published in “PPI Detailed Report” (found in Table 6. “Producer price indexes and percent changes for commodity and service groupings and individual items not seasonally adjusted” or such other names that may be from time to time used for the publication title and/or table). (Base Year 1982 = 100).

Index code for access on the Web site of the US Bureau of Labor Statistics: WPU10.

Energy Index: “Fuels and related products and power” Code 5 (hereinafter referred to as “EP”) as published in “PPI Detailed Report” (found in Table 6. “Producer price indexes and percent changes for commodity and service groupings and individual items not seasonally adjusted” or such other names that may be from time to time used for the publication title and/or table). (Base Year 1982 = 100).

Index code for access on the Web site of the US Bureau of Labor Statistics: WPU05.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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4	REVISION FORMULA

Pn	=	(Pb + F) x [(***** x (ECIn/ECIb)) + (***** x (MMPn/MMPb)) + (***** x (EPn/EPb))]

where :

F	:	(0.005 x N x Pb)
where N is the calendar year of Aircraft Delivery minus 2001

Pn	:	revised RR Trent 772B Reference Price of a set of two Propulsion Systems at Aircraft Delivery

Pb	:	RR Trent 772B Reference Price at averaged economic conditions December 1999, January 2000, February 2000

ECIn	:	ECI336411W Index for 13th, 12th, 11th months averaged prior to the month of Aircraft Delivery

ECIb	:	ECI336411W Index for December 1999, January 2000, February 2000 *****

MMPn	:	MMP-Index for the 13th, 12th, 11th months averaged prior to the month of Aircraft Delivery

MMPb	:	MMP-Index for December 1999, January 2000, February 2000 averaged *****

EPn	:	EP-Index for the 13th, 12th, 11th months averaged prior to the month of Aircraft Delivery

EPb	:	EP-Index for December 1999, January 2000, February 2000 averaged *****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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5	GENERAL PROVISIONS

5.1	Roundings

The Labor and Material Index averages shall be computed to the second decimal place.

Each factor (***** x (ECIn/ECIb)), (***** x (MMPn/MMPb)), (***** x (EPn/EPb)) shall be calculated to the nearest ten-thousandth (4 decimals).

If the next succeeding place is five (5) or more the preceding decimal shall be raised to the next higher figure.

After final computation Pn shall be rounded to the nearest whole number (0.5 or more rounded to 1).

5.2	Final Index Values

The revised RR Trent 772B Reference Price at the date of Aircraft Delivery shall not be subject to any further adjustments in the indexes.

5.3	Interruption of Index Publication

If the US Department of Labor substantially revises the methodology of calculation or discontinues any of the indexes referred to hereinabove, the Seller shall reflect the substitute for the revised or discontinued index selected by ROLLS ROYCE, such substitute index to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original index as it may have fluctuated had it not been revised or discontinued.

Appropriate revision of the formula shall be made to accomplish this result.

5.4	Annulment of Formula

Should the above escalation provisions become null and void by action of the British Government, the Price shall be adjusted due to increases in the costs of labor, material and fuel which have occurred from the period represented by the RR Trent 772B Reference Price Indexes to the twelfth (12th) month prior to the month of Aircraft Delivery.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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EXHIBIT F TO LETTER AGREEMENT Nº 15

CONVERSION AMENDMENT

Amendment No. [    ]

to the

AIRBUS A330-200 FREIGHTER PURCHASE AGREEMENT

dated as of May 30, 2007

between

AIRBUS S.A.S.

and

INTREPID AVIATION GROUP, LLC

This Amendment to the A330-200 Freighter Purchase Agreement between Airbus S.A.S. and Intrepid Aviation Group, LLC, (this “Amendment No. [    ]”) entered into as of [            ]    , [        ], by and between AIRBUS S.A.S., a société par actions simplifiée, organized and existing under the laws of the Republic of France, having its registered office located at 1, rond-point Maurice Bellonte, 31700 Blagnac, France (the “Seller”), and INTREPID AVIATION GROUP, LLC, a limited liability company organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at 650 Madison Avenue, 26th Floor, New York, New York, 10022, U.S.A. (the “Buyer”);

WITNESSETH:

WHEREAS, the Buyer and the Seller entered into an A330-200 Freighter Purchase Agreement, dated as of May 30th, 2007, as amended by Amendment No. 1, dated as of August 29, 2008, Amendment No. 2, dated as of December 1, 2009 and Amendment No.3 dated as of May 20, 2011, relating to the sale by the Seller and the purchase by the Buyer of certain Airbus A330–200 Freighter model aircraft, which, together with all Exhibits, and Appendices attached thereto, is hereinafter called the “Agreement.”

WHEREAS, the Buyer assigned to A330 Freighter LLC, pursuant to that Assignment and Assumption Agreement, dated as of December 31, 2007, certain of its rights and obligations in and to the Agreement, identified in the Redacted Airbus Purchase Agreement, dated December 31, 2007, which has been amended by Amendment No. 1, dated as of August 29, 2008, Amendment No. 2, dated as of February 10, 2009, and Amendment No. 3, dated as of December 1, 2009 (collectively, the “Redacted Airbus Purchase Agreement”).

WHEREAS, the Buyer and the Seller have agreed to enter into this Amendment No. [    ] to amend certain terms of the Agreement as set forth herein.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

1.	SCOPE

The purpose of this Amendment No. [    ] is to formalize, amongst other things, the conversion of an Aircraft into an          A330-[    ] Passenger Aircraft, under the terms and conditions set hereinbelow.

2.	DEFINITIONS

Capitalized terms used herein and not otherwise defined in this Amendment No [    ] will have the meanings assigned to them in the Agreement, as amended from time to time. The terms “herein,” “hereof,” and “hereunder” and words of similar import refer to this Amendment No. [    ].

3.	CONVERSION OF AIRCRAFT RANK [ ]

3.1	The Buyer and the Seller agree that the Aircraft with rank number [ ], scheduled for Delivery in [ ] is hereby irrevocably converted from an A330-200 Freighter model into an A330-[ ] Passenger Aircraft and shall be delivered in [ ] (the “Converted Rank [ ] Aircraft”) under the terms and conditions of the Agreement.

4.	DELIVERY

The delivery schedule contained in Clause 9.1.1 of the Agreement is deleted in its entirety and replaced with the following delivery schedule between QUOTE and UNQUOTE:

QUOTE

Aircraft No	Aircraft Type	Scheduled Delivery Month / Quarter	Scheduled Delivery Year
[ ]	[ ]	[ ]	[ ]

UNQUOTE

5.	PREDELIVERY PAYMENTS

5.1

The Buyer will make all Predelivery Payments with respect to the Converted Rank [    ] Aircraft pursuant to Clause 5 of the Agreement, as amended by Letter Agreement Nº2 to the Agreement. Any Predelivery Payments with respect to the Converted Rank [    ] Aircraft falling due prior to the date hereof by virtue of the conversion and/or rescheduling set out herein, but not paid by the

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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Buyer prior to the date hereof, shall be paid within five (5) Working Days of the date hereof, which amount due may be settled by application of any “Excess Payment” as such term is defined in Clause 5.2 hereinbelow.

5.2	The Seller shall apply any excess Predelivery Payments previously paid by the Buyer to the Seller by virtue of the conversion and/or rescheduling contemplated in Paragraphs 3 and 4 above (the “Excess Payment”) towards any amounts due at signature hereof by the Buyer to the Seller by virtue of Paragraph 5.1 hereinabove and thereafter against other Predelivery Payments due to the Seller until the Excess Payment is reduced to zero. The parties acknowledge that no interest shall accrue to the Buyer on account of the Excess Payment.

6.	EFFECT OF AMENDMENT

6.1	The Agreement will be deemed amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment No. [ ] supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment No. [ ].

6.2	Both parties agree that this Amendment No. [ ] will constitute an integral, non-severable part of the Agreement and be governed by its provisions, except that if the Agreement and this Amendment No. [ ] have specific provisions that are inconsistent, the specific provisions contained in this Amendment No. [ ] will govern.

6.3	This Amendment No. [ ] will become effective upon execution hereof.

7.	CONFIDENTIALITY

This Amendment No. [    ] is subject to the confidentiality provisions set forth in Clause 22.9 of the Agreement.

8.	ASSIGNMENT

Notwithstanding any other provision of the Agreement, except as otherwise set forth in Clause 20 of the Agreement, as amended in Letter Agreement No. 13, this Amendment No. [    ] and the rights and obligations of the parties hereunder will not be assigned or transferred in any manner without the prior written consent of the other party, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 8 will be void and of no force or effect.

9.	COUNTERPARTS

This Amendment No. [    ] may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission), will be an original, and the counterparts will together constitute one and the same instrument.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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IN WITNESS WHEREOF, these presents were entered into as of the day and year first above written.

INTREPID AVIATION GROUP, LLC
By:	Intrepid Aviation Management, LLC, its authorized signatory

By:

Name:

Title:

AIRBUS S.A.S.

By:

Name:

Title:

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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EXHIBIT G - CABIN NRC

LR Cabin NRC Breakdown List (per version for new a/c)

Changes within Cabin Configuration Guide (CCG) before CDF		*****	*****

Emergency equipment		*****	*****
Interior colors changes:	- soft surfaces only	*****	*****
	- hard surfaces	*****	*****

New models:	- new seat models (up to 3 different model per a/c)	*****	*****
	- new galleys P/N	*****	*****

Cabin forward zone (from cockpit to door 2 included)
Monuments changes:	- galleys / lavatories / VCC / stowages / fwd crew rest	*****	*****
	- requiring on top an ITCM for galleys / VCC / stowages in Toulouse	*****	*****
Seats re-arrangement:	- limited to light repitch (no ITCM)	*****	*****
	- requiring on top an ITCM in Toulouse	*****	*****

Cabin zone after door 2
Monuments changes:	- galleys / lavatories / stowages / aft crew rest stairs	*****	*****
	- requiring on top an ITCM in Toulouse	*****	*****

Seats re-arrangement:	- limited to light repitch (no ITCM)	*****	*****
	- requiring on top an ITCM in Toulouse	*****	*****

Cabin miscellaneous:	- overhead video re-positioning	*****	*****
	- partitions	*****	*****
	- galley catering equipment	*****	*****

		*****	*****
MAXIMUM CABIN NRCs within CCG 2
Changes out of CCG to be studied on a case by case basis

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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Amendment No. 4

to the

AIRBUS A330-200 FREIGHTER PURCHASE AGREEMENT

dated as of May 30, 2007

between

AIRBUS S.A.S.

and

INTREPID AVIATION GROUP, LLC

This Amendment to the A330-200 Freighter Purchase Agreement between Airbus S.A.S. and Intrepid Aviation Group, LLC, (this “Amendment No. 4”) entered into as of February 29, 2012, by and between AIRBUS S.A.S., a société par actions simplifiée, organized and existing under the laws of the Republic of France, having its registered office located at 1, rond-point Maurice Bellonte, 31700 Blagnac, France (the “Seller”), and INTREPID AVIATION GROUP, LLC, a limited liability company organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at 650 Madison Avenue, 26th Floor, New York, New York, 10022, U.S.A. (the “Buyer”);

WITNESSETH:

WHEREAS, the Buyer and the Seller entered into an A330-200 Freighter Purchase Agreement, dated as of May 30th, 2007, as amended by Amendment No. 1, dated as of August 29, 2008 and Amendment No. 2, dated as of December 1, 2009, relating to the sale by the Seller and the purchase by the Buyer of certain Airbus A330–200 Freighter model aircraft, which, together with all Exhibits, and Appendices attached thereto, is hereinafter called the “Agreement.”

WHEREAS, the Buyer assigned to A330 Freighter LLC, pursuant to that Assignment and Assumption Agreement, dated as of December 31, 2007, certain of its rights and obligations in and to the Agreement, identified in the Redacted Airbus Purchase Agreement, dated December 31, 2007, which has been amended by Amendment No. 1, dated as of August 29, 2008, Amendment No. 2, dated as of February 10, 2009, and Amendment No. 3, dated as of December 1, 2009 (collectively, the “Redacted Airbus Purchase Agreement”).

WHEREAS, the Buyer and the Seller entered into Amendment No. 3 dated as of May 20, 2011 to amend certain terms of the Agreement.

WHEREAS, the Buyer and the Seller hereby enter into Amendment No. 4 to amend the Agreement to provide for CAC ID identification numbers, amongst other things.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

1.	DELIVERY SCHEDULE

1.1	The following new definitions are hereby inserted in Clause 0 of the Agreement as follows:

QUOTE

CAC ID	means the contractual Aircraft ID number that is assigned to each Aircraft by the Seller and which remains unchanged despite any deferrals or advancements in the Delivery Schedule.

UNQUOTE

1.2	Further to the provisions of the Agreement, the Buyer has exercised its right to irrevocably convert (i) the Aircraft scheduled for Delivery in July 2013 (CAC ID 261977) from an A330-200 Freighter into an A330-300 Aircraft and (ii) the Aircraft scheduled for Delivery in September 2013 (CAC ID 261978) and November 2013 (CAC ID 261979) from an A330-200 Freighter into an A330-200 Aircraft. Notwithstanding anything herein to the contrary, the parties agree that the provisions of this Amendment are deemed to satisfy the provision in Paragraph 1.1 to Letter Agreement No. 15, which provides for the parties executing the “Conversion Amendment”, the substance and form of which is annexed to such Letter Agreement No. 15 in Exhibit F thereto.

1.3	Notwithstanding anything herein to the contrary, the parties hereby agree that Scheduled Delivery Quarters Q1, Q1, Q2, Q2 Q3, Q3 and Q4 in 2014 shall become respectively Scheduled Delivery Months in January, February, April, May, July, September and November in 2014.

1.4	The parties hereby agree that pursuant to the terms of this Amendment and other written agreements between the parties, Clause 9.1.1 of the Agreement is deleted in its entirety and replaced with the following:

QUOTE

9.1.1	Subject to Clauses 2, 7, 8, 10 and 18, the Seller will have the Aircraft Ready for Delivery at the Delivery Location within the following months/quarters (each a “Scheduled Delivery Month” or a “Scheduled Delivery Quarter”):

CAC ID	Aircraft No	Aircraft Type	Scheduled Delivery Month / Quarter	Scheduled Delivery Year
261977	1	A330-300 Aircraft	July	2013
261978	2	A330-200 Aircraft	September	2013
261979	3	A330-200 Aircraft	November	2013
261980	4	A330-200 Freighter	January	2014
261981	5	A330-200 Freighter	February	2014
261982	6	A330-200 Freighter	April	2014
261983	7	A330-200 Freighter	May	2014
261984	8	A330-200 Freighter	July	2014

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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261985	9	A330-200 Freighter	September	2014
261986	10	A330-200 Freighter	November	2014
261987	11	A330-200 Freighter	Q1	2015
261988	12	A330-200 Freighter	Q1	2015
261989	13	A330-200 Freighter	Q2	2015
261990	14	A330-200 Freighter	Q2	2015
261991	15	A330-200 Freighter	Q3	2015
261992	16	A330-200 Freighter	Q3	2015
261993	17	A330-200 Freighter	Q4	2015
261994	18	A330-200 Freighter	Q4	2015

The Seller will provide the Buyer written notice of the Scheduled Delivery Month, within the above stated Scheduled Delivery Quarters, for each Aircraft no later than ***** prior to the 1st day of each Scheduled Delivery Quarter.

*****

*****

*****

*****

2.	DEFINITIONS

Capitalized terms used herein and not otherwise defined in this Amendment No.3 will have the meanings assigned to them in the Agreement, as amended from time to time. The terms “herein,” “hereof,” and “hereunder” and words of similar import refer to this Amendment No. 3.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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3.	PREDELIVERY PAYMENTS

3.1	The Buyer will make all Predelivery Payments with respect to the Aircraft pursuant to Clause 5 of the Agreement, as amended by Letter Agreement Nº2 to the Agreement. Any Predelivery Payments with respect to the Aircraft falling due prior to the date hereof by virtue of the rescheduling set out herein, should there be any, but not paid by the Buyer prior to the date hereof, shall be paid *****

3.2	The Seller shall apply any excess Predelivery Payments previously paid by the Buyer to the Seller by virtue of the conversion and/or rescheduling contemplated in Paragraph 1 above (the “Excess Payment”) towards any amounts due at signature hereof by the Buyer to the Seller by virtue of Paragraph 3.1 hereinabove and thereafter against other Predelivery Payments due to the Seller or against any other transaction the parties may mutually agree on, until the Excess Payment is reduced to zero. The parties acknowledge that no interest shall accrue to the Buyer on account of the Excess Payment.

4.	ROLLS ROYCE 772C Engines

*****

5.	EFFECT OF AMENDMENT

5.1	The Agreement will be deemed amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment No. 3 supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment No. 4.

5.2	Both parties agree that this Amendment No. 4 will constitute an integral, non-severable part of the Agreement and be governed by its provisions, except that if the Agreement and this Amendment No. 4 have specific provisions that are inconsistent, the specific provisions contained in this Amendment No. 4 will govern.

5.3	This Amendment No. 4 will become effective upon execution hereof by the Seller and the Buyer.

6.	CONFIDENTIALITY

This Amendment No. 4 is subject to the confidentiality provisions set forth in Clause 22.9 of the Agreement.

7.	ASSIGNMENT

Notwithstanding any other provision of the Agreement, except as otherwise set forth in Clause 20 of the Agreement, as amended in Letter Agreement No. 13, this Amendment No. 4 and the rights and obligations of the parties hereunder will not be assigned or transferred in any manner without the prior written consent of the other party, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 6 will be void and of no force or effect.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

4/6

8.	COUNTERPARTS

This Amendment No. 4 may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission), will be an original, and the counterparts will together constitute one and the same instrument.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

5/6

IN WITNESS WHEREOF, these presents were entered into as of the day and year first above written.

INTREPID AVIATION GROUP, LLC
By:	Intrepid Aviation Management, LLC, its authorized signatory

By:

Name:

Title:

AIRBUS S.A.S.

By:

Name:

Title:

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

6/6

LETTER AGREEMENT No. 1 TO AMENDMENT No. 4

As of February    , 2012

INTREPID AVIATION GROUP, LLC

650 Madison Avenue, 26th Floor

New York, New York 10022

Attention: Mr. Frank Pray

Re:	Other Matters

Dear Ladies and Gentlemen,

INTREPID AVIATION GROUP, LLC (the “Buyer”), and AIRBUS S.A.S. (the “Seller”), have entered into an Airbus A330-200 Freighter Purchase Agreement dated as of May 30, 2007, as amended by Amendment No. 1, dated as of August 29, 2008, Amendment No. 2, dated as of December 1, 2009, Amendment No. 3, dated May 20, 2011 and Amendment No.4 dated as of the date hereof, (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement.

The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 1 to Amendment No. 4 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft.

The Buyer and the Seller also entered into a letter agreement dated as of May 20, 2011 to provide for the terms and conditions under which the Buyer purchased two A330-200s from Seller *****

Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, non-severable part of the Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent with each other, the specific provisions contained in this Letter Agreement will govern.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA 1-1/5

1.	A330-200 AIRCRAFT WITH CAC ID 380870 AND 380871

1.1	*****

*****

1.2	*****

*****

1.3	*****

1.4	*****

1.5	*****

*****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA 1-2/5

2.	Amendment to Paragraph 1.1 to Letter Agreement No. 15

Paragraph 1.1 of Letter Agreement 15 to the Agreement (Appendix 1 to Amendment 3 dated as of May 20, 2011) is hereby deleted and replaced with the following text between quotes:

Quote

*****

Any order for an A330 Passenger Aircraft shall be upon the terms and conditions set out in this Letter Agreement, provided, however, that nothing herein shall authorize the Buyer to convert an Aircraft into an A330 Passenger Aircraft if the manufacture and delivery of such A330 Passenger Aircraft is impossible as a result of a permanent cessation of the production line for such A330 Passenger Aircraft.

The conversion of an Aircraft into a A330 Passenger Aircraft shall be effective upon execution and delivery of an amendment to the Agreement , the form of which amendment is attached hereto as

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA 1-3/5

Exhibit F (the “Conversion Amendment”), by the Buyer and the Seller and payment by the Buyer of the first Predelivery Payment due in respect of such A330 Passenger Aircraft (to the extent not received in full prior to the date of such Conversion Amendment and to the extent due and payable in accordance with the Agreement as amended by the Conversion Amendment). If the Buyer and the Seller shall not enter into the Conversion Amendment on or prior to the Expiration Date solely because of the Buyer’s default or inaction, the Buyer’s right to convert such Aircraft shall terminate, unless failure to enter into such Conversion Amendment is principally because of the Seller’s default or inaction.

It is further understood that any conversion that shall have been made hereunder and agreed to by the Buyer and the Seller shall (subject to the provisions of Clause 21 Termination of the Agreement) be irrevocable and that thereafter there shall be no further conversion of such A330 Passenger Aircraft, except otherwise provided hereinafter.

Unquote

3.	Amendment to Paragraph 1.5 Letter Agreement No. 15

*****

4.	ASSIGNMENT

Notwithstanding any other provision of the Agreement, except as otherwise set forth in Clause 20 of the Agreement, as amended by Letter Agreement No. 13, this Letter Agreement and the rights and obligations of the parties hereunder will not be assigned or transferred in any manner without the prior written consent of the other party, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 4 will be void and of no force or effect.

5.	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA 1-4/5

If the foregoing correctly sets forth your understanding, please execute the original and two (2) copies hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:

Name:

Title:

Accepted and Agreed

INTREPID AVIATION GROUP, LLC
By: Intrepid Aviation Management, LLC, its authorized signatory

By:

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA 1-5/5

Amendment No. 5

to the

AIRBUS A330-200 FREIGHTER PURCHASE AGREEMENT

dated as of May 30, 2007

between

AIRBUS S.A.S.

and

INTREPID AVIATION GROUP, LLC

This Amendment to the A330-200 Freighter Purchase Agreement between Airbus S.A.S. and Intrepid Aviation Group, LLC, (this “Amendment No. 5”) entered into as of August 7, 2012, by and between AIRBUS S.A.S., a société par actions simplifiée, organized and existing under the laws of the Republic of France, having its registered office located at 1, rond-point Maurice Bellonte, 31700 Blagnac, France (the “Seller”), and INTREPID AVIATION GROUP, LLC, a limited liability company organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at 650 Madison Avenue, 26th Floor, New York, New York, 10022, U.S.A. (the “Buyer”);

WITNESSETH:

WHEREAS, the Buyer and the Seller entered into an A330-200 Freighter Purchase Agreement, dated as of May 30th, 2007, as amended by Amendment No. 1, dated as of August 29, 2008 and Amendment No. 2, dated as of December 1, 2009, relating to the sale by the Seller and the purchase by the Buyer of certain Airbus A330–200 Freighter model aircraft, which, together with all Exhibits, and Appendices attached thereto, is hereinafter called the “Agreement.”

WHEREAS, the Buyer assigned to A330 Freighter LLC, pursuant to that Assignment and Assumption Agreement, dated as of December 31, 2007, certain of its rights and obligations in and to the Agreement, identified in the Redacted Airbus Purchase Agreement, dated December 31, 2007, which has been amended by Amendment No. 1, dated as of August 29, 2008, Amendment No. 2, dated as of February 10, 2009, and Amendment No. 3, dated as of December 1, 2009 (collectively, the “Redacted Airbus Purchase Agreement”), which Redacted Airbus Purchase Agreement is null and void and of no further effect.

WHEREAS, the Buyer and the Seller entered into Amendment No. 3 dated as of May 20, 2011 and Amendment No. 4 dated as of February 29 to amend certain terms of the Agreement.

WHEREAS, the Buyer and the Seller hereby enter into this Amendment No. 5 to amend the Agreement to provide for the conversion of certain additional Aircraft into passenger variants, amongst other matters.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

1/5

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

1.	DELIVERY SCHEDULE

1.1	Further to the provisions of the Agreement, the Buyer has exercised its right to irrevocably convert (i) the Aircraft scheduled for Delivery in January 2014 (CAC ID 261980) from an A330-200 Freighter into an A330-300 Aircraft (ii) the Aircraft scheduled for Delivery in February 2014 (CAC ID 261981) from an A330-200 Freighter into an A330-300 Aircraft and (iii) the Aircraft scheduled for Delivery in May 2014 (CAC ID 261983) from an A330-200 Freighter into an A330-200 Aircraft. Notwithstanding anything herein to the contrary, the parties agree that the provisions of this Amendment are deemed to satisfy the provision in Paragraph 1.1 to Letter Agreement No. 15, which provides for the parties executing the “Conversion Amendment”, the substance and form of which is annexed to such Letter Agreement No. 15 in Exhibit F thereto.

1.2	The parties hereby agree that pursuant to the terms of this Amendment and other written agreements between the parties, Clause 9.1.1 of the Agreement is deleted in its entirety and replaced with the following:

QUOTE

9.1.1	Subject to Clauses 2, 7, 8, 10 and 18, the Seller will have the Aircraft Ready for Delivery at the Delivery Location within the following months/quarters (each a “Scheduled Delivery Month” or a “Scheduled Delivery Quarter”):

CAC ID	Aircraft No	Aircraft Type	Scheduled Delivery Month / Quarter	Scheduled Delivery Year
261977	1	A330-300 Aircraft	July	2013
261978	2	A330-200 Aircraft	September	2013
261979	3	A330-200 Aircraft	November	2013
261980	4	A330-200 Freighter	January	2014
261981	5	A330-200 Freighter	February	2014
261982	6	A330-200 Freighter	April	2014
261983	7	A330-200 Aircraft	May	2014
261984	8	A330-200 Freighter	July	2014
261985	9	A330-200 Freighter	September	2014
261986	10	A330-200 Freighter	November	2014
261987	11	A330-200 Freighter	Q1	2015
261988	12	A330-200 Freighter	Q1	2015
261989	13	A330-200 Freighter	Q2	2015
261990	14	A330-200 Freighter	Q2	2015
261991	15	A330-200 Freighter	Q3	2015
261992	16	A330-200 Freighter	Q3	2015
261993	17	A330-200 Freighter	Q4	2015
261994	18	A330-200 Freighter	Q4	2015

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

2/5

The Seller will provide the Buyer written notice of the Scheduled Delivery Month, within the above stated Scheduled Delivery Quarters, for each Aircraft ***** prior to the 1st day of each Scheduled Delivery Quarter.

*****

UNQUOTE

2.	DEFINITIONS

Capitalized terms used herein and not otherwise defined in this Amendment No. 5 will have the meanings assigned to them in the Agreement, as amended from time to time. The terms “herein,” “hereof,” and “hereunder” and words of similar import refer to this Amendment No. 5.

3.	PREDELIVERY PAYMENTS

3.1	The Buyer will make all Predelivery Payments with respect to the Aircraft pursuant to Clause 5 of the Agreement, as amended by Letter Agreement Nº2 to the Agreement. Any Predelivery Payments with respect to the Aircraft falling due prior to the date hereof by virtue of the changes set out herein, should there be any, but not paid by the Buyer prior to the date hereof, shall be paid within five (5) Working Days of the date hereof.

4.	EFFECT OF AMENDMENT

4.1	The Agreement will be deemed amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment No. 5 supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment No. 5.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

3/5

4.2	Both parties agree that this Amendment No. 5 will constitute an integral, non-severable part of the Agreement and be governed by its provisions, except that if the Agreement and this Amendment No. 5 have specific provisions that are inconsistent, the specific provisions contained in this Amendment No. 5 will govern.

4.3	This Amendment No. 5 will become effective upon execution hereof by the Seller and the Buyer.

5.	CONFIDENTIALITY

This Amendment No. 5 is subject to the confidentiality provisions set forth in Clause 22.9 of the Agreement.

6.	ASSIGNMENT

Notwithstanding any other provision of the Agreement, except as otherwise set forth in Clause 20 of the Agreement, as amended in Letter Agreement No. 13, this Amendment No. 5 and the rights and obligations of the parties hereunder will not be assigned or transferred in any manner without the prior written consent of the other party, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 6 will be void and of no force or effect.

7.	COUNTERPARTS

This Amendment No. 5 may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission), will be an original, and the counterparts will together constitute one and the same instrument.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

4/5

IN WITNESS WHEREOF, these presents were entered into as of the day and year first above written.

INTREPID AVIATION GROUP, LLC

By:	Intrepid Aviation Management, LLC, its authorized signatory

By:

Name:

Title:

AIRBUS S.A.S.

By:

Name:

Title:

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

5/5

LETTER AGREEMENT No. 1 TO AMENDMENT No. 5

As of May    , 2012

INTREPID AVIATION GROUP, LLC

650 Madison Avenue, 26th Floor

New York, New York 10022

Attention: Mr. Frank Pray

Re:	Other Matters

Dear Ladies and Gentlemen,

INTREPID AVIATION GROUP, LLC (the “Buyer”), and AIRBUS S.A.S. (the “Seller”), have entered into an Airbus A330-200 Freighter Purchase Agreement dated as of May 30, 2007, as amended by Amendment No. 1, dated as of August 29, 2008, Amendment No. 2, dated as of December 1, 2009, Amendment No. 3, dated May 20, 2011, Amendment No.4 dated as of February 29, 2012 and Amendment No. 5 dated as of the date hereof, (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement.

The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 1 to Amendment No. 5 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, non-severable part of the Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent with each other, the specific provisions contained in this Letter Agreement will govern.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA 1-1/4

1.	Amendment to Paragraph 1.1 to Letter Agreement No. 15

Paragraph 1.1 of Letter Agreement 15 to the Agreement (Annexed to Amendment 3 dated as of May 20, 2011 as amended in Letter Agreement No. 1 to Amendment No. 4) is hereby deleted and replaced with the following text between quotes:

Quote

1.1	Further to Buyer’s request, the Seller agrees to provide the Buyer with the right to convert up to ***** Aircraft into either (i) A330-200 model aircraft (the “A330 –200 Passenger Aircraft”) or (ii) A330-300 model aircraft (the “A330-300 Passenger Aircraft”) (the A330-200 Passenger Aircraft and the A330-300 Passenger Aircraft collectively referred to as the “A330 Passenger Aircraft”), subject to the following conditions:

*****

Any order for an A330 Passenger Aircraft shall be upon the terms and conditions set out in this Letter Agreement, provided, however, that nothing herein shall authorize the Buyer to convert an Aircraft into an A330 Passenger Aircraft if the manufacture and delivery of such A330 Passenger Aircraft is impossible as a result of a permanent cessation of the production line for such A330 Passenger Aircraft.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA 1-2/4

The conversion of an Aircraft into a A330 Passenger Aircraft shall be effective upon execution and delivery of an amendment to the Agreement , the form of which amendment is attached hereto as Exhibit F (the “Conversion Amendment”), by the Buyer and the Seller and payment by the Buyer of the first Predelivery Payment due in respect of such A330 Passenger Aircraft (to the extent not received in full prior to the date of such Conversion Amendment and to the extent due and payable in accordance with the Agreement as amended by the Conversion Amendment). If the Buyer and the Seller shall not enter into the Conversion Amendment on or prior to the Expiration Date solely because of the Buyer’s default or inaction, the Buyer’s right to convert such Aircraft shall terminate, unless failure to enter into such Conversion Amendment is principally because of the Seller’s default or inaction.

It is further understood that any conversion that shall have been made hereunder and agreed to by the Buyer and the Seller shall (subject to the provisions of Clause 21 Termination of the Agreement) be irrevocable and that thereafter there shall be no further conversion of such A330 Passenger Aircraft, except otherwise provided hereinafter.

Unquote

3.	ASSIGNMENT

Notwithstanding any other provision of the Agreement, except as otherwise set forth in Clause 20 of the Agreement, as amended by Letter Agreement No. 13, this Letter Agreement and the rights and obligations of the parties hereunder will not be assigned or transferred in any manner without the prior written consent of the other party, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 4 will be void and of no force or effect.

4.	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA 1-3/4

If the foregoing correctly sets forth your understanding, please execute the original and two (2) copies hereof in the space provided below and return a copy to the Seller.

Very truly yours, AIRBUS S.A.S.

By:

Name:

Title:

Accepted and Agreed

INTREPID AVIATION GROUP, LLC

By: Intrepid Aviation Management, LLC,

its authorized signatory

By:

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA 1-4/4

LETTER AGREEMENT NO. 8A

As of August 29, 2008

INTREPID AVIATION GROUP, LLC

650 Madison Avenue, 26th Floor

New York, New York 10022

Attention: Mr. Ronald K. Anderson

Re: A330-200 F- RR PERFORMANCE GUARANTEE

Dear Ladies and Gentlemen,

INTREPID AVIATION GROUP, LLC (the “Buyer”), and AIRBUS S.A.S. (the “Seller”), have entered into an Airbus A330-200 Freighter Purchase Agreement dated as of even date herewith (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 8B (the “Letter Agreement No. 8B”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement No. 8B will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement No. 8B.

Both parties agree that this Letter Agreement No. 8B will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement No. 8B will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement No. 8B have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement No. 8B will govern.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA 8A-1/13

1	AIRCRAFT CONFIGURATION

The guarantees defined below (“the Guarantees”) are applicable to the A330-200F Aircraft powered by Rolls-Royce Trent 772B (“EP”) engines as described in the Standard Specification referenced G.000.0F000 Issue 1 dated 31st January 2007 as amended by Specification Change Notices (SCN) for:

•	implementation of the “Payload Mode” allowing the following Alternate Design Weights:

Maximum Takeoff Weight (MTOW):	*****
Maximum Landing Weight (MLW):	*****
Maximum Zero Fuel Weight (MZFW):	*****

hereinafter referred to as “the Specification”, and without taking into account any further changes thereto as provided in the Purchase Agreement.

2	GUARANTEED PERFORMANCE

2.1	*****

2.2	*****

2.3	*****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA 8A-2/13

3	SPECIFIC RANGE GUARANTEE

3.1	The Aircraft nautical miles per kilogram of fuel at a gross cruise weight of 500,000 lb at a pressure altitude of 35,000 ft at a fixed Mach number of 0.82 in ISA conditions shall be not less than a guaranteed value of

Nominal: *****	Guaranteed; *****

3.2	The Aircraft nautical miles per kilogram of fuel at a gross cruise weight of 460,000 lb at a pressure altitude of 37,000 ft at a fixed Mach number of 0.82 in ISA conditions shall be not less than a guaranteed value of:

Nominal: *****	Guaranteed: *****

3.3	The Aircraft nautical miles per kilogram of fuel at a gross cruise weight of 420,000 lb at a pressure altitude of 39,000 ft at a fixed Mach number of 0.82 in ISA conditions shall be not less than a guaranteed value of:

Nominal: *****	Guaranteed: *****

4	MISSION RANGE GUARANTEES

4.1	Basic Mode

4.1.1	The Aircraft shall be capable of carrying a guaranteed payload of ***** over a still air stage distance of ***** nautical miles when operated under the conditions defined below.

4.1.2	The departure and the destination airport conditions are such as to allow the required take-of weight and landing weight to be used without restriction. Pressure altitude at departure and destination is sea level.

4.1.3	An allowance of 1,600 lb of fuel is included for take-off and initial climb to 1,500 ft above the departure airport.

4.1.4	Climb from 1,500 ft above the departure airport up to cruise altitude using maximum climb thrust and cruise at Long Range Cruise Mach number at pressure altitudes between 33,000 ft and 37,000 ft with steps of 4,000 ft and descent to 1,500 ft above the destination airport is conducted in ISA conditions. Climb and descent speeds below 10,000 ft shall be 250 knots CAS.

4.1.5	An allowance of 400 lb of fuel is included for approach and landing at the destination airport.

4.1.6	Still air stage distance is defined as the distance covered during climb, cruise and descent as defined in Paragraph 4.1.4 above.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA 8A-3/13

Trip fuel is defined as the fuel burnt during take-off and initial climb, climb, cruise, descent, approach and landing as defined in Paragraphs 4.1.3, 4.1.4 and 4.1.5 above.

4.1.7	At the end of approach and landing 17,600 lb of usable fuel shall remain in the tanks. This represents the estimated fuel required for:

1)	En-route contingency: 5% of trip fuel

2)	Missed approach

3)	Diversion in ISA conditions over a still air stage distance of 150 nautical miles starting and ending at 1,500 ft pressure altitude

4)	Holding for 30 minutes at 1,500 ft pressure altitude in ISA conditions

5)	Approach and landing at the alternate.

4.2	Basic Mode

4.2.1	The Aircraft shall be capable of carrying a guaranteed payload of ***** over a still air stage distance of ***** nautical miles when operated under the conditions defined below.

4.2.2	The departure and the destination airport conditions are such as to allow the required take-of weight and landing weight to be used without restriction. Pressure altitude at departure and destination is sea level.

4.2.3	An allowance of 1,600 lb of fuel is included for take-off and initial climb to 1,500 ft above the departure airport.

4.2.4	Climb from 1,500 ft above the departure airport up to cruise altitude using maximum climb thrust and cruise at Long Range Cruise Mach number at pressure altitudes between 33,000 ft and 41,000 ft with steps of 4,000 ft and descent to 1,500 ft above the destination airport is conducted in ISA conditions. Climb and descent speeds below 10,000 ft shall be 250 knots CAS.

4.2.5	An allowance of 400 lb of fuel is included for approach and landing at the destination airport.

4.2.6	*****

4.2.7	*****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA 8A-4/13

4.3	Payload Mode

4.3.1	*****

4.3.2	*****

4.3.3	*****

4.3.4	*****

4.3.5	*****

4.3.6	*****

4.3.7	*****

4.4	Payload Mode

4.4.1	*****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA 8A-5/13

4.4.2	*****

4.4.3	*****

4.4.4	*****

4.4.5	*****

4.4.6	*****

4.4.7	*****

5	MISSION PAYLOAD GUARANTEES

5.1	Mission payload on *****

5.1.1	The Aircraft shall be capable of carrying a guaranteed gross payload of ***** over a still air stage distance of ***** when operated under the conditions defined below:

5.1.2	The departure airport conditions are such as to allow the required take-off weight to be used without restriction. Pressure altitude at departure airport is *****. The destination airport conditions are such as to allow the required landing weight to be used without restriction. Pressure altitude at destination airport is *****.

5.1.3	An allowance of 1,660 lb of fuel is included for take-off and initial climb to 1,500 ft above the departure airport.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA 8A-6/13

5.1.4	Climb from 1,500 ft above the departure airport up to cruise altitude using maximum climb thrust and cruise at Long Range Cruise Mach number at a pressure altitude of 35,000 ft and descent to 1,500 ft above the destination airport is conducted in ISA conditions. Climb and descent speeds below 10,000 ft shall be 250 knots CAS.

5.1.5	An allowance of 420 lb of fuel is included for approach and landing at the destination airport.

5.1.6	Still air stage distance is defined as the distance covered during climb, cruise and descent as defined in Paragraph 5.1.4 above.

Trip fuel is defined as the fuel burnt during take-off and initial climb, climb, cruise, descent, approach and landing as defined in Paragraphs 5.1.3, 5.1.4 and 5.1.5 above.

5.1.7	At the end of approach and landing 20,410 lb of usable fuel shall remain in the tanks. This represents the estimated fuel required for:

1)	En-route contingency: 5% of trip fuel

2)	Missed approach

3)	Diversion in ISA conditions over a still air stage distance of *****

4)	Holding for 30 minutes at 1,500 ft pressure altitude in ISA conditions

5)	Approach and landing at the alternate.

6)	An allowance of 6,800 lb for critical ETOPS scenario.

6	OPERATING WEIGHT EMPTY DEFINITION

***** are based on an Operating Weight Empty (OWE) defined as the sum of:

•	the Manufacturer’s Weight Empty (MWE) of the basic Aircraft defined in the Standard Specification amended as described in paragraph 1 above and which will be derived from the weighing of the Aircraft with corrections according to Section 13 of the Standard Specification

•	plus a fixed allowance of ***** for Customer’s Changes and Operator’s Items, the details of which are provided for information in Attachment A.

7	USABLE LOAD GUARANTEE

The Seller guarantees that the difference between:

•	the Maximum Zero Fuel Weight of the Aircraft

and

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA 8A-7/13

•	the Manufacturer’s Weight Empty of the Aircraft as defined in the paragraph 1 above and which will be derived from the weighing of the Aircraft with adjustments as defined in paragraph 8 below shall be not less than a guaranteed value of ****.

8	GUARANTEE CONDITIONS

8.1	The performance certification requirements for the Aircraft, except where otherwise stated, will be as stated in Section 02 of the Specification.

8.2	For the determination of FAR take-off and landing performance a hard level dry runway surface with no runway strength limitation, no line-up allowance, no obstacles, zero wind, atmosphere according to ISA, except as otherwise stated, and the use of speedbrakes, flaps, associated speeds, landing gear, center of gravity position and engines in the conditions liable to provide the best results will be assumed.

8.3	When establishing take-off performance no air will be bled from the engines for cabin air conditioning or anti-icing.

8.4	Climb, cruise and descent performance elements of the Guarantees will include allowances for normal electrical load and for normal engine air bleed and power extraction associated with maximum cabin differential pressure as defined in Section 21-30.31 of the Specification. Cabin air conditioning management during performance demonstration as described in paragraph 9.3 below may be such as to optimize the Aircraft performance while meeting the minimum air conditioning requirements defined above. Unless otherwise stated no air will be bled from the engines for anti-icing.

Cruise performance at 20,000 ft and above are based on a center of gravity position of 30% MAC.

8.5	The engines will be operated using not more than the engine manufacturer’s maximum recommended outputs for take-off, maximum go-round, maximum continuous, maximum climb and cruise for normal operation unless otherwise stated.

8.6	Where applicable the Guarantees assume the use of an approved fuel having a density of 6.7 lb/US gallon and a Lower Heating Value of 18,590 BTU/lb.

9	GUARANTEE COMPLIANCE

9.1	Compliance with the Guarantees shall be demonstrated using operating procedures and limitations in accordance with those defined by the certifying Aviation Authority and by the Seller unless otherwise stated.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA 8A-8/13

9.2	Compliance with the take-off, second segment and landing elements of the Guarantees will be demonstrated with reference to the approved Flight Manual.

9.3	Compliance with those parts of the Guarantees defined in paragraphs 3, 4 and 5 above not covered by the requirements of the certifying Aviation Authority will be demonstrated by calculation based on data obtained during fully instrumented flight tests conducted on one (or more, at the Seller’s discretion) A330-200F aircraft of the same airframe/engine model combination as those Aircraft purchased by the Buyer and incorporated in the In-Flight Performance Program and data bases (“the IFP”) appropriate to the Aircraft.

9.4	Compliance with the Manufacturer’s Weight Empty guarantee will be demonstrated with reference to a weight compliance report.

9.5	Data derived from flight tests will be adjusted as required using conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices to show compliance with the Guarantees.

9.6	The Seller undertakes to furnish the Buyer with a report or reports demonstrating compliance with the Guarantees at, or as soon as possible after, the delivery of each of the Buyer’s A330-200F Aircraft.

10	ADJUSTMENT OF GUARANTEES

10.1	In the event of any Change in Law (as defined in Clause 7.2.2 of the Agreement) made subsequent to the date of the Agreement which affects the Aircraft configuration or performance or both and is required to obtain certification, the Guarantees shall be appropriately modified to reflect the effect of any such Change in Law.

10.2	The Guarantees apply to the Aircraft as described in the paragraph 1 above and may be adjusted in the event of:

a)	Any further configuration change which is the subject of a SCN

b)	Variation in actual weights of items defined in Section 13-10 of the Standard Specification.

11	EXCLUSIVE GUARANTEES

The Guarantees are exclusive and are provided in lieu of any and all other performance and weight guarantees of any nature which may be stated, referenced or incorporated in the Specification or any other document.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA 8A-9/13

12	UNDERTAKING REMEDIES

*****

13.	ASSIGNMENT

Except as provided under Letter Agreement No. 11 this Letter Agreement No. 8B and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 12 will be void and of no force or effect.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA 8A-10/13

14.	COUNTERPARTS

This Letter Agreement No. 8B may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA 8A-11/13

If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:

Its:

Accepted and Agreed

INTREPID AVIATION GROUP, LLC
By: INTREPID AVIATION MANAGEMENT, LLC
Authorized Signatory

By:
Ronald K. Anderson

Its:	Chief Executive Officer

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA 8A-12/13

APPENDIX 1

At the time of the Agreement, the Operating Weight Empty (OWE) used for the purpose of the Mission Payload guarantees specified under paragraphs 4 and 5 above have been defined as follows.

A/C TYPE: A330-200F	ENGINES: Rolls-Royce Trent 772B

ESTIMATED MANUFACTURER’S WEIGHT EMPTY (MWE)	*****
(Standard Specification Ref. G000 0F000 Issue 1, RR engines)

CUSTOMER CHANGES:

SCN INTREPID AVIATION LIST	*****

OPERATOR’S ITEMS:

UNUSABLE FUEL	*****
OIL FOR ENGINES AND APU	*****
WATER ( Allowance )	*****
WASTE TANK PRE-CHARGE	*****
AIRCRAFT DOCUMENTS AND TOOL KITS	*****
MAIN DECK CARGO LOADING SYSTEM ( Allowance )	*****
CATERING AND FIXED EQUIPMENT ( Allowance )	*****
EMERGENCY EQUIPMENT (including Slide Rafts)	*****
CREW AND CREW BAGGAGES (2 pilots) ( Allowance )	*****

TOTAL OF OPERATOR’S ITEMS:	*****

OPERATING WEIGHT EMPTY (OWE)	*****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA 8A-13/13

Amendment No. 6

to the

AIRBUS A330-200 FREIGHTER PURCHASE AGREEMENT

dated as of May 30, 2007

between

AIRBUS S.A.S.

and

INTREPID AVIATION GROUP, LLC

This Amendment to the A330-200 Freighter Purchase Agreement between Airbus S.A.S. and Intrepid Aviation Group, LLC, (this “Amendment No. 6”) entered into as of September 25, 2012, by and between AIRBUS S.A.S., a société par actions simplifiée, organized and existing under the laws of the Republic of France, having its registered office located at 1, rond-point Maurice Bellonte, 31700 Blagnac, France (the “Seller”), and INTREPID AVIATION GROUP, LLC, a limited liability company organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at 650 Madison Avenue, 26th Floor, New York, New York, 10022, U.S.A. (the “Buyer”);

WITNESSETH:

WHEREAS, the Buyer and the Seller entered into an A330-200 Freighter Purchase Agreement, dated as of May 30th, 2007, as amended by Amendment No. 1, dated as of August 29, 2008 and Amendment No. 2, dated as of December 1, 2009, relating to the sale by the Seller and the purchase by the Buyer of certain Airbus A330–200 Freighter model aircraft, which, together with all Exhibits, and Appendices attached thereto, is hereinafter called the “Agreement.”

WHEREAS, the Buyer assigned to A330 Freighter LLC, pursuant to that Assignment and Assumption Agreement, dated as of December 31, 2007, certain of its rights and obligations in and to the Agreement, identified in the Redacted Airbus Purchase Agreement, dated December 31, 2007, which has been amended by Amendment No. 1, dated as of August 29, 2008, Amendment No. 2, dated as of February 10, 2009, and Amendment No. 3, dated as of December 1, 2009 (collectively, the “Redacted Airbus Purchase Agreement”), which Redacted Airbus Purchase Agreement is null and void and of no further effect.

WHEREAS, the Buyer and the Seller entered into Amendment No. 3 dated as of May 20, 2011 and Amendment No. 4 dated as of February 29, 2012 to amend certain terms of the Agreement.

WHEREAS, the Buyer and the Seller entered into Amendment No. 5 dated August 7, 2012 to amend the Agreement to provide for the conversion of certain additional Aircraft into passenger variants, amongst other matters.

WHEREAS, the Buyer and the Seller hereby enter into this Amendment No. 6 to amend certain terms of the Agreement.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

1/4

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

1.	FINANCIAL INDEBTEDNESS

1.1	The parties hereby agree that pursuant to the terms of this Amendment and other written agreements between the parties, the following new Clause 21.1.1(12) shall be incorporated into the Agreement:

QUOTE

*****

UNQUOTE

2.	DEFINITIONS

2.1	Capitalized terms used herein and not otherwise defined in this Amendment No. 6 will have the meanings assigned to them in the Agreement, as amended from time to time. The terms “herein,” “hereof,” and “hereunder” and words of similar import refer to this Amendment No. 6.

2.2	In this Letter Agreement and in the Agreement Financial Indebtedness shall mean any indebtedness for or in respect of:

(a)	money borrowed or raised;

(b)	any bond, note, loan stock, debenture or similar instrument;

(c)	acceptance credit, bill discounting, note purchase, factoring or documentary credit facilities;

(d)	rental payments under leases, lease purchases, instalment sales, conditional sales, hire purchases or credit sales or other similar arrangements (whether in respect of aircraft, machinery, equipment, land or otherwise) entered into primarily as a method of raising finance or for financing the acquisition of the relevant asset;

(e)	payments under leases with a term, including optional extension periods, if any, capable of exceeding two (2) years (whether in respect of aircraft, machinery, equipment, land or otherwise) characterized or interpreted as operating leases in accordance with the relevant accounting standards but either entered into primarily as a method of financing the acquisition of the asset leased or having a termination sum payable upon any termination of such lease;

(f)	obligations (whether conditional or not) arising from a commitment to purchase or repurchase shares or securities where such commitment is or was in respect of raising finance; and

(g)	guarantees, bonds, indemnities, stand-by letters by credits or other similar instruments issued in connection with any of the foregoing.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

2/4

3.	EFFECT OF AMENDMENT

3.1	The Agreement will be deemed amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment No. 6 supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment No. 6.

3.2	Both parties agree that this Amendment No. 6 will constitute an integral, non-severable part of the Agreement and be governed by its provisions, except that if the Agreement and this Amendment No. 6 have specific provisions that are inconsistent, the specific provisions contained in this Amendment No. 6 will govern.

3.3	This Amendment No. 6 will become effective upon execution hereof by the Seller and the Buyer.

4.	CONFIDENTIALITY

This Amendment No. 6 is subject to the confidentiality provisions set forth in Clause 22.9 of the Agreement.

5.	ASSIGNMENT

Notwithstanding any other provision of the Agreement, except as otherwise set forth in Clause 20 of the Agreement, as amended in Letter Agreement No. 13, this Amendment No. 6 and the rights and obligations of the parties hereunder will not be assigned or transferred in any manner without the prior written consent of the other party, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 6 will be void and of no force or effect.

6.	COUNTERPARTS

This Amendment No. 6 may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission), will be an original, and the counterparts will together constitute one and the same instrument.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

3/4

IN WITNESS WHEREOF, these presents were entered into as of the day and year first above written.

INTREPID AVIATION GROUP, LLC

By:	Intrepid Aviation Management, LLC, its authorized signatory

By:
Name:
Title:

AIRBUS S.A.S.

By:
Name:
Title:

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

4/4

Amendment No. 7

to the

AIRBUS A330-200 FREIGHTER PURCHASE AGREEMENT

dated as of May 30, 2007

between

AIRBUS S.A.S.

and

INTREPID AVIATION GROUP, LLC

This Amendment to the A330-200 Freighter Purchase Agreement between Airbus S.A.S. and Intrepid Aviation Group, LLC, (this “Amendment No. 7”) entered into as of December 26, 2012, by and between AIRBUS S.A.S., a société par actions simplifiée, organized and existing under the laws of the Republic of France, having its registered office located at 1, rond-point Maurice Bellonte, 31700 Blagnac, France (the “Seller”), and INTREPID AVIATION GROUP, LLC, a limited liability company organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at 650 Madison Avenue, 26th Floor, New York, New York, 10022, U.S.A. (the “Buyer”);

WITNESSETH:

WHEREAS, the Buyer and the Seller entered into an A330-200 Freighter Purchase Agreement, dated as of May 30th, 2007, as amended by Amendment No. 1, dated as of August 29, 2008 and Amendment No. 2, dated as of December 1, 2009, relating to the sale by the Seller and the purchase by the Buyer of certain Airbus A330–200 Freighter model aircraft, which, together with all Exhibits, and Appendices attached thereto, is hereinafter called the “Agreement.”

WHEREAS, the Buyer assigned to A330 Freighter LLC, pursuant to that Assignment and Assumption Agreement, dated as of December 31, 2007, certain of its rights and obligations in and to the Agreement, identified in the Redacted Airbus Purchase Agreement, dated December 31, 2007, which has been amended by Amendment No. 1, dated as of August 29, 2008, Amendment No. 2, dated as of February 10, 2009, and Amendment No. 3, dated as of December 1, 2009 (collectively, the “Redacted Airbus Purchase Agreement”), which Redacted Airbus Purchase Agreement is null and void and of no further effect.

WHEREAS, the Buyer and the Seller entered into Amendment No. 3 dated as of May 20, 2011, Amendment No. 4 dated as of February 29, 2012, Amendment No. 5 dated as of August 7, 2012 and Amendment No. 6 dated as of September 25, 2012; to amend certain terms of the Agreement.

WHEREAS, the Buyer and the Seller hereby enter into this Amendment No. 7 to amend the Agreement to provide for the potential conversion of certain additional Aircraft into passenger variants, amongst other matters.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

1/5

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

1.	DELIVERY SCHEDULE

1.1	Further to the provisions of the Agreement, the Buyer has exercised its right to irrevocably convert (i) the Aircraft scheduled for Delivery in April 2014 (CAC ID 261982) from an A330-200 Freighter into an A330-300 Aircraft, (ii) the Aircraft scheduled for Delivery in May 2014 (CAC ID 261983) from an A330-200 Aircraft into an A330-300 Aircraft, (iii) the Aircraft scheduled for Delivery in July 2014 (CAC ID 261984) from an A330-200 Freighter into an A330-200 Aircraft and (iv) the Aircraft scheduled for Delivery in September 2014 (CAC ID 261985) from an A330-200 Freighter into an A330-200 Aircraft. Notwithstanding anything herein to the contrary, the parties agree that the provisions of this Amendment are deemed to satisfy the provision in Paragraph 1.1 to Letter Agreement No. 15, which provides for the parties executing the “Conversion Amendment”, the substance and form of which is annexed to such Letter Agreement No. 15 in Exhibit F thereto.

1.2	The parties agree that the Schedule Delivery Month (i) with respect to Aircraft with CAC ID 261987, 261988, respectively shall be January 2015 and March 2015, respectively in lieu of the first Scheduled Delivery Quarter and (ii) with respect to Aircraft with CAC ID 261989, 261990, respectively shall be April 2015 and June 2015, respectively in lieu of the second Scheduled Delivery Quarter.

The parties hereby agree that pursuant to the terms of this Amendment and other written agreements between the parties, Clause 9.1.1 of the Agreement is deleted in its entirety and replaced with the following:

QUOTE

9.1.1	Subject to Clauses 2, 7, 8, 10 and 18, the Seller will have the Aircraft Ready for Delivery at the Delivery Location within the following months/quarters (each a “Scheduled Delivery Month” or a “Scheduled Delivery Quarter”):

CAC ID	Aircraft No	Aircraft Type	Scheduled Delivery Month / Quarter	Scheduled Delivery Year

261977	1	A330-300 Aircraft	July	2013

261978	2	A330-200 Aircraft	September	2013

261979	3	A330-200 Aircraft	November	2013

261980	4	A330-300 Aircraft	January	2014

261981	5	A330-300 Aircraft	February	2014

261982	6	A330-300 Aircraft	April	2014

261983	7	A330-300 Aircraft	May	2014

261984	8	A330-200 Aircraft	July	2014

261985	9	A330-200 Aircraft	September	2014

261986	10	A330-200 Freighter	November	2014

261987	11	A330-200 Freighter	January	2015

261988	12	A330-200 Freighter	March	2015

261989	13	A330-200 Freighter	April	2015

261990	14	A330-200 Freighter	June	2015

261991	15	A330-200 Freighter	Q3	2015

261992	16	A330-200 Freighter	Q3	2015

261993	17	A330-200 Freighter	Q4	2015

261994	18	A330-200 Freighter	Q4	2015

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

2/5

The Seller will provide the Buyer written notice of the Scheduled Delivery Month, within the above stated Scheduled Delivery Quarters, for each Aircraft no later than ***** prior to the 1st day of each Scheduled Delivery Quarter.

*****

*****

*****

*****

UNQUOTE

2.	DEFINITIONS

Capitalized terms used herein and not otherwise defined in this Amendment No. 7 will have the meanings assigned to them in the Agreement, as amended from time to time. The terms “herein,” “hereof,” and “hereunder” and words of similar import refer to this Amendment No. 7.

3.	PREDELIVERY PAYMENTS

3.1	The Buyer will make all Predelivery Payments with respect to the Aircraft pursuant to Clause 5 of the Agreement, as amended by Letter Agreement Nº2 to the Agreement. Any Predelivery Payments with respect to the Aircraft falling due prior to the date hereof by virtue of the changes set out herein, should there be any, but not paid by the Buyer prior to the date hereof, shall be paid within five (5) Working Days of the date hereof.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

3/5

4.	EFFECT OF AMENDMENT

4.1	The Agreement will be deemed amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment No. 7 supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment No. 7.

4.2	Both parties agree that this Amendment No. 7 will constitute an integral, non-severable part of the Agreement and be governed by its provisions, except that if the Agreement and this Amendment No. 7 have specific provisions that are inconsistent, the specific provisions contained in this Amendment No. 7 will govern.

4.3	This Amendment No. 7 will become effective upon execution hereof by the Seller and the Buyer.

5.	CONFIDENTIALITY

This Amendment No. 7 is subject to the confidentiality provisions set forth in Clause 22.9 of the Agreement.

6.	ASSIGNMENT

Notwithstanding any other provision of the Agreement, except as otherwise set forth in Clause 20 of the Agreement, as amended in Letter Agreement No. 13, this Amendment No. 7 and the rights and obligations of the parties hereunder will not be assigned or transferred in any manner without the prior written consent of the other party, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 6 will be void and of no force or effect.

7.	COUNTERPARTS

This Amendment No. 7 may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission), will be an original, and the counterparts will together constitute one and the same instrument.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

4/5

IN WITNESS WHEREOF, these presents were entered into as of the day and year first above written.

INTREPID AVIATION GROUP, LLC

By Intrepid Aviation Management, LLC, its authorized signatory

By:

Name:

Title:

AIRBUS S.A.S.

By:

Name:

Title:

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

5/5

LETTER AGREEMENT No. 1 TO AMENDMENT No. 7

As of November    , 2012

INTREPID AVIATION GROUP, LLC

650 Madison Avenue, 26th Floor

New York, New York 10022

Attention: Mr. Frank Pray

Re: Other Matters

Dear Ladies and Gentlemen,

INTREPID AVIATION GROUP, LLC (the “Buyer”), and AIRBUS S.A.S. (the “Seller”), have entered into an Airbus A330-200 Freighter Purchase Agreement dated as of May 30, 2007, as amended by Amendment No. 1, dated as of August 29, 2008, Amendment No. 2, dated as of December 1, 2009, Amendment No. 3, dated May 20, 2011, Amendment No.4 dated as of February 29, 2012, Amendment No. 5 dated as of August 7, 2012, Amendment No. 6 dated as of September 25, 2012 and Amendment No. 7 dated as of the date hereof, (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement.

The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 1 to Amendment No. 7 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, non-severable part of the Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent with each other, the specific provisions contained in this Letter Agreement will govern.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA 1-1/4

1.	Amendment to Paragraph 1.1 to Letter Agreement No. 15

Paragraph 1.1 of Letter Agreement 15 to the Agreement (Annexed to Amendment 3 dated as of May 20, 2011 as amended in Letter Agreement No. 1 to Amendment No. 5) is hereby deleted and replaced with the following text between quotes:

Quote

*****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA 1-2/4

Any order for an A330 Passenger Aircraft shall be upon the terms and conditions set out in this Letter Agreement, provided, however, that nothing herein shall authorize the Buyer to convert an Aircraft into an A330 Passenger Aircraft if the manufacture and delivery of such A330 Passenger Aircraft is impossible as a result of a permanent cessation of the production line for such A330 Passenger Aircraft.

The conversion of an Aircraft into a A330 Passenger Aircraft shall be effective upon execution and delivery of an amendment to the Agreement , the form of which amendment is attached hereto as Exhibit F (the “Conversion Amendment”), by the Buyer and the Seller and payment by the Buyer of the first Predelivery Payment due in respect of such A330 Passenger Aircraft (to the extent not received in full prior to the date of such Conversion Amendment and to the extent due and payable in accordance with the Agreement as amended by the Conversion Amendment). If the Buyer and the Seller shall not enter into the Conversion Amendment on or prior to the Expiration Date solely because of the Buyer’s default or inaction, the Buyer’s right to convert such Aircraft shall terminate, unless failure to enter into such Conversion Amendment is principally because of the Seller’s default or inaction.

It is further understood that any conversion that shall have been made hereunder and agreed to by the Buyer and the Seller shall (subject to the provisions of Clause 21 Termination of the Agreement) be irrevocable and that thereafter there shall be no further conversion of such A330 Passenger Aircraft, except otherwise provided hereinafter.

Unquote

2.	ASSIGNMENT

Notwithstanding any other provision of the Agreement, except as otherwise set forth in Clause 20 of the Agreement, as amended by Letter Agreement No. 13, this Letter Agreement and the rights and obligations of the parties hereunder will not be assigned or transferred in any manner without the prior written consent of the other party, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 4 will be void and of no force or effect.

3.	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA 1-3/4

If the foregoing correctly sets forth your understanding, please execute the original and two (2) copies hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:

Name:

Title:

Accepted and Agreed

INTREPID AVIATION GROUP, LLC

By: Intrepid Aviation Management, LLC, its authorized signatory

By:

Name:

Title:

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA 1-4/4

EXECUTION VERSION

AMENDMENT NO. 8

to the

AIRBUS A330-200 FREIGHTER PURCHASE AGREEMENT

dated 30 May 2007

between

AIRBUS S.A.S.

and

INTREPID AVIATION GROUP, LLC

This Amendment to the A330-200 Freighter Purchase Agreement between Airbus S.A.S. and Intrepid Aviation Group, LLC (this “Amendment No. 8”) entered into on 9 April 2013 by and between AIRBUS S.A.S., a société par actions simplifiée, organised and existing under the laws of the Republic of France, having its registered office located at 1, rond-point Maurice Bellonte, 31700 Blagnac, France (the “Seller”), and INTREPID AVIATION GROUP, LLC, a limited liability company organised and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at 650 Madison Avenue, 26th Floor, New York, New York 10022, U.S.A. (the “Buyer”);

WITNESSETH:

WHEREAS, the Buyer and the Seller entered into an A330-200 Freighter Purchase Agreement, dated 30 May 2007 (the “Purchase Agreement”) relating to the sale by the Seller and the purchase by the Buyer of twenty (20) Airbus A330-200 Freighter aircraft.

WHEREAS, the Buyer and the Seller have entered into an Amendment No. 1 dated 29 August 2008, an Amendment No. 2 dated 1 December 2009, an Amendment No. 3 dated 20 May 2011 and a Letter Agreement of the same date pursuant to which the Buyer *****, an Amendment No. 4 dated 29 February 2012, an Amendment No. 5 dated 7 August 2012, an Amendment No. 6 dated 25 September 2012 and an Amendment No. 7 dated 26 December 2012, each amending certain terms of the Purchase Agreement.

The Purchase Agreement, together with all Exhibits, Appendices and Letter Agreements attached thereto, as varied by each of the Amendments No. 1 through No. 7 and as may have been further varied from time to time in accordance with its terms is hereinafter referred to collectively as the “Agreement”.

WHEREAS, the Buyer and the Seller hereby enter into this Amendment No. 8 to amend the Agreement to provide for the conversion of certain Aircraft into passenger variants, amongst other matters.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Page 1/5

EXECUTION VERSION

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

1.	DEFINITIONS

Capitalised terms used in this Amendment No. 8 and not otherwise defined herein will have the meanings assigned to them in the Agreement, as amended from time to time. The terms “herein,” “hereof,” and “hereunder” and words of similar import refer to this Amendment No. 8.

2.	PASSENGER CONVERSIONS

2.1	Amendment No. 8 Converted Aircraft

Further to the provisions of the Agreement

(a)	the Buyer has on 31 December 2012 by notice to the Seller exercised its right to irrevocably convert the Aircraft scheduled for Delivery in July 2014 (CAC ID 261984) from an A330-200 Passenger Aircraft into an A330-300 Passenger Aircraft;

(b)	the Buyer has on 28 January 2013 by notice to the Seller exercised its right to irrevocably convert the Aircraft scheduled for Delivery in November 2014 (CAC ID 261986) from an A330-200 Freighter Aircraft into an A330-200 Passenger Aircraft;

(c)	the Buyer has on 1 March 2013 by notice to the Seller exercised its right to irrevocably convert the Aircraft scheduled for Delivery in September 2014 (CAC ID 261985) from an A330-200 Passenger Aircraft into an A330-300 Passenger Aircraft; and

(d)	the Buyer has on 1 April 2013 by notice to the Seller exercised its right to irrevocably convert the Aircraft scheduled for Delivery in January 2015 (CAC ID 261987) from an A330-200 Freighter Aircraft into an A330-200 Passenger Aircraft.

(together the “Amendment No. 8 Converted Aircraft”).

Notwithstanding the form prescribed in exhibit F to the Letter Agreement No. 15 to the Agreement, the Seller and the Buyer agree that this Amendment No. 8 shall with respect to both Amendment No. 8 Converted Aircraft constitute a “Conversion Amendment” for the purposes of paragraph 1.1 to such Letter Agreement No. 15.

2.2	Predelivery Payments

The Buyer will make all Predelivery Payments with respect to the Amendment No. 8 Converted Aircraft pursuant to clause 5 of the Agreement, as amended by Letter Agreement No. 2 to the Agreement. Any Predelivery Payments with respect to the Amendment No. 8 Converted Aircraft falling due prior to the date hereof by virtue of the changes set out in this Clause 2, should there be any, but not paid by the Buyer prior to the date hereof, shall be paid within five (5) Business Days of the date of this Amendment No. 8.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Page 2/5

EXECUTION VERSION

2.3	Delivery Schedule

By virtue of the conversions set out in this Amendment No. 8, the delivery schedule table in clause 9.1.1 of the Agreement shall be deleted in its entirety and replaced with the following table (the bold text being for illustrative purposes only of the changes affected by this Amendment No. 8):

CAC ID	Aircraft No	Aircraft Type	Scheduled Delivery Month / Quarter	Scheduled Delivery Year

261977	1	A330-300 Aircraft	July	2013

261978	2	A330-200 Aircraft	September	2013

261979	3	A330-200 Aircraft	November	2013

261980	4	A330-300 Aircraft	January	2014

261981	5	A330-300 Aircraft	February	2014

261982	6	A330-300 Aircraft	April	2014

261983	7	A330-300 Aircraft	May	2014

261984	8	A330-300 Aircraft	July	2014

261985	9	A330-300 Aircraft	September	2014

261986	10	A330-200 Aircraft	November	2014

261987	11	A330-200 Aircraft	January	2015

261988	12	A330-200 Freighter	March	2015

261989	13	A330-200 Freighter	April	2015

261990	14	A330-200 Freighter	June	2015

261991	15	A330-200 Freighter	Q3	2015

261992	16	A330-200 Freighter	Q3	2015

261993	17	A330-200 Freighter	Q4	2015

261994	18	A330-200 Freighter	Q4	2015

2.4	Correction

Incorrect references to “A330-200” in clauses 3.3.1 and 3.3.2(ii) of Letter Agreement No. 15 to the Agreement shall be corrected to read “A330-300”.

3.	EFFECT OF AMENDMENT

3.1	The Agreement will be deemed amended to the extent herein provided and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment No. 8 supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment No. 8.

3.2	Both parties agree that this Amendment No. 8 will constitute an integral, non-severable part of the Agreement and be governed by its provisions, except that if the Agreement and this Amendment No. 8 have specific provisions that are inconsistent, the specific provisions contained in this Amendment No. 8 will govern.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Page 3/5

EXECUTION VERSION

3.3	This Amendment No. 8 will become effective upon execution hereof by the Seller and the Buyer.

4.	CONFIDENTIALITY

This Amendment No. 8 is subject to the confidentiality provisions set forth in clause 22.9 (Confidentiality) of the Agreement.

5.	ASSIGNMENT

Notwithstanding any other provision of the Agreement and except as provided in clause 20 (Assignments and Transfers) of the Agreement, as amended by Letter Agreement No. 13, this Amendment No. 8 and the rights and obligations of the parties hereunder will not be assigned or transferred in any manner without the prior written consent of the other party, and any attempted assignment or transfer in contravention of the provisions of this Clause 5 will be void and of no force or effect.

6.	COUNTERPARTS

This Amendment No. 8 may be signed in any number of separate counterparts. Each counterpart, when signed and delivered will be an original, and the counterparts will together constitute one and the same instrument.

7.	GOVERNING LAW

This provisions of Clause 22.6 (Interpretation and Law) and 22.7 (Waiver of Jury Trial) shall apply to this Amendment No. 8 as if set out in full herein.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Page 4/5

EXECUTION VERSION

IN WITNESS WHEREOF, this Amendment No. 8 was entered into the day and year first above written.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

INTREPID AVIATION GROUP, LLC	AIRBUS S.A.S.

By:	By:

Name:	Name:

Title:	Title:

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Page 5/5

AMENDMENT NO. 9

to the

AIRBUS A330-200 FREIGHTER PURCHASE AGREEMENT

dated 30 May 2007

between

AIRBUS S.A.S.

and

INTREPID AVIATION GROUP, LLC

This Amendment to the A330-200 Freighter Purchase Agreement between Airbus S.A.S. and Intrepid Aviation Group, LLC, (this “Amendment No. 9”) entered into on 10 April 2013, by and between AIRBUS S.A.S., a société par actions simplifiée, organized and existing under the laws of the Republic of France, having its registered office located at 1, rond-point Maurice Bellonte, 31700 Blagnac, France (the “Seller”), and INTREPID AVIATION GROUP, LLC, a limited liability company organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at 650 Madison Avenue, 26th Floor, New York, New York, 10022, U.S.A. (the “Buyer”);

WITNESSETH:

WHEREAS, the Buyer and the Seller entered into an A330-200 Freighter Purchase Agreement, dated 30 May 2007 (the “Purchase Agreement”) relating to the sale by the Seller and the purchase by the Buyer of twenty (20) Airbus A330-200 Freighter aircraft.

WHEREAS, the Buyer and the Seller have entered into an Amendment No. 1 dated 29 August 2008, an Amendment No. 2 dated 1 December 2009, an Amendment No. 3 dated 20 May 2011 and a Letter Agreement of the same date pursuant to which *****, an Amendment No. 4 dated 29 February 2012, an Amendment No. 5 dated 7 August 2012, an Amendment No. 6 dated 25 September 2012, an Amendment No. 7 dated 26 December 2012 and an Amendment No. 8 dated 9 April 2013, each amending certain terms of the Purchase Agreement.

The Purchase Agreement, together with all Exhibits, Appendices and Letter Agreements attached thereto, as varied by each of the Amendments No. 1 through No. 8 and as may have been further varied from time to time in accordance with its terms is hereinafter referred to collectively as the “Agreement”.

WHEREAS, the Buyer and the Seller hereby enter into this Amendment No. 9 in order to make certain changes to the terms of the Purchase Agreement.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Page 1/4

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

1.	FINANCIAL INDEBTEDNESS

1.1	The parties hereby agree that pursuant to the terms of this Amendment and other written agreements between the parties, Clause 21.1.1(12) incorporated into the Agreement by Amendment No. 6 shall be amended and restated as follows:

QUOTE

*****

UNQUOTE

2.	DEFINITIONS

2.1	Capitalized terms used herein and not otherwise defined in this Amendment No. 9 will have the meanings assigned to them in the Agreement, as amended from time to time. The terms “herein,” “hereof,” and “hereunder” and words of similar import refer to this Amendment No. 9.

2.2	In this Letter Agreement and in the Agreement Financial Indebtedness shall mean any indebtedness for or in respect of:

(a)	money borrowed or raised;

(b)	any bond, note, loan stock, debenture or similar instrument;

(c)	acceptance credit, bill discounting, note purchase, factoring or documentary credit facilities;

(d)	rental payments under leases, lease purchases, instalment sales, conditional sales, hire purchases or credit sales or other similar arrangements (whether in respect of aircraft, machinery, equipment, land or otherwise) entered into primarily as a method of raising finance or for financing the acquisition of the relevant asset;

(e)	payments under leases with a term, including optional extension periods, if any, capable of exceeding two (2) years (whether in respect of aircraft, machinery, equipment, land or otherwise) characterized or interpreted as operating leases in accordance with the relevant accounting standards but either entered into primarily as a method of financing the acquisition of the asset leased or having a termination sum payable upon any termination of such lease;

(f)	obligations (whether conditional or not) arising from a commitment to purchase or repurchase shares or securities where such commitment is or was in respect of raising finance; and

(g)	guarantees, bonds, indemnities, stand-by letters by credits or other similar instruments issued in connection with any of the foregoing.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Page 2/4

3.	EFFECT OF AMENDMENT

3.1	The Agreement will be deemed amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment No. 9 supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment No. 9.

3.2	Both parties agree that this Amendment No. 9 will constitute an integral, non-severable part of the Agreement and be governed by its provisions, except that if the Agreement and this Amendment No. 9 have specific provisions that are inconsistent, the specific provisions contained in this Amendment No. 9 will govern.

3.3	This Amendment No. 9 will become effective upon execution hereof by the Seller and the Buyer.

4.	CONFIDENTIALITY

This Amendment No. 9 is subject to the confidentiality provisions set forth in Clause 22.9 (Confidentiality) of the Agreement.

5.	ASSIGNMENT

Notwithstanding any other provision of the Agreement, except as otherwise set forth in Clause 20 (Assignments and Transfers) of the Agreement, as amended in Letter Agreement No. 13, this Amendment No. 9 and the rights and obligations of the parties hereunder will not be assigned or transferred in any manner without the prior written consent of the other party, and any attempted assignment or transfer in contravention of the provisions of this Clause 5 will be void and of no force or effect.

6.	COUNTERPARTS

This Amendment No. 9 may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission), will be an original, and the counterparts will together constitute one and the same instrument.

7.	GOVERNING LAW

This provisions of Clause 22.6 (Interpretation and Law) and 22.7 (Waiver of Jury Trial) shall apply to this Amendment No. 9 as if set out in full herein.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Page 3/4

IN WITNESS WHEREOF, this Amendment No. 9 was entered into the day and year first above written.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

INTREPID AVIATION GROUP, LLC	AIRBUS S.A.S.

By :	By:

Name:	Name:

Title:	Title:

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Page 4/4

EXECUTION VERSION

AMENDMENT NO. 10

to the

AIRBUS A330-200 FREIGHTER PURCHASE AGREEMENT

dated 30 May 2007

between

AIRBUS S.A.S.

and

INTREPID AVIATION GROUP, LLC

This Amendment to the A330-200 Freighter Purchase Agreement between Airbus S.A.S. and Intrepid Aviation Group, LLC (this “Amendment No. 10”) entered into on 26 April 2013 by and between AIRBUS S.A.S., a société par actions simplifiée, organised and existing under the laws of the Republic of France, having its registered office located at 1, rond-point Maurice Bellonte, 31700 Blagnac, France (the “Seller”), and INTREPID AVIATION GROUP, LLC, a limited liability company organised and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at 650 Madison Avenue, 26th Floor, New York, New York 10022, U.S.A. (the “Buyer”);

WITNESSETH:

WHEREAS, the Buyer and the Seller entered into an A330-200 Freighter Purchase Agreement, dated 30 May 2007 (the “Purchase Agreement”) relating to the sale by the Seller and the purchase by the Buyer of twenty (20) Airbus A330-200 Freighter aircraft.

WHEREAS, the Buyer and the Seller have entered into an Amendment No. 1 dated 29 August 2008, an Amendment No. 2 dated 1 December 2009, an Amendment No. 3 dated 20 May 2011 and a Letter Agreement of the same date pursuant to which *****, an Amendment No. 4 dated 29 February 2012, an Amendment No. 5 dated 7 August 2012, an Amendment No. 6 dated 25 September 2012, an Amendment No. 7 dated 26 December 2012, an Amendment No. 8 dated 9 April 2013 and an Amendment 9 dated 10 April 2013, each amending certain terms of the Purchase Agreement.

The Purchase Agreement, together with all Exhibits, Appendices and Letter Agreements attached thereto, as varied by each of the Amendments No. 1 through No. 9 and as may have been further varied from time to time in accordance with its terms is hereinafter referred to collectively as the “Agreement”.

WHEREAS, the Buyer and the Seller hereby enter into this Amendment No. 10 to amend the Agreement to provide for the conversion and advancement of the Aircraft with CAC ID 261994, amongst other matters.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Page 1/5

EXECUTION VERSION

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

1.	DEFINITIONS

Capitalised terms used in this Amendment No. 10 and not otherwise defined herein will have the meanings assigned to them in the Agreement, as amended from time to time. The terms “herein,” “hereof,” and “hereunder” and words of similar import refer to this Amendment No. 10.

2.	AMENDMENTS

2.1	Amendments and Notices

The Buyer and the Seller hereby agree that with respect to the Agreement and the Aircraft with CAC ID 261994 presently scheduled for delivery in Scheduled Delivery Quarter Q4 2015 (the “Relevant Aircraft”), on the date of this Agreement:

(a)	the present Scheduled Delivery Quarter Q4 2015 for the Relevant Aircraft shall be amended to the Scheduled Delivery Month August 2014;

(b)	the Buyer hereby gives notice to the Seller of its election to irrevocably convert the Relevant Aircraft from an A330-200 Freighter aircraft into an A330-300 Passenger Aircraft and, notwithstanding the date of this Amendment No. 10 the Seller accepts such notice as valid and the Seller and the Buyer hereby agree to such conversion; and

(c)	the Buyer hereby gives irrevocable notice to the Seller of its selection of Rolls-Royce Trent 772B Propulsion Systems in accordance with clause 2.2.2 (Propulsion Systems Selection) of the Agreement and, notwithstanding the date of this Amendment No. 10, the Seller accepts such notice as valid.

Notwithstanding the form prescribed in exhibit F to the Letter Agreement No. 15 to the Agreement, the Seller and the Buyer agree that this Amendment No. 10 shall with respect to the Relevant Aircraft constitute a “Conversion Amendment” for the purposes of paragraph 1.1 to such Letter Agreement No. 15.

2.2	Predelivery Payments

The Buyer will make all Predelivery Payments with respect to the Relevant Aircraft pursuant to clause 5 of the Agreement, as amended by Letter Agreement No. 2 to the Agreement. Any Predelivery Payments with respect to the Relevant Aircraft falling due prior to the date hereof by virtue of the changes set out in this Clause 2 but not paid by the Buyer prior to the date hereof, shall be paid on 1 May 2013.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Page 2/5

EXECUTION VERSION

2.3	Delivery Schedule

By virtue of the conversion and rescheduling set out in this Amendment No. 10, the delivery schedule table in clause 9.1.1 of the Agreement shall be deleted in its entirety and replaced with the following table (the bold text being for illustrative purposes only of the changes affected by this Amendment No. 10):

CAC ID	Aircraft Type	Scheduled Delivery Month / Quarter	Scheduled Delivery Year

261977	A330-300 Aircraft	July	2013

261978	A330-200 Aircraft	September	2013

261979	A330-200 Aircraft	November	2013

261980	A330-300 Aircraft	January	2014

261981	A330-300 Aircraft	February	2014

261982	A330-300 Aircraft	April	2014

261983	A330-300 Aircraft	May	2014

261984	A330-300 Aircraft	July	2014

261994	A330-300 Aircraft	August	2014

261985	A330-300 Aircraft	September	2014

261986	A330-200 Aircraft	November	2014

261987	A330-200 Aircraft	January	2015

261988	A330-200 Freighter	March	2015

261989	A330-200 Freighter	April	2015

261990	A330-200 Freighter	June	2015

261991	A330-200 Freighter	Q3	2015

261992	A330-200 Freighter	Q3	2015

261993	A330-200 Freighter	Q4	2015

3.	EFFECT OF AMENDMENT

3.1	The Agreement will be deemed amended to the extent herein provided and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment No. 10 supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment No. 10.

3.2	Both parties agree that this Amendment No. 10 will constitute an integral, non-severable part of the Agreement and be governed by its provisions, except that if the Agreement and this Amendment No. 10 have specific provisions that are inconsistent, the specific provisions contained in this Amendment No. 10 will govern.

3.3	This Amendment No. 10 will become effective upon execution hereof by the Seller and the Buyer.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Page 3/5

EXECUTION VERSION

4.	CONFIDENTIALITY

This Amendment No. 10 is subject to the confidentiality provisions set forth in clause 22.9 (Confidentiality) of the Agreement.

5.	ASSIGNMENT

Notwithstanding any other provision of the Agreement and except as provided in clause 20 (Assignments and Transfers) of the Agreement, as amended by Letter Agreement No. 13, this Amendment No. 10 and the rights and obligations of the parties hereunder will not be assigned or transferred in any manner without the prior written consent of the other party, and any attempted assignment or transfer in contravention of the provisions of this Clause 5 will be void and of no force or effect.

6.	COUNTERPARTS

This Amendment No. 10 may be signed in any number of separate counterparts. Each counterpart, when signed and delivered will be an original, and the counterparts will together constitute one and the same instrument.

7.	GOVERNING LAW

This provisions of Clause 22.6 (Interpretation and Law) and 22.7 (Waiver of Jury Trial) shall apply to this Amendment No. 10 as if set out in full herein.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Page 4/5

EXECUTION VERSION

IN WITNESS WHEREOF, this Amendment No. 10 was entered into the day and year first above written.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

INTREPID AVIATION GROUP, LLC	AIRBUS S.A.S.

By:	By:

Name:	Name:

Title:	Title:

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Page 5/5

AMENDMENT NO. 11

to the

AIRBUS A330-200 FREIGHTER PURCHASE AGREEMENT

dated 30 May 2007

between

AIRBUS S.A.S.

and

INTREPID AVIATION GROUP, LLC

This Amendment to the A330-200 Freighter Purchase Agreement between Airbus S.A.S. and Intrepid Aviation Group, LLC (this “Amendment No. 11”) entered into on 28 May 2013 by and between AIRBUS S.A.S., a société par actions simplifiée, organised and existing under the laws of the Republic of France, having its registered office located at 1, rond-point Maurice Bellonte, 31700 Blagnac, France (the “Seller”), and INTREPID AVIATION GROUP, LLC, a limited liability company organised and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at 650 Madison Avenue, 26th Floor, New York, New York 10022, U.S.A. (the “Buyer”);

WITNESSETH:

WHEREAS, the Buyer and the Seller entered into an A330-200 Freighter Purchase Agreement, dated 30 May 2007 (the “Purchase Agreement”) relating to the sale by the Seller and the purchase by the Buyer of twenty (20) Airbus A330-200 Freighter aircraft.

WHEREAS, the Buyer and the Seller have entered into an Amendment No. 1 dated 29 August 2008, an Amendment No. 2 dated 1 December 2009, an Amendment No. 3 dated 20 May 2011 and a Letter Agreement of the same date pursuant to which *****, an Amendment No. 4 dated 29 February 2012, an Amendment No. 5 dated 7 August 2012, an Amendment No. 6 dated 25 September 2012, an Amendment No. 7 dated 26 December 2012, an Amendment No. 8 dated 9 April 2013, an Amendment No. 9 dated 10 April 2013, and an Amendment No. 10 dated 26 April 2013, each amending certain terms of the Purchase Agreement.

The Purchase Agreement, together with all Exhibits, Appendices and Letter Agreements attached thereto, as varied by each of the Amendments No. 1 through No. 10 and as may have been further varied from time to time in accordance with its terms is hereinafter referred to collectively as the “Agreement”.

WHEREAS, the Buyer and the Seller hereby enter into this Amendment No. 11 to amend the Agreement to (i) provide for the conversion of the Aircraft with CAC ID 261986 into an A330-300 model aircraft and (ii) to clarify certain provisions relating to Predelivery Payments.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Page 1/5

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

1.	DEFINITIONS

Capitalised terms used in this Amendment No. 11 and not otherwise defined herein will have the meanings assigned to them in the Agreement, as amended from time to time. The terms “herein,” “hereof,” and “hereunder” and words of similar import refer to this Amendment No. 11.

2.	PASSENGER CONVERSIONS

2.1	Amendment No. 11 Converted Aircraft

Further to the provisions of the Agreement, the Buyer has on 1 May 2013 by notice to the Seller exercised its right to irrevocably convert the Aircraft scheduled for Delivery in November 2014 (CAC ID 261986) from an A330-200 Passenger Aircraft into an A330-300 Passenger Aircraft (hereinafter referred to as the “Amendment No. 11 Converted Aircraft”).

Notwithstanding the form prescribed in exhibit F to the Letter Agreement No. 15 to the Agreement, the Seller and the Buyer agree that this Amendment No. 11 shall with respect to the Amendment No. 11 Converted Aircraft constitute a “Conversion Amendment” for the purposes of paragraph 1.1 to such Letter Agreement No. 15.

2.2	Predelivery Payments

The Buyer will make all Predelivery Payments with respect to the Amendment No. 11 Converted Aircraft pursuant to clause 5 of the Agreement, as amended by Letter Agreement No. 2 to the Agreement (and as further amended by Clause 3 of this Amendment No. 11). Any Predelivery Payments with respect to the Amendment No. 11 Converted Aircraft falling due prior to the date hereof by virtue of the changes set out in this Clause 2 but not paid by the Buyer prior to the date hereof, shall be paid within five (5) Business Days of the date of this Amendment No. 11.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Page 2/5

2.3	Delivery Schedule

By virtue of the conversion set out in this Amendment No. 11, the delivery schedule table in clause 9.1.1 of the Agreement shall be deleted in its entirety and replaced with the following table (the bold text being for illustrative purposes only of the changes affected by this Amendment No. 11):

CAC ID	Aircraft Type	Scheduled Delivery Month / Quarter	Scheduled Delivery Year

261977	A330-300 Aircraft	July	2013

261978	A330-200 Aircraft	September	2013

261979	A330-200 Aircraft	November	2013

261980	A330-300 Aircraft	January	2014

261981	A330-300 Aircraft	February	2014

261982	A330-300 Aircraft	April	2014

261983	A330-300 Aircraft	May	2014

261984	A330-300 Aircraft	July	2014

261994	A330-300 Aircraft	August	2014

261985	A330-300 Aircraft	September	2014

261986	A330-300 Aircraft	November	2014

261987	A330-200 Aircraft	January	2015

261988	A330-200 Freighter	March	2015

261989	A330-200 Freighter	April	2015

261990	A330-200 Freighter	June	2015

261991	A330-200 Freighter	Q3	2015

261992	A330-200 Freighter	Q3	2015

261993	A330-200 Freighter	Q4	2015

3.	AMENDMENT TO LETTER AGREEMENT NO. 2

*****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Page 3/5

4.	EFFECT OF AMENDMENT

4.1	The Agreement will be deemed amended to the extent herein provided and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment No. 11 supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment No. 11.

4.2	Both parties agree that this Amendment No. 11 will constitute an integral, non-severable part of the Agreement and be governed by its provisions, except that if the Agreement and this Amendment No. 11 have specific provisions that are inconsistent, the specific provisions contained in this Amendment No. 11 will govern.

4.3	This Amendment No. 11 will become effective upon execution hereof by the Seller and the Buyer.

5.	CONFIDENTIALITY

This Amendment No. 11 is subject to the confidentiality provisions set forth in clause 22.9 (Confidentiality) of the Agreement.

6.	ASSIGNMENT

Notwithstanding any other provision of the Agreement and except as provided in clause 20 (Assignments and Transfers) of the Agreement, as amended by Letter Agreement No. 13, this Amendment No. 11 and the rights and obligations of the parties hereunder will not be assigned or transferred in any manner without the prior written consent of the other party, and any attempted assignment or transfer in contravention of the provisions of this Clause 6 will be void and of no force or effect.

7.	COUNTERPARTS

This Amendment No. 11 may be signed in any number of separate counterparts. Each counterpart, when signed and delivered will be an original, and the counterparts will together constitute one and the same instrument.

8.	GOVERNING LAW

This provisions of Clause 22.6 (Interpretation and Law) and 22.7 (Waiver of Jury Trial) shall apply to this Amendment No. 11 as if set out in full herein.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Page 4/5

IN WITNESS WHEREOF, this Amendment No. 11 was entered into the day and year first above written.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

INTREPID AVIATION GROUP, LLC	AIRBUS S.A.S.

By:	By:

Name:	Name:

Title:	Title:

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Page 5/5

AMENDMENT NO. 12

to the

AIRBUS A330-200 FREIGHTER PURCHASE AGREEMENT

dated 30 May 2007

between

AIRBUS S.A.S.

and

INTREPID AVIATION GROUP, LLC

This Amendment to the A330-200 Freighter Purchase Agreement between Airbus S.A.S. and Intrepid Aviation Group, LLC (this “Amendment No. 12”) entered into on             2013 by and between AIRBUS S.A.S., a société par actions simplifiée, organised and existing under the laws of the Republic of France, having its registered office located at 1, rond-point Maurice Bellonte, 31700 Blagnac, France (the “Seller”), and INTREPID AVIATION GROUP, LLC, a limited liability company organised and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at 650 Madison Avenue, 26th Floor, New York, New York 10022, U.S.A. (the “Buyer”);

WITNESSETH:

WHEREAS, the Buyer and the Seller entered into an A330-200 Freighter Purchase Agreement, dated 30 May 2007 (the “Purchase Agreement”) relating to the sale by the Seller and the purchase by the Buyer of twenty (20) Airbus A330-200 Freighter aircraft.

WHEREAS, the Buyer and the Seller have entered into an Amendment No. 1 dated 29 August 2008, an Amendment No. 2 dated 1 December 2009, an Amendment No. 3 dated 20 May 2011 and a Letter Agreement of the same date pursuant to which *****, an Amendment No. 4 dated 29 February 2012, an Amendment No. 5 dated 7 August 2012, an Amendment No. 6 dated 25 September 2012, an Amendment No. 7 dated 26 December 2012, an Amendment No. 8 dated 9 April 2013, an Amendment No. 9 dated 10 April 2013, an Amendment No. 10 dated 26 April 2013 and an Amendment No. 11 dated 28 May 2013 (the “Amendment No. 11”), each amending certain terms of the Purchase Agreement.

The Purchase Agreement, together with all Exhibits, Appendices and Letter Agreements attached thereto, as varied by each of the Amendments No. 1 through No. 11 and as may have been further varied from time to time in accordance with its terms is hereinafter referred to collectively as the “Agreement”.

WHEREAS, the Buyer and the Seller hereby enter into this Amendment No. 12 to amend the Agreement to provide for the conversion of the Aircraft with CAC ID 261988 into an A330-200 model aircraft.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Page 1/5

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

1.	DEFINITIONS

Capitalised terms used in this Amendment No. 12 and not otherwise defined herein will have the meanings assigned to them in the Agreement, as amended from time to time. The terms “herein,” “hereof,” and “hereunder” and words of similar import refer to this Amendment No. 12.

2.	PASSENGER CONVERSIONS

2.1	Amendment No. 12 Converted Aircraft

The Buyer hereby provides notice to the Seller and exercises its right to irrevocably convert the Aircraft scheduled for Delivery in March 2015 (CAC ID 261988) from an A330-200 Freighter Aircraft into an A330-200 Passenger Aircraft (hereinafter referred to as the “Amendment No. 12 Converted Aircraft”).

Notwithstanding the form prescribed in exhibit F to the Letter Agreement No. 15 to the Agreement, the Seller and the Buyer agree that this Amendment No. 12 shall with respect to the Amendment No. 12 Converted Aircraft constitute a “Conversion Amendment” for the purposes of paragraph 1.1 to such Letter Agreement No. 15.

2.2	Predelivery Payments

The Buyer will make all Predelivery Payments with respect to the Amendment No. 12 Converted Aircraft pursuant to clause 5 of the Agreement, as amended by Letter Agreement No. 2 to the Agreement and Amendment No. 11. Any Predelivery Payments with respect to the Amendment No. 12 Converted Aircraft falling due prior to the date hereof by virtue of the changes set out in this Clause 2 but not paid by the Buyer prior to the date hereof, shall be paid within five (5) Business Days of the date of this Amendment No. 12.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Page 2/5

2.3	Delivery Schedule

By virtue of the conversion set out in this Amendment No. 12, the delivery schedule table in clause 9.1.1 of the Agreement shall be deleted in its entirety and replaced with the following table (the bold text being for illustrative purposes only of the changes affected by this Amendment No. 12):

CAC ID	Aircraft Type	Scheduled Delivery Month / Quarter	Scheduled Delivery Year

261977	A330-300 Aircraft	July	2013

261978	A330-200 Aircraft	September	2013

261979	A330-200 Aircraft	November	2013

261980	A330-300 Aircraft	January	2014

261981	A330-300 Aircraft	February	2014

261982	A330-300 Aircraft	April	2014

261983	A330-300 Aircraft	May	2014

261984	A330-300 Aircraft	July	2014

261994	A330-300 Aircraft	August	2014

261985	A330-300 Aircraft	September	2014

261986	A330-300 Aircraft	November	2014

261987	A330-200 Aircraft	January	2015

261988	A330-200 Aircraft	March	2015

261989	A330-200 Freighter	April	2015

261990	A330-200 Freighter	June	2015

261991	A330-200 Freighter	Q3	2015

261992	A330-200 Freighter	Q3	2015

261993	A330-200 Freighter	Q4	2015

3.	EFFECT OF AMENDMENT

3.1	The Agreement will be deemed amended to the extent herein provided and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment No. 12 supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment No. 12.

3.2	Both parties agree that this Amendment No. 12 will constitute an integral, non-severable part of the Agreement and be governed by its provisions, except that if the Agreement and this Amendment No. 12 have specific provisions that are inconsistent, the specific provisions contained in this Amendment No. 12 will govern.

3.3	This Amendment No. 12 will become effective upon execution hereof by the Seller and the Buyer.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Page 3/5

4.	CONFIDENTIALITY

This Amendment No. 12 is subject to the confidentiality provisions set forth in clause 22.9 (Confidentiality) of the Agreement.

5.	ASSIGNMENT

Notwithstanding any other provision of the Agreement and except as provided in clause 20 (Assignments and Transfers) of the Agreement, as amended by Letter Agreement No. 13, this Amendment No. 12 and the rights and obligations of the parties hereunder will not be assigned or transferred in any manner without the prior written consent of the other party, and any attempted assignment or transfer in contravention of the provisions of this Clause 5 will be void and of no force or effect.

6.	COUNTERPARTS

This Amendment No. 12 may be signed in any number of separate counterparts. Each counterpart, when signed and delivered will be an original, and the counterparts will together constitute one and the same instrument.

7.	GOVERNING LAW

This provisions of Clause 22.6 (Interpretation and Law) and 22.7 (Waiver of Jury Trial) shall apply to this Amendment No. 12 as if set out in full herein.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Page 4/5

IN WITNESS WHEREOF, this Amendment No. 12 was entered into the day and year first above written.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

INTREPID AVIATION GROUP, LLC	AIRBUS S.A.S.

By:	By:

Name:	Name:

Title:	Title:

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Page 5/5

AMENDMENT NO. 13

to the

AIRBUS A330-200 FREIGHTER PURCHASE AGREEMENT

dated 30 May 2007

between

AIRBUS S.A.S.

and

INTREPID AVIATION GROUP, LLC

This Amendment to the A330-200 Freighter Purchase Agreement between Airbus S.A.S. and Intrepid Aviation Group, LLC (this “Amendment No. 13”) entered into on 1 July 2013 by and between AIRBUS S.A.S., a société par actions simplifiée, organised and existing under the laws of the Republic of France, having its registered office located at 1, rond-point Maurice Bellonte, 31700 Blagnac, France (the “Seller”), and INTREPID AVIATION GROUP, LLC, a limited liability company organised and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at 650 Madison Avenue, 26th Floor, New York, New York 10022, U.S.A. (the “Buyer”);

WITNESSETH:

WHEREAS, the Buyer and the Seller entered into an A330-200 Freighter Purchase Agreement, dated 30 May 2007 (the “Purchase Agreement”) relating to the sale by the Seller and the purchase by the Buyer of twenty (20) Airbus A330-200 Freighter aircraft.

WHEREAS, the Buyer and the Seller have entered into an Amendment No. 1 dated 29 August 2008, an Amendment No. 2 dated 1 December 2009, an Amendment No. 3 dated 20 May 2011 and a Letter Agreement of the same date pursuant to which *****, an Amendment No. 4 dated 29 February 2012, an Amendment No. 5 dated 7 August 2012, an Amendment No. 6 dated 25 September 2012, an Amendment No. 7 dated 26 December 2012, an Amendment No. 8 dated 9 April 2013, an Amendment No. 9 dated 10 April 2013, an Amendment No. 10 dated 26 April 2013, an Amendment No. 11 dated 28 May 2013 (the “Amendment No. 11”) and an Amendment No 12 dated 3 June 2013 (the “Amendment No. 12”), each amending certain terms of the Purchase Agreement.

The Purchase Agreement, together with all Exhibits, Appendices and Letter Agreements attached thereto, as varied by each of the Amendments No. 1 through No. 12 and as may have been further varied from time to time in accordance with its terms is hereinafter referred to collectively as the “Agreement”.

WHEREAS, the Buyer and the Seller hereby enter into this Amendment No. 13 to amend the Agreement to provide for the conversion of the Aircraft with CAC ID 261987 into an A330-300 model aircraft, and to provide for the conversion of the Aircraft with CAC ID 261989 into an A330-200 model aircraft.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Page 1/5

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

1.	DEFINITIONS

Capitalised terms used in this Amendment No. 13 and not otherwise defined herein will have the meanings assigned to them in the Agreement, as amended from time to time. The terms “herein,” “hereof,” and “hereunder” and words of similar import refer to this Amendment No. 13.

2.	PASSENGER CONVERSIONS

2.1	Amendment No. 13 Converted Aircraft

The Buyer hereby provides notice to the Seller and exercises its right to irrevocably convert:

(a)	the Aircraft scheduled for Delivery in January 2015 (CAC ID 261987) from an A330-200 Aircraft into an A330-300 Passenger Aircraft; and

(b)	the Aircraft scheduled for Delivery in April 2015 (CAC ID 261989) from an A330-200 Freighter Aircraft into an A330-200 Passenger Aircraft,

hereinafter together referred to as the “Amendment No. 13 Converted Aircraft”.

Notwithstanding the form prescribed in exhibit F to the Letter Agreement No. 15 to the Agreement, the Seller and the Buyer agree that this Amendment No. 13 shall with respect to the Amendment No. 13 Converted Aircraft constitute a “Conversion Amendment” for the purposes of paragraph 1.1 to such Letter Agreement No. 15.

2.2	Predelivery Payments

The Buyer will make all Predelivery Payments with respect to the Amendment No. 13 Converted Aircraft pursuant to clause 5 of the Agreement, as amended by Letter Agreement No. 2 to the Agreement and Amendment No. 11. Any Predelivery Payments with respect to the Amendment No. 13 Converted Aircraft falling due prior to the date hereof by virtue of the changes set out in this Clause 2 but not paid by the Buyer prior to the date hereof, shall be paid within five (5) Business Days of the date of this Amendment No. 13.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Page 2/5

2.3	Delivery Schedule

By virtue of the conversion set out in this Amendment No. 13, the delivery schedule table in clause 9.1.1 of the Agreement shall be deleted in its entirety and replaced with the following table (the bold text being for illustrative purposes only of the changes affected by this Amendment No. 13):

CAC ID	Aircraft Type	Scheduled Delivery Month / Quarter	Scheduled Delivery Year

261977	A330-300 Aircraft	July	2013

261978	A330-200 Aircraft	September	2013

261979	A330-200 Aircraft	November	2013

261980	A330-300 Aircraft	January	2014

261981	A330-300 Aircraft	February	2014

261982	A330-300 Aircraft	April	2014

261983	A330-300 Aircraft	May	2014

261984	A330-300 Aircraft	July	2014

261994	A330-300 Aircraft	August	2014

261985	A330-300 Aircraft	September	2014

261986	A330-300 Aircraft	November	2014

261987	A330-300 Aircraft	January	2015

261988	A330-200 Aircraft	March	2015

261989	A330-200 Aircraft	April	2015

261990	A330-200 Freighter	June	2015

261991	A330-200 Freighter	Q3	2015

261992	A330-200 Freighter	Q3	2015

261993	A330-200 Freighter	Q4	2015

3.	EFFECT OF AMENDMENT

3.1	The Agreement will be deemed amended to the extent herein provided and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment No. 13 supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment No. 13.

3.2	Both parties agree that this Amendment No. 13 will constitute an integral, non-severable part of the Agreement and be governed by its provisions, except that if the Agreement and this Amendment No. 13 have specific provisions that are inconsistent, the specific provisions contained in this Amendment No. 13 will govern.

3.3	This Amendment No. 13 will become effective upon execution hereof by the Seller and the Buyer.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Page 3/5

4.	CONFIDENTIALITY

This Amendment No. 13 is subject to the confidentiality provisions set forth in clause 22.9 (Confidentiality) of the Agreement.

5.	ASSIGNMENT

Notwithstanding any other provision of the Agreement and except as provided in clause 20 (Assignments and Transfers) of the Agreement, as amended by Letter Agreement No. 13, this Amendment No. 13 and the rights and obligations of the parties hereunder will not be assigned or transferred in any manner without the prior written consent of the other party, and any attempted assignment or transfer in contravention of the provisions of this Clause 5 will be void and of no force or effect.

6.	COUNTERPARTS

This Amendment No. 13 may be signed in any number of separate counterparts. Each counterpart, when signed and delivered will be an original, and the counterparts will together constitute one and the same instrument.

7.	GOVERNING LAW

This provisions of Clause 22.6 (Interpretation and Law) and 22.7 (Waiver of Jury Trial) shall apply to this Amendment No. 13 as if set out in full herein.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Page 4/5

IN WITNESS WHEREOF, this Amendment No. 13 was entered into the day and year first above written.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

INTREPID AVIATION GROUP, LLC	AIRBUS S.A.S.

By:	By:

Name:	Name:

Title:	Title:

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Page 5/5

AMENDMENT NO. 14

to the

AIRBUS A330-200 FREIGHTER PURCHASE AGREEMENT

dated 30 May 2007

between

AIRBUS S.A.S.

and

INTREPID AVIATION GROUP, LLC

This Amendment to the A330-200 Freighter Purchase Agreement between Airbus S.A.S. and Intrepid Aviation Group, LLC (this “Amendment No. 14”) entered into on 19 July 2013 by and between AIRBUS S.A.S., a société par actions simplifiée, organised and existing under the laws of the Republic of France, having its registered office located at 1, rond-point Maurice Bellonte, 31700 Blagnac, France (the “Seller”), and INTREPID AVIATION GROUP, LLC, a limited liability company organised and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at 650 Madison Avenue, 26th Floor, New York, New York 10022, U.S.A. (the “Buyer”);

WITNESSETH:

WHEREAS, the Buyer and the Seller entered into an A330-200 Freighter Purchase Agreement, dated 30 May 2007 (the “Purchase Agreement”) relating to the sale by the Seller and the purchase by the Buyer of twenty (20) Airbus A330-200 Freighter aircraft.

WHEREAS, the Buyer and the Seller have entered into an Amendment No. 1 dated 29 August 2008, an Amendment No. 2 dated 1 December 2009, an Amendment No. 3 dated 20 May 2011 and a Letter Agreement of the same date pursuant to which *****, an Amendment No. 4 dated 29 February 2012, an Amendment No. 5 dated 7 August 2012, an Amendment No. 6 dated 25 September 2012, an Amendment No. 7 dated 26 December 2012, an Amendment No. 8 dated 9 April 2013, an Amendment No. 9 dated 10 April 2013, an Amendment No. 10 dated 26 April 2013, an Amendment No. 11 dated 28 May 2013, an Amendment No. 12 dated 3 June 2013 and an Amendment No. 13 dated 1 July 2013, each amending certain terms of the Purchase Agreement.

The Purchase Agreement, together with all Exhibits, Appendices and Letter Agreements attached thereto, as varied by each of the Amendments No. 1 through No. 13 and as may have been further varied from time to time in accordance with its terms is hereinafter referred to collectively as the “Agreement”.

WHEREAS, the Buyer and the Seller hereby enter into this Amendment No. 14 to amend the Agreement to provide for performance guarantees for the A330-200 Passenger Aircraft and A330-300 Passenger Aircraft.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Page 1/3

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

1.	DEFINITIONS

Capitalised terms used in this Amendment No. 14 and not otherwise defined herein will have the meanings assigned to them in the Agreement, as amended from time to time. The terms “herein”, “hereof”, “hereto” and “hereunder” and words of similar import refer to this Amendment No. 14.

2.	PERFORMANCE GUARANTEES

Letter Agreement No. 8 and Letter Agreement No. 8A to the Agreement shall not apply with respect to A330 Passenger Aircraft. Instead:

(a)	for A330-200 Passenger Aircraft, Letter Agreement No. 8B (A330-200 Performance Guarantee) attached hereto as Appendix 1, is added to the Agreement; and

(b)	for A330-300 Passenger Aircraft, Letter Agreement No. 8C (A330-300 Performance Guarantee) attached hereto as Appendix 2, is added to the Agreement.

3.	EFFECT OF AMENDMENT

3.1	The Agreement will be deemed amended to the extent herein provided and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment No. 14 supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment No. 14.

3.2	Both parties agree that this Amendment No. 14 will constitute an integral, non-severable part of the Agreement and be governed by its provisions, except that if the Agreement and this Amendment No. 14 have specific provisions that are inconsistent, the specific provisions contained in this Amendment No. 14 will govern.

3.3	This Amendment No. 14 will become effective upon execution hereof by the Seller and the Buyer.

4.	CONFIDENTIALITY

This Amendment No. 14 is subject to the confidentiality provisions set forth in clause 22.9 (Confidentiality) of the Agreement.

5.	ASSIGNMENT

Notwithstanding any other provision of the Agreement and except as provided in clause 20 (Assignments and Transfers) of the Agreement, as amended by Letter Agreement No. 14, this Amendment No. 14 and the rights and obligations of the parties hereunder will not be assigned or transferred in any manner without the prior written consent of the other party, and any attempted assignment or transfer in contravention of the provisions of this Clause 5 will be void and of no force or effect.

6.	COUNTERPARTS

This Amendment No. 14 may be signed in any number of separate counterparts. Each counterpart, when signed and delivered will be an original, and the counterparts will together constitute one and the same instrument.

7.	GOVERNING LAW

This provisions of Clause 22.6 (Interpretation and Law) and 22.7 (Waiver of Jury Trial) shall apply to this Amendment No. 14 as if set out in full herein.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Page 2/3

IN WITNESS WHEREOF, this Amendment No. 14 was entered into the day and year first above written.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

INTREPID AVIATION GROUP, LLC	AIRBUS S.A.S.

By:	By:

Name:	Name:

Title:	Title:

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Page 3/3

AMENDMENT NO. 15

to the

AIRBUS A330-200 FREIGHTER PURCHASE AGREEMENT

dated 30 May 2007

between

AIRBUS S.A.S.

and

INTREPID AVIATION GROUP, LLC

This Amendment to the A330-200 Freighter Purchase Agreement between Airbus S.A.S. and Intrepid Aviation Group, LLC (this “Amendment No. 15”) entered into on 29 August 2013 by and between AIRBUS S.A.S., a société par actions simplifiée, organised and existing under the laws of the Republic of France, having its registered office located at 1, rond-point Maurice Bellonte, 31700 Blagnac, France (the “Seller”), and INTREPID AVIATION GROUP, LLC, a limited liability company organised and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at 650 Madison Avenue, 26th Floor, New York, New York 10022, U.S.A. (the “Buyer”);

WITNESSETH:

WHEREAS, the Buyer and the Seller entered into an A330-200 Freighter Purchase Agreement, dated 30 May 2007 (the “Purchase Agreement”) relating to the sale by the Seller and the purchase by the Buyer of twenty (20) Airbus A330-200 Freighter aircraft.

WHEREAS, the Buyer and the Seller have entered into an Amendment No. 1 dated 29 August 2008, an Amendment No. 2 dated 1 December 2009, an Amendment No. 3 dated 20 May 2011 and a Letter Agreement of the same date pursuant to which *****, an Amendment No. 4 dated 29 February 2012, an Amendment No. 5 dated 7 August 2012, an Amendment No. 6 dated 25 September 2012, an Amendment No. 7 dated 26 December 2012, an Amendment No. 8 dated 9 April 2013, an Amendment No. 9 dated 10 April 2013, an Amendment No. 10 dated 26 April 2013, an Amendment No. 11 dated 28 May 2013 (the “Amendment No. 11”), an Amendment No 12 dated 3 June 2013 (the “Amendment No. 12”), an Amendment No. 13 dated 1 July 2013 (the “Amendment No. 13”), and an Amendment No 14 dated 19 July 2013 (the “Amendment No 14”), each amending certain terms of the Purchase Agreement.

The Purchase Agreement, together with all Exhibits, Appendices and Letter Agreements attached thereto, as varied by each of the Amendments No. 1 through No. 14 and as may have been further varied from time to time in accordance with its terms is hereinafter referred to collectively as the “Agreement”.

WHEREAS, the Buyer and the Seller hereby enter into this Amendment No. 15 to, amongst other matters, amend the Agreement to provide for the conversion of the Aircraft with CAC ID 261988 into an A330-300 model aircraft, to provide for the conversion of the Aircraft with CAC ID 261990 into an A330-200 model aircraft, and to provide the Buyer with the Schedule Delivery Months of the Aircraft with CAC ID 261991, of the Aircraft with CAC ID 261992 and of the Aircraft with CAC ID 261993.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Page 1/5

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

1.	DEFINITIONS

Capitalised terms used in this Amendment No. 15 and not otherwise defined herein will have the meanings assigned to them in the Agreement, as amended from time to time. The terms “herein,” “hereof,” and “hereunder” and words of similar import refer to this Amendment No. 15.

2.	PASSENGER CONVERSIONS

2.1	Amendment No. 15 Converted Aircraft

The Buyer hereby provides notice to the Seller and exercises its right to irrevocably convert:

(a)	the Aircraft scheduled for Delivery in March 2015 (CAC ID 261988) from an A330-200 Passenger Aircraft into an A330-300 Passenger Aircraft; and

(b)	the Aircraft scheduled for Delivery in June 2015 (CAC ID 261990) from an A330-200 Freighter Aircraft into an A330-200 Passenger Aircraft,

hereinafter together referred to as the “Amendment No. 15 Converted Aircraft”.

Notwithstanding the form prescribed in exhibit F to the Letter Agreement No. 15 to the Agreement, the Seller and the Buyer agree that this Amendment No. 15 shall with respect to the Amendment No. 15 Converted Aircraft constitute a “Conversion Amendment” for the purposes of paragraph 1.1 to such Letter Agreement No. 15.

2.2	Predelivery Payments

The Buyer will make all Predelivery Payments with respect to the Amendment No. 15 Converted Aircraft pursuant to clause 5 of the Agreement, as amended by Letter Agreement No. 2 to the Agreement and Amendment No. 11. Any Predelivery Payments with respect to the Amendment No. 15 Converted Aircraft falling due prior to the date hereof by virtue of the changes set out in this Clause 2 but not paid by the Buyer prior to the date hereof, shall be paid within five (5) Business Days of the date of this Amendment No. 15.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Page 2/5

2.3	Delivery Schedule

The Seller hereby provides the Buyer with the Scheduled Delivery Months (i) for the Aircraft with CAC ID 261991 and CAC ID 261992, which respectively shall be July 2015 and September 2015 in lieu of the third (3rd) quarter of 2015 and (ii) for the Aircraft with CAC ID 261993, which shall be November 2015 in lieu of the fourth (4th) quarter of 2015.

By virtue of the conversion and the confirmation of Scheduled Delivery Months set out in this Amendment No. 15, the delivery schedule table in clause 9.1.1 of the Agreement shall be deleted in its entirety and replaced with the following table (the bold text being for illustrative purposes only of the changes affected by this Amendment No. 15):

CAC ID	Aircraft Type	Scheduled Delivery Month / Quarter	Scheduled Delivery Year

261977	A330-300 Aircraft	July	2013

261978	A330-200 Aircraft	September	2013

261979	A330-200 Aircraft	November	2013

261980	A330-300 Aircraft	January	2014

261981	A330-300 Aircraft	February	2014

261982	A330-300 Aircraft	April	2014

261983	A330-300 Aircraft	May	2014

261984	A330-300 Aircraft	July	2014

261994	A330-300 Aircraft	August	2014

261985	A330-300 Aircraft	September	2014

261986	A330-300 Aircraft	November	2014

261987	A330-300 Aircraft	January	2015

261988	A330-300 Aircraft	March	2015

261989	A330-200 Aircraft	April	2015

261990	A330-200 Aircraft	June	2015

261991	A330-200 Freighter	July	2015

261992	A330-200 Freighter	September	2015

261993	A330-200 Freighter	November	2015

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Page 3/5

3.	EFFECT OF AMENDMENT

3.1	The Agreement will be deemed amended to the extent herein provided and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment No. 15 supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment No. 15.

3.2	Both parties agree that this Amendment No. 15 will constitute an integral, non-severable part of the Agreement and be governed by its provisions, except that if the Agreement and this Amendment No. 15 have specific provisions that are inconsistent, the specific provisions contained in this Amendment No. 15 will govern.

3.3	This Amendment No. 15 will become effective upon execution hereof by the Seller and the Buyer.

4.	CONFIDENTIALITY

This Amendment No. 15 is subject to the confidentiality provisions set forth in clause 22.9 (Confidentiality) of the Agreement.

5.	ASSIGNMENT

Notwithstanding any other provision of the Agreement and except as provided in clause 20 (Assignments and Transfers) of the Agreement, as amended by Letter Agreement No. 13, this Amendment No. 15 and the rights and obligations of the parties hereunder will not be assigned or transferred in any manner without the prior written consent of the other party, and any attempted assignment or transfer in contravention of the provisions of this Clause 5 will be void and of no force or effect.

6.	COUNTERPARTS

This Amendment No. 15 may be signed in any number of separate counterparts. Each counterpart, when signed and delivered will be an original, and the counterparts will together constitute one and the same instrument.

7.	GOVERNING LAW

This provisions of Clause 22.6 (Interpretation and Law) and 22.7 (Waiver of Jury Trial) shall apply to this Amendment No. 15 as if set out in full herein.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Page 4/5

IN WITNESS WHEREOF, this Amendment No. 15 was entered into the day and year first above written.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

INTREPID AVIATION GROUP, LLC	AIRBUS S.A.S.

By:	By:

Name:	Name:

Title:	Title:

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Page 5/5

AMENDMENT NO. 16

to the

AIRBUS A330-200 FREIGHTER PURCHASE AGREEMENT

dated 30 May 2007

between

AIRBUS S.A.S.

and

INTREPID AVIATION GROUP, LLC

This Amendment to the A330-200 Freighter Purchase Agreement between Airbus S.A.S. and Intrepid Aviation Group, LLC (this “Amendment No. 16”) entered into on 3 October 2013 by and between AIRBUS S.A.S., a société par actions simplifiée, organised and existing under the laws of the Republic of France, having its registered office located at 1, rond-point Maurice Bellonte, 31700 Blagnac, France (the “Seller”), and INTREPID AVIATION GROUP, LLC, a limited liability company organised and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at 650 Madison Avenue, 26th Floor, New York, New York 10022, U.S.A. (the “Buyer”);

WITNESSETH:

WHEREAS, the Buyer and the Seller entered into an A330-200 Freighter Purchase Agreement, dated 30 May 2007 (the “Purchase Agreement”) relating to the sale by the Seller and the purchase by the Buyer of twenty (20) Airbus A330-200 Freighter aircraft.

WHEREAS, the Buyer and the Seller have entered into an Amendment No. 1 dated 29 August 2008, an Amendment No. 2 dated 1 December 2009, an Amendment No. 3 dated 20 May 2011 and a Letter Agreement of the same date pursuant to which *****, an Amendment No. 4 dated 29 February 2012, an Amendment No. 5 dated 7 August 2012, an Amendment No. 6 dated 25 September 2012, an Amendment No. 7 dated 26 December 2012, an Amendment No. 8 dated 9 April 2013, an Amendment No. 9 dated 10 April 2013, an Amendment No. 10 dated 26 April 2013, an Amendment No. 11 dated 28 May 2013 (the “Amendment No. 11”), an Amendment No 12 dated 3 June 2013, an Amendment No. 13 dated 1 July 2013 (the “Amendment No. 13”), an Amendment No. 14 dated 19 July 2013 and an Amendment No. 15 dated 29 August 2013, each amending certain terms of the Purchase Agreement.

The Purchase Agreement, together with all Exhibits, Appendices and Letter Agreements attached thereto, as varied by each of the Amendments No. 1 through No. 15 and as may have been further varied from time to time in accordance with its terms is hereinafter referred to collectively as the “Agreement”.

WHEREAS, the Buyer and the Seller hereby enter into this Amendment No. 16 to, amongst other matters, amend the Agreement to provide for the conversion of the Aircraft with CAC ID 261991 into an A330-200 passenger model aircraft.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Page 1/5

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

1.	DEFINITIONS

Capitalised terms used in this Amendment No. 16 and not otherwise defined herein will have the meanings assigned to them in the Agreement, as amended from time to time. The terms “herein,” “hereof,” and “hereunder” and words of similar import refer to this Amendment No. 16.

2.	PASSENGER CONVERSIONS

2.1	Amendment No. 16 Converted Aircraft

The Buyer hereby provides notice to the Seller and exercises its right to irrevocably convert the Aircraft scheduled for Delivery in July 2015 (CAC ID 261991) from an A330-200 Freighter Aircraft into an A330-200 Passenger Aircraft, hereinafter referred to as the “Amendment No. 16 Converted Aircraft”.

Notwithstanding the form prescribed in exhibit F to the Letter Agreement No. 16 to the Agreement, the Seller and the Buyer agree that this Amendment No. 16 shall with respect to the Amendment No. 16 Converted Aircraft constitute a “Conversion Amendment” for the purposes of paragraph 1.1 to such Letter Agreement No. 16.

2.2	Predelivery Payments

The Buyer will make all Predelivery Payments with respect to the Amendment No. 16 Converted Aircraft pursuant to clause 5 of the Agreement, as amended by Letter Agreement No. 2 to the Agreement and Amendment No. 11. Any Predelivery Payments with respect to the Amendment No. 16 Converted Aircraft falling due prior to the date hereof by virtue of the changes set out in this Clause 2 but not paid by the Buyer prior to the date hereof, shall be paid within five (5) Business Days of the date of this Amendment No. 16.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Page 2/5

2.3	Delivery Schedule

By virtue of the conversion and the confirmation of Scheduled Delivery Months set out in this Amendment No. 16, the delivery schedule table in clause 9.1.1 of the Agreement shall be deleted in its entirety and replaced with the following table (the bold text being for illustrative purposes only of the changes affected by this Amendment No. 16):

CAC ID	Aircraft Type	Scheduled Delivery Month / Quarter	Scheduled Delivery Year

261977	A330-300 Aircraft	July	2013

261978	A330-200 Aircraft	September	2013

261979	A330-200 Aircraft	November	2013

261980	A330-300 Aircraft	January	2014

261981	A330-300 Aircraft	February	2014

261982	A330-300 Aircraft	April	2014

261983	A330-300 Aircraft	May	2014

261984	A330-300 Aircraft	July	2014

261994	A330-300 Aircraft	August	2014

261985	A330-300 Aircraft	September	2014

261986	A330-300 Aircraft	November	2014

261987	A330-300 Aircraft	January	2015

261988	A330-300 Aircraft	March	2015

261989	A330-200 Aircraft	April	2015

261990	A330-200 Aircraft	June	2015

261991	A330-200 Aircraft	July	2015

261992	A330-200 Freighter	September	2015

261993	A330-200 Freighter	November	2015

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Page 3/5

3.	EFFECT OF AMENDMENT

3.1	The Agreement will be deemed amended to the extent herein provided and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment No. 16 supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment No. 16.

3.2	Both parties agree that this Amendment No. 16 will constitute an integral, non-severable part of the Agreement and be governed by its provisions, except that if the Agreement and this Amendment No. 16 have specific provisions that are inconsistent, the specific provisions contained in this Amendment No. 16 will govern.

3.3	This Amendment No. 16 will become effective upon execution hereof by the Seller and the Buyer.

4.	CONFIDENTIALITY

This Amendment No. 16 is subject to the confidentiality provisions set forth in clause 22.9 (Confidentiality) of the Agreement.

5.	ASSIGNMENT

Notwithstanding any other provision of the Agreement and except as provided in clause 20 (Assignments and Transfers) of the Agreement, as amended by Letter Agreement No. 13, this Amendment No. 16 and the rights and obligations of the parties hereunder will not be assigned or transferred in any manner without the prior written consent of the other party, and any attempted assignment or transfer in contravention of the provisions of this Clause 5 will be void and of no force or effect.

6.	COUNTERPARTS

This Amendment No. 16 may be signed in any number of separate counterparts. Each counterpart, when signed and delivered will be an original, and the counterparts will together constitute one and the same instrument.

7.	GOVERNING LAW

This provisions of Clause 22.6 (Interpretation and Law) and 22.7 (Waiver of Jury Trial) shall apply to this Amendment No. 16 as if set out in full herein.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Page 4/5

IN WITNESS WHEREOF, this Amendment No. 16 was entered into the day and year first above written.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

INTREPID AVIATION GROUP, LLC	AIRBUS S.A.S.

By:	By:

Name:	Name:

Title:	Title:

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Page 5/5

LETTER AGREEMENT N° 1 TO AMENDMENT N° 16

Dated             2013

INTREPID AVIATION GROUP, LLC

One Stamford Plaza, 263 Tresser Blvd

Stamford, CT 06901

United States of America

Re: Miscellaneous

Dear Ladies and Gentlemen,

INTREPID AVIATION GROUP, LLC (the “Buyer”), and AIRBUS S.A.S. (the “Seller”), have entered into an Airbus A330-200F Purchase Agreement dated 30 May 2007 as amended from time to time (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 1 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA 1-1/4

1.	A330-200 Passenger Aircraft - SCN Credit Memorandum

*****

2.	A330-200 Passenger Aircraft - Design Weight Matters

Paragraph 2.5 (A330-200 Passenger Aircraft—Design Weight Matters) of letter agreement no. 15 to the Agreement (as was inserted into the Agreement by amendment no. 3 dated 20 May 2011) is hereby amended by adding the following text as a new paragraph at the end of said paragraph 2.5:

*****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA 1-2/4

3.	A330-300 Passenger Aircraft - Design Weight Matters

Paragraph 3.5 (A330-300 Passenger Aircraft - Design Weight Matters) of letter agreement no. 15 to the Agreement (as was inserted into the Agreement by amendment no. 3 dated 20 May 2011) is hereby amended by adding the following text as a new paragraph at the end of said paragraph 3.5:

*****

4.	Assignment

Notwithstanding any other provision of the Agreement, except as otherwise set forth in Clause 20 of the Agreement, as amended by Letter Agreement No. 13, this Letter Agreement and the rights and obligations of the parties hereunder will not be assigned or transferred in any manner without the prior written consent of the other party, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 4 will be void and of no force or effect.

5.	Counterparts

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA 1-3/4

If the foregoing correctly sets forth your understanding, please execute the original and two (2) copies hereof in the space provided below and return a copy to the Seller.

AIRBUS S.A.S.

Signed:

Name:

Title:

INTREPID AVIATION GROUP, LLC

Signed:

Name:

Title:

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA 1-4/4

AMENDMENT NO. 17

to the

AIRBUS A330-200 FREIGHTER PURCHASE AGREEMENT

dated 30 May 2007

between

AIRBUS S.A.S.

and

INTREPID AVIATION GROUP, LLC

This Amendment to the A330-200 Freighter Purchase Agreement between Airbus S.A.S. and Intrepid Aviation Group, LLC (this “Amendment No. 17”) entered into on 20 December 2013 by and between AIRBUS S.A.S., a société par actions simplifiée, organised and existing under the laws of the Republic of France, having its registered office located at 1, rond-point Maurice Bellonte, 31700 Blagnac, France (the “Seller”), and INTREPID AVIATION GROUP, LLC, a limited liability company organised and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at One Stamford Plaza, Suite 1000, 263 Tresser Boulevard, Stamford CT06901, United States of America (the “Buyer”);

WITNESSETH:

WHEREAS, the Buyer and the Seller entered into an A330-200 Freighter Purchase Agreement, dated 30 May 2007 (the “Purchase Agreement”) relating to the sale by the Seller and the purchase by the Buyer of twenty (20) Airbus A330-200 Freighter aircraft.

WHEREAS, the Buyer and the Seller have entered into an Amendment No. 1 dated 29 August 2008, an Amendment No. 2 dated 1 December 2009, an Amendment No. 3 dated 20 May 2011 and a Letter Agreement of the same date pursuant to which *****, an Amendment No. 4 dated 29 February 2012, an Amendment No. 5 dated 7 August 2012, an Amendment No. 6 dated 25 September 2012, an Amendment No. 7 dated 26 December 2012, an Amendment No. 8 dated 9 April 2013, an Amendment No. 9 dated 10 April 2013, an Amendment No. 10 dated 26 April 2013, an Amendment No. 11 dated 28 May 2013 (the “Amendment No. 11”), an Amendment No. 12 dated 3 June 2013, an Amendment No. 13 dated 1 July 2013, an Amendment No. 14 dated 19 July 2013, an Amendment No. 15 dated 29 August 2013, and an Amendment No. 16 dated 3 October 2013, each amending certain terms of the Purchase Agreement.

The Purchase Agreement, together with all Exhibits, Appendices and Letter Agreements attached thereto, as varied by each of the Amendments No. 1 through No. 16 and as may have been further varied from time to time in accordance with its terms is hereinafter referred to collectively as the “Agreement”.

WHEREAS, the Buyer and the Seller hereby enter into this Amendment No. 17 to, amongst other matters, amend the Agreement to amend the address and contact details of the Buyer, to provide for the rescheduling of the Aircraft with CAC ID 261989, to provide for the conversion of the Aircraft bearing CAC ID 261990 into an A330-300 Passenger Aircraft, the Aircraft bearing CAC ID 261991 into an A330-300 Passenger Aircraft, and the Aircraft bearing CAC ID 261992 into an A330-200 Passenger Aircraft.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Page 1/5

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

1.	DEFINITIONS

Capitalised terms used in this Amendment No. 17 and not otherwise defined herein will have the meanings assigned to them in the Agreement, as amended from time to time. The terms “herein,” “hereof,” and “hereunder” and words of similar import refer to this Amendment No. 17.

2.	RESCHEDULING

The Buyer and the Seller agree that the Scheduled Delivery Month of the A330-200 Passenger Aircraft with CAC ID 261989 (“the Amendment No. 17 Rescheduled Aircraft”) is hereby amended to December 2015, from April 2015.

Predelivery Payments with respect to the Amendment No. 17 Rescheduled Aircraft will be handled according to Clause 4.4 below.

3.	CONVERSIONS

The Buyer hereby provides notice to the Seller exercises its right to irrevocably convert the Aircraft scheduled for Delivery in June 2015 (CAC ID 261990) from an A330-200 Passenger Aircraft into an A330-300 Passenger Aircraft, convert the Aircraft scheduled for Delivery in July 2015 (CAC ID 261991) from an A330-200 Passenger Aircraft into an A330-300 Passenger Aircraft and convert the Aircraft scheduled for Delivery in September 2015 (CAC ID 261992) from an A330-200 Freighter Aircraft into an A330-200 Passenger Aircraft, hereinafter together referred to as the “Amendment No. 17 Converted Aircraft”.

Notwithstanding the form prescribed in exhibit F to the Letter Agreement No. 16 to the Agreement, the Seller and the Buyer agree that this Amendment No. 17 shall with respect to the Amendment No. 17 Converted Aircraft constitute a “Conversion Amendment” for the purposes of paragraph 1.1 to such Letter Agreement No. 16.

Predelivery Payments with respect to the Amendment No. 17 Converted Aircraft will be handled according to Clause 4.3 below.

4.	PREDELIVERY PAYMENTS

4.1	Subject to this Clause 4, the Buyer will make all Predelivery Payments with respect to the Amendment No. 17 Rescheduled Aircraft and the Amendment No. 17 Rescheduled Aircraft pursuant to clause 5 of the Agreement, as amended by Letter Agreement No. 2 to the Agreement and Amendment No. 11.

4.2	*****

4.3	Predelivery Payments with respect to the Amendment No. 17 Converted Aircraft falling due on or prior to the date of this Amendment by virtue of the conversions set out in Clause 3 but not paid by the Buyer to the Seller prior to the date of this Amendment (the “Converted Aircraft PDPs”) shall be paid by the Buyer to the Seller on 2 January 2014.

4.4	Predelivery Payments with respect to the Amendment No. 17 Converted Aircraft which on date of this Amendment will have been paid early by virtue of the rescheduling set out in Clause 2 (the “Rescheduled Aircraft PDPs”) shall be retained by the Seller and applied towards the next Predelivery Payments falling due on 2 January 2014, in respect of any Aircraft.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Page 2/5

5.	DELIVERY SCHEDULE

By virtue of the conversions and the rescheduling set out in this Amendment No. 17, the delivery schedule table in clause 9.1.1 of the Agreement as amended from time to time, shall be deleted in its entirety and replaced with the following table (the bold text being for illustrative purposes only of the changes affected by this Amendment No. 17):

CAC ID	Aircraft Type	Scheduled Delivery Month / Quarter	Scheduled Delivery Year

261977	A330-300 Aircraft	July	2013

261978	A330-200 Aircraft	September	2013

261979	A330-200 Aircraft	November	2013

261980	A330-300 Aircraft	January	2014

261981	A330-300 Aircraft	February	2014

261982	A330-300 Aircraft	April	2014

261983	A330-300 Aircraft	May	2014

261984	A330-300 Aircraft	July	2014

261994	A330-300 Aircraft	August	2014

261985	A330-300 Aircraft	September	2014

261986	A330-300 Aircraft	November	2014

261987	A330-300 Aircraft	January	2015

261988	A330-300 Aircraft	March	2015

261990	A330-300 Aircraft	June	2015

261991	A330-300 Aircraft	July	2015

261992	A330-200 Aircraft	September	2015

261993	A330-200 Freighter	November	2015

261989	A330-200 Aircraft	December	2015

6.	CHANGE OF ADDRESS

The Buyer hereby informs the Seller that the address of its principal corporate offices has changed. It is hereby agreed by the Parties that the Buyer’s address and contact details set forth in clause 22.2 and address for service of process set forth in clause 22.6.3 of the Purchase Agreement is deleted and replaced with the following:

Intrepid Aviation Group, LLC

One Stamford Plaza

Suite 1000, 263 Tresser Boulevard

Stamford CT06901

United States of America

Telephone         +1 (203) 883-6210

Fax                    +1 (203) 324 4584

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Page 3/5

7.	EFFECT OF AMENDMENT

7.1	The Agreement will be deemed amended to the extent herein provided and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment No. 17 supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment No. 17.

7.2	Both parties agree that this Amendment No. 17 will constitute an integral, non-severable part of the Agreement and be governed by its provisions, except that if the Agreement and this Amendment No. 17 have specific provisions that are inconsistent, the specific provisions contained in this Amendment No. 17 will govern.

7.3	This Amendment No. 17 will become effective upon execution hereof by the Seller and the Buyer.

8.	CONFIDENTIALITY

This Amendment No. 17 is subject to the confidentiality provisions set forth in clause 22.9 (Confidentiality) of the Agreement.

9.	ASSIGNMENT

Notwithstanding any other provision of the Agreement and except as provided in clause 20 (Assignments and Transfers) of the Agreement, as amended by Letter Agreement No. 13, this Amendment No. 17 and the rights and obligations of the parties hereunder will not be assigned or transferred in any manner without the prior written consent of the other party, and any attempted assignment or transfer in contravention of the provisions of this Clause 5 will be void and of no force or effect.

10.	COUNTERPARTS

This Amendment No. 17 may be signed in any number of separate counterparts. Each counterpart, when signed and delivered will be an original, and the counterparts will together constitute one and the same instrument.

11.	GOVERNING LAW

This provisions of Clause 22.6 (Interpretation and Law) and 22.7 (Waiver of Jury Trial) shall apply to this Amendment No. 17 as if set out in full herein.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Page 4/5

IN WITNESS WHEREOF, this Amendment No. 17 was entered into the day and year first above written.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

INTREPID AVIATION GROUP, LLC	AIRBUS S.A.S.

By:	By:

Name:	Name:

Title:	Title:

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Page 5/5

AMENDMENT NO. 18

to the

AIRBUS A330-200 FREIGHTER PURCHASE AGREEMENT

dated 30 May 2007

between

AIRBUS S.A.S.

and

INTREPID AVIATION GROUP, LLC

This Amendment to the A330-200 Freighter Purchase Agreement between Airbus S.A.S. and Intrepid Aviation Group, LLC (this “Amendment No. 18”) entered into on 31 January 2014 by and between AIRBUS S.A.S., a société par actions simplifiée, organised and existing under the laws of the Republic of France, having its registered office located at 1, rond-point Maurice Bellonte, 31700 Blagnac, France (the “Seller”), and INTREPID AVIATION GROUP, LLC, a limited liability company organised and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at One Stamford Plaza, Suite 1000, 263 Tresser Boulevard, Stamford CT06901, United States of America (the “Buyer”);

WITNESSETH:

WHEREAS, the Buyer and the Seller entered into an A330-200 Freighter Purchase Agreement, dated 30 May 2007 (the “Purchase Agreement”) relating to the sale by the Seller and the purchase by the Buyer of twenty (20) Airbus A330-200 Freighter aircraft.

WHEREAS, the Buyer and the Seller have entered into an Amendment No. 1 dated 29 August 2008, an Amendment No. 2 dated 1 December 2009, an Amendment No. 3 dated 20 May 2011 and a Letter Agreement of the same date pursuant to which *****, an Amendment No. 4 dated 29 February 2012, an Amendment No. 5 dated 7 August 2012, an Amendment No. 6 dated 25 September 2012, an Amendment No. 7 dated 26 December 2012, an Amendment No. 8 dated 9 April 2013, an Amendment No. 9 dated 10 April 2013, an Amendment No. 10 dated 26 April 2013, an Amendment No. 11 dated 28 May 2013 (the “Amendment No. 11”), an Amendment No. 12 dated 3 June 2013, an Amendment No. 13 dated 1 July 2013, an Amendment No. 14 dated 19 July 2013, an Amendment No. 15 dated 29 August 2013, an Amendment No. 16 dated 3 October 2013, and an Amendment No. 17 dated 20 December 2013, each amending certain terms of the Purchase Agreement.

The Purchase Agreement, together with all Exhibits, Appendices and Letter Agreements attached thereto, as varied by each of the Amendments No. 1 through No. 17 and as may have been further varied from time to time in accordance with its terms is hereinafter referred to collectively as the “Agreement”.

WHEREAS, the Buyer and the Seller hereby enter into this Amendment No. 18 to, amongst other matters, amend the Agreement to provide for the conversion of the Aircraft bearing CAC ID 261993 into an A330-200 Passenger Aircraft.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Page 1/4

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

1.	DEFINITIONS

Capitalised terms used in this Amendment No. 18 and not otherwise defined herein will have the meanings assigned to them in the Agreement, as amended from time to time. The terms “herein,” “hereof,” and “hereunder” and words of similar import refer to this Amendment No. 18.

2.	PASSENGER CONVERSION

2.1	Amendment No. 18 Converted Aircraft

The Buyer hereby provides notice to the Seller and exercises its right to irrevocably convert the Aircraft scheduled for Delivery in November 2015 (CAC ID 261993) from an A330-200 Freighter Aircraft into an A330-200 Passenger Aircraft, hereinafter referred to as the “Amendment No. 18 Converted Aircraft”.

Notwithstanding the form prescribed in exhibit F to the Letter Agreement No. 15 to the Agreement, the Seller and the Buyer agree that this Amendment No. 18 shall with respect to the Amendment No. 18 Converted Aircraft constitute a “Conversion Amendment” for the purpose of paragraph 1.1 to such Letter Agreement No. 16.

2.2	Predelivery Payments

The Buyer will make all Predelivery Payments with respect to the Amendment No. 18 Converted Aircraft pursuant to clause 5 of the Agreement, as amended by Letter Agreement No. 2 to the Agreement and Amendment No. 11. Any Predelivery Payments with respect to the Amendment No. 18 Converted Aircraft falling due prior to the date hereof by virtue of the changes set out in this Clause 2 but not paid by the Buyer prior to the date hereof, shall be paid within five (5) Business Days of this Amendment No. 18.

2.3	DELIVERY SCHEDULE

By virtue of the conversion set out in this Amendment No. 18, the delivery schedule table in clause 9.1.1 of the Agreement as amended from time to time, shall be deleted in its entirety and replaced with the following table (the bold text being for illustrative purposes only of the changes affected by this Amendment No. 18):

CAC ID	Aircraft Type	Scheduled Delivery Month	Scheduled Delivery Year

261977	A330-300 Aircraft	July	2013

261978	A330-200 Aircraft	September	2013

261979	A330-200 Aircraft	November	2013

261980	A330-300 Aircraft	January	2014

261981	A330-300 Aircraft	February	2014

261982	A330-300 Aircraft	April	2014

261983	A330-300 Aircraft	May	2014

261984	A330-300 Aircraft	July	2014

261994	A330-300 Aircraft	August	2014

261985	A330-300 Aircraft	September	2014

261986	A330-300 Aircraft	November	2014

261987	A330-300 Aircraft	January	2015

261988	A330-300 Aircraft	March	2015

261990	A330-300 Aircraft	June	2015

261991	A330-300 Aircraft	July	2015

261992	A330-200 Aircraft	September	2015

261993	A330-200 Aircraft	November	2015

261989	A330-200 Aircraft	December	2015

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Page 2/4

3.	EFFECT OF AMENDMENT

3.1	The Agreement will be deemed amended to the extent herein provided and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment No. 18 supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment No. 18.

3.2	Both parties agree that this Amendment No. 18 will constitute an integral, non-severable part of the Agreement and be governed by its provisions, except that if the Agreement and this Amendment No. 18 have specific provisions that are inconsistent, the specific provisions contained in this Amendment No. 18 will govern.

3.3	This Amendment No. 18 will become effective upon execution hereof by the Seller and the Buyer.

4.	CONFIDENTIALITY

This Amendment No. 18 is subject to the confidentiality provisions set forth in clause 22.9 (Confidentiality) of the Agreement.

5.	ASSIGNMENT

Notwithstanding any other provision of the Agreement and except as provided in clause 20 (Assignments and Transfers) of the Agreement, as amended by Letter Agreement No. 13, this Amendment No. 18 and the rights and obligations of the parties hereunder will not be assigned or transferred in any manner without the prior written consent of the other party, and any attempted assignment or transfer in contravention of the provisions of this Clause 5 will be void and of no force or effect.

6.	COUNTERPARTS

This Amendment No. 18 may be signed in any number of separate counterparts. Each counterpart, when signed and delivered will be an original, and the counterparts will together constitute one and the same instrument.

7.	GOVERNING LAW

This provisions of Clause 22.6 (Interpretation and Law) and 22.7 (Waiver of Jury Trial) shall apply to this Amendment No. 18 as if set out in full herein.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Page 3/4

IN WITNESS WHEREOF, this Amendment No. 18 was entered into the day and year first above written.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

INTREPID AVIATION GROUP, LLC	AIRBUS S.A.S.

By:	By:

Name:	Name:

Title:	Title:

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Page 4/4

AMENDMENT NO. 19

to the

AIRBUS A330-200 FREIGHTER PURCHASE AGREEMENT

dated 30 May 2007

between

AIRBUS S.A.S.

and

INTREPID AVIATION GROUP, LLC

This amendment to the A330-200 Freighter Purchase Agreement between Airbus S.A.S. and Intrepid Aviation Group, LLC (the “Amendment No. 19”) entered into on 28 May 2014 by and between AIRBUS S.A.S., a société par actions simplifiée, organised and existing under the laws of the Republic of France, having its registered office located at 1, rond-point Maurice Bellonte, 31700 Blagnac, France (the “Seller”), and INTREPID AVIATION GROUP, LLC, a limited liability company organised and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at One Stamford Plaza, Suite 1000, 263 Tresser Boulevard, Stamford CT06901, United States of America (the “Buyer”);

WITNESSETH:

WHEREAS, the Buyer and the Seller entered into an A330-200 Freighter Purchase Agreement, dated 30 May 2007 (the “Purchase Agreement”) relating to the sale by the Seller and the purchase by the Buyer of twenty (20) Airbus A330-200 Freighter aircraft.

WHEREAS, the Buyer and the Seller have entered into an Amendment No. 1 dated 29 August 2008, an Amendment No. 2 dated 1 December 2009, an Amendment No. 3 dated 20 May 2011 and a Letter Agreement of the same date pursuant to which *****, an Amendment No. 4 dated 29 February 2012, an Amendment No. 5 dated 7 August 2012, an Amendment No. 6 dated 25 September 2012, an Amendment No. 7 dated 26 December 2012, an Amendment No. 8 dated 9 April 2013, an Amendment No. 9 dated 10 April 2013, an Amendment No. 10 dated 26 April 2013, an Amendment No. 11 dated 28 May 2013 (the “Amendment No. 11”), an Amendment No. 12 dated 3 June 2013, an Amendment No. 13 dated 1 July 2013, an Amendment No. 14 dated 19 July 2013, an Amendment No. 15 dated 29 August 2013, an Amendment No. 16 dated 3 October 2013, an Amendment No. 17 dated 20 December 2013 and an amendment No. 18 dated 31 January 2014 each amending certain terms of the Purchase Agreement.

The Purchase Agreement, together with all Exhibits, Appendices and Letter Agreements attached thereto, as varied by each of the Amendments No. 1 through No. 18 and as may have been further varied from time to time in accordance with its terms is hereinafter referred to collectively as the “Agreement”.

WHEREAS, the Buyer and the Seller hereby enter into this Amendment No. 19 to to, amongst other matters, amend the Agreement to provide for the conversion of the Aircraft bearing CAC ID 261993 into an A330-300 Passenger Aircraft and for the rescheduling of and the incorporation of the new 242t MTOW weight variant on the Aircraft bearing CAC ID 261992.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Page 1/6

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

1.	DEFINITIONS

Capitalised terms used in this Amendment No. 19 and not otherwise defined herein will have the meanings assigned to them in the Agreement, as amended from time to time. The terms “herein,” “hereof,” and “hereunder” and words of similar import refer to this Amendment No. 19.

2.	PASSENGER AIRCRAFT CONVERSION

2.1	Amdt 19 Converted Aircraft

The Buyer hereby provides notice to the Seller and exercises its right to irrevocably convert the Aircraft bearing CAC ID 261993 scheduled for delivery in November 2015 (the “Amdt 19 Converted Aircraft”) from an A330-200 Passenger Aircraft into an A330-300 Passenger Aircraft pursuant to the provisions of the paragraph 1.1 of the Letter Agreement No. 15 to the Agreement as amended from time to time.

Notwithstanding the form described in exhibit F to the Letter Agreement No. 15 to the Agreement, the Seller and the Buyer agree that this Amendment No. 19 shall, with respect to the Amdt 19 Converted Aircraft, constitute a “Conversion Amendment” for the purpose of such paragraph 1.1 to such Letter Agreement No. 15.

2.2	Propulsion Systems

The Buyer hereby provides notice to the Seller of its selection of the General Electric CF6-80E1A4 Propulsion Systems for the Amdt 19 Converted Aircraft pursuant to the provisions set forth in the Clause 2.2 of the Agreement as amended by the Letter Agreement No. 15 to the Agreement

2.3	Predelivery Payments

The Buyer will make all Predelivery Payments with respect to the Amdt 19 Converted Aircraft pursuant to clause 5 of the Agreement, as amended by Letter Agreement No. 2 to the Agreement and Amendment No. 11.

Any Predelivery Payments with respect to the Amdt 19 Converted Aircraft falling due prior to the date hereof by virtue of the conversion set out in this Clause 2 but not paid by the Buyer prior to the date hereof, shall be paid within five (5) Business Days of this Amendment No. 19.

3.	PASSENGER AIRCRAFT RESCHEDULING AND INCORPORATION OF 242T VARIANT

3.1	Passenger Aircraft Rescheduling

3.1.1	Amdt 19 Rescheduled Aircraft

The Buyer and the Seller agree that the Scheduled Delivery Month of the Aircraft bearing CAC ID 261992 (the “Amdt 19 Rescheduled Aircraft”) is hereby amended to November 2015, from September 2015.

Notwithstanding the terms set forth in the paragraph 1.1 of the Letter Agreement No. 15 to the Agreement as amended from time to time, the Buyer shall have the right to convert the Amdt 19 Rescheduled Aircraft from an A330-200 Passenger Aircraft model to and A330-30 Passenger Aircraft model by written notice to the Seller not later than the 1st of June 2014.

Notwithstanding the terms set for in the Clause 2.2.2 of the Agreement, the Buyer shall notify the Seller in writing no later than the 1st of June 2014 of its selection of Propulsion Systems with respect to the Amdt 19 Rescheduled Aircraft.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Page 2/6

3.1.2	Predelivery Payments

The Buyer will make all Predelivery Payments with respect to the Amdt 19 Rescheduled Aircraft pursuant to clause 5 of the Agreement, as amended by Letter Agreement No. 2 to the Agreement and Amendment No. 11.

3.2	A330 Operating Weight Improvement

3.2.1	The Seller is currently developing a design weight upgrade (a) for A330-200 with MTOW of 242t, MLW of 182t and MZFW of 166t and (b) for A330-300 with MTOW of 242T, MLW of 187t and MZFW of 171t (referred to “Weight Variant 81”).

3.2.2	*****

3.2.2.1	*****

*****

3.2.2.2	*****

3.2.2.3	*****

*****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Page 3/6

1.	DELIVERY SCHEDULE

By virtue of the conversion and rescheduling set out in this Amendment No. 19, the delivery schedule table in clause 9.1.1 of the Agreement as amended from time to time, shall be deleted in its entirety and replaced with the following table (the bold text being for illustrative purposes only of the changes affected by this Amendment No. 19):

CAC ID	Aircraft Type	Scheduled Delivery Month	Scheduled Delivery Year

261977	A330-300 Aircraft	July	2013

261978	A330-200 Aircraft	September	2013

261979	A330-200 Aircraft	November	2013

261980	A330-300 Aircraft	January	2014

261981	A330-300 Aircraft	February	2014

261982	A330-300 Aircraft	April	2014

261983	A330-300 Aircraft	May	2014

261984	A330-300 Aircraft	July	2014

261994	A330-300 Aircraft	August	2014

261985	A330-300 Aircraft	September	2014

261986	A330-300 Aircraft	November	2014

261987	A330-300 Aircraft	January	2015

261988	A330-300 Aircraft	March	2015

261990	A330-300 Aircraft	June	2015

261991	A330-300 Aircraft	July	2015

261992	A330-200 Aircraft	November	2015

261993	A330-300 Aircraft	November	2015

261989	A330-200 Aircraft	December	2015

2.	EFFECT OF AMENDMENT

2.1.	The Agreement will be deemed amended to the extent herein provided and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment No. 19 supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment No. 19.

2.2.	Both parties agree that this Amendment No. 19 will constitute an integral, non-severable part of the Agreement and be governed by its provisions, except that if the Agreement and this Amendment No. 19 have specific provisions that are inconsistent, the specific provisions contained in this Amendment No. 19 will govern.

2.3.	This Amendment No. 19 will become effective upon execution hereof by the Seller and the Buyer.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Page 4/6

3.	CONFIDENTIALITY

This Amendment No. 19 is subject to the confidentiality provisions set forth in clause 22.9 (Confidentiality) of the Agreement.

4.	ASSIGNMENT

Notwithstanding any other provision of the Agreement and except as provided in clause 20 (Assignments and Transfers) of the Agreement, as amended by Letter Agreement No. 13, this Amendment No. 19 and the rights and obligations of the parties hereunder will not be assigned or transferred in any manner without the prior written consent of the other party, and any attempted assignment or transfer in contravention of the provisions of this Clause 5 will be void and of no force or effect.

5.	COUNTERPARTS

This Amendment No. 19 may be signed in any number of separate counterparts. Each counterpart, when signed and delivered will be an original, and the counterparts will together constitute one and the same instrument.

6.	GOVERNING LAW

This provisions of Clause 22.6 (Interpretation and Law) and 22.7 (Waiver of Jury Trial) shall apply to this Amendment No. 19 as if set out in full herein.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Page 5/6

IN WITNESS WHEREOF, this Amendment No. 19 was entered into the day and year first above written.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

INTREPID AVIATION GROUP, LLC	AIRBUS S.A.S.

By:	By:

Name:	Name:

Title:	Title:

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Page 6/6

LETTER AGREEMENT No. 1 TO AMENDMENT No. 19

As of May 28, 2014

INTREPID AVIATION GROUP, LLC

One Stamford Plaza, Suite 1000

263 Tresser Boulevard

Stamford CT06901

United States of America

Attention: Mr. Frank Pray

Re: *****

Dear Ladies and Gentlemen,

INTREPID AVIATION GROUP, LLC (the “Buyer”), and AIRBUS S.A.S. (the “Seller”), have entered into an Airbus A330-200 Freighter Purchase Agreement dated as of May 30, 2007, as amended by Amendment No. 1, dated as of August 29, 2008, Amendment No. 2, dated as of December 1, 2009, Amendment No. 3, dated May 20, 2011, Amendment No.4 dated as of February 29, 2012, Amendment No. 5 dated as of August 7, 2012, Amendment No. 6 dated as of September 25, 2012 and Amendment No. 7 dated 26 December 2012, an Amendment No. 8 dated 9 April 2013, an Amendment No. 9 dated 10 April 2013, an Amendment No. 10 dated 26 April 2013, an Amendment No. 11 dated 28 May 2013 (the “Amendment No. 11”), an Amendment No. 12 dated 3 June 2013, an Amendment No. 13 dated 1 July 2013, an Amendment No. 14 dated 19 July 2013, an Amendment No. 15 dated 29 August 2013, an Amendment No. 16 dated 3 October 2013, and an Amendment No. 17 dated 20 December 2013, an Amendment No. 18 dated 31 January 2014 and an Amendment No. 19 dated as of the date hereof, (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement.

The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 1 to Amendment No. 19 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Amendment No. 19 Additional Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, non-severable part of the Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent with each other, the specific provisions contained in this Letter Agreement will govern.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Page 1/3

1.	*****

*****

2.	ASSIGNMENT

Notwithstanding any other provision of the Agreement, except as otherwise set forth in Clause 20 of the Agreement, as amended by Letter Agreement, this Letter Agreement and the rights and obligations of the parties hereunder will not be assigned or transferred in any manner without the prior written consent of the other party, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 4 will be void and of no force or effect.

3.	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Page 2/3

If the foregoing correctly sets forth your understanding, please execute the original and two (2) copies hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:

Name:

Title:

Accepted and Agreed

INTREPID AVIATION GROUP, LLC

By: Intrepid Aviation Management, LLC, its authorized signatory

By:

Name:

Title:

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Page 3/3

AMENDMENT NO. 20

to the

AIRBUS A330-200 FREIGHTER PURCHASE AGREEMENT

dated 30 May 2007

between

AIRBUS S.A.S.

and

INTREPID AVIATION GROUP, LLC

This Amendment to the A330-200 Freighter Purchase Agreement between Airbus S.A.S. and Intrepid Aviation Group, LLC, (this “Amendment No. 20”) entered into on 22 August 2014, by and between AIRBUS S.A.S., a société par actions simplifiée, organized and existing under the laws of the Republic of France, having its registered office located at 1, rond-point Maurice Bellonte, 31700 Blagnac, France (the “Seller”), and INTREPID AVIATION GROUP, LLC, a limited liability company organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at 650 Madison Avenue, 26th Floor, New York, New York, 10022, U.S.A. (the “Buyer”);

WITNESSETH:

WHEREAS, the Buyer and the Seller entered into an A330-200 Freighter Purchase Agreement, dated 30 May 2007 (the “Purchase Agreement”) relating to the sale by the Seller and the purchase by the Buyer of twenty (20) Airbus A330-200 Freighter aircraft.

WHEREAS, the Buyer and the Seller have entered into an Amendment No. 1 dated 29 August 2008, an Amendment No. 2 dated 1 December 2009, an Amendment No. 3 dated 20 May 2011 and a Letter Agreement of the same date pursuant to which the Buyer *****, an Amendment No. 4 dated 29 February 2012, an Amendment No. 5 dated 7 August 2012, an Amendment No. 6 dated 25 September 2012, an Amendment No. 7 dated 26 December 2012 an Amendment No. 8 dated 9 April 2013, an Amendment No. 9 dated 10 April 2013, an Amendment No. 10 dated 26 April 2013, an Amendment No. 11 dated 28 May 2013, an Amendment No. 12 dated 3 June 2013, an Amendment No. 13 dated 1 July 2013, an Amendment No. 14 dated 19 July 2013, an Amendment No. 15 dated 29 August 2013, an Amendment No. 16 dated 3 October 2013, an Amendment No. 17 dated 20 December 2013, an Amendment No. 18 dated 31 January 2014 and an Amendment No. 19 dated 28 May 2014 each amending certain terms of the Purchase Agreement.

The Purchase Agreement, together with all Exhibits, Appendices and Letter Agreements attached thereto, as varied by each of the Amendments No. 1 through No. 19 and as may have been further varied from time to time in accordance with its terms is hereinafter referred to collectively as the “Agreement”.

WHEREAS, the Buyer and the Seller hereby enter into this Amendment No. 20 in order to make certain changes to the terms of the Purchase Agreement.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Page 1/4

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

1.	FINANCIAL INDEBTEDNESS

a.	The parties hereby agree that pursuant to the terms of this Amendment and other written agreements between the parties, Clause 21.1.1(12) incorporated into the Agreement by Amendment No. 6 and amended by Amendment No. 9 shall be deleted in its entirety and replaced with the following:

QUOTE

*****

UNQUOTE

2.	DEFINITIONS

2.1	Capitalized terms used herein and not otherwise defined in this Amendment No. 20 will have the meanings assigned to them in the Agreement, as amended from time to time. The terms “herein,” “hereof,” and “hereunder” and words of similar import refer to this Amendment No. 20.

2.2	In this Letter Agreement and in the Agreement Financial Indebtedness shall mean any indebtedness for or in respect of:

(a)	money borrowed or raised;

(b)	any bond, note, loan stock, debenture or similar instrument;

(c)	acceptance credit, bill discounting, note purchase, factoring or documentary credit facilities;

(d)	rental payments under leases, lease purchases, instalment sales, conditional sales, hire purchases or credit sales or other similar arrangements (whether in respect of aircraft, machinery, equipment, land or otherwise) entered into primarily as a method of raising finance or for financing the acquisition of the relevant asset;

(e)	payments under leases with a term, including optional extension periods, if any, capable of exceeding two (2) years (whether in respect of aircraft, machinery, equipment, land or otherwise) characterized or interpreted as operating leases in accordance with the relevant accounting standards but either entered into primarily as a method of financing the acquisition of the asset leased or having a termination sum payable upon any termination of such lease;

(f)	obligations (whether conditional or not) arising from a commitment to purchase or repurchase shares or securities where such commitment is or was in respect of raising finance; and

(g)	guarantees, bonds, indemnities, stand-by letters by credits or other similar instruments issued in connection with any of the foregoing.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Page 2/4

3.	EFFECT OF AMENDMENT

3.1	The Agreement will be deemed amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment No. 20 supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment No. 20.

3.2	Both parties agree that this Amendment No. 20 will constitute an integral, non-severable part of the Agreement and be governed by its provisions, except that if the Agreement and this Amendment No. 20 have specific provisions that are inconsistent, the specific provisions contained in this Amendment No. 20 will govern.

3.3	This Amendment No. 20 will become effective upon execution hereof by the Seller and the Buyer.

4.	CONFIDENTIALITY

This Amendment No. 20 is subject to the confidentiality provisions set forth in Clause 22.9 (Confidentiality) of the Agreement.

5.	ASSIGNMENT

Notwithstanding any other provision of the Agreement, except as otherwise set forth in Clause 20 (Assignments and Transfers) of the Agreement, as amended in Letter Agreement No. 13, this Amendment No. 20 and the rights and obligations of the parties hereunder will not be assigned or transferred in any manner without the prior written consent of the other party, and any attempted assignment or transfer in contravention of the provisions of this Clause 5 will be void and of no force or effect.

6.	COUNTERPARTS

This Amendment No. 20 may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission), will be an original, and the counterparts will together constitute one and the same instrument.

7.	GOVERNING LAW

This provisions of Clause 22.6 (Interpretation and Law) and 22.7 (Waiver of Jury Trial) shall apply to this Amendment No. 20 as if set out in full herein.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Page 3/4

IN WITNESS WHEREOF, this Amendment No. 20 was entered into the day and year first above written.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

INTREPID AVIATION GROUP, LLC	AIRBUS S.A.S.

By:	By:

Name:	Name:

Title:	Title:

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Page 4/4

AMENDMENT NO. 21

to the

AIRBUS A330-200 FREIGHTER PURCHASE AGREEMENT

dated 30 May 2007

between

AIRBUS S.A.S.

and

INTREPID AVIATION GROUP, LLC

This amendment to the A330-200 Freighter Purchase Agreement between Airbus S.A.S. and Intrepid Aviation Group, LLC (the “Amendment No. 21”) entered into on 22 of September 2014 by and between AIRBUS S.A.S., a société par actions simplifiée, organised and existing under the laws of the Republic of France, having its registered office located at 1, rond-point Maurice Bellonte, 31700 Blagnac, France (the “Seller”), and INTREPID AVIATION GROUP, LLC, a limited liability company organised and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at One Stamford Plaza, Suite 1000, 263 Tresser Boulevard, Stamford CT06901, United States of America (the “Buyer”);

WITNESSETH:

WHEREAS, the Buyer and the Seller entered into an A330-200 Freighter Purchase Agreement, dated 30 May 2007 (the “Purchase Agreement”) relating to the sale by the Seller and the purchase by the Buyer of twenty (20) Airbus A330-200 Freighter aircraft.

WHEREAS, the Buyer and the Seller have entered into an Amendment No. 1 dated 29 August 2008, an Amendment No. 2 dated 1 December 2009, an Amendment No. 3 dated 20 May 2011 and a Letter Agreement of the same date pursuant to which the Buyer *****, an Amendment No. 4 dated 29 February 2012, an Amendment No. 5 dated 7 August 2012, an Amendment No. 6 dated 25 September 2012, an Amendment No. 7 dated 26 December 2012, an Amendment No. 8 dated 9 April 2013, an Amendment No. 9 dated 10 April 2013, an Amendment No. 10 dated 26 April 2013, an Amendment No. 11 dated 28 May 2013 (the “Amendment No. 11”), an Amendment No. 12 dated 3 June 2013, an Amendment No. 13 dated 1 July 2013, an Amendment No. 14 dated 19 July 2013, an Amendment No. 15 dated 29 August 2013, an Amendment No. 16 dated 3 October 2013, an Amendment No. 17 dated 20 December 2013, an amendment No. 18 dated 31 January 2014, an amendment No. 19 dated 28 May 2014 and an amendment No. 20 dated 22 August 2014 each amending certain terms of the Purchase Agreement.

The Purchase Agreement, together with all Exhibits, Appendices and Letter Agreements attached thereto, as varied by each of the Amendments No. 1 through No. 20 and as may have been further varied from time to time in accordance with its terms is hereinafter referred to collectively as the “Agreement”.

WHEREAS, the Buyer and the Seller hereby enter into this Amendment No. 21 to, amongst other matters, amend the Agreement to provide for the conversion of the Aircraft bearing CAC ID 261989 and CAC Id 261992 into A330-300 Passenger Aircraft.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Page 1/5

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

7.	DEFINITIONS

Capitalised terms used in this Amendment No. 21 and not otherwise defined herein will have the meanings assigned to them in the Agreement, as amended from time to time. The terms “herein,” “hereof,” and “hereunder” and words of similar import refer to this Amendment No. 21.

8.	PASSENGER AIRCRAFT CONVERSION

8.1.	Amdt 21 Converted Aircraft

(i)	The Buyer hereby provides notice to the Seller and exercises its right to irrevocably convert the Aircraft bearing CAC ID 261989 scheduled for delivery in December 2015 from an A330-200 Passenger Aircraft into an A330-300 Passenger Aircraft and

(ii)	the Aircraft bearing CAC ID 261992 scheduled for delivery in November 2015 from an A330-200 Passenger Aircraft into an A330-300 Passenger Aircraft pursuant to the provisions of the paragraph 1.1 of the Letter Agreement No. 15 to the Agreement as amended from time to time.

The Aircraft bearing CAC ID 261989 and CAC ID 261992 being together hereinafter referred to as the “Amdt 21 Converted Aircraft”.

Notwithstanding the form described in exhibit F to the Letter Agreement No. 15 to the Agreement, the Seller and the Buyer agree that this Amendment No. 21 shall, with respect to the Amdt 21 Converted Aircraft, constitute a “Conversion Amendment” for the purpose of such paragraph 1.1 to such Letter Agreement No. 15.

8.2.	Predelivery Payments

The Buyer will make all Predelivery Payments with respect to the Amdt 21 Converted Aircraft pursuant to clause 5 of the Agreement, as amended by Letter Agreement No. 2 to the Agreement and Amendment No. 11.

Any Predelivery Payments with respect to the Amdt 21 Converted Aircraft falling due prior to the date hereof by virtue of the conversion set out in this Clause 2 but not paid by the Buyer prior to the date hereof, shall be paid within five (5) Business Days of this Amendment No. 21.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Page 2/5

9.	DELIVERY SCHEDULE

By virtue of the conversion and rescheduling set out in this Amendment No. 21, the delivery schedule table in clause 9.1.1 of the Agreement as amended from time to time, shall be deleted in its entirety and replaced with the following table (the bold text being for illustrative purposes only of the changes affected by this Amendment No. 21):

CAC ID	Aircraft Type	Scheduled Delivery Month	Scheduled Delivery Year

261977	A330-300 Aircraft	July	2013

261978	A330-200 Aircraft	September	2013

261979	A330-200 Aircraft	November	2013

261980	A330-300 Aircraft	January	2014

261981	A330-300 Aircraft	February	2014

261982	A330-300 Aircraft	April	2014

261983	A330-300 Aircraft	May	2014

261984	A330-300 Aircraft	July	2014

261994	A330-300 Aircraft	August	2014

261985	A330-300 Aircraft	September	2014

261986	A330-300 Aircraft	November	2014

261987	A330-300 Aircraft	January	2015

261988	A330-300 Aircraft	March	2015

261990	A330-300 Aircraft	June	2015

261991	A330-300 Aircraft	July	2015

261992	A330-300 Aircraft	November	2015

261993	A330-300 Aircraft	November	2015

261989	A330-300 Aircraft	December	2015

10.	PERFORMANCE GUARANTEES

****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Page 3/5

11.	EFFECT OF AMENDMENT

11.1.	The Agreement will be deemed amended to the extent herein provided and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment No. 21 supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment No. 21.

11.2.	Both parties agree that this Amendment No. 21 will constitute an integral, non-severable part of the Agreement and be governed by its provisions, except that if the Agreement and this Amendment No. 21 have specific provisions that are inconsistent, the specific provisions contained in this Amendment No. 21 will govern.

11.3.	This Amendment No. 21 will become effective upon execution hereof by the Seller and the Buyer.

12.	CONFIDENTIALITY

This Amendment No. 21 is subject to the confidentiality provisions set forth in clause 22.9 (Confidentiality) of the Agreement.

13.	ASSIGNMENT

Notwithstanding any other provision of the Agreement and except as provided in clause 20 (Assignments and Transfers) of the Agreement, as amended by Letter Agreement No. 13, this Amendment No. 21 and the rights and obligations of the parties hereunder will not be assigned or transferred in any manner without the prior written consent of the other party, and any attempted assignment or transfer in contravention of the provisions of this Clause 6 will be void and of no force or effect.

14.	COUNTERPARTS

This Amendment No. 21 may be signed in any number of separate counterparts. Each counterpart, when signed and delivered will be an original, and the counterparts will together constitute one and the same instrument.

15.	GOVERNING LAW

This provisions of Clause 22.6 (Interpretation and Law) and 22.7 (Waiver of Jury Trial) shall apply to this Amendment No. 21 as if set out in full herein.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Page 4/5

IN WITNESS WHEREOF, this Amendment No. 21 was entered into the day and year first above written.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

INTREPID AVIATION GROUP, LLC	AIRBUS S.A.S.

By:	By:

Name:	Name:

Title:	Title:

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Page 5/5

APPENDIX 1 TO AMENDMENT NO. 21

A330-300 PASSENGER AIRCRAFT PERFORMANCE GUARANTEE

LETTER AGREEMENT NO. 8D

Dated 22 September 2014

INTREPID AVIATION GROUP, LLC

One Stamford Plaza, 263 Tresser Blvd

Stamford, CT 06901

United States of America

Re: ***** Performance Guarantee

Dear Ladies and Gentlemen,

INTREPID AVIATION GROUP, LLC (the “Buyer”), and AIRBUS S.A.S. (the “Seller”), have entered into an Airbus A330-200F Purchase Agreement dated 30 May 2007 as amended from time to time (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 8D (the “Letter Agreement No. 8D”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement No. 8D will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement No. 8D.

Both parties agree that this Letter Agreement No. 8D will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement No. 8D will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement No. 8D have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement No. 8D will govern.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Page 1/6

1	AIRCRAFT CONFIGURATION

The guarantees defined below (“the Guarantees”) are applicable to the A330-300 Aircraft as described in the Standard Specification referenced G.000.03000 Issue 8 dated 30th October 2009 with Design Weights of:

Maximum Takeoff Weight (MTOW):         *****

Maximum Landing Weight (MLW):            *****

Maximum Zero Fuel Weight (MZFW):       *****

and fitted with:

a)	General Electric CF6-80E1A2 engines
b)	General Electric CF6-80E1A3 engines
c)	General Electric CF6-80E1A4 engines

d)	Pratt & Whitney 4168-1D engines
e)	Pratt & Whitney 4170 engines

f)	Roll Royce Trent 772B engines
g)	Roll Royce Trent 772C engines

hereinafter referred to as “the Specification”, and without taking into account any further changes thereto as provided in the Purchase Agreement.

2	GUARANTEED PERFORMANCE

2.1	*****

*****

a)	*****
b)	*****
c)	*****
d)	*****
e)	*****
f)	*****
g)	*****

2.2	*****

*****

2.3	*****

*****

*****

*****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Page 2/6

3	SPECIFIC RANGE GUARANTEE

3.1	The Aircraft nautical miles per pound of fuel at a gross cruise weight of 500,000 lb at a pressure altitude of 35,000 ft at a fixed Mach number of 0.82 in ISA conditions shall be not less than a guaranteed value of

a)+b)+c) for GE:	Nominal:	*****	Guaranteed;	*****

d)+e) for PW:	Nominal:	*****	Guaranteed;	*****

f)+g) for RR:	Nominal:	*****	Guaranteed;	*****

3.2	The Aircraft nautical miles per pound of fuel at a gross cruise weight of 450,000 lb at a pressure altitude of 37,000 ft at a fixed Mach number of 0.82 in ISA conditions shall be not less than a guaranteed value of:

a)+b)+c) for GE:	Nominal:	*****	Guaranteed;	*****

d)+e) for PW:	Nominal:	*****	Guaranteed;	*****

f)+g) for RR:	Nominal:	*****	Guaranteed;	*****

3.3	The Aircraft nautical miles per pound of fuel at a gross cruise weight of 400,000 lb at a pressure altitude of 39,000 ft at a fixed Mach number of 0.82 in ISA conditions shall be not less than a guaranteed value of:

a)+b)+c) for GE:	Nominal:	*****	Guaranteed;	*****

d)+e) for PW:	Nominal:	*****	Guaranteed;	*****

f)+g) for RR:	Nominal:	*****	Guaranteed;	*****

4	MANUFACTURER’S WEIGHT EMPTY GUARANTEE

The Seller guarantees a Manufacturer’s Weight Empty of

a)+b)+c) for GE:	*****
d)+e) for PW:	*****
f)+g) for RR:	*****

(the “Manufacturer’s Weight Empty Guarantee”). This is the Manufacturer’s Weight Empty (MWE) of the basic Aircraft as defined in Section 13-10.00.00 of the Standard Specification amended as described in paragraph 1 above and is subject to adjustment as defined in paragraph 7.2 below

5	GUARANTEE CONDITIONS

5.1	The performance certification requirements for the Aircraft, except where otherwise stated, will be as stated in Section 02 of the Specification.

5.2	For the determination of FAR take-off and landing performance a hard level dry runway surface with no runway strength limitation, no line-up allowance, no obstacles, zero wind, atmosphere according to ISA, except as otherwise stated, and the use of speedbrakes, flaps, associated speeds, landing gear, center of gravity position and engines in the conditions liable to provide the best results will be assumed.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Page 3/6

5.3	When establishing take-off performance no air will be bled from the engines for cabin air conditioning or anti-icing.

5.4	Climb, cruise and descent performance elements of the Guarantees will include allowances for normal electrical load and for normal engine air bleed and power extraction associated with maximum cabin differential pressure as defined in Section 21-30.31 of the Specification. Cabin air conditioning management during performance demonstration as described in paragraph 6.3 below may be such as to optimize the Aircraft performance while meeting the minimum air conditioning requirements defined above. Unless otherwise stated no air will be bled from the engines for anti-icing.

Cruise performance at 20,000 ft and above are based on a center of gravity position of 34% MAC.

5.5	The engines will be operated using not more than the engine manufacturer’s maximum recommended outputs for take-off, maximum go-round, maximum continuous, maximum climb and cruise for normal operation unless otherwise stated.

5.6	Where applicable the Guarantees assume the use of an approved fuel having a density of 6.7 lb/US gallon and a Lower Heating Value of 18,590 BTU/lb.

6	GUARANTEE COMPLIANCE

6.1	Compliance with the Guarantees shall be demonstrated using operating procedures and limitations in accordance with those defined by the certifying Aviation Authority and by the Seller unless otherwise stated.

6.2	Compliance with the take-off, second segment and landing elements of the Guarantees will be demonstrated with reference to the approved Flight Manual.

6.3	Compliance with those parts of the Guarantees defined in paragraph 3 above not covered by the requirements of the certifying Aviation Authority will be demonstrated by calculation based on data obtained during fully instrumented flight tests conducted on one (or more, at the Seller’s discretion) A330-300 aircraft of the same airframe/engine model combination as those Aircraft purchased by the Buyer and incorporated in the In-Flight Performance Program and data bases (“the IFP”) appropriate to the Aircraft.

6.4	Compliance with the Manufacturer’s Weight Empty guarantee will be demonstrated with reference to a weight compliance report.

6.5	Data derived from flight tests will be adjusted as required using conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices to show compliance with the Guarantees.

6.6	The Seller undertakes to furnish the Buyer with a report or reports demonstrating compliance with the Guarantees at, or as soon as possible after, the delivery of each of the Buyer’s A330-300 Aircraft.

7	ADJUSTMENT OF GUARANTEES

7.1	In the event of any Change in Law (as defined in Clause 7.2 of the Agreement) made subsequent to the date of the Agreement which affects the Aircraft configuration or performance or both and is required to obtain certification, the Guarantees shall be appropriately modified to reflect the effect of any such Change in Law.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Page 4/6

7.2	The Guarantees apply to the Aircraft as described in the paragraph 1 above and may be adjusted in the event of:

a)	Any further configuration change which is the subject of a SCN

b)	Variation in actual weights of items defined in Section 13-10 of the Standard Specification.

8	EXCLUSIVE GUARANTEES

The Guarantees are exclusive and are provided in lieu of any and all other performance and weight guarantees of any nature which may be stated, referenced or incorporated in the Specification or any other document.

9	Intentionally left blank

10	UNDERTAKING REMEDIES

*****

11.	ASSIGNMENT

Except as provided under Letter Agreement No. 11, this Letter Agreement No. 8D and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph will be void and of no force or effect.

12.	COUNTERPARTS

This Letter Agreement No. 8D may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Page 5/6

If the foregoing correctly sets forth our understanding, please execute the original and two (2) copies hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:

Its:

Accepted and Agreed

INTREPID AVIATION GROUP, LLC

Authorized Signatory

By:

Its:

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Page 6/6

AMENDMENT NO. 22

to the

AIRBUS A330-200 FREIGHTER PURCHASE AGREEMENT

dated 30 May 2007

between

AIRBUS S.A.S.

and

INTREPID AVIATION GROUP, LLC

This amendment to the A330-200 Freighter Purchase Agreement between Airbus S.A.S. and Intrepid Aviation Group, LLC (the “Amendment No. 22”) entered into on 29 of October 2014 by and between AIRBUS S.A.S., a société par actions simplifiée, organised and existing under the laws of the Republic of France, having its registered office located at 1, rond-point Maurice Bellonte, 31700 Blagnac, France (the “Seller”), and INTREPID AVIATION GROUP, LLC, a limited liability company organised and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at One Stamford Plaza, Suite 1000, 263 Tresser Boulevard, Stamford CT06901, United States of America (the “Buyer”);

WITNESSETH:

WHEREAS, the Buyer and the Seller entered into an A330-200 Freighter Purchase Agreement, dated 30 May 2007 (the “Purchase Agreement”) relating to the sale by the Seller and the purchase by the Buyer of twenty (20) Airbus A330-200 Freighter aircraft.

WHEREAS, the Buyer and the Seller have entered into an Amendment No. 1 dated 29 August 2008, an Amendment No. 2 dated 1 December 2009, an Amendment No. 3 dated 20 May 2011 and a Letter Agreement of the same date pursuant to which the Buyer *****, an Amendment No. 4 dated 29 February 2012, an Amendment No. 5 dated 7 August 2012, an Amendment No. 6 dated 25 September 2012, an Amendment No. 7 dated 26 December 2012, an Amendment No. 8 dated 9 April 2013, an Amendment No. 9 dated 10 April 2013, an Amendment No. 10 dated 26 April 2013, an Amendment No. 11 dated 28 May 2013 (the “Amendment No. 11”), an Amendment No. 12 dated 3 June 2013, an Amendment No. 13 dated 1 July 2013, an Amendment No. 14 dated 19 July 2013, an Amendment No. 15 dated 29 August 2013, an Amendment No. 16 dated 3 October 2013, an Amendment No. 17 dated 20 December 2013, an amendment No. 18 dated 31 January 2014, an amendment No. 19 dated 28 May 2014, an amendment No. 20 dated 22 August 2014 and an amendment No. 21 dated 22 September 2014 each amending certain terms of the Purchase Agreement.

The Purchase Agreement, together with all Exhibits, Appendices and Letter Agreements attached thereto, as varied by each of the Amendments No. 1 through No. 20 and as may have been further varied from time to time in accordance with its terms is hereinafter referred to collectively as the “Agreement”.

WHEREAS, the Buyer and the Seller hereby enter into this Amendment No. 22 to, amongst other matters, amend the Agreement to provide for the deferral of the Aircraft bearing CAC Id 261992 and to *****.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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NOW,	THEREFORE, IT IS AGREED AS FOLLOWS:

1.	DEFINITIONS

Capitalised terms used in this Amendment No. 22 and not otherwise defined herein will have the meanings assigned to them in the Agreement, as amended from time to time. The terms “herein,” “hereof,” and “hereunder” and words of similar import refer to this Amendment No. 21.

2.	PASSENGER AIRCRAFT RESCHEDULING AND *****

2.1	Passenger Aircraft Rescheduling

2.1.1	The Buyer and the Seller hereby agree that the Scheduled Delivery Month of the Aircraft bearing CAC ID 261992 (the “Amdt 22 Rescheduled Aircraft”) is hereby amended to December 2015, from November 2015.

2.1.2	Propulsion Systems

The Buyer hereby provides notice to the Seller of its selection of the Rolls Royce TRENT 772B Propulsion Systems for the Amdt 22 Rescheduled Aircraft pursuant to the provisions set forth in Clause 2.2 of the Agreement as amended by Letter Agreement No.15 to the Agreement.

2.1.3	Aircraft Placement

Pursuant to Letter Agreement 15 to the Agreement, the Buyer hereby notifies the Seller that the Amdt 22 Rescheduled Aircraft has been placed with Evelop Airlines.

2.1.4	Predelivery Payments

Notwithstanding anything to the contrary in the Agreement, the Predelivery Payments, with respect to the Amdt 22 Rescheduled Aircraft, shall remain unchanged. Meaning that, the Predelivery Payments with respect to the Amdt 22 Rescheduled Aircraft shall be paid by the Buyer to the Seller as if the Amdt 22 Rescheduled Aircraft would not have been rescheduled as contemplated herein.

2.2	*****

Notwithstanding the terms of Amendment No. 19 and Amendment No. 21, the parties hereto hereby agree that *****.

Pursuant to the foregoing and notwithstanding anything to the contrary, Letter Agreement No. 8D to the Agreement shall not apply with respect to the Amdt 22 Rescheduled Aircraft and Letter Agreement No. 8C to the Agreement shall apply instead.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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3.	DELIVERY SCHEDULE

By virtue of the conversion and rescheduling set out in this Amendment No. 22, the delivery schedule table in clause 9.1.1 of the Agreement as amended from time to time, shall be deleted in its entirety and replaced with the following table (the bold text being for illustrative purposes only of the changes affected by this Amendment No. 22):

CAC ID	Aircraft Type	Scheduled Delivery Month	Scheduled Delivery Year
261977	A330-300 Aircraft	July	2013

261978	A330-200 Aircraft	September	2013

261979	A330-200 Aircraft	November	2013

261980	A330-300 Aircraft	January	2014

261981	A330-300 Aircraft	February	2014

261982	A330-300 Aircraft	April	2014

261983	A330-300 Aircraft	May	2014

261984	A330-300 Aircraft	July	2014

261994	A330-300 Aircraft	August	2014

261985	A330-300 Aircraft	September	2014

261986	A330-300 Aircraft	November	2014

261987	A330-300 Aircraft	January	2015

261988	A330-300 Aircraft	March	2015

261990	A330-300 Aircraft	June	2015

261991	A330-300 Aircraft	July	2015

261993	A330-300 Aircraft	November	2015

261989	A330-300 Aircraft	December	2015

261992	A330-300 Aircraft	December	2015

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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4.	EFFECT OF AMENDMENT

4.1	The Agreement will be deemed amended to the extent herein provided and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment No. 22 supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment No. 22.

4.2	Both parties agree that this Amendment No. 22 will constitute an integral, non-severable part of the Agreement and be governed by its provisions, except that if the Agreement and this Amendment No. 22 have specific provisions that are inconsistent, the specific provisions contained in this Amendment No. 22 will govern.

4.3	This Amendment No. 22 will become effective upon execution hereof by the Seller and the Buyer.

5.	CONFIDENTIALITY

This Amendment No. 22 is subject to the confidentiality provisions set forth in clause 22.9 (Confidentiality) of the Agreement.

6.	ASSIGNMENT

Notwithstanding any other provision of the Agreement and except as provided in clause 20 (Assignments and Transfers) of the Agreement, as amended by Letter Agreement No. 13, this Amendment No. 22 and the rights and obligations of the parties hereunder will not be assigned or transferred in any manner without the prior written consent of the other party, and any attempted assignment or transfer in contravention of the provisions of this Clause 7 will be void and of no force or effect.

7.	COUNTERPARTS

This Amendment No. 22 may be signed in any number of separate counterparts. Each counterpart, when signed and delivered will be an original, and the counterparts will together constitute one and the same instrument.

8.	GOVERNING LAW

This provisions of Clause 22.6 (Interpretation and Law) and 22.7 (Waiver of Jury Trial) shall apply to this Amendment No. 22 as if set out in full herein.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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IN WITNESS WHEREOF, this Amendment No. 22 was entered into the day and year first above written.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

INTREPID AVIATION GROUP, LLC	AIRBUS S.A.S.

By:	By:

Name:	Name:

Title:	Title:

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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